       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 9, 1996.
                                                                FILE NO. 2-74452

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/
                          PRE-EFFECTIVE AMENDMENT NO.                        / /
                        POST-EFFECTIVE AMENDMENT NO. 26                      /X/
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/
                                AMENDMENT NO. 27                             /X/
                        (CHECK APPROPRIATE BOX OR BOXES)

                            ------------------------

                   MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 9011                       08543-9011
                 PRINCETON, NEW JERSEY                   (ZIP CODE)
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                   MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

                PHILIP L. KIRSTEIN, ESQ.                                LEONARD B. MACKEY, JR., ESQ.
          MERRILL LYNCH ASSET MANAGEMENT, L.P.                                 ROGERS & WELLS
                     P.O. BOX 9011                                            200 PARK AVENUE
            PRINCETON, NEW JERSEY 08543-9011                              NEW YORK, NEW YORK 10166

                     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)


   / /     immediately upon filing pursuant to paragraph (b)
   / /     on (date) pursuant to paragraph (b)
   /x/     60 days after filing pursuant to paragraph (a)(1)
   / /     on (date) pursuant to paragraph (a)(1) of Rule 485
   / /     75 days after filing pursuant to paragraph (a)(2)
   / /     on (date) pursuant to paragraph (a)(2) of rule 485

                     IF APPROPRIATE, CHECK THE FOLLOWING BOX:

   /x/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            ------------------------

     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON FEBRUARY 29, 1996.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
                             CROSS REFERENCE SHEET
                                   FORM N-1A

ITEM
FORM N1-A                                                    LOCATION
-----------------------------------------------------------  ---------------------------------------------------
PART A
   1.      Cover Page......................................  Cover Page
   2.      Synopsis........................................  *
   3.      Financial Highlights............................  Financial Highlights; Performance Data
   4.      General Description of Registrant...............  Investment Objectives and Policies of the Funds;
                                                               Additional Information
   5.      Management of the Fund..........................  Investment Adviser; Directors; Portfolio
                                                               Transactions and Brokerage; Additional
                                                               Information
   5A.     Management Discussion of Fund Performance.......  *
   6.      Capital Stock and Other Securities..............  Cover Page; Dividends, Distributions and Taxes;
                                                               Additional Information
   7.      Purchase of Securities Being Offered............  Purchase of Shares; Additional Information
   8.      Redemption or Repurchase........................  Redemption of Shares
   9.      Pending Legal Proceedings.......................  *


                                                             STATEMENT OF ADDITIONAL INFORMATION CAPTION
                                                             ---------------------------------------------------
PART B
  10.      Cover Page......................................  Cover Page
  11.      Table of Contents...............................  Table of Contents
  12.      General Information and History.................  Additional Information
  13.      Investment Objectives and Policies..............  Investment Objectives and Policies; Investment
                                                               Restrictions; Portfolio Transactions and
                                                               Brokerage
  14.      Management of the Registrant....................  Management of the Company
  15.      Control Persons and Principal Holders of
             Securities....................................  Management of the Company; Additional Information
  16.      Investment Advisory and Other Services..........  Management of the Company
  17.      Brokerage Allocation and Other Practices........  Portfolio Transactions and Brokerage
  18.      Capital Stock and Other Securities..............  *
  19.      Purchase, Redemption and Pricing of Securities
             Being Offered.................................  Determination of Net Asset Value; Redemption of
                                                               Shares
  20.      Tax Status......................................  Dividends, Distributions and Taxes
  21.      Underwriters....................................  Distribution Arrangements
  22.      Calculation of Performance Data.................  Performance Data
  23.      Financial Statements............................  Financial Statements

PART C
           Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.


------------
* Item inapplicable or answer negative.

                                EXPLANATORY NOTE

     This registration statement contains three forms of prospectus: the first prospectus to be found herein is to be used in connection with the sale of shares of the Funds to fund variable annuity contracts and/or variable life insurance contracts issued by insurance companies including Merrill Lynch Life Insurance Company ('MLLIC') or Merrill Lynch Life Insurance Company of New York ('ML of New York'); the second prospectus to be found herein is to be used in connection with the sale of shares of the Funds to fund benefits under variable life insurance contracts issued by MLLIC or ML of New York; and the third prospectus to be found herein is to be used in connection with the sale of shares of certain Funds to certain insurance companies, including insurance companies owned by Merrill Lynch & Co., Inc., for certain separate accounts to fund benefits under variable life insurance contracts and/or variable annuities contracts issued by the insurance companies.

PROSPECTUS
DECEMBER 9, 1996


                   MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 o PHONE NO. (609) 282-2800

                            ------------------------

    Merrill Lynch Variable Series Funds, Inc. (the 'Company') is an open-end management investment company which has a wide range of investment objectives among its sixteen separate funds (hereinafter referred to as the 'Funds' or individually as a 'Fund'). A separate class of common stock ('Common Stock') is issued for each Fund.

    The shares of the Funds are sold to separate accounts ('Separate Accounts') of certain insurance companies (the 'Insurance Companies'), including Merrill Lynch Life Insurance Company ('MLLIC') and ML Life Insurance Company of New York ('ML of New York'), to fund benefits under variable annuity contracts ('Variable Annuity Contracts') and/or variable life insurance contracts (together with the Variable Annuity Contracts, the 'Contracts') issued by such companies. The Insurance Companies will redeem shares to the extent necessary to provide benefits under the respective Contracts or for such other purposes as may be consistent with the respective Contracts. MLLIC and ML of New York are wholly owned subsidiaries of Merrill Lynch & Co., Inc., as is the Company's investment adviser, Merrill Lynch Asset Management, L.P. (the 'Investment Adviser'). The investment objectives of the Funds, each of whose name is preceded by 'Merrill Lynch,' are as follows:

        DOMESTIC MONEY MARKET FUND. Preservation of capital, liquidity and the highest possible current income consistent with the foregoing objectives by investing in short-term domestic money market securities.

        RESERVE ASSETS FUND. Preservation of capital, liquidity and the highest possible current income consistent with the foregoing objectives by investing in short-term money market securities.

        PRIME BOND FUND. As high a level of current income as is consistent with prudent investment management, and capital appreciation to the extent consistent with the foregoing objective, by investing primarily in long-term corporate bonds rated A or better by either Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Rating Group ('Standard & Poor's').

        HIGH CURRENT INCOME FUND. As high a level of current income as is consistent with its investment policies and prudent investment management, and capital appreciation to the extent consistent with the foregoing objective. The Fund invests principally in fixed-income securities that are rated in the lower rating categories of the established rating services or in unrated securities of comparable quality.

                                                        (continued on next page)


    THE RESERVE ASSETS FUND AND THE DOMESTIC MONEY MARKET FUND ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO DO SO. AN INVESTMENT IN THE RESERVE ASSETS FUND OR THE DOMESTIC MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE HIGH CURRENT INCOME FUND AND DEVELOPING CAPITAL MARKETS FOCUS FUND INVEST OR MAY INVEST IN HIGH YIELD BONDS (COMMONLY KNOWN AS 'JUNK BONDS'), WHICH INVOLVE SPECIAL RISKS. SEE 'INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS--RISKS OF HIGH YIELD SECURITIES.'

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
    ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                     CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


    THIS PROSPECTUS SETS FORTH IN CONCISE FORM THE INFORMATION ABOUT THE COMPANY THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN THE COMPANY. INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. A STATEMENT CONTAINING ADDITIONAL INFORMATION ABOUT THE COMPANY HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN A STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 9, 1996, AND IS AVAILABLE ON REQUEST AND WITHOUT CHARGE BY CALLING OR WRITING THE COMPANY AT THE ADDRESS AND TELEPHONE NUMBER SET FORTH ABOVE. THE STATEMENT OF ADDITIONAL INFORMATION IS HEREBY INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.

                            ------------------------

               MERRILL LYNCH ASSET MANAGEMENT--INVESTMENT ADVISER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

(continuation of cover page)

        QUALITY EQUITY FUND. Highest total investment return consistent with prudent risk through a fully managed investment policy utilizing equity securities, primarily common stocks of large-capitalization companies, as well as investment grade debt and convertible securities.

        EQUITY GROWTH FUND. Long-term capital growth by investing primarily in common shares of small companies and emerging growth companies regardless of size.

        NATURAL RESOURCES FOCUS FUND. Long-term growth of capital and protection of the purchasing power of shareholders' capital by investing primarily in equity securities of domestic and foreign companies with substantial natural resource assets.


        AMERICAN BALANCED FUND. A level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities by investing in a balanced portfolio of fixed income and equity securities.

        GLOBAL STRATEGY FOCUS FUND. High total investment return by investing primarily in a portfolio of equity and fixed income securities of U.S. and foreign issuers.

        BASIC VALUE FOCUS FUND. Capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.

        GLOBAL BOND FOCUS FUND (FORMERLY, THE WORLD INCOME FOCUS FUND). High total investment return by investing in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units.

        GLOBAL UTILITY FOCUS FUND. Capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

        INTERNATIONAL EQUITY FOCUS FUND. Capital appreciation through investment in securities, principally equities, of issuers in countries other than the United States.

        DEVELOPING CAPITAL MARKETS FOCUS FUND. Long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets.

        GOVERNMENT BOND FUND (FORMERLY, THE INTERMEDIATE GOVERNMENT BOND
    FUND). Highest possible current income consistent with the protection of capital afforded by investing in debt securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

        INDEX 500 FUND. Investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the 'S&P 500 Index').

    For more information on the Funds' investment objectives and policies, please see 'Investment Objectives and Policies of the Funds,' page 17.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY BY THE FUND OR BY THE DISTRIBUTOR IN ANY STATE IN WHICH SUCH OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
Financial Highlights.......................................................................................      4
The Insurance Companies....................................................................................     16
Reserve Assets Fund and Domestic Money Market Fund Yield Information.......................................     16
Investment Objectives and Policies of the Funds............................................................     17
Directors..................................................................................................     43
Investment Adviser.........................................................................................     44
Portfolio Transactions and Brokerage.......................................................................     47
Purchase of Shares.........................................................................................     47
Redemption of Shares.......................................................................................     47
Dividends, Distributions and Taxes.........................................................................     47
Performance Data...........................................................................................     48
Additional Information.....................................................................................     49
Appendix A.................................................................................................    A-1

                              FINANCIAL HIGHLIGHTS


     The following table presents supplementary financial information with respect to each of the Company's Funds, other than the Index 500 Fund which is expected to commence operations on December 13, 1996. With the exception of the six month period ending June 30, 1996, the information in the table has been audited by Deloitte & Touche LLP, independent auditors, in connection with their annual audits of the Company's financial statements. Financial statements for the year ended December 31, 1995 and the independent auditors' report thereon appear in the Statement of Additional Information. The information in the following table should be read in conjunction with the financial statements.


     The following per share data and ratios have been derived from information provided in the financial statements.


                                                                    AMERICAN BALANCED FUND
                                -----------------------------------------------------------------------------------------------
                                FOR THE                                                                              FOR THE
                                  SIX                                                                                 PERIOD
                                 MONTHS                                                                              JUNE 1,
                                 ENDED                         FOR THE YEAR ENDED DECEMBER 31,                       1988+ TO
                                JUNE 30,     -------------------------------------------------------------------   DECEMBER 31,
                                  1996         1995       1994       1993      1992      1991     1990     1989        1988
                                --------     --------   --------   --------   -------   ------   ------   ------   ------------
INCREASE (DECREASE) IN NET
 ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period.......................  $  15.17     $  13.08   $  14.08   $  12.85   $ 12.82   $11.26   $11.74   $10.41      $10.00
                                --------     --------   --------   --------   -------   ------   ------   ------       -----
Investment income--net........       .26          .59        .48        .32       .31      .47      .47      .44         .29
Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions--net............       .11         2.06      (1.06)      1.37       .37     1.76     (.35)    1.40         .12
                                --------     --------   --------   --------   -------   ------   ------   ------       -----
Total from investment
 operations...................       .37         2.65       (.58)      1.69       .68     2.23      .12     1.84          --
                                --------     --------   --------   --------   -------   ------   ------   ------       -----
Less dividends and
 distributions:
 Investment income--net.......      (.30)        (.56)      (.37)      (.34)     (.37)    (.49)    (.46)    (.50)         --
 Realized gain on
   investments--net...........      (.02)          --         --       (.12)     (.28)    (.18)    (.14)    (.01)         --
In excess of realized gain on

 investments--net.............        --           --       (.05)        --        --       --       --       --          --
                                --------     --------   --------   --------   -------   ------   ------   ------       -----
Total dividends and
 distributions................      (.32)        (.56)      (.42)      (.46)     (.65)    (.67)    (.60)    (.51)         --
                                --------     --------   --------   --------   -------   ------   ------   ------       -----
Net asset value, end of
 period.......................  $  15.22     $  15.17   $  13.08   $  14.08   $ 12.85   $12.82   $11.26   $11.74      $10.41
                                --------     --------   --------   --------   -------   ------   ------   ------       -----
                                --------     --------   --------   --------   -------   ------   ------   ------       -----
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share........................      2.48%#      20.81%     (4.19%)    13.49%     5.72%   20.65%    1.22%   18.11%       4.10%#
                                --------     --------   --------   --------   -------   ------   ------   ------       -----
                                --------     --------   --------   --------   -------   ------   ------   ------       -----
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
 reimbursement................       .60%*        .61%       .63%       .70%      .97%    1.20%    1.25%    1.25%       1.25%*
                                --------     --------   --------   --------   -------   ------   ------   ------       -----
                                --------     --------   --------   --------   -------   ------   ------   ------       -----
Expenses......................       .60%*        .61%       .63%       .70%      .97%    1.20%    1.50%    2.29%       1.25%*
                                --------     --------   --------   --------   -------   ------   ------   ------       -----
                                --------     --------   --------   --------   -------   ------   ------   ------       -----
Investment income--net........      3.46%*       4.22%      3.95%      3.20%     3.71%    4.16%    4.71%    4.71%       5.13%*
                                --------     --------   --------   --------   -------   ------   ------   ------       -----
                                --------     --------   --------   --------   -------   ------   ------   ------       -----
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)...................  $215,437     $212,912   $158,951   $115,420   $24,918   $7,937   $5,675   $3,854      $2,276
                                --------     --------   --------   --------   -------   ------   ------   ------       -----
                                --------     --------   --------   --------   -------   ------   ------   ------       -----
Portfolio turnover............    111.96%       38.40%     35.36%     12.55%    36.34%   50.82%   23.52%   37.60%       2.04%
                                --------     --------   --------   --------   -------   ------   ------   ------       -----
                                --------     --------   --------   --------   -------   ------   ------   ------       -----
Average commission rate
 paid##.......................  $  .0613           --         --         --        --       --       --       --          --
                                --------     --------   --------   --------   -------   ------   ------   ------       -----
                                --------     --------   --------   --------   -------   ------   ------   ------       -----

------------------
 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Commencement of Operations.
 # Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The average commission rate paid with respect to a fiscal year is calculated by dividing (i) the total dollar amount of commissions paid by the Fund during such fiscal year, by (ii) the total number of equity securities purchased and sold during such fiscal year for which commissions were paid by the Fund.

     Further information about each Fund's performance is contained in the Company's Annual Report, which can be obtained, without charge, upon request.

     The following per share data and ratios have been derived from information provided in the financial statements.


                                                                           BASIC VALUE FOCUS FUND
                                                 ---------------------------------------------------------------------------
                                                  FOR THE                  FOR THE YEAR ENDED                 FOR THE PERIOD
                                                 SIX MONTHS                   DECEMBER 31,                    JULY 1, 1993+
                                                 ENDED JUNE     -----------------------------------------      TO DECEMBER
                                                 30, 1996              1995                   1994              31, 1993
                                                 ----------     ------------------     ------------------     --------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........     $  13.10           $  11.10               $  10.95             $  10.00
                                                  --------           --------               --------             --------
Investment income--net.......................          .08                .18                    .17                  .04
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions--net...........................         1.28               2.49                    .08                  .91
                                                  --------           --------               --------             --------
Total from investment operations.............         1.36               2.67                    .25                  .95
                                                  --------           --------               --------             --------
Less dividends and distributions:
 Investment income--net......................         (.10)              (.19)                  (.10)                  --
 Realized gain on investments--net...........         (.72)              (.48)                    --                   --
                                                  --------           --------               --------             --------
Total dividends and distributions............         (.82)              (.67)                  (.10)                  --
                                                  --------           --------               --------             --------
Net asset value, end of period...............     $  13.64           $  13.10               $  11.10             $  10.95
                                                  --------           --------               --------             --------
                                                  --------           --------               --------             --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........        11.03%#            25.49%                  2.36%                9.50%#
                                                  --------           --------               --------             --------
                                                  --------           --------               --------             --------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement...............          .64%*              .66%                   .72%                 .86%*
                                                  --------           --------               --------             --------
                                                  --------           --------               --------             --------
Expenses.....................................          .64%*              .66%                   .72%                 .86%*
                                                  --------           --------               --------             --------
                                                  --------           --------               --------             --------
Investment income--net.......................         1.33%*             1.68%                  2.08%                1.69%*
                                                  --------           --------               --------             --------
                                                  --------           --------               --------             --------
SUPPLEMENTAL DATA:

Net assets, end of period (in thousands).....     $397,189           $306,463               $164,307             $ 47,207
                                                  --------           --------               --------             --------
                                                  --------           --------               --------             --------
Portfolio turnover...........................        37.28%             74.10%                 60.55%               30.86%
                                                  --------           --------               --------             --------
                                                  --------           --------               --------             --------
Average commission rate paid##...............     $  .0552                 --                     --                   --
                                                  --------           --------               --------             --------
                                                  --------           --------               --------             --------
                                                        DEVELOPING CAPITAL MARKETS
                                                                FOCUS FUND
                                               ---------------------------------------------
                                                                                  FOR THE
                                                FOR THE       FOR THE YEAR     PERIOD MAY 2,
                                               SIX MONTHS        ENDED           1994+ TO
                                               ENDED JUNE     DECEMBER 31,     DECEMBER 31,
                                                30, 1996         1995             1994
                                               ----------     ------------     -------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........   $   9.32        $   9.51          $ 10.00
                                               ---------        --------          -------
Investment income--net.......................        .11             .20              .09
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions--net...........................        .95            (.30)            (.58)
                                               ---------        --------          -------
Total from investment operations.............       1.06            (.10)            (.49)
                                               ---------        --------          -------
Less dividends and distributions:
 Investment income--net......................       (.23)           (.09)              --
 Realized gain on investments--net...........         --              --               --
                                               ---------        --------          -------

Total dividends and distributions............       (.23)           (.09)              --
                                               ---------        --------          -------

Net asset value, end of period...............   $  10.15        $   9.32          $  9.51
                                               ---------        --------          -------
                                               ---------        --------          -------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........      11.69%#         (1.08)%          (4.90)%#
                                               ---------        --------          -------
                                               ---------        --------          -------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement...............       1.20%*          1.25%            1.29%*
                                               ---------        --------          -------
                                               ---------        --------          -------
Expenses.....................................       1.20%*          1.36%            1.35%*
                                               ---------        --------          -------
                                               ---------        --------          -------
Investment income--net.......................       2.37%*          2.73%            2.18%*

                                               ---------        --------          -------
                                               ---------        --------          -------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....   $ 76,849        $ 55,209          $36,676
                                               ---------        --------          -------
                                               ---------        --------          -------
Portfolio turnover...........................      53.29%          62.53%           29.79%
                                               ---------        --------          -------
                                               ---------        --------          -------
Average commission rate paid##...............   $  .0005              --               --
                                               ---------        --------          -------
                                               ---------        --------          -------

------------
 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Commencement of Operations.
 # Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The average commission rate paid with respect to a fiscal year is calculated by dividing (i) the total dollar amount of commissions paid by the Fund during such fiscal year, by (ii) the total number of equity securities purchased and sold during such fiscal year for which commissions were paid by the Fund.

     Further information about each Fund's performance is contained in the Company's Annual Report, which can be obtained, without charge, upon request.

     The following per share data and ratios have been derived from information provided in the financial statements:


                                                                    DOMESTIC MONEY MARKET FUND
                                              -----------------------------------------------------------------------
                                               FOR THE
                                              SIX MONTHS                                             FOR THE PERIOD
                                                ENDED         FOR THE YEAR ENDED DECEMBER 31,      FEBRUARY 20, 1992+
                                               JUNE 30,      ----------------------------------     TO DECEMBER 31,
                                                 1996          1995         1994         1993             1992
                                              ----------     --------     --------     --------    ------------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $   1.00      $   1.00     $   1.00     $   1.00         $   1.00
                                              ---------      --------     --------     --------         --------

Investment income--net.....................       .0248         .0547        .0386        .0302            .0302
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions--net........................      (.0010)        .0012       (.0007)       .0005            .0013
                                              ---------      --------     --------     --------         --------
Total from investment operations...........       .0238         .0559        .0379        .0307            .0315
                                              ---------      --------     --------     --------         --------
Less dividends and distributions:
  Investment income--net...................      (.0248)       (.0547)      (.0386)      (.0302)          (.0302)
  Realized gain on investments--net........          --#       (.0002)          --       (.0005)          (.0010)
                                              ---------      --------     --------     --------         --------
Total dividends and distributions..........      (.0248)       (.0549)      (.0386)      (.0307)          (.0312)
                                              ---------      --------     --------     --------         --------
Net asset value, end of period.............    $   1.00      $   1.00     $   1.00     $   1.00         $   1.00
                                              ---------      --------     --------     --------         --------
                                              ---------      --------     --------     --------         --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........        4.95%*        5.65%        3.94%        3.10%            3.65%*
                                              ---------      --------     --------     --------         --------
                                              ---------      --------     --------     --------         --------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.............         .54%*         .55%         .50%         .36%             .32%*
                                              ---------      --------     --------     --------         --------
                                              ---------      --------     --------     --------         --------
Expenses...................................         .54%*         .55%         .57%         .63%             .88%*
                                              ---------      --------     --------     --------         --------
                                              ---------      --------     --------     --------         --------
Investment income--net, and realized gain
  (loss) on investments--net...............        4.97%*        5.50%        4.02%        3.03%            3.48%*
                                              ---------      --------     --------     --------         --------
                                              ---------      --------     --------     --------         --------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...    $275,604      $303,912     $363,199     $170,531         $ 41,128
                                              ---------      --------     --------     --------         --------
                                              ---------      --------     --------     --------         --------

------------
 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Commencement of Operations.


 # Amount is less than $.0001 per share.


     Further information about each Fund's performance is contained in the Company's Annual Report, which can be obtained, without charge, upon request.

     The following per share data and ratios have been derived from information provided in the financial statements.

                                                                  EQUITY GROWTH FUND
                    --------------------------------------------------------------------------------------------------------------
                    FOR THE SIX
                      MONTHS
                       ENDED                                      FOR THE YEAR ENDED DECEMBER 31,
                     JUNE 30,    -------------------------------------------------------------------------------------------------
                       1996+      1995+      1994+      1993+     1992+     1991      1990      1989      1988     1987      1986
                    -----------  --------   --------   -------   -------   -------   -------   -------   ------   -------   ------
INCREASE
 (DECREASE) IN NET
 ASSET VALUE:
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 period...........    $  27.98   $  19.26   $  20.96   $ 17.80   $ 17.96   $ 11.98   $ 13.70   $ 11.75   $11.47   $ 18.42   $15.56
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------
Investment
 income--net......         .05        .17        .05      (.01)      .01       .09       .05      (.07)    (.10)     (.09)     .04
Realized and
 unrealized gain
 (loss) on
 investments and
 foreign currency
 transactions--net...     1.28       8.64      (1.56)     3.17      (.10)     5.91     (1.77)     2.02      .60     (4.01)    2.86
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------
Total from
 investment
 operations.......        1.33       8.81      (1.51)     3.16      (.09)     6.00     (1.72)     1.95      .50     (4.10)    2.90
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------
Less dividends and
 distributions:
 Investment
   income--net....        (.10)      (.09)        --        --++    (.07)     (.02)       --        --       --      (.03)    (.04)
 Realized gain on
 investments--net...     (3.59)        --       (.19)       --        --        --        --        --     (.22)    (2.82)      --
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------
Total dividends
 and
 distributions....       (3.69)      (.09)      (.19)        --     (.07)     (.02)        --        --    (.22)    (2.85)    (.04)
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------
Net asset value,
 end of period....    $  25.62   $  27.98   $  19.26   $ 20.96   $ 17.80   $ 17.96   $ 11.98   $ 13.70   $11.75   $ 11.47   $18.42
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------

TOTAL INVESTMENT
 RETURN:**

Based on net asset
 value per
 share............        5.48%#    45.90%     (7.27)%   17.78%    (.53)%    50.10%   (12.55)%   16.60%    4.25%   (22.29)%  18.68%
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------
RATIOS TO AVERAGE
 NET ASSETS:
Expenses, net of
 reimbursement....         .79%*      .81%       .83%      .96%     1.18%     1.25%     1.25%     1.25%    1.25%     1.24%    1.25%
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------
Expenses..........         .79%*      .81%       .83%      .96%     1.18%     1.28%     1.47%     1.53%    1.25%     1.24%    1.44%
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------
Investment income
 (loss)--net......         .37%*      .72%       .27%     (.05)%     .04%      .51%      .14%     (.68)%   (.56)%    (.60)%    .24%
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------
SUPPLEMENTAL DATA:
Net assets, end of
 period (in
 thousands).......    $408,358   $339,921   $170,044   $98,976   $23,167   $11,318   $ 6,851   $ 6,811   $5,521   $ 6,707   $4,955
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------
Portfolio
 turnover.........       43.26%     96.79%     88.48%   131.75%    98.64%    79.10%   135.24%   100.49%   68.73%    94.91%   80.52%
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------
Average commission
 rate paid##......    $  .0590         --         --        --        --        --        --        --       --        --       --
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------
                      --------   --------   --------   -------   -------   -------   -------   -------   ------   -------   ------

------------
 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Based on average number of shares outstanding during the period.
++ Amount is less than $.01 per share.
 # Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The average commission rate paid with respect to a fiscal year is calculated by dividing (i) the total dollar amount of commissions paid by the Fund during such fiscal year, by (ii) the total number of equity securities purchased and sold during such fiscal year for which commissions were paid by the Fund.

     Further information about each Fund's performance is contained in the Company's Annual Report, which can be obtained, without charge, upon request.

     The following per share data and ratios have been derived from information provided in the financial statements.

                                                                           GLOBAL STRATEGY FOCUS FUND#
                                                         ----------------------------------------------------------------
                                                         FOR THE                                               FOR THE
                                                           SIX                                                  PERIOD
                                                          MONTHS              FOR THE YEAR ENDED             FEBRUARY 28,
                                                          ENDED                  DECEMBER 31,                  1992+ TO
                                                         JUNE 30,     ----------------------------------     DECEMBER 31,
                                                           1996         1995         1994         1993           1992
                                                         --------     --------     --------     --------     ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................  $  12.55     $  11.73     $  12.17     $  10.22       $  10.00
                                                         --------     --------     --------     --------         ------
Investment income--net.................................       .18          .39          .30          .16            .13
Realized and unrealized gain (loss) on investments and
 foreign currency transactions--net....................       .31          .82         (.48)        1.96            .13
                                                         --------     --------     --------     --------         ------
Total from investment operations.......................       .49         1.21         (.18)        2.12            .26
                                                         --------     --------     --------     --------         ------
Less dividends and distributions:
 Investment income--net................................      (.29)        (.39)        (.21)        (.17)          (.04)
 Realized gain on investments--net.....................        --           --         (.04)          --             --
In excess of realized gain on investments--net.........        --           --++       (.01)          --             --
                                                         --------     --------     --------     --------         ------
Total dividends and distributions......................      (.29)        (.39)        (.26)        (.17)          (.04)
                                                         --------     --------     --------     --------         ------
Net asset value, end of period.........................  $  12.75     $  12.55     $  11.73     $  12.17       $  10.22
                                                         --------     --------     --------     --------         ------
                                                         --------     --------     --------     --------         ------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................      4.03%##     10.60%       (1.46)%      21.03%          2.62%##
                                                         --------     --------     --------     --------         ------
                                                         --------     --------     --------     --------         ------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.........................       .71%*        .72%         .77%         .88%          1.25%*
                                                         --------     --------     --------     --------         ------
                                                         --------     --------     --------     --------         ------
Expenses...............................................       .71%*        .72%         .77%         .88%          1.35%*
                                                         --------     --------     --------     --------         ------
                                                         --------     --------     --------     --------         ------
Investment income--net.................................      2.87%*       3.33%        2.85%        2.41%          2.66%*
                                                         --------     --------     --------     --------         ------
                                                         --------     --------     --------     --------         ------
SUPPLEMENTAL DATA:
Net assets, end of period

 (in thousands)........................................  $550,528     $540,242     $515,407     $269,627       $ 15,527
                                                         --------     --------     --------     --------         ------
                                                         --------     --------     --------     --------         ------
Portfolio turnover.....................................     80.64%       27.23%       21.03%       17.07%         14.47%
                                                         --------     --------     --------     --------         ------
                                                         --------     --------     --------     --------         ------
Average commission rate paid###........................  $  .0290           --           --           --             --
                                                         --------     --------     --------     --------         ------
                                                         --------     --------     --------     --------         ------

                                                                      GLOBAL UTILITY FOCUS FUND
                                                         ---------------------------------------------------
                                                         FOR THE                                  FOR THE
                                                           SIX                                     PERIOD
                                                          MONTHS       FOR THE YEAR ENDED         JULY 1,
                                                          ENDED           DECEMBER 31,            1993+ TO
                                                         JUNE 30,     ---------------------     DECEMBER 31,
                                                           1996         1995         1994           1993
                                                         --------     --------     --------     ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................  $  11.30     $   9.45     $  10.66       $  10.00
                                                         --------     --------     --------     ----------
Investment income--net.................................       .24          .45          .35            .04
Realized and unrealized gain (loss) on investments and
 foreign currency transactions--net....................       .46         1.79        (1.25)           .64
                                                         --------     --------     --------     ----------
Total from investment operations.......................       .70         2.24         (.90)           .68
                                                         --------     --------     --------     ----------
Less dividends and distributions:
 Investment income--net................................      (.27)        (.39)        (.29)          (.02)
 Realized gain on investments--net.....................        --           --           --             --
In excess of realized gain on investments--net.........        --           --         (.02)            --
                                                         --------     --------     --------     ----------
Total dividends and distributions......................      (.27)        (.39)        (.31)          (.02)
                                                         --------     --------     --------     ----------
Net asset value, end of period.........................  $  11.73     $  11.30     $   9.45       $  10.66
                                                         --------     --------     --------     ----------
                                                         --------     --------     --------     ----------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................      6.34%##     24.33%       (8.51)%         6.85%##
                                                         --------     --------     --------     ----------
                                                         --------     --------     --------     ----------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.........................       .66%*        .66%         .73%           .89%*
                                                         --------     --------     --------     ----------
                                                         --------     --------     --------     ----------
Expenses...............................................       .66%*        .66%         .73%           .89%*
                                                         --------     --------     --------     ----------
                                                         --------     --------     --------     ----------
Investment income--net.................................      4.14%*       4.44%        3.68%          2.84%*
                                                         --------     --------     --------     ----------

                                                         --------     --------     --------     ----------
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)........................................  $150,275     $148,225     $126,243       $104,517
                                                         --------     --------     --------     ----------
                                                         --------     --------     --------     ----------
Portfolio turnover.....................................      7.73%       11.05%        9.52%          1.72%
                                                         --------     --------     --------     ----------
                                                         --------     --------     --------     ----------
Average commission rate paid###........................  $  .0596           --           --             --
                                                         --------     --------     --------     ----------
                                                         --------     --------     --------     ----------


------------


   *  Annualized.
  **  Total investment returns exclude insurance-related fees and expenses.
   +  Commencement of Operations.
  ++  Amount is less than $.01 per share.
   #  On December 6, 1996, the Global Strategy Focus Fund acquired substantially all of the assets and assumed substantially all the liabilities of the Flexible Strategy Fund, a separate Fund of the Company.
  ##  Aggregate total investment return.
 ###  For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The average commission rate paid with respect to a fiscal year is calculated by dividing (i) the total dollar amount of commissions paid by the Fund during such fiscal year, by (ii) the total number of equity securities purchased and sold during such fiscal year for which commissions were paid by the Fund.


     Further information about each Fund's performance is contained in the Company's Annual Report, which can be obtained, without charge, upon request.

     The following per share data and ratios have been derived from information provided in the financial statements:

                                                                        HIGH CURRENT INCOME FUND
                                          ------------------------------------------------------------------------------------
                                            FOR THE
                                          SIX MONTHS
                                             ENDED                          FOR THE YEAR ENDED DECEMBER 31,
                                           JUNE 30,       --------------------------------------------------------------------

                                             1996           1995       1994       1993      1992      1991     1990     1989
                                          -----------     --------   --------   --------   -------   ------   ------   -------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....   $   11.25      $  10.61   $  12.06   $  11.13   $ 10.23   $ 8.14   $10.21   $ 10.85
                                           ---------      --------   --------   --------   -------   ------   ------   -------
Investment income--net..................         .52          1.09       1.05        .95      1.07     1.19     1.40      1.29
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions--net......................        (.11)          .65      (1.47)       .95       .90     2.10    (2.08)     (.64)
                                           ---------      --------   --------   --------   -------   ------   ------   -------
Total from investment operations........         .41          1.74       (.42)      1.90      1.97     3.29     (.68)      .65
                                           ---------      --------   --------   --------   -------   ------   ------   -------
Less dividends and distributions:
 Investment income--net.................        (.53)        (1.10)     (1.03)      (.97)    (1.07)   (1.20)   (1.39)    (1.29)
 Realized gain on investments--net......          --            --         --         --        --       --       --        --
                                           ---------      --------   --------   --------   -------   ------   ------   -------
Total dividends and distributions.......        (.53)        (1.10)     (1.03)      (.97)    (1.07)   (1.20)   (1.39)    (1.29)
                                           ---------      --------   --------   --------   -------   ------   ------   -------
Net asset value, end of period..........   $   11.13      $  11.25   $  10.61   $  12.06   $ 11.13   $10.23   $ 8.14   $ 10.21
                                           ---------      --------   --------   --------   -------   ------   ------   -------
                                           ---------      --------   --------   --------   -------   ------   ------   -------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......        3.73%#       17.21%     (3.59)%    17.84%    20.05%   43.00%   (7.63)%    6.14%
                                           ---------      --------   --------   --------   -------   ------   ------   -------
                                           ---------      --------   --------   --------   -------   ------   ------   -------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................         .53%*         .55%       .61%       .72%      .89%    1.10%    1.15%     1.22%
                                           ---------      --------   --------   --------   -------   ------   ------   -------
                                           ---------      --------   --------   --------   -------   ------   ------   -------
Investment income--net..................        9.40%*        9.92%      9.73%      8.62%    10.06%   12.49%   14.52%    11.98%
                                           ---------      --------   --------   --------   -------   ------   ------   -------
                                           ---------      --------   --------   --------   -------   ------   ------   -------
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands).........................   $ 383,818      $356,352   $255,719   $163,428   $26,343   $9,649   $8,106   $12,942
                                           ---------      --------   --------   --------   -------   ------   ------   -------
                                           ---------      --------   --------   --------   -------   ------   ------   -------
Portfolio turnover......................       28.32%        41.60%     51.88%     35.67%    28.21%   51.54%   26.43%    53.52%
                                           ---------      --------   --------   --------   -------   ------   ------   -------
                                           ---------      --------   --------   --------   -------   ------   ------   -------

                                              HIGH CURRENT INCOME FUND
                                            ------------------------------

                                            FOR THE YEAR ENDED DECEMBER 31,
                                            -------------------------------
                                               1988      1987      1986
                                              -------   -------   -------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period....      $ 10.55   $ 11.42   $ 11.39
                                              -------   -------   -------
Investment income--net..................         1.21      1.23      1.25
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions--net......................          .20      (.79)      .03
                                              -------   -------   -------
Total from investment operations........         1.41       .44      1.28
                                              -------   -------   -------
Less dividends and distributions:
 Investment income--net.................        (1.11)    (1.23)    (1.25)
 Realized gain on investments--net......           --      (.08)       --
                                              -------   -------   -------
Total dividends and distributions.......        (1.11)    (1.31)    (1.25)
                                              -------   -------   -------
Net asset value, end of period..........      $ 10.85   $ 10.55   $ 11.42
                                              -------   -------   -------
                                              -------   -------   -------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......        13.87%     3.82%    11.74%
                                              -------   -------   -------
                                              -------   -------   -------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................         1.07%     1.01%     1.12%
                                              -------   -------   -------
                                              -------   -------   -------
Investment income--net..................        11.22%    10.88%    10.65%
                                              -------   -------   -------
                                              -------   -------   -------
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands).........................      $13,960   $13,075   $12,577
                                              -------   -------   -------
                                              -------   -------   -------
Portfolio turnover......................        33.91%    56.07%    22.44%
                                              -------   -------   -------
                                              -------   -------   -------

------------------
 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 # Aggregate total investment return.

     Further information about each Fund's performance is contained in the Company's Annual Report, which can be obtained, without charge, upon request.

     The following per share data and ratios have been derived from information provided in the financial statements.



                                        GOVERNMENT BOND FUND#                     INTERNATIONAL EQUITY FOCUS FUND
                                --------------------------------------   -------------------------------------------------
                                FOR THE                     FOR THE      FOR THE                                FOR THE
                                  SIX        FOR THE         PERIOD        SIX          FOR THE YEAR ENDED       PERIOD
                                 MONTHS        YEAR          MAY 2,       MONTHS                                JULY 1,
                                 ENDED        ENDED         1994+ TO      ENDED            DECEMBER 31,         1993+ TO
                                JUNE 30,   DECEMBER 31,   DECEMBER 31,   JUNE 30,       -------------------   DECEMBER 31,
                                  1996         1995           1994         1996           1995       1994         1993
                                --------   ------------   ------------   --------       --------   --------   ------------
INCREASE (DECREASE) IN
 NET ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period.......................  $ 10.79      $   9.97       $  10.00     $  11.06       $  10.90   $  11.03     $  10.00
                                -------      --------       --------     --------       --------   --------       ------
 Investment income--net.......      .33           .62            .25          .11            .20        .19          .01
Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions--net............      (50)          .81           (.07)         .71            .37       (.13)        1.02
                                -------      --------       --------     --------       --------   --------       ------
Total from investment
 operations...................     (.17)         1.43            .18          .82            .57        .06         1.03
                                -------      --------       --------     --------       --------   --------       ------
Less dividends and
 distributions:
 Investment income--net.......     (.33)         (.61)          (.21)        (.15)          (.01)      (.18)          --
 Realized gain on
   investments--net...........     (.04)           --             --           --           (.17)      (.01)          --
 In excess of realized gain on
   investments--net...........       --            --             --           --           (.23)        --           --
                                -------      --------       --------     --------       --------   --------       ------
Total dividends and
 distributions................     (.37)         (.61)          (.21)        (.15)          (.41)      (.19)          --
                                -------      --------       --------     --------       --------   --------       ------
Net asset value, end of
 period.......................  $ 10.25      $  10.79       $   9.97     $  11.73       $  11.06   $  10.90     $  11.03
                                -------      --------       --------     --------       --------   --------       ------
                                -------      --------       --------     --------       --------   --------       ------

TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share........................    (1.63)%##     14.83%        1.79%##      7.53%##        5.48%       .55%       10.30%##
                                -------      --------       --------     --------       --------   --------       ------
                                -------      --------       --------     --------       --------   --------       ------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
 reimbursement................      .00%*         .00%           .00%*        .87%*          .89%       .97%        1.14%*

                                -------      --------       --------     --------       --------   --------       ------
                                -------      --------       --------     --------       --------   --------       ------
Expenses......................      .61%*         .66%           .80%*        .87%*          .89%       .97%        1.14%*
                                -------      --------       --------     --------       --------   --------       ------
                                -------      --------       --------     --------       --------   --------       ------
Investment income--net........     6.47%*        6.28%          4.66%*       2.23%*         1.95%      1.09%         .30%*
                                -------      --------       --------     --------       --------   --------       ------
                                -------      --------       --------     --------       --------   --------       ------
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)...................  $54,328      $ 40,996       $ 17,811     $317,966       $265,602   $247,884     $ 76,906
                                -------      --------       --------     --------       --------   --------       ------
                                -------      --------       --------     --------       --------   --------       ------
Portfolio turnover............     7.71%        45.39%        103.03%       27.43%        100.02%     58.84%       17.39%
                                -------      --------       --------     --------       --------   --------       ------
                                -------      --------       --------     --------       --------   --------       ------
Average commission rate
 paid###......................       --            --             --     $  .0004             --         --           --
                                -------      --------       --------     --------       --------   --------       ------
                                -------      --------       --------     --------       --------   --------       ------


------------
 * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses. + Commencement of Operations.

 # On December 6, 1996, the Government Bond Fund (i) implemented a change in its investment objective so that the Fund may invest in any debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities without regard to remaining maturity and (ii) changed its name from the Intermediate Government Bond Fund to its current name. For the period from the commencement of the Fund's operations through December 6, 1996, the portfolio of the Fund consisted primarily of intermediate-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years. As a result, the financial information in the financial highlights table for operations of the Fund prior to December 6, 1996 may not be indicative of its performance following December 6, 1996.

 ## Aggregate total investment return.
### For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The average commission rate paid with respect to a fiscal year is calculated by dividing (i) the total dollar amount of commissions paid by the Fund during such fiscal year, by (ii) the total number of equity securities purchased and sold during such fiscal year for which commissions were paid by the Fund.

     Further information about each Fund's performance is contained in the Company's Annual Report, which can be obtained, without charge, upon request.

     The following per share data and ratios have been derived from information provided in the financial statements:

                                                                NATURAL RESOURCES FOCUS FUND
                                --------------------------------------------------------------------------------------------
                                                                                                                  FOR THE
                                FOR THE SIX                                                                        PERIOD
                                  MONTHS                                                                          JUNE 1,
                                   ENDED                      FOR THE YEAR ENDED DECEMBER 31,                     1988+ TO
                                 JUNE 30,     ---------------------------------------------------------------   DECEMBER 31,
                                   1996        1995      1994      1993      1992     1991     1990     1989        1988
                                -----------   -------   -------   -------   ------   ------   ------   ------   ------------
INCREASE (DECREASE) IN NET
 ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period.......................    $ 11.95     $ 10.82   $ 10.82   $  9.84   $10.06   $10.17   $11.09   $ 9.58      $10.00
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----
Investment income--net........        .12         .20       .17       .11      .18      .25      .22      .24         .12
Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions--net............        .74        1.15      (.02)      .92     (.05)    (.11)    (.90)    1.49        (.54)
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----
Total from investment
 operations...................        .86        1.35       .15      1.03      .13      .14     (.68)    1.73        (.42)
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----
Less dividends and
 distributions:
 Investment income--net.......       (.08)       (.19)     (.15)     (.05)    (.29)    (.25)    (.24)    (.22)         --
 Realized gain on
   investments--net...........       (.21)       (.03)       --        --     (.06)      --       --       --          --
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----
Total dividends and
 distributions................       (.29)       (.22)     (.15)     (.05)    (.35)    (.25)    (.24)    (.22)         --
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----
Net asset value, end of
 period.......................    $ 12.52     $ 11.95   $ 10.82   $ 10.82   $ 9.84   $10.06   $10.17   $11.09      $ 9.58
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share........................       7.34%#     12.65%     1.44%    10.47%    1.36%    1.36%   (6.21)%  18.23%      (4.20)%#
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----

RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
 reimbursement................        .79%*       .78%      .87%     1.13%    1.25%    1.25%    1.25%    1.25%       1.24%*
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----
Expenses......................        .79%*       .78%      .87%     1.13%    1.27%    1.30%    1.38%    1.74%       1.24%*
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----
Investment income--net........       2.06%*      1.75%     1.91%     1.34%    2.00%    2.31%    2.26%    2.26%       2.59%*
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)...................    $45,722     $43,102   $39,715   $14,778   $4,144   $3,084   $3,247   $2,704      $2,371
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----
Portfolio turnover............      15.03%      30.15%    10.94%    58.44%   22.88%   31.38%   27.61%   93.97%      16.31%
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----
Average commission rate
 paid##.......................    $ .0202          --        --        --       --       --       --       --          --
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----
                                  -------     -------   -------   -------   ------   ------   ------   ------       -----

------------------
 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Commencement of Operations.
 # Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The average commission rate paid with respect to a fiscal year is calculated by dividing (i) the total dollar amount of commissions paid by the Fund during such fiscal year, by (ii) the total number of equity securities purchased and sold during such fiscal year for which commissions were paid by the Fund.

     Further information about each Fund's performance is contained in the Company's Annual Report, which can be obtained, without charge, upon request.

     The following per share data and ratios have been derived from information provided in the financial statements.

                                                                             PRIME BOND FUND
                                          --------------------------------------------------------------------------------------
                                          FOR THE SIX

                                            MONTHS
                                             ENDED                           FOR THE YEAR ENDED DECEMBER 31,
                                           JUNE 30,       ----------------------------------------------------------------------
                                             1996           1995       1994       1993      1992      1991      1990      1989
                                          -----------     --------   --------   --------   -------   -------   -------   -------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....   $   12.45      $  11.12   $  12.64   $  12.04   $ 12.02   $ 11.18   $ 11.29   $ 10.81
                                           ---------      --------   --------   --------   -------   -------   -------   -------
Investment income--net..................         .40           .82        .77        .70       .79       .90       .88       .90
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions--net......................        (.71)         1.34      (1.36)       .71       .04       .84      (.12)      .48
                                           ---------      --------   --------   --------   -------   -------   -------   -------
Total from investment operations........        (.31)         2.16       (.59)      1.41       .83      1.74       .76      1.38
                                           ---------      --------   --------   --------   -------   -------   -------   -------
Less dividends and distributions:
 Investment income--net.................        (.40)         (.83)      (.76)      (.70)     (.81)     (.90)     (.87)     (.90)
 Realized gain on investments--
   net..................................          --            --         --       (.11)       --        --        --        --
In excess of realized gain on
 investments--net.......................          --            --       (.17)        --        --        --        --        --
                                           ---------      --------   --------   --------   -------   -------   -------   -------
Total dividends and distributions.......        (.40)         (.83)      (.93)      (.81)     (.81)     (.90)     (.87)     (.90)
                                           ---------      --------   --------   --------   -------   -------   -------   -------
Net asset value, end of period..........   $   11.74      $  12.45   $  11.12   $  12.64   $ 12.04   $ 12.02   $ 11.18   $ 11.29
                                           ---------      --------   --------   --------   -------   -------   -------   -------
                                           ---------      --------   --------   --------   -------   -------   -------   -------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......       (2.52)%#      20.14%     (4.80)%    12.02%     7.27%    16.41%     7.13%    13.29%
                                           ---------      --------   --------   --------   -------   -------   -------   -------
                                           ---------      --------   --------   --------   -------   -------   -------   -------
RATIOS TO AVERAGE NET ASSETS:
 Expenses...............................         .49%*         .50%       .54%       .63%      .78%      .78%     1.06%     1.16%
                                           ---------      --------   --------   --------   -------   -------   -------   -------
                                           ---------      --------   --------   --------   -------   -------   -------   -------
 Investment income--net.................        6.65%*        7.00%      6.74%      5.86%     6.76%     7.94%     8.01%     8.12%
                                           ---------      --------   --------   --------   -------   -------   -------   -------
                                           ---------      --------   --------   --------   -------   -------   -------   -------
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands).............................   $ 479,836      $489,838   $391,234   $314,091   $84,810   $39,743   $34,655   $29,593
                                           ---------      --------   --------   --------   -------   -------   -------   -------
                                           ---------      --------   --------   --------   -------   -------   -------   -------
Portfolio turnover......................       48.14%        90.12%    139.89%    115.26%    82.74%   152.18%   155.17%   144.52%
                                           ---------      --------   --------   --------   -------   -------   -------   -------
                                           ---------      --------   --------   --------   -------   -------   -------   -------

                                                  PRIME BOND FUND
                                              ------------------------------
                                              FOR THE YEAR ENDED DECEMBER 31,
                                              -------------------------------

                                                 1988      1987      1986
                                               -------   -------   -------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....       $ 10.89   $ 12.04   $ 11.50
                                               -------   -------   -------
Investment income--net..................           .87       .87       .99
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions--net......................          (.15)    (1.00)      .54
                                               -------   -------   -------
Total from investment operations........           .72      (.13)     1.53
                                               -------   -------   -------
Less dividends and distributions:
 Investment income--net.................          (.80)     (.87)     (.99)
 Realized gain on investments--
   net..................................            --      (.15)       --
In excess of realized gain on
 investments--net.......................            --        --        --
                                               -------   -------   -------
Total dividends and distributions.......          (.80)    (1.02)     (.99)
                                               -------   -------   -------
Net asset value, end of period..........       $ 10.81   $ 10.89   $ 12.04
                                               -------   -------   -------
                                               -------   -------   -------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......          6.75%    (1.10)%   13.75%
                                               -------   -------   -------
                                               -------   -------   -------
RATIOS TO AVERAGE NET ASSETS:
 Expenses...............................          1.07%     1.07%     1.12%
                                               -------   -------   -------
                                               -------   -------   -------
 Investment income--net.................          8.05%     7.66%     7.98%
                                               -------   -------   -------
                                               -------   -------   -------
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands).............................       $22,499   $17,385   $20,869
                                               -------   -------   -------
                                               -------   -------   -------
Portfolio turnover......................        225.81%   129.46%   103.63%
                                               -------   -------   -------
                                               -------   -------   -------


------------------
 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 # Aggregate total investment return.

     Further information about each Fund's performance is contained in the

Company's Annual Report, which can be obtained, without charge, upon request.

     The following per share data and ratios have been derived from information provided in the financial statements.

                                                                          QUALITY EQUITY FUND
                                         --------------------------------------------------------------------------------------
                                         FOR THE SIX
                                           MONTHS
                                            ENDED                           FOR THE YEAR ENDED DECEMBER 31,
                                          JUNE 30,       ----------------------------------------------------------------------
                                            1996+         1995+      1994+       1993      1992      1991      1990      1989
                                         -----------     --------   --------   --------   -------   -------   -------   -------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....  $   32.76      $  27.74   $  29.02   $  25.48   $ 26.35   $ 21.72   $ 22.88   $ 17.94
                                          ---------      --------   --------   --------   -------   -------   -------   -------
Investment income--net..................        .36           .58        .38        .24       .34       .43       .47       .50
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions--net......................       1.34          5.48       (.74)      3.46       .32      5.75      (.38)     4.96
                                          ---------      --------   --------   --------   -------   -------   -------   -------
Total from investment operations........       1.70          6.06       (.36)      3.70       .66      6.18       .09      5.46
                                          ---------      --------   --------   --------   -------   -------   -------   -------
Less dividends and distributions:
 Investment income--net.................       (.31)         (.45)      (.25)      (.12)     (.58)     (.50)     (.41)     (.52)
 Realized gain on investments--
   net..................................      (4.29)         (.59)      (.67)      (.04)     (.95)    (1.05)     (.84)       --
                                          ---------      --------   --------   --------   -------   -------   -------   -------
Total dividends and distributions.......      (4.60)        (1.04)      (.92)      (.16)    (1.53)    (1.55)    (1.25)     (.52)
                                          ---------      --------   --------   --------   -------   -------   -------   -------
Net asset value, end of period..........  $   29.86      $  32.76   $  27.74   $  29.02   $ 25.48   $ 26.35   $ 21.72   $ 22.88
                                          ---------      --------   --------   --------   -------   -------   -------   -------
                                          ---------      --------   --------   --------   -------   -------   -------   -------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......       5.94%#       22.61%     (1.20)%    14.57%     2.69%    30.18%      .66%    30.77%
                                          ---------      --------   --------   --------   -------   -------   -------   -------
                                          ---------      --------   --------   --------   -------   -------   -------   -------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................         48%*         .51%       .54%       .62%      .74%      .79%      .94%     1.05%
                                          ---------      --------   --------   --------   -------   -------   -------   -------
                                          ---------      --------   --------   --------   -------   -------   -------   -------
Investment income--net..................       2.45%*        1.94%      1.39%      1.07%     1.54%     1.87%     2.36%     2.58%
                                          ---------      --------   --------   --------   -------   -------   -------   -------
                                          ---------      --------   --------   --------   -------   -------   -------   -------
SUPPLEMENTAL DATA:

Net assets, end of period (in
 thousands).............................  $ 699,472      $644,551   $464,360   $309,420   $87,977   $55,005   $39,470   $31,467
                                          ---------      --------   --------   --------   -------   -------   -------   -------
                                          ---------      --------   --------   --------   -------   -------   -------   -------
Portfolio turnover......................      48.72%       140.32%     60.57%     88.25%    62.54%    55.83%    69.05%    44.23%
                                          ---------      --------   --------   --------   -------   -------   -------   -------
                                          ---------      --------   --------   --------   -------   -------   -------   -------
Average commission rate paid##..........  $   .0619            --         --         --        --        --        --        --
                                          ---------      --------   --------   --------   -------   -------   -------   -------
                                          ---------      --------   --------   --------   -------   -------   -------   -------

                                              QUALITY EQUITY FUND
                                          -------------------------------
                                          FOR THE YEAR ENDED DECEMBER 31,
                                          -------------------------------
                                                 1988      1987      1986
                                               -------   -------   -------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....       $ 16.00   $ 20.15   $ 17.14
                                               -------   -------   -------
Investment income--net..................           .43       .42       .43
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions--net......................          1.73      (.35)     3.01
                                               -------   -------   -------
Total from investment operations........          2.16       .07      3.44
                                               -------   -------   -------
Less dividends and distributions:
 Investment income--net.................          (.22)     (.60)     (.43)
 Realized gain on investments--
   net..................................            --     (3.62)       --
                                               -------   -------   -------
Total dividends and distributions.......          (.22)    (4.22)     (.43)
                                               -------   -------   -------
Net asset value, end of period..........       $ 17.94   $ 16.00   $ 20.15
                                               -------   -------   -------
                                               -------   -------   -------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......         13.54%     (.70)%   20.38%
                                               -------   -------   -------
                                               -------   -------   -------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................          1.02%      .93%     1.09%
                                               -------   -------   -------
                                               -------   -------   -------
Investment income--net..................          2.25%     2.31%     2.41%
                                               -------   -------   -------
                                               -------   -------   -------
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands).............................       $20,055   $23,986   $16,704

                                               -------   -------   -------
                                               -------   -------   -------
Portfolio turnover......................         32.53%    65.58%    50.96%
                                               -------   -------   -------
                                               -------   -------   -------
Average commission rate paid##..........            --        --        --
                                               -------   -------   -------
                                               -------   -------   -------


------------------
 + Based on average shares outstanding during the period.
 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 # Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The average commission rate paid with respect to a fiscal year is calculated by dividing (i) the total dollar amount of commissions paid by the Fund during such fiscal year, by (ii) the total number of equity securities purchased and sold during such fiscal year for which commissions were paid by the Fund.

     Further information about each Fund's performance is contained in the Company's Annual Report, which can be obtained, without charge, upon request.

     The following per share data and ratios have been derived from information provided in the financial statements.

                                                                          RESERVE ASSETS FUND
                                          -----------------------------------------------------------------------------------
                                          FOR THE SIX
                                            MONTHS
                                             ENDED                          FOR THE YEAR ENDED DECEMBER 31,
                                           JUNE 30,       -------------------------------------------------------------------
                                             1996          1995      1994      1993      1992      1991      1990      1989
                                          -----------     -------   -------   -------   -------   -------   -------   -------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $  1.00       $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                            -------       -------   -------   -------   -------   -------   -------   -------
Investment income--net..................      .0246         .0543     .0371     .0268     .0320     .0546     .0730     .0822
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions--net......................     (.0008)        .0018    (.0009)    .0005     .0007     .0014     .0019     .0012

                                            -------       -------   -------   -------   -------   -------   -------   -------
Total from investment operations........      .0238         .0561     .0362     .0273     .0327     .0560     .0749     .0834
                                            -------       -------   -------   -------   -------   -------   -------   -------
Less dividends and distributions:
 Investment income--net.................     (.0246)       (.0543)   (.0362)   (.0268)   (.0320)   (.0546)   (.0730)   (.0822)
 Realized gain on investments--net......     (.0001)       (.0004)       --    (.0005)   (.0005)   (.0014)+  (.0019)+  (.0012)+
                                            -------       -------   -------   -------   -------   -------   -------   -------
Total dividends and distributions.......     (.0247)       (.0547)   (.0362)   (.0273)   (.0325)   (.0560)   (.0749)   (.0834)
                                            -------       -------   -------   -------   -------   -------   -------   -------
Net asset value, end of period..........    $  1.00       $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                            -------       -------   -------   -------   -------   -------   -------   -------
                                            -------       -------   -------   -------   -------   -------   -------   -------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......       4.93%*        5.63%     3.80%     2.77%     3.28%     5.68%     7.65%     8.62%
                                            -------       -------   -------   -------   -------   -------   -------   -------
                                            -------       -------   -------   -------   -------   -------   -------   -------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................        .61%*         .61%      .65%      .70%      .79%      .79%      .97%     1.03%
                                            -------       -------   -------   -------   -------   -------   -------   -------
                                            -------       -------   -------   -------   -------   -------   -------   -------
Investment income--net, and realized
 gain (loss) on investments--net........       4.96%*        5.47%     3.75%     2.73%     3.36%     5.64%     7.46%+    8.34%+
                                            -------       -------   -------   -------   -------   -------   -------   -------
                                            -------       -------   -------   -------   -------   -------   -------   -------
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands).............................    $23,503       $25,550   $32,196   $30,168   $26,767   $34,362   $35,871   $29,311
                                            -------       -------   -------   -------   -------   -------   -------   -------
                                            -------       -------   -------   -------   -------   -------   -------   -------


                                           1988      1987      1986
                                          -------   -------   -------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....  $  1.00   $  1.00   $  1.00
                                          -------   -------   -------
Investment income--net..................    .0661     .0574     .0560
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions--net......................    .0002     .0005     .0027
                                          -------   -------   -------
Total from investment operations........    .0663     .0579     .0587
                                          -------   -------   -------
Less dividends and distributions:
 Investment income--net.................   (.0661)   (.0574)   (.0560)
 Realized gain on investments--net......   (.0002)+  (.0005)+  (.0027)+
                                          -------   -------   -------
Total dividends and distributions.......   (.0663)   (.0579)   (.0587)
                                          -------   -------   -------
Net asset value, end of period..........  $  1.00   $  1.00   $  1.00
                                          -------   -------   -------

                                          -------   -------   -------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......     6.85%     5.96%     6.05%
                                          -------   -------   -------
                                          -------   -------   -------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................     1.01%     1.04%     1.18%
                                          -------   -------   -------
                                          -------   -------   -------
Investment income--net, and realized
 gain (loss) on investments--net........     6.65%+    5.86%+    5.89%+
                                          -------   -------   -------
                                          -------   -------   -------
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands).............................  $24,951   $23,068   $17,214
                                          -------   -------   -------
                                          -------   -------   -------


------------------
 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Includes unrealized gain (loss)

     Further information about each Fund's performance is contained in the Company's Annual Report, which can be obtained, without charge, upon request.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)

     The following per share data and ratios have been derived from information provided in the financial statements:


                                                                             GLOBAL BOND FOCUS FUND#
                                                               ----------------------------------------------------
                                                                                                         FOR THE
                                                                 FOR THE                                  PERIOD
                                                               SIX MONTHS      FOR THE YEAR ENDED        JULY 1,
                                                                  ENDED           DECEMBER 31,           1993+ TO
                                                                JUNE 30,       -------------------     DECEMBER 31,
                                                                 1996++        1995++       1994           1993
                                                               -----------     -------     -------     ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................     $  9.79       $  9.17     $ 10.38       $  10.00

                                                                 -------       -------     -------       --------
Investment income--net......................................         .39           .85         .76            .25
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................        (.15)          .61       (1.19)           .33
                                                                 -------       -------     -------       --------
Total from investment operations............................         .24          1.46        (.43)           .58
                                                                 -------       -------     -------       --------
Less dividends and distributions:
  Investment income--net....................................        (.40)         (.84)       (.76)          (.20)
  Realized gain on investments--net.........................          --            --          --             --
  In excess of realized gain on investments--net............          --            --        (.02)            --
                                                                 -------       -------     -------       --------
Total dividends and distributions...........................        (.40)         (.84)       (.78)          (.20)
                                                                 -------       -------     -------       --------
Net asset value, end of period..............................     $  9.63       $  9.79     $  9.17       $  10.38
                                                                 -------       -------     -------       --------
                                                                 -------       -------     -------       --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................        2.56%##      16.69%      (4.21)%         5.90%##
                                                                 -------       -------     -------       --------
                                                                 -------       -------     -------       --------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         .68%*         .68%        .75%           .94%*
                                                                 -------       -------     -------       --------
                                                                 -------       -------     -------       --------
Investment income--net......................................        8.13%*        8.99%       8.01%          6.20%*
                                                                 -------       -------     -------       --------
                                                                 -------       -------     -------       --------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................     $85,732       $81,845     $75,150       $ 50,737
                                                                 -------       -------     -------       --------
                                                                 -------       -------     -------       --------
Portfolio turnover..........................................      106.40%       132.57%     117.58%         54.80%
                                                                 -------       -------     -------       --------
                                                                 -------       -------     -------       --------


------------
 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Commencement of operations.
++ Based on average shares outstanding during the period.

 # In connection with its reorganization on December 6, 1996, the Global Bond
   Focus Fund (i) acquired substantially all of the assets and assumed substantially all the liabilities of the International Bond Fund, a separate Fund of the Company, (ii) implemented a change in its investment objective and policies from seeking high current income from a global portfolio of fixed income securities, including non-investment grade securities, to seeking a high total investment return by investing in a global portfolio of investment grade fixed income securities and (iii) changed its name from the World Income Focus Fund to its current name. For the period from the commencement of the Fund's operations through its reorganization on December

   6, 1996, the portfolio of the Fund included debt securities rated below investment grade (i.e., junk bonds). As a result, the financial information in the financial highlights table for operations of the Fund prior to its reorganization may not be indicative of its performance following its reorganization.

## Aggregate total investment return.

     Further information about each Fund's performance is contained in the Company's Annual Report, which can be obtained, without charge, upon request.

                            THE INSURANCE COMPANIES

     The Company was organized to fund benefits under Contracts issued by Family Life Insurance Company ('Family Life'), formerly a wholly owned subsidiary of Merrill Lynch & Co., Inc. ('ML&Co.'). On June 12, 1991, Family Life was sold to a non-affiliated corporation and most (although not all) of its Contracts were transferred to MLLIC and ML of New York, two wholly owned subsidiaries of ML&Co. Shares of the Funds currently are sold to Separate Accounts of Family Life, MLLIC and ML of New York as well as other insurance companies not affiliated with Family Life, MLLIC or ML of New York (together with MLLIC, ML of New York and Family Life, 'Insurance Companies') to fund certain variable life insurance contracts and/or variable annuities issued by such companies.

     The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Contract owner, which are set forth in the Contract. A Contract owner has no interest in the shares of a Fund, but only in the Contract. The Contract is described in the Prospectus for each Contract. That Prospectus describes the relationship between increases or decreases in the net asset value of shares of a Fund, and any distributions on such shares, and the benefits provided under a Contract. The Prospectus for the Contracts also describes various fees payable to the Insurance Companies and charges to the Separate Accounts made by the Insurance Companies with respect to the Contracts. Since shares of the Funds will be sold only to the Insurance Companies for the Separate Accounts, the terms 'shareholder' and 'shareholders' in this Prospectus refer to the Insurance Companies. MLLIC and ML of New York are wholly owned subsidiaries of ML&Co., as is the Investment Adviser.

      RESERVE ASSETS FUND AND DOMESTIC MONEY MARKET FUND YIELD INFORMATION

     Set forth below is yield information for the Reserve Assets Fund and the Domestic Money Market Fund for the seven-day period ended December 31, 1995, computed to include and exclude realized and unrealized gains and losses, and information as to the compounded annualized yield, excluding gains and losses, for the same periods. The yield quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the separate account level which, if included, would decrease the yield.

                                                                                         RESERVE
                                                                                          ASSETS    DOMESTIC MONEY
                                                                                           FUND      MARKET FUND
                                                                                         --------   --------------
Annualized Yield:
  Including gains and losses..........................................................    5.34%         5.28%
  Excluding gains and losses..........................................................    5.33%         5.28%
Compounded Annualized Yield...........................................................    5.47%         5.42%
Average maturity of portfolio at end of period........................................   84 days       79 days

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

INVESTMENT OBJECTIVES

     Each Fund of the Company has a different investment objective, which it pursues through separate investment policies as described below. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. Each Fund is classified as 'diversified,' as defined in the Investment Company Act of 1940, except for the Natural Resources Focus Fund, the Global Strategy Focus Fund, the Global Bond Focus Fund and the Developing Capital Markets Focus Fund, each of which is classified as 'non-diversified.' The investment objectives and classification of each Fund may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund affected. The investment objectives and policies of each Fund are discussed below.


     Fixed Income Security Ratings. No Fund other than the High Current Income Fund, International Equity Focus Fund and Developing Capital Markets Focus Fund invests in fixed-income securities which are rated below investment grade (i.e., securities rated Ba or below by Moody's or BB or below by Standard & Poor's). However, securities purchased by a Fund may subsequently be downgraded. Such securities may continue to be held and will be sold only if, in the judgement of the Investment Adviser, it is advantageous to do so. Securities in the lowest category of investment grade debt securities may have speculative characteristics which may lead to weakened capacity to pay interest and principal during periods of adverse economic conditions. See Appendix A for a fuller description of corporate bond ratings.


DOMESTIC MONEY MARKET FUND

     The investment objectives of the Domestic Money Market Fund are to preserve shareholder capital, to maintain liquidity and to achieve the highest possible current income consistent with the foregoing objectives by investing in short-term domestic money market securities. The Fund will invest in short-term U.S. Government securities, U.S. Government agency securities, domestic depository institution money instruments (including certificates of deposit, bankers' acceptances, time deposits and bank notes), short-term debt securities (such as commercial paper and insurance company funding agreements), variable amount master demand notes, repurchase and reverse repurchase agreements of U.S. issuers and other money market instruments. As a matter of fundamental policy, which may be changed only with the approval of a majority of the Domestic Money Market Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, the Fund may not purchase securities of foreign issuers (including Eurodollar or Yankeedollar bank obligations). U.S. Government securities may be purchased on a forward commitment basis. The types of money market securities in which the Domestic Money Market Fund may invest are described more fully in Appendix A to this Prospectus. The Domestic Money Market Fund will be subject to portfolio maturity, quality and diversification restrictions discussed below under 'Money Market Fund Portfolio Restrictions.'


RESERVE ASSETS FUND

     The investment objectives of the Reserve Assets Fund are to preserve shareholder capital, to maintain liquidity and to achieve the highest possible current income consistent with the foregoing objectives by investing in short-term money market securities. The Fund will invest in short-term U.S. Government securities, U.S. Government agency securities, depository institution money instruments (including certificates of deposit, bankers' acceptances, time deposits and bank notes), short-term debt securities (such as commercial paper and insurance company funding agreements), variable amount master demand notes, securities of foreign issuers

(including Eurodollar, Yankeedollar and foreign bank obligations) and repurchase and reverse repurchase agreements. U.S. Government securities may be purchased on a forward commitment basis. The types of money market securities in which the Reserve Assets Fund may invest are described more fully in Appendix A to the Prospectus. The Reserve Assets Fund will be subject to the portfolio maturity, quality and diversification restrictions discussed below under 'Money Market Fund Portfolio Restrictions.'

PRIME BOND FUND

     The principal investment objective of the Prime Bond Fund is to provide shareholders with as high a level of current income as is consistent with the investment policies of the Fund and with prudent investment management. As a secondary objective, the Fund seeks capital appreciation when consistent with its principal objective.

     The Prime Bond Fund invests primarily in securities rated in the top three rating categories of either Standard & Poor's (AAA, AA and A) or Moody's (Aaa, Aa and A). Additional information regarding various bond ratings is set forth in Appendix A to the Prospectus. The financial risk of the Fund should be minimized by the credit quality of the bonds in which it will invest, but the long maturities that typically provide the best yield will subject the Fund to possible substantial price changes resulting from market yield fluctuations. The market prices of fixed-income securities such as those purchased by the Fund are affected by changes in interest rates generally. As interest rates rise, the market value of fixed-income securities will fall, adversely affecting the net asset value of the Fund.


     Fund management strategy will attempt to mitigate adverse price changes and optimize favorable price changes through active trading that shifts the maturity and/or quality structure of the Fund within the overall investment guidelines. The Fund's investments will vary from time to time depending upon the judgement of management as to prevailing conditions in the economy and the securities markets and the prospects for interest rate changes among different categories of fixed-income securities. The Fund anticipates that under normal circumstances more than 90% of the assets of the Fund will be invested in fixed-income securities, including convertible and non-convertible debt securities and preferred stock. The Fund does not intend to invest in common stock, rights or other equity securities. Under unusual market or economic conditions, the Fund for defensive or other purposes may invest up to 100% of its assets in U.S. government or government agency securities, money market or other fixed-income securities deemed by the Investment Adviser to be consistent with the objectives of the Fund, or the Fund may hold its assets in cash.


HIGH CURRENT INCOME FUND

     The primary investment objective of the High Current Income Fund, like the Prime Bond Fund, is to obtain the highest level of current income that is consistent with the investment policies of the Fund and with prudent investment management. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective.

     The High Current Income Fund seeks high current income by investing principally in fixed-income securities that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by Standard & Poor's), or in unrated securities of comparable quality. Securities rated below Baa by Moody's and below BBB by Standard & Poor's are commonly known as 'junk bonds.' Additional information regarding various bond ratings is set forth in Appendix A to the Prospectus. The market price of fixed-income securities such as those purchased by the Fund is affected by changes in interest rates generally. As interest rates rise, the market value of fixed-income securities will fall, adversely affecting the net asset value of the Fund.

     Although they can be expected to provide higher yields, lower-rated securities such as those purchased by the Fund may be subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated fixed-income securities. Such securities are generally issued by corporations which are not as financially secure or as creditworthy as issuers of higher-rated securities. There is, accordingly, a greater risk that the issuers of higher-yielding securities will not be able to pay principal and interest on such securities, especially during periods of adverse economic conditions. Because investment in such high-yield securities entails relatively greater risk of loss of income or principal, an investment in the High Current Income Fund may not be appropriate as the exclusive investment to fund the Contracts for all Contract Owners. See 'Risks of High Yield Securities.'


     Selection and supervision by the management of the Company of investments in lower-rated fixed-income securities involves continuous analysis of individual issuers, general business conditions and other factors which may be too time consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The analysis of issuers may include, among other things, historic and current financial condition, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. While the Investment Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Investment Adviser performs its own independent credit analysis of issuers and consequently, the Fund may invest, without limit, in unrated securities if such securities offer, in the opinion of the Investment Adviser, a relatively high yield without undue risk. As a result, the High Current Income Fund's ability to achieve its investment objective may depend to a greater extent on the Investment Adviser's own credit analysis than the Funds which invest in higher-rated securities. Although the High Current Income Fund will invest primarily in lower-rated securities, it will not invest in securities rated Ca or lower by Moody's and CC or lower by Standard & Poor's unless the Investment Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings. However, securities purchased by the Fund may subsequently be downgraded. Such securities may continue to be held and will be sold only if, in the judgement of the Investment Adviser, it is advantageous to do so.


     When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated securities if the Investment Adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield.


     The securities in the Fund will be varied from time to time depending upon the judgement of management as to prevailing conditions in the economy and the securities markets and the prospects for interest rate changes among different categories of fixed-income securities. It is anticipated that under normal circumstances more than 90% of the Fund's assets will be invested in fixed-income securities, including convertible and non-convertible debt securities and preferred stock. Although it is expected that, in general, the Fund will not invest in common stocks, rights or other equity securities, it will acquire or hold such securities (if consistent with the objectives of the Fund) when such securities are acquired in unit offerings with fixed-income securities or in connection with an actual or proposed conversion or exchange of fixed-income securities. In addition, under unusual market or economic conditions, the High Current Income Fund for defensive purposes may invest up to

100% of its assets in U.S. Government or Government agency securities, money market securities or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture, or may hold its assets in cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

     The table below shows the average monthly dollar-weighted market value, by Standard & Poor's rating category, of the securities held by the Fund during the year ended December 31, 1995.




                                                                                      % MARKET
                                                                                        VALUE
                                                                             % NET     CORPORATE
                                 RATING*                                     ASSETS     BONDS
--------------------------------------------------------------------------   ------    --------
BBB.......................................................................     2.5%        2.6%
BB........................................................................    32.1        34.0
B.........................................................................    50.0        53.0
CCC.......................................................................     2.1         2.4
NR**......................................................................     7.2         8.0
                                                                                       --------
                                                                                         100.0%
                                                                                       --------
                                                                                       --------

------------------
* A description of corporate bond ratings of Standard & Poor's is set forth in Appendix A to the Prospectus.
** Bonds which are not rated by Standard & Poor's. Such bonds may be rated by nationally recognized statistical rating organizations other than Standard & Poor's, or may not be rated by any other organizations.

QUALITY EQUITY FUND

     The Quality Equity Fund seeks to achieve the highest total investment return, or the aggregate of income and capital value changes, consistent with prudent risk. To do this, management will shift the emphasis among investment alternatives for capital growth, capital stability and income as market trends change. This 'fully managed' investment policy distinguishes the Fund from investment companies which seek either capital growth or income. The Fund's investment philosophy is based on management's belief that the structure of the United States economy and its securities markets will undergo continuous change. The flexibility of the Fund is designed to reduce overall exposure to risk by achieving below-average volatility in a falling market and above-average volatility in a rising market.

     The Quality Equity Fund's fully managed investment approach will make use of equity, debt and convertible securities. The majority of the Fund's equity portfolio will be in the common stocks of large-capitalization, 'quality' companies. For this purpose, 'large capitalization' companies are considered to be those companies with market capitalizations in excess of $500 million. Management of the Company believes that a quality company is one which conforms closely to the following criteria: good financial resources, strong balance sheet, satisfactory rate of return on capital, good industry position and superior management skills. The earnings of quality companies generally tend to grow consistently. Whenever market or financial conditions warrant, the Fund may, in order to reduce risk and achieve the highest total investment return, invest in non-convertible, long-term debt securities, including 'deep discount'

corporate debt securities of investment grade or issues of fixed-income convertible securities which give the owner the option of a later exchange for common stock. Management expects that over longer periods the larger portion of the Fund's portfolio will consist of equity securities. During defensive periods, the Fund may invest in U.S. Government and Government agency, money-market securities or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture, or cash.

EQUITY GROWTH FUND

     The investment objective of the Equity Growth Fund is to seek long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that management of the Company believes have special investment value, and of emerging growth companies regardless of size. Companies are selected by management on the basis of their long-term potential for expanding their size and profitability or for gaining increased market recognition for their securities. Current income is not a factor in the selection of securities. The Fund is intended to provide an opportunity for Contract Owners who are not ordinarily in a position to perform the specialized type of research or analysis of small and emerging growth companies.

     Management seeks to identify those small emerging growth companies which can show significant and sustained increases in earnings over an extended period of time and are in sound financial condition. Management believes that, while these companies present above-average risks, properly selected companies of this type also have the potential to increase their earnings at a rate substantially in excess of the general growth of the economy. The Fund attempts to achieve its objective by focusing on the long-range view of a company's prospects through a fundamental analysis of its management, financial structure, product development, marketing ability and other relevant factors. Full development of these companies frequently takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits.

     Small companies. Management seeks small companies that offer special investment value in terms of their product or service, research capability, or other unique attributes, and are relatively undervalued in the marketplace when compared with similar, but larger, enterprises. These companies typically have total market capitalizations in the $50-$300 million range and generally are little known to most individual investors, although some may be dominant in their respective industries. Underlying this strategy is management's belief that relatively small companies will continue to have the opportunity to develop into significant business enterprises. Some such companies may be in a relatively early stage of development; others may manufacture a new product or perform a new service. Such companies may not be counted upon to develop into major industrial companies, but management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

     Emerging growth companies.  In selecting investments for the Equity Growth

Fund, management also seeks emerging growth companies that either occupy a dominant position in an emerging industry or subindustry or have a significant and growing market share in a large, fragmented industry. Management believes that capable and flexible management is one of the most important criteria of emerging growth companies and that such companies should employ sound financial and accounting policies and also demonstrate effective research, successful product development and marketing, efficient service and pricing flexibility. Emphasis is given to companies with rapid historical growth rates, above-average returns on equity and strong current balance sheets, all of which should enable the company to finance its continued growth. Management of the Company also analyzes and weighs relevant factors beyond the company itself, such as the level of competition in the industry, the extent of governmental regulation, the nature of labor conditions and other related matters.

     The Equity Growth Fund emphasizes investments in companies that do most of their business in the United States and therefore are free of the currency exchange problems, foreign tax considerations and potential political and economic upheavals that many multinational corporations face. Moreover, the size and kinds of markets that they serve make these companies less susceptible than larger companies to intervention from the federal government by means of price controls, regulations or litigation.

     While the process of selection and continuous supervision by management does not, of course, guarantee successful investment results, it does provide ingredients not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the ingredients necessary to prosper.

     It should be apparent that an investment in a fund such as the Equity Growth Fund involves greater risk than is customarily associated with more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Because of these factors, management of the Company believes that shares in the Equity Growth Fund are suitable for Contract Owners who are in a financial position to assume above-average investment risk in search of above-average long-term reward. As indicated, the Fund is designed for Contract Owners whose investment objective is growth rather than income. It is definitely not intended for exclusive funding of Contracts but is designed for Contract Owners who are prepared to experience above-average fluctuations in net asset value.


     The securities in which the Equity Growth Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund or portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when in management's judgement such disposition is not desirable or to make many small sales over a lengthy period of time.


     The investment emphasis of the Equity Growth Fund is on equities, primarily common stock and, to a lesser extent, securities convertible into common stocks and rights to subscribe for common stock, and the Fund will maintain at least 80% of its net assets invested in equity securities of small or emerging growth companies except during defensive periods. The Fund reserves the right as a defensive measure and to provide for redemptions to hold other types of securities, including non-convertible preferred stocks and debt securities, U.S. Government and Government agency securities, money market securities or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture, or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

NATURAL RESOURCES FOCUS FUND

     The investment objectives of the Natural Resources Focus Fund are to achieve long-term growth of capital and to protect the purchasing power of shareholders' capital by investing primarily in a portfolio of equity securities (e.g., common stocks and securities convertible into common stocks) of domestic and foreign companies with substantial natural resource assets. This investment objective is a fundamental policy and may not be changed without a vote of the majority of outstanding shares of the Fund. The Fund also may invest in debt, preferred or convertible securities, the value of which is related to the market value of some natural resource asset ('asset-based securities'). See 'Asset-Based Securities' below. Management of the Company will seek to identify companies or asset-based securities it believes are attractively priced relative to the intrinsic value of the underlying natural resource assets or are especially well positioned to benefit during particular portions of inflationary cycles. There can be no assurance the investment objectives of the Fund will be realized.

     IN SEEKING TO PROTECT THE PURCHASING POWER OF SHAREHOLDERS' CAPITAL, THE FUND HAS RESERVED THE RIGHT, WHEN MANAGEMENT OF THE COMPANY ANTICIPATES SIGNIFICANT ECONOMIC, POLITICAL OR FINANCIAL INSTABILITY, SUCH AS HIGH INFLATIONARY PRESSURES OR UPHEAVAL IN THE FOREIGN CURRENCY EXCHANGE MARKETS, TO INVEST A MAJORITY OF ITS ASSETS IN COMPANIES THAT EXPLORE FOR, EXTRACT, PROCESS OR DEAL IN GOLD OR IN ASSET-BASED SECURITIES INDEXED TO THE VALUE OF GOLD BULLION. Such a switch in investment strategies could require the Fund to liquidate portfolio securities and incur transaction costs. The Company has been advised by counsel that it is uncertain under the current federal tax law whether the Fund may concentrate its investments in gold and gold-related securities without adversely affecting the federal tax status of the Contracts. Accordingly, management of the Company has determined that the Fund will not concentrate its investments in such securities until counsel has advised the Company that such uncertainty has been resolved favorably.

     Management attempts to achieve the investment objectives of the Fund by seeking to identify securities of companies which, in its opinion, are undervalued relative to the value of natural resource holdings of such companies in light of current and anticipated economic or financial conditions. Natural resource assets are materials derived from natural sources which have economic value. Management will consider a company to have substantial natural resource assets when, in its opinion, the company's holdings of the assets are of such magnitude, when compared to the capitalization, revenues or operating profits of the company, that changes in the economic value of the assets will affect the market price of the equity securities of such company. Generally, a company has substantial natural resource assets when at least 50% of the non-current assets, capitalization, gross revenues or operating profits of the company in the most recent or current fiscal year are involved in or result from directly or indirectly through subsidiaries, exploring, mining, refining, processing, fabricating, dealing in or owning natural resource assets. Examples of natural resource assets include precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, steel, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gas), timber land, undeveloped real property and agricultural commodities. The Fund presently does not intend to invest directly in natural resource assets or contracts related thereto.


     Management of the Company believes that, based upon past performance, the securities of specific companies that hold different types of substantial natural resource assets may move relatively independently of one another during different stages of inflationary cycles due to different degrees of demand for, or market values of, their respective natural resource holdings during particular portions of such inflationary cycles. The Fund's fully managed investment approach enables it to switch its emphasis among various industry groups depending upon management's outlook with respect to prevailing trends and developments.



     The Natural Resources Focus Fund may seek to hedge its portfolio against adverse market fluctuations by writing covered call options or purchasing put options on portfolio securities, writing call options or purchasing put options on stock indices, or by purchasing or selling stock index futures contracts and options thereon. The Fund may also seek to hedge its portfolio of non-dollar-denominated securities and other assets or liabilities against adverse currency fluctuations by writing call options and purchasing put options on currency, by buying or selling futures contracts on currency and options thereon and by engaging in forward foreign exchange transactions. See 'Other Portfolio Strategies--Portfolio Strategies Involving Options, Futures, Swaps and Foreign Exchange Transactions.'


     The Fund at all times, except during defensive periods, will maintain at least 65% of its total assets invested in companies with substantial natural resource assets or in asset-based securities. Current income from dividends and interest will not be a primary consideration in selecting securities. The Fund reserves the right as a temporary defensive measure and to provide for redemptions, to hold short-term U.S. Government and Government agency securities, money market securities or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture, or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

     Asset-Based Securities. The Fund may invest in debt securities, preferred stocks or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. For the purposes of the Fund's investment policies, these securities are referred to as 'asset-based securities.' The Fund will purchase only asset-based securities which are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (that is AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's or commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's) or of issuers that the Investment Adviser has determined to be of similar creditworthiness. If the asset-based security is backed by a bank letter of credit or other similar facility, the Investment Adviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which the Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven-year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because the Fund presently does not intend to invest directly in natural resource assets, the Fund would sell the asset-based security in the secondary market, to the extent one exists prior to maturity, if the value of the stated amount of the asset exceeds the stated principal amount, and thereby realize the appreciation in the underlying asset.

     Risk Factors. As indicated above, under certain circumstances, the Fund has reserved the right to invest a majority of its assets in gold-related companies or securities. Based on historic experience, during periods of economic or financial instability, the securities of such companies may be subject to extreme price fluctuations, reflecting the high volatility of gold prices during such periods. In addition, the instability of gold prices may result in volatile earnings of gold-related companies which, in turn, may affect adversely the financial condition of such companies. Gold mining companies also are subject to the risks generally associated with mining operations.

     The major producers of gold include the Republic of South Africa, Russia, the United States, Australia, Canada, the People's Republic of China and the Philippines. Sales of gold by Russia and the People's Republic of China are largely unpredictable and often relate to political and economic considerations rather than to market forces. The Republic of South Africa produces approximately 38% of the gold mined in non-Communist nations. Economic, social and political developments within Russia, the People's Republic of China and the Republic of South Africa may affect significantly gold production in those countries.

     See 'Other Portfolio Strategies--Foreign Securities' for special considerations concerning investments in foreign securities.

AMERICAN BALANCED FUND

     The investment objective of the American Balanced Fund is to seek a level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities by investing in a balanced portfolio of fixed income and equity securities. This investment objective is a fundamental policy and may not be changed without a vote of the majority of the outstanding shares of the Fund. The Fund will seek current income by investing a portion of its assets in a portfolio of intermediate to long-term debt, convertible debt and money market securities. The Fund will seek capital appreciation primarily by investing a portion of its assets in equity securities, including preferred and convertible preferred stock. At all times the Fund will maintain at least 25% of its net assets in senior fixed income securities. As a non-fundamental policy, the Fund is not permitted to invest in securities of foreign issuers. There can be no assurance that the Fund's objective will be achieved.

     The Fund will normally seek to maintain the allocation of its assets between debt securities and equity securities at approximately equal percentages of the Fund's net asset value. However, the prices of debt and equity securities will not generally move in the same direction or to the same extent, and, consequently, the relative percentages of the Fund's debt and equity investments will vary. The Fund will seek to reduce such variations by investing its available cash in securities of the appropriate type. However, except as discussed below, the Fund is not obligated to sell portfolio securities, including money market securities, in order to reduce such discrepancies.

     The Fund will normally limit its allocation of assets to equity securities to no more than 50% of its net assets. To the extent its equity position exceeds this limitation, because of changes in the value of portfolio securities or otherwise, the Fund will seek to reduce its equity position to less than 50% of net assets by selling such securities at such times and in such amounts as management of the Company deems appropriate in light of market conditions and other pertinent factors. See 'Dividends, Distributions and Taxes--Tax Treatment of the Company.'

     The Fund will generally emphasize investment in common stocks of larger-capitalization issuers and in investment-grade debt obligations. The Fund may also seek to enhance the return on its common stock portfolio by writing covered call options listed on United States securities exchanges. Under unusual market or economic conditions, the Fund for defensive purposes may invest up to 100% of its assets in short-term U.S. Government or Government agency securities, money market securities or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture, or cash.


GLOBAL STRATEGY FOCUS FUND

     The investment objective of the Global Strategy Focus Fund is to seek high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers. Total investment return consists of interest, dividends, discount accruals and capital changes, including changes in the value of non-dollar denominated securities and other assets and liabilities resulting from currency fluctuations. Investing on an international basis involves special considerations. See 'Other Portfolio Strategies--Foreign Securities.'

     The Global Strategy Focus Fund seeks to achieve its objective by investing primarily in the securities of issuers located in the United States, Canada, Western Europe and the Far East. There are no prescribed limits on the geographical allocation of the Fund among these regions. Such allocation will be made primarily on the basis of the anticipated total return from investments in the securities of issuers wherever located, considering such factors as the condition and growth potential of the various economies and securities markets and the issuers domiciled therein, anticipated movements in interest rates in the various capital markets and in the value of foreign currencies relative to the U.S. dollar, tax considerations and economic, social, financial, national and political factors which may affect the climate for investing within such securities markets. When, in the judgement of the Investment Adviser, economic or market conditions warrant, the Fund reserves the right to concentrate its investments in one or more capital markets, including the United States. For additional information concerning the risks of investing in foreign securities, see 'Other Portfolio Strategies--Foreign Securities.'


     The equity and convertible preferred securities in which the Global Strategy Focus Fund may invest are primarily securities issued by quality companies. Generally, the characteristics of such companies include a strong balance sheet, good financial resources, a satisfactory rate of return on capital, a good industry position and superior management.

     The corporate debt securities, including convertible debt securities, in which the Fund may invest will be primarily those rated BBB or better by Standard and Poor's or Baa or better by Moody's or of comparable quality. The Fund may also invest in debt obligations issued or guaranteed by sovereign governments, political subdivisions thereof (including states, provinces and municipalities) or their agencies or instrumentalities or issued or guaranteed by international organizations designated or supported by governmental entities to promote economic reconstruction or development ('supranational entities') such as the International Bank for Reconstruction and Development (the 'World Bank') and the European Coal and Steel Community. Investments in securities of supranational entities are subject to the risk that member governments will fail to make required capital contributions and that a supranational entity will thus be unable to meet its obligations.


     When market or financial conditions warrant, the Global Strategy Focus Fund may invest as a temporary defensive measure up to 100% of its assets in U.S. Government or Government agency securities issued or guaranteed by the United States Government or its agencies or instrumentalities, money market securities or other fixed income securities deemed by the Investment Adviser to be consistent with a defensive posture, or may hold its assets in cash.


     The Global Strategy Focus Fund may write covered call options and purchase put options on its portfolio securities for the purpose of generating incremental income or hedging its securities against market risk. The Fund may seek to hedge its non-dollar denominated securities and other assets and liabilities against adverse currency fluctuations by writing call options and purchasing put options on currency, purchasing or selling futures contracts and futures contract options on currency and entering into forward foreign exchange transactions in currency. See 'Other Portfolio Strategies--Portfolio Strategies Involving Options, Futures, Swaps and Foreign Exchange Transactions.'


BASIC VALUE FOCUS FUND

     The investment objective of the Basic Value Focus Fund is to seek capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out of favor considerations. Particular emphasis is placed on securities which provide an above-average dividend return and sell at a below-average price-earnings ratio.

     The investment policy of the Basic Value Focus Fund is based on the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of securities in favorable market climates and depress prices of securities in unfavorable climates. Based on this premise, management believes that favorable changes in market prices are more likely to begin when securities are out of favor, earnings are depressed, price-earnings ratios are relatively low, investment expectations are limited, and there is no real general interest in the particular security or industry involved. On the other hand, management believes that negative developments are more likely to occur when investment expectations are generally high, stock prices are advancing or have advanced rapidly, price-earnings ratios have been inflated, and the industry or issue continues to gain new investment acceptance on an accelerated basis. In other words, management believes that market prices of securities with relatively high price-earnings ratios are more susceptible to unexpected adverse developments while securities with relatively low price-earnings ratios are more favorably positioned to benefit from favorable, but generally unanticipated, events. This investment policy departs from traditional philosophy. Management of the Fund believes that the market risk involved in this policy is moderated somewhat by an emphasis on securities with above-average dividend returns.


     The current institutionally-dominated market tends to ignore, to some extent, the numerous secondary issues whose market capitalizations are below those of the relatively few larger size growth companies. It is expected that the Basic Value Focus Fund's portfolio generally will have significant representation in this secondary segment of the market. The basic orientation of the Fund's investment policies is such that at times a large portion of its common stock holdings may carry less than favorable research ratings from research analysts.

     Investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stocks. The Basic Value Focus Fund also may invest in preferred stocks and non-convertible debt securities rated investment grade and utilize covered call options with respect to portfolio securities as described below and in the Statement of Additional Information. It reserves the right as a defensive measure to hold other types of securities, including U.S. Government and Government agency securities, money market securities or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture, or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant. The Fund may invest up to 10% of its total assets, taken at market value at the time of acquisition, in the securities of foreign issuers.

GLOBAL BOND FOCUS FUND (FORMERLY, THE WORLD INCOME FOCUS FUND)


     The investment objective of the Fund is to seek to provide shareholders a high total investment return by investing in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units. The Fund will, under normal conditions, invest at least 90% of its total assets in such fixed income securities. In pursuing its investment objective, the Fund will allocate its investments among different types of fixed income securities denominated in various currencies based upon the Investment Adviser's analysis of the yield, maturity, potential appreciation and currency considerations affecting such securities. Investing on an international basis involves special considerations. See 'Other Portfolio Strategies--Foreign Securities.' The Fund should be considered as a long-term investment and a vehicle for diversification and not as a balanced investment program.


     The Fund may invest in United States and foreign government and corporate fixed income securities which have a credit rating of A or better by Standard & Poor's or by Moody's or commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or obligations that the Investment Adviser has determined to be of similar creditworthiness. The Fund may purchase fixed income securities issued by United States or foreign corporations or financial institutions, including debt securities of all types and maturities, convertible securities and preferred stocks. The Fund also may purchase securities issued or guaranteed by United States or foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities

('governmental entities') or issued or guaranteed by international organizations designated or supported by multiple governmental entities to promote economic reconstruction or development ('supranational entities').

     International Investing. The Fund may invest in fixed income securities denominated in any currency or multinational currency unit. An illustration of a multinational currency unit is the European Currency Unit ('ECU') which is a 'basket' consisting of specified amounts of the currencies of certain of the twelve member states of the European Community, a Western European economic cooperative association including France, Germany, the Netherlands and the United Kingdom. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Investment Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities (described further below), in particular, issue ECU-denominated obligations. The Fund may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a British pound sterling-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

     It is anticipated that under current conditions the Fund will invest primarily in marketable securities denominated in the currencies of the United States, Canada, Western European nations, New Zealand and Australia, as well as in ECUs. Further, it is anticipated that such securities will be issued primarily by entities located in such countries and by supranational entities. Under normal conditions, the Fund's investments will be denominated in at least three currencies or multinational currency units. Under certain adverse conditions, the Fund may restrict the financial markets or currencies in which its assets will be invested. The Fund presently intends to invest its assets solely in the United States financial markets or United States dollar-denominated obligations only for temporary defensive purposes.

     The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a foreign government. The Fund will invest in foreign government securities of issuers considered stable by the Fund's Investment Adviser. The Investment Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

     Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or 'stockholders,' usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.


     Allocation of Investments. In seeking to meet its investment objective, high current income will only be one of the factors that the Investment Adviser will consider in selecting portfolio securities for the Global Bond Focus Fund. As a general matter, in evaluating investments for the Fund, the Investment Adviser will consider, among other factors, the relative levels of interest rates prevailing in various countries, the potential appreciation of such investments in their denominated currencies and, for debt instruments not denominated in U.S. Dollars, the potential movement in the value of such currencies compared to the U.S. Dollar. Additionally, the Fund, in seeking capital appreciation, may invest in relatively low yielding instruments in expectation of favorable currency fluctuations or interest rate movements, thereby potentially reducing the Fund's current yield. In seeking income, the Fund may invest in short term instruments with relatively high yields (as compared to other debt securities) meeting the Fund's investment criteria, notwithstanding that the Fund may not anticipate that such instruments will experience substantial capital appreciation.

     The Fund will allocate its investments among fixed income securities of various types, maturities and issuers in the various global markets based upon the analysis of the Investment Adviser. In its evaluation of the portfolio, the Investment Adviser will utilize its internal financial, economic and credit analysis resources as well as information in this regard obtained from other sources.

     The average maturity of the Global Bond Focus Fund's portfolio securities will vary based upon the Investment Adviser's assessment of economic and market conditions. As with all fixed income securities, changes in market yields will affect the Fund's asset value as the prices of portfolio securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do shorter-term securities. The Fund does not expect the average maturity of its portfolio to exceed ten years.

GLOBAL UTILITY FOCUS FUND


     The investment objective of the Global Utility Focus Fund is to seek both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water. There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk, as described below under 'Other Portfolio Strategies--Portfolio Strategies Involving Options, Futures, Swaps and Foreign Exchange Transactions.' Investing on an international basis involves special considerations. See 'Other Portfolio Strategies--Foreign Securities.'



     The Global Utility Focus Fund at all times, except during temporary defensive periods, will maintain at least 65% of its total assets invested in equity and debt securities issued by domestic and foreign companies in the utilities industries. The Fund reserves the right to hold, as a temporary defensive measure or as a reserve for redemptions, short-term U.S. Government securities, money market securities, including repurchase agreements, or cash in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. Except during temporary defensive periods, such securities or cash will not exceed 20% of its total assets. Under normal circumstances, the Fund will invest at least 65% of its total assets in issuers domiciled in at least three countries, one of which may be the United States, although the Investment Adviser expects the Fund's portfolio to be more geographically diversified. Under normal conditions, it is anticipated that the percentage of assets invested in U.S. securities will be higher than that invested in securities of any other single country. It is possible that at times the Fund may have 65% or more of its total assets invested in foreign securities.


     The Fund will invest in common stocks (including preferred or debt securities convertible into common stocks), preferred stocks and debt securities. The relative weightings among common stocks, debt securities and preferred stocks will vary from time to time based upon the Investment Adviser's judgement of the extent to which investments in each category will contribute to meeting the Fund's investment objective. Fixed income securities in which the Fund will invest generally will be limited to those rated investment grade, that is, rated in one of the four highest rating categories by Standard & Poor's or Moody's (i.e., securities rated at least BBB by

Standard & Poor's or Baa by Moody's), or deemed to be of equivalent quality in the judgement of the Investment Adviser. Securities rated Baa by Moody's are described by it as having speculative characteristics and, according to Standard & Poor's, fixed income securities rated BBB normally exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal. The Fund's commercial paper investments at the time of purchase will be rated 'A-1' or 'A-2' by Standard & Poor's or 'Prime-1' or 'Prime-2' by Moody's or, if not rated, will be of comparable quality as determined by the Investment Adviser. The Fund may also invest up to 5% of its total assets at the time of purchase in fixed income securities having a minimum rating no lower than Caa by Moody's or CCC by Standard & Poor's. The Fund may, but need not, dispose of any security if it is subsequently downgraded. For a description of ratings of debt securities, see Appendix A to this Prospectus.


     The Fund may invest in the securities of foreign issuers in the form of American Depository Receipts ('ADRs'), European Depository Receipts ('EDRs') or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designated for use in the United States securities markets, and EDRs, which are issued in bearer form, are designed for use in European securities markets. The Fund may invest in ADRs and EDRs through both sponsored and unsponsored arrangements. In a sponsored ADR or EDR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas in an unsponsored arrangement the foreign issuer assumes no obligations and the depository's transaction fees are paid by the ADR or EDR holders. Foreign issuers in respect of whose securities unsponsored ADRs or EDRs have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored ADRs or EDRs are traded and, therefore, there may not be a correlation between such information and the market value of such securities.

     A change in prevailing interest rates is likely to affect the Fund's net asset value because prices of debt and equity securities of utility companies tend to increase when interest rates decline and decrease when interest rates rise.

     Utility Industries--Description and Risks. Under normal circumstances, the Fund will invest at least 65% of its total assets in common stocks (including preferred or debt securities convertible into common stocks), debt securities and preferred stocks of domestic and/or foreign companies in the utility industries. To meet its objective of current income, the Fund may invest in domestic utility companies that pay higher than average dividends, but have a lesser potential for capital appreciation. The average dividend yields of common stocks issued by domestic utility companies historically have significantly exceeded those of industrial companies' common stocks, while the prices of domestic utility stocks have tended to be less volatile than stocks of industrial companies. Total returns on domestic utility stocks have also generally exceeded those on stocks of industrial companies. Debt securities of domestic utility companies historically also have yielded slightly more than similar debt securities of industrial companies, and have had higher total returns. For certain periods, the total return of utility companies' securities has underperformed that of industrial companies' securities. There can be no assurance that positive relative returns on utility securities will occur in the future. The Investment Adviser believes that the average dividend yields of common stocks issued by foreign utility companies have also historically exceeded those of foreign industrial companies' common stocks. To meet its objective of capital appreciation, the Fund may invest in foreign utility companies which pay lower than average dividends, but have a greater potential for capital appreciation.

     The utility companies in which the Fund will invest include companies which are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

     Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations which may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities of the portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies, and impose additional requirements governing the licensing, construction and operation of nuclear power plants.

     Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

     The nature of regulation of the utility industries is evolving both in the United States and in foreign countries. Changes in regulation in the United States increasingly allow utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The Investment Adviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core businesses from increased competition and may be less profitable. The Investment Adviser seeks to take advantage of favorable investment opportunities that are expected to arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

     Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to that in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the U.S., generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

     The Global Utility Focus Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, the Investment Adviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for the Fund will increase.

     The revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. The Investment Adviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. The principal sectors of the global utility industries are discussed below.

     Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. Domestic electric utility companies, in general, recently have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies recently have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates have declined, many utilities have refinanced high cost debt and in doing so have improved their fixed charges coverage. Regulators, however, have lowered allowed rates of return as interest rates have declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers.


     In the United States, the construction and operation of nuclear power facilities is subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning of such plants.

     In October 1993, Standard & Poor's stiffened its debt-ratings formula for the electric utility industry, stating that the industry is in long-term decline. In addition, Moody's stated that it expected a drop in the next three years in its average credit ratings for the industry. Reasons set forth for these outlooks included slowing demand and increasing cost pressures as a result of competition from rival providers.

     Telecommunications. The telephone industry is large and highly concentrated. Companies that distribute telephone services and provide access to the telephone networks comprise the greatest portion of this segment. Telephone companies in the United States are still experiencing the effects of the breakup of American Telephone & Telegraph Company, which occurred in 1984. Since 1984, companies engaged in telephone communication services have expanded their non-regulated activities into other businesses, including cellular telephone services, data processing, equipment retailing, computer software and hardware services, and financial services. This expansion has provided significant opportunities for certain telephone companies to increase their earnings and dividends at faster rates than had been allowed in traditional regulated businesses. Increasing competition, technological innovations and other structural changes, however, could adversely affect the profitability of such utilities. Technological breakthroughs and the merger of telecommunications with video and entertainment is now associated with the expansion of the role of cable companies as providers of utility services in the telecommunications industry and the competitive response of traditional telephone companies. Given mergers and certain marketing tests currently underway, it is likely that both traditional telephone companies and cable companies will soon provide a greatly expanded range of utility services, including two-way video and informational services.

     Gas. Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decades, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Investment Adviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal.


     Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world, the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Investment Adviser, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Investment Adviser believes that favorable investment opportunities may result from consolidation of this segment.

     There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

     Investment Outside the Utility Industries. The Global Utility Focus Fund is permitted to invest up to 35% of its assets in securities of issuers that are outside the utility industries. Such investments may include common stocks, debt securities or preferred stocks and will be selected to meet the Fund's investment objective of both capital appreciation and current income. These securities may be issued by either U.S. or non-U.S. companies. Some of these issuers may be in industries related to utility industries and, therefore, may be subject to similar risks. Securities that are issued by foreign companies or are denominated in foreign currencies are subject to the risks outlined above.

     The Global Utility Focus Fund is also permitted to invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ('U.S. Government Securities'). Such investments may be backed by the 'full faith and credit' of the United States, including U.S. Treasury bills, notes and bonds as well as certain agency securities and mortgage-backed securities issued by the Government National Mortgage Association (GNMA). The guarantees on these securities do not extend to the securities' yield or value or to the yield or value of the Fund's shares. Other investments in agency securities are not necessarily backed by the 'full faith and credit' of the United States, such as certain securities issued by the Federal National Mortgage

Association (FNMA), the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association and the Farm Credit Bank.

     The Global Utility Focus Fund may invest in securities issued or guaranteed by foreign governments. Such securities are typically denominated in foreign currencies and are subject to the currency fluctuation and other risks of foreign securities investments. The foreign government securities in which the Fund intends to invest generally will consist of obligations supported by national, state or local governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, including international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Investment Bank, the Asian Development Bank and the Inter-American Development Bank.


     Foreign government securities also include debt securities of 'quasi-governmental agencies' and debt securities denominated in multinational currency units. An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain of the twelve member states of the European Economic Community. Debt securities of quasi-governmental agencies are issued by entities owned by either a national or local government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national or local governmental instrumentalities including quasi-governmental agencies. Foreign government securities will not be considered government securities for purposes of determining the Fund's compliance with diversification and concentration policies.

INTERNATIONAL EQUITY FOCUS FUND

     The investment objective of the International Equity Focus Fund is to seek capital appreciation and, secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Under normal conditions, at least 65% of the Fund's net assets will be invested in such equity securities. The investment objective of the Fund is a fundamental policy and may not be changed without approval of a majority of the Fund's outstanding shares. There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of investments and techniques to hedge against market and currency risk. Investing on an international basis involves special considerations. Investing in smaller capital markets entails the risk of significant volatility in the Fund's security prices. See 'Other Portfolio Strategies--Foreign Securities.' The Fund is designed for investors seeking to complement their U.S. holdings through foreign investments. The Fund should be considered as a long-term investment and a vehicle for diversification and not as a balanced investment program.

     The International Equity Focus Fund will invest in an international portfolio of securities of foreign companies located throughout the world. While there are no prescribed limits on the geographic allocation of the Fund's investments, management of the Fund anticipates that a substantial portion of its assets will be invested in the developed countries of Europe and the Far East. However, for the reasons stated below, management of the Fund will give special attention to investment opportunities in the developing countries of the world, including, but not limited to Latin America, the Far East and Eastern Europe. It is anticipated that a significant portion of the Fund's assets may be invested in such developing countries.

     The allocation of the Fund's assets among the various foreign securities markets will be determined by the Investment Adviser based primarily on its assessment of the relative condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Within such allocations, the Investment Adviser will seek to identify equity investments in each market which are expected to provide a total return which equals or exceeds the return of such market as a whole.

     A significant portion of the Fund's assets may be invested in developing countries. This allocation of the Fund's assets reflects the belief that attractive investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain developing countries with smaller capital markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly so-called 'emerging' countries (such as Malaysia, Mexico and Thailand), which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Because of the general illiquidity of the capital markets in certain developing countries, the Fund may invest in a relatively small number of leading or relatively actively traded companies in such countries' capital markets in the expectation that the investment experience of the securities of such companies will substantially represent the investment experience of the countries' capital markets as a whole.

     While the Fund will primarily emphasize investments in common stock, the Fund may also invest in preferred stocks, convertible debt securities and other instruments the return on which is linked to the performance of a common stock or a basket or index of common stocks (collectively, 'equity securities'). The Fund may also invest in non-equity securities, including debt securities, cash or cash equivalents denominated in U.S. dollars or foreign currencies and short-term securities, including money market instruments. Under certain adverse investment conditions, for defensive purposes, the Fund may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in short-term obligations of U.S. issuers. Under normal conditions, at least 65% of the Fund's total assets will be invested in the securities of issuers from at least three different foreign countries. Investments made for defensive purposes will be maintained only during periods in which the Investment Adviser determines that economic or financial conditions are adverse for holding or being fully invested in equity securities of foreign issuers.

     The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued throughout the world which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

     The Fund also may invest up to 35% of its net assets in longer-term, non-convertible debt securities emphasizing debt securities which offer the opportunity for capital appreciation. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. In accordance with its investment objective, the Fund will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Fund may, from time to time, invest in debt securities with relatively high yields (as compared to other debt securities meeting the Fund's investment criteria), notwithstanding that the Fund may not anticipate that such securities will experience substantial capital appreciation. Such income can be used, however, to offset the operating expenses of the Fund.

     The Fund may invest in debt securities issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities ('governmental entities'), issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development ('supranational entities'), or issued by foreign corporations or financial institutions.

     Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or 'stockholders,' usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.


     The Fund has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. In purchasing such securities, the Fund will rely on the Investment Adviser's judgement, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Investment Adviser believes will be in default. See 'Other Portfolio Strategies--Foreign Securities' and 'Risks of High Yield Securities' below.

DEVELOPING CAPITAL MARKETS FOCUS FUND

     The investment objective of the Developing Capital Markets Focus Fund is to seek long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. Under normal conditions, at least 65% of the Fund's net assets will be invested in such equity securities. The investment objective of the Fund is a fundamental policy and may not be changed without approval of a majority of the Fund's outstanding shares. There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of investments and techniques to hedge against market and currency risk. Investing on an international basis involves special considerations. Investing in smaller capital markets entails the risk of significant volatility in the Fund's security prices. See 'Other Portfolio Strategies--Foreign Securities.' The Fund is designed for investors seeking to complement their U.S. holdings through foreign investments. The Fund should be considered as a long-term investment and a vehicle for diversification and not as a balanced investment program.


    For purposes of its investment objective, the Fund considers countries having smaller capital markets to be all countries other than the four countries having the largest equity market capitalizations. Currently, these four countries are Japan, the United Kingdom, the United States and Germany. At September 30, 1996, those countries' equity market capitalizations totalled approximately 71% of the world's equity market capitalization according to data provided by Morgan Stanley Capital International. The Fund will at all times, except during defensive periods, maintain investments in at least three countries having smaller capital markets.


    The Fund seeks to benefit from economic and other developments in smaller capital markets. The investment objective of the Fund reflects the belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having smaller capital markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly so-called 'emerging' countries (such as Malaysia, Mexico and Thailand) which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries (such as France, the Netherlands and Spain), although having relatively mature smaller capital markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

     Many investors, particularly individuals, lack the information, capability or inclination to invest in countries having smaller capital markets. It also may not be permissible for such investors to invest directly in certain such markets. Unlike many intermediary investment vehicles, such as closed-end investment companies that invest in a single country, the Fund intends to diversify investment risk among the capital markets of a number of countries. The Fund will not necessarily seek to diversify investments on a geographical basis or on the basis of the level of economic development of any particular country.

     In its investment decision-making, the Investment Adviser will emphasize the allocation of assets among certain countries' capital markets, rather than the selection of particular industries or issuers. Because of the general illiquidity of the capital markets in some countries, the Fund may invest in a relatively small number of leading or actively traded companies in a country's capital markets in the expectation that the investment experience of the securities of such companies will substantially represent the investment experience of the country's capital markets as a whole.

     The Fund also may invest in debt securities of issuers in countries having smaller capital markets. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. In accordance with its investment objective, the

Fund will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Fund may, from time to time, invest in debt securities with relatively high yields (as compared to other debt securities meeting the Fund's investment criteria), notwithstanding that the Fund may not anticipate that such securities will experience substantial capital appreciation. See 'Risks of High Yield Securities' below. Such income can be used, however, to offset the operating expenses of the Fund.

     The Fund may invest in debt securities issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities ('governmental entities'), issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development ('supranational entities'), or issued by foreign corporations or financial institutions.

     Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or 'stockholders,' usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.


     The Fund has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. In purchasing such securities, the Fund will rely on the Investment Adviser's judgement, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Investment Adviser believes will be in default. See 'Other Portfolio Strategies--Foreign Securities' and 'Risks of High Yield Securities' below.


     For purposes of the Fund's investment objective, an issuer ordinarily will be considered to be located in the country where the primary trading market of its securities is located. The Fund, however, may consider a company to be located in countries having smaller capital markets, without reference to its domicile or to the primary trading market of its securities, when at least 50% of its non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such countries. The Fund also may consider closed-end investment companies to be located in the country or countries in which they primarily make their portfolio investments.

     Foreign investments in smaller capital markets involve risks not involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. These risks are often heightened for investments in small capital markets. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments which could affect investment in those countries. In addition, certain foreign investments may be subject to foreign withholding taxes.

     There may be less publicly available information about an issuer in a smaller capital market than would be available about a United States company, and it may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States companies. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable in certain capital markets.

     The Fund reserves the right, as a temporary defensive measure or to provide for redemptions or in anticipation of investment in countries having smaller capital markets, to hold cash or cash equivalents (in U.S. dollars or foreign currencies) and short-term securities, including money market securities. The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers. The Fund may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of such ADRs.

GOVERNMENT BOND FUND

     The investment objective of the Government Bond Fund is to seek the highest possible current income consistent with the protection of capital afforded by investing in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal circumstances, all or substantially all of the Fund's assets will be invested in such securities. Depending on market conditions, an average maturity of six to fifteen years is anticipated. When, in the opinion of management, prevailing market or economic conditions warrant, a portion of the Fund may be invested in money market securities or a liquid asset fund to effectively utilize cash reserves.

     Certain of the securities in which the Fund invests are supported by the full faith and credit of the U.S. Government, such as U.S. Treasury obligations. Other of the securities in which the Fund invests are not supported by the full faith and credit of the U.S. Government but are issued by U.S. Government agencies, instrumentalities or government-sponsored enterprises. Such securities are generally supported only by the credit of the agency, instrumentality or enterprise issuing the security and are generally considered to have a low principal risk. However, because of the longer-term maturities of the securities in which the Fund will invest, interest rate fluctuations may adversely affect the market value of such securities. As interest rates rise, the value of fixed-income securities will fall, adversely affecting the net asset value of the Fund.

     The U.S. Treasury Department has enacted regulations prescribing diversification standards to be met by investment company portfolios to which the investment base for any variable annuity policy has been allocated as a condition to such policies being treated as variable annuity contracts under the Internal Revenue Code of 1986, as amended (the 'Code'). The regulations limit the percentage of the total assets of any investment company portfolio which may be invested in securities of any five or fewer issuers, including a requirement that no more than 55% of a portfolio's total assets be invested in the securities of any one issuer. Direct obligations of the U.S. Treasury are not excepted from the diversification requirements. Each government agency or instrumentality issuing, guaranteeing or insuring securities will be treated as a separate issuer for purposes of the diversification standards.

INDEX 500 FUND

     The investment objective of the Index 500 Fund is to seek to provide investment results that, before expenses, correspond to the aggregate price and yield performance of the S&P 500 Index.

     The S&P 500 Index is a market-weighted index composed of 500 common stocks issued by companies in a wide range of businesses and which collectively represent a substantial portion of all common stocks publicly traded in the U.S. The composition of the S&P 500 Index is determined by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. Standard & Poor's criteria for selecting common stocks to include in the S&P 500 Index is based on factors such as market capitalization, trading activity and the adequacy of representation of particular industries, and favors U.S.-traded stocks of large companies that are among the most dominant in their industries. The S&P 500 Index is generally considered broadly representative of the performance of large-capitalization publicly traded common stocks in the U.S. The inclusion of a stock in the S&P 500 Index does not imply that Standard & Poor's believes the stock to be an attractive investment.


     The Index 500 Fund will not attempt to buy or sell securities based on the Investment Adviser's economic, financial or market analysis, but will instead employ a 'passive' approach that attempts to remain invested at all times in a portfolio of assets the performance of which is expected to be strongly correlated with that of the S&P 500 Index. The Index 500 Fund may invest in all 500 stocks in the S&P 500 Index in approximately the same proportions as their weightings in the S&P 500 Index, or may invest in a statistically selected sample of the 500 stocks which comprise the S&P 500 Index designed, based on market capitalizations, industry weightings and financial attributes, to have aggregate investment characteristics similar to those of the S&P 500 Index as a whole. The Index 500 Fund may also (i) purchase common stocks not included in the S&P 500 Index as a proxy for certain common stocks included in the S&P 500 Index when the Investment Adviser believes it is an efficient means of replicating the performance of that index to do so, and (ii) invest in options and future contracts linked to the performance of the S&P 500 Index or of common stocks represented in the index.

     Under normal circumstances, it is expected that the Index 500 Fund will invest at least 90% (65% if the Index 500 Fund's assets are below $20 million) of its assets in common stocks represented in the S&P 500 Index and related options and futures contracts. The Index 500 Fund may invest a substantial portion of its assets in options and futures contracts in order to gain market exposure efficiently in the event of subscriptions, to maintain liquidity in the event of redemptions and to minimize trading costs. The Index 500 Fund may also invest in short-term fixed income instruments as cash reserves. The Index 500 Fund will not invest in short-term fixed income instruments, options or futures contracts for the purpose of implementing a defensive market strategy by lowering the Fund's exposure to common stocks to protect against a potential stock market decline, but will attempt to remain fully invested without regard to the Investment Adviser's market analysis. The Fund may, however, hold short-term fixed income instruments for temporary cash management purposes.

     The foregoing investment techniques are expected to be an effective means of substantially duplicating the aggregate price and yield performance of the S&P 500 Index at such times when the Fund is not fully invested in all 500 stocks in the S&P 500 Index in approximately the same proportions as their weightings in that index. To the extent the Index 500 Fund utilizes the foregoing investment techniques, the Fund may not track the S&P 500 Index with the same degree of accuracy as the Fund would if it were fully invested in all 500 stocks in the S&P 500 Index in approximately the same proportions as their weightings in that index. However, the principal advantage of the foregoing investment techniques is to provide an efficient means to invest in the universe of stocks of the S&P 500 Index. The Fund is expected to provide broad diversification, and will seek to operate at low costs due to its 'passive' approach to portfolio management and anticipated low portfolio turnover rate.

NON-DIVERSIFIED FUNDS


     The Natural Resources Focus, Global Strategy Focus, Global Bond Focus, Index 500 and Developing Capital Markets Focus Funds are classified as non-diversified investment companies under the Investment Company Act of 1940. However, each Fund will have to limit its investments to the extent required by the diversification requirements applicable to regulated investment companies under the Internal Revenue Code. To qualify as a regulated investment company, a Fund, at the close of each fiscal quarter, may not have more than 25% of its total assets invested in the securities (except obligations of the U.S. Government, its agencies or instrumentalities) of any one issuer and with respect to 50% of its assets, (i) may not have more than 5% of its total assets invested in the securities of any one issuer and (ii) may not own more than 10% of the outstanding voting securities of any one issuer.


INVESTMENT RESTRICTIONS

     The Company has adopted a number of restrictions and policies relating to the investment of its assets and its activities which are fundamental policies and may not be changed without the approval of the holders of the Company's outstanding voting securities (including a majority of the shares of each Fund). Investors are referred to the Statement of Additional Information for a complete description of such restrictions and policies.

MONEY MARKET FUND PORTFOLIO RESTRICTIONS

     For purposes of the investment policies of the Domestic Money Market and Reserve Assets Funds, the Company defines short-term money market securities as securities having a maturity of no more than 762 days (25 months) in the case of U.S. Government and agency securities and no more than 397 days (13 months) in the case of all other securities. Management of the Company expects that substantially all the assets of the Domestic Money Market and Reserve Assets Funds will be invested in securities maturing in less than one year, but at times some portion may have maturities of up to 25 months. For these purposes, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is adjusted. The dollar-weighted average maturity of each Fund's portfolio assets will not exceed 90 days.

     The Domestic Money Market and Reserve Asset Funds' investments in short-term debt and depository institution money instruments will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short-term debt obligations by a nationally recognized statistical rating organization (an 'NRSRO') or, if not rated, will be of comparable quality as determined by the Directors of the Company. Each Fund's investments in corporate bonds and debentures (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers which have received from an NRSRO a rating, with respect to a class of short-term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short-term obligations or, if not rated, are of comparable quality as determined by the Directors of the Company. Currently, there are six NRSROs: Duff & Phelps Inc., Fitch Investors Services, Inc., IBCA Limited and its affiliate IBCA Inc., Moody's, Standard & Poor's and Thomson BankWatch.

     A regulation of the Securities and Exchange Commission limits investments by the Domestic Money Market and Reserve Assets Funds in securities issued by any one issuer (other than the U.S. Government, its agencies or instrumentalities) ordinarily to not more than 5% of its total assets, or in the event that such securities do not have the highest rating, not more than 1% of its total assets. In addition, this regulation requires that not more than 5% of each Fund's total assets be invested in securities that have a rating lower than the highest rating.

OTHER PORTFOLIO STRATEGIES

     Restricted Securities. Each of the Funds is subject to limitations on the amount of illiquid securities they may purchase; however, each Fund may purchase without regard to that limitation certain securities that are not registered under the Securities Act of 1933, as amended (the 'Securities Act'), including
(a) commercial paper exempt from registration under Section 4(2) of the Securities Act, and (b) securities that can be offered and sold to 'qualified institutional buyers' under Rule 144A under the Securities Act, provided that the Company's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities sold under Rule 144A which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

     Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Funds' investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

     Indexed and Inverse Securities. A Fund may invest in securities whose potential return is based on the change in particular measurements of value or rate (an 'index'). As an illustration, a Fund may invest in a security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain of the Funds may invest in securities the potential return of which is based inversely on the change in an index. For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices.

     Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The

Company believes that indexed and inverse securities may provide portfolio management flexibility that permits a Fund to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

     Foreign Securities. The Reserve Assets, Prime Bond, High Current Income, Quality Equity, Equity Growth, Natural Resources Focus, Global Strategy Focus, Basic Value Focus, Global Bond Focus, Global Utility Focus, International Equity Focus and Developing Capital Markets Focus Funds may invest in securities of foreign issuers. The Index 500 Fund may also invest in securities of foreign issuers to the extent such issuers are included in the S&P 500 Index. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations and risks which are not ordinarily associated with investing in domestic issuers. These considerations and risks include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. If it should become necessary, a Fund could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs in foreign securities may be higher. The operating expense ratio of a Fund investing in foreign securities can be expected to be higher than that of an investment company investing exclusively in United States securities because the expenses of the Fund, such as custodial costs, are higher. In addition, net investment income earned by a Fund on a foreign security may be subject to withholding and other taxes imposed by foreign governments which will reduce a Fund's net investment income. The Investment Adviser will consider these and other factors before investing in foreign securities, and will not make such investments unless, in its opinion, such investments will meet the standards and objectives of a particular Fund. No Fund which may invest in foreign securities, other than the Natural Resources Focus and Global Strategy Focus Funds, will concentrate its investments in any particular country. The Natural Resources Focus, Global Strategy Focus, Global Bond Focus, Global Utility Focus, International Equity Focus and Developing Capital Markets Focus Funds may from time to time be substantially invested in non-dollar-denominated securities of foreign issuers. A Fund's return on investments in non-dollar-denominated securities may be reduced or enhanced as a result of changes in foreign currency rates during the period in which the Fund holds such investments. Each Fund of the Company other than the Natural Resources Focus, Global Strategy Focus, Basic Value Focus, Global Bond Focus, Global Utility Focus, International Equity Focus and Developing Capital Markets Focus Funds will purchase only securities issued in dollar denominations.

     Each of the International Equity Focus Fund and Developing Capital Markets Focus Fund may invest a significant portion of its assets in securities of foreign issuers in smaller capital markets, while each of the other Funds which is permitted to invest in foreign securities may from time to time invest in securities of such foreign issuers. Foreign investments in smaller capital markets involve risks not involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. These risks are often heightened for investments in small capital markets. Because a Fund which invests in foreign securities will invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as United States investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments which could affect investment in those countries. In addition, certain foreign investments may be subject to foreign withholding taxes.

     There may be less publicly available information about an issuer in a smaller capital market than would be available about a United States company, and it may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States companies. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable in certain capital markets.

     Smaller capital markets, while often growing in trading volume, have substantially less volume than United States markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable United States companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in a Fund which invests in these markets incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of such a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.


     As a result, management of a Fund which invests in foreign securities may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience. Due to its emphasis on securities of issuers located in smaller capital markets, the Developing Capital Markets Focus Fund and the International Equity Focus Fund should be considered as a vehicle for diversification and not as a balanced investment program.

     Certain of the Funds may invest in debt securities issued by foreign governments. Investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

     As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Government obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which a Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements.

     The Developing Capital Markets Focus and International Equity Focus Funds intend to invest in securities of foreign issuers in smaller capital markets. Some countries with smaller capital markets prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals.

     A number of countries, such as South Korea, Taiwan and Thailand, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act of 1940, as amended (the 'Investment Company Act' or 'the Act'), the Developing Capital Markets Focus and International Equity Focus Funds each may invest up to 10% of its total assets in securities of such closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies. A Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

     In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the Investment Company Act restricts a Fund's investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.

     Lending of Portfolio Securities. Each Fund of the Company may from time to time lend securities (but not in excess of 20% of its total assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which, while the loan is outstanding, will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund.

     Forward Commitments. Each of the Funds may purchase securities on a when-issued basis, and they may purchase or sell such securities for delayed delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase price. A Fund entering into such transactions will maintain a segregated account with its custodian of cash or liquid, high-grade debt obligations in an aggregate amount equal to the amount of its commitments in connection with such delayed delivery and purchase transactions.

     Standby Commitment Agreements.  The High Current Income, Global Utility

Focus and Developing Capital Markets Focus Funds may from time to time enter into standby commitment agreements. Such agreements commit the respective Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will at all times maintain a segregated account with its custodian of cash or liquid equity or debt securities in an amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price.

     Portfolio Strategies Involving Options, Futures, Swaps and Foreign Exchange Transactions. The Quality Equity, Natural Resources Focus, American Balanced, Global Strategy Focus, Basic Value Focus, Global Bond Focus, Global Utility Focus, International Equity Focus, Index 500, Equity Growth and Developing Capital Markets Focus Funds may use certain derivative instruments, including options, futures contracts and swaps, and may purchase and sell foreign exchange. Transactions involving such instruments expose a Fund to certain risks. Each Fund's use of these instruments and the associated risks are described in detail in Appendix A attached to this Prospectus.


RISKS OF HIGH YIELD SECURITIES

     The High Current Income Fund, International Equity Focus Fund and Developing Capital Markets Focus Fund may invest a substantial portion of their assets in high yield, high risk securities or junk bonds, which are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During recessionary periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. While the high yield securities in which the High Current Income Fund, International Equity Focus Fund or Developing Capital Markets Focus Fund may invest normally do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after a Fund purchases a particular security, in which case a Fund may experience losses and incur costs.

     In an effort to minimize the risk of issuer default or bankruptcy, the High Current Income Fund, International Equity Focus Fund and Developing Capital Markets Focus Fund each will diversify its holdings among many issuers. However, there can be no assurance that diversification will protect a Fund from widespread defaults brought about by a sustained economic downturn.


     High yield securities tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on their prices and yields than on higher-rated fixed-income securities. Zero coupon bonds and bonds which pay interest and/or principal in additional bonds rather than in cash are especially volatile. Like higher-rated fixed-income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in this market, which may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for such bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices the High Current Income Fund, International Equity Focus Fund and Developing Capital Markets Focus Fund receive for their junk bonds to be reduced, or a Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgement may play a greater role in valuing certain of each Fund's portfolio securities than in the case of securities trading in a more liquid market.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely the net asset value of the High Current Income Fund, International Equity Focus Fund and Developing Capital Markets Focus Fund. In addition, each Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

     Sovereign Debt. The junk bonds in which the High Current Income Fund, International Equity Focus Fund and Developing Capital Markets Focus Fund may invest include junk bonds issued by sovereign entities. Investment in such sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

     Holders of sovereign debt, including the High Current Income Fund, International Equity Focus Fund and Developing Capital Markets Focus Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies available to a Fund and there can be no assurance a Fund will be able to collect on defaulted sovereign debt in whole or in part.

INSURANCE LAW RESTRICTIONS

     In order for shares of the Company's Funds to remain eligible investments for the Separate Accounts, it may be necessary, from time to time, for a Fund to limit its investments in certain types of securities in accordance with the insurance laws or regulations of the various states in which the Contracts are sold.

     The New York insurance law requires that investments of each Fund be made with the degree of care of an 'ordinarily prudent person.' In addition, each Fund has undertaken, at the request of the State of California Department of Insurance, to observe certain investment related requirements of the Insurance Code of the State of California. The Investment Adviser believes that compliance with these standards will not have any negative impact on the performance of any of the Funds.

OTHER CONSIDERATIONS

     The Investment Adviser will use its best efforts to assure that each Fund of the Company complies with certain investment limitations of the Internal Revenue Service to assure favorable income tax treatment for the Contracts. It is not expected that such investment limitations will materially affect the ability of any Fund to achieve its investment objective.

                                   DIRECTORS

     The Directors of the Company consist of six individuals, five of whom are not 'interested persons' of the Company as defined in the Investment Company Act of 1940. The Directors of the Company are responsible for the overall supervision of the operations of the Company and perform the various duties imposed on the directors of the investment companies by the Investment Company

Act of 1940. The Board of Directors elects officers of the Company annually.

     The Directors of the Company and their principal employment are as follows:

          ARTHUR ZEIKEL*--President of the Investment Adviser and its affiliate, Fund Asset Management, L.P. ('FAM'); President and Director of Princeton Services, Inc. ('Princeton Services'); Executive Vice President of ML&Co.; and Director of the Merrill Lynch Funds Distributor, Inc. (the 'Distributor').

          WALTER MINTZ--Special Limited Partner of Cumberland Partners (investment partnership).


          MELVIN R. SEIDEN--Director of Silbanc Properties, Ltd. (real estate, consulting and investments).



          STEPHEN B. SWENSRUD--Chairman of Fernwood Associates (financial consultants).


          JOE GRILLS--Member of the Committee on Investment of Employee Benefit Assets of the Financial Executives Institute ('CIEBA'); Member of CIEBA's Executive Committee; and Member of the Investment Advisory Committee of the State of New York Common Retirement Fund.

          ROBERT S. SALOMON, JR.--Principal of STI Management (investment adviser).

------------------
* Interested person, as defined in the Investment Company Act of 1940, of the Company.

                               INVESTMENT ADVISER


     Merrill Lynch Asset Management L.P., an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., is the investment adviser for the Fund. The general partner of the Investment Adviser is Princeton Services, Inc., a wholly owned subsidiary of Merrill Lynch & Co., Inc. The principal address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: Box 9011, Princeton, New Jersey 08543-9011). The Investment Adviser or its affiliate, Fund Asset Management, L.P., acts as the investment adviser for over 130 other registered investment companies. The Investment Adviser also offers portfolio management and portfolio analysis services to individuals and institutions. In the aggregate, as of October 31, 1996, MLAM and FAM had a total of approximately $217.6 billion in investment company and other portfolio assets under management including accounts of certain affiliates of FAM.


     While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Company, the Investment Advisory Agreements provide that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Funds and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser provides the portfolio managers for the Funds, who consider information from various sources, make the necessary investment decisions and effect transactions accordingly. The Investment Adviser is also obligated to perform certain administrative and management services for the Company (certain of which it may delegate to third parties) and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreements. The Investment Adviser has access to the full range of the securities and economic research facilities of Merrill Lynch.


     During the Company's fiscal year ended December 31, 1995, the advisory fees expense incurred by the Company totalled $21,376,742, of which $144,618 related to the Reserve Assets Fund (representing .50% of its average net assets), $1,964,869 related to the Prime Bond Fund (representing .45% of its average net assets), $1,551,098 related to the High Current Income Fund (representing .50% of its average net assets), $2,505,030 related to the Quality Equity Fund (representing .46% of its average net assets), $1,852,641 related to the Equity Growth Fund (representing .75% of its average net assets), $1,941,598 related to the Flexible Strategy Fund, now part of the Global Strategy Focus Fund (representing .65% of its average net assets), $277,494 related to the Natural Resources Focus Fund (representing .65% of its average net assets), $1,045,146 related to the American Balanced Fund (representing .55% of its average net assets), $1,598,551 related to the Domestic Money Market Fund (representing .50% of its average net assets), $3,348,535 related to the Global Strategy Focus Fund (representing .65% of its average net assets), $1,414,380 related to the Basic Value Focus Fund (representing .60% of its average net assets), $464,049 related to the Global Bond Focus Fund (representing .60% of its average net assets), $803,260 related to the Global Utility Focus Fund (representing .60% of its average net assets), $70,573 related to the International Bond Fund, now part of the Global Bond Focus Fund (representing .60% of its average net assets),

$1,817,721 related to the International Equity Focus Fund (representing .75% of its average net assets), $434,062 related to the Developing Capital Markets Focus Fund (representing 1.00% of its average net assets), and $143,117 related to the Government Bond Fund (representing .50% of its average net assets). Although the .75% and the 1.00% investment advisory fees are higher than that of many other mutual funds, the Funds believe they are justified by the high degree of care that must be given to the initial selection and continuous supervision of the types of portfolio securities in which the Funds invest. The Index 500 Fund, which is expected to commence operations on December 13, 1996, will pay the Investment Adviser a fee at the annual rate of .30% of its average net assets.


     During the Company's fiscal year ended December 31, 1995, the total operating expenses of the Company's Funds (including the advisory fees paid to the Investment Adviser), before reimbursement of a portion of such expenses, were as follows: $176,421 by the Reserve Assets Fund (representing
 .61% of its average net assets), $2,187,989 by the Prime Bond Fund (representing .50% of its average net assets), $1,727,859 by the High Current Income Fund
(representing .55% of its average net assets), $2,787,884 by the Quality Equity Fund (representing .51% of its average net assets), $2,007,667 by the Equity Growth Fund (representing .81% of its average net assets), $2,128,925 by the Flexible Strategy Fund, now part of the Global Strategy Focus Fund (representing
 .71% of its average net assets), $335,073 by the Natural Resources Focus Fund (representing .78% of its average net assets), $1,150,888 by the American Balanced Fund (representing .61% of its average net assets), $1,768,774 by the Domestic Money Market Fund (representing .55% of its average net assets), $3,719,425 by the Global Strategy Focus Fund (representing .72% of its average net assets), $1,565,649 related to the Basic Value Focus Fund (representing .66% of its average net assets), $527,752 related to the Global Bond Focus Fund (representing .68% of its average net assets), $890,100 related to the Global Utility Focus Fund (representing .66% of its average net assets), $2,163,036 related to the International Equity Focus Fund (representing .89% of its average net assets), $592,329 related to the Developing Capital Markets Focus Fund (representing 1.36% of its average net assets), $112,261 related to the International Bond Fund, now part of the Global Bond Focus Fund (representing
 .95% of its average net assets), and $190,005 related to the Government Bond Fund (representing .66% of its average net assets).



     The Investment Advisory Agreements require the Investment Adviser to reimburse the Company's Funds if and to the extent that in any fiscal year the operating expenses of each Fund exceed the most restrictive expense limitations then in effect under any state securities laws or published regulations thereunder. Prior to the enactment of the National Securities Market Improvement Act of 1996 on October 11, 1996 (the "Improvement Act"), the most restrictive expense limitation required the Investment Adviser to reimburse expenses which exceed 2.5% of each Fund's first $30 million of average daily net assets, 2.0% of its average daily net assets in excess of $30 million but less than $100 million, and 1.5% of its average daily net assets in excess of $100 million.

Expenses for this purpose include the Investment Adviser's fee but exclude interest, taxes, brokerage fees and commissions and extraordinary charges, such as litigation. As a result of the Improvement Act, the Investment Adviser will no longer be subject to the foregoing expense limitation.


     The Investment Adviser and Merrill Lynch Life Agency, Inc. ('MLLA') have entered into two agreements which limit the operating expenses paid by each Fund in a given year to 1.25% of its average daily net assets (the 'Reimbursement Agreements'), which is less than the expense limitations imposed by state securities laws or published regulations thereunder. The reimbursement agreements, dated April 30, 1985 and February 11, 1992, provide that any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Investment Adviser which, in turn, will be reimbursed by MLLA. During the Company's fiscal year ended December 31, 1995, the Developing Capital Markets Focus Fund, International Bond Fund (now part of the Global Bond Focus
Fund) and Government Bond Fund were reimbursed for operating expenses. Such reimbursements amounted to $49,477, $112,261 and $190,005, respectively. Except to the extent required pursuant to the aforementioned agreements, the Investment Adviser does not intend to reimburse the Global Bond Focus Fund for such Fund's operating expenses. See 'Investment Advisory Arrangements' in the Statement of Additional Information. MLLA sells the Contracts described in the Prospectus for the Contracts.

     The Investment Adviser has entered into administrative services agreements with certain Insurance Companies, including MLLIC and ML of New York, pursuant to which the Investment Adviser compensates such companies for administrative responsibilities relating to the Company which are performed by such Insurance Companies.

CODE OF ETHICS

     The Board of Directors of the Company has adopted a Code of Ethics under Rule 17j-1 of the Act which incorporates the Code of Ethics of the Investment Adviser (together, the 'Codes'). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a 'hot' initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading 'blackout periods' which prohibit trading by investment personnel of the Company within periods of trading by the Company in the same (or equivalent) security (15 or 30 days depending upon the transaction).

PORTFOLIO MANAGERS

     The following is information with respect to the Portfolio Managers for each of the Company's Funds.

     Thomas R. Robinson has served as the Portfolio Manager of the American Balanced Fund, Global Strategy Focus Fund and Quality Equity Fund since November 1995, and is primarily responsible for each such Fund's day-to-day management. He has served as a Senior Portfolio Manager of MLAM since November 1995.

     Kevin Rendino has served as the Basic Value Focus Fund's Portfolio Manager since July 1993, and is primarily responsible for the Fund's day-to-day management. He has served as Vice President of MLAM since December 1993; Senior Research Analyst from 1990 to 1992; Corporate Analyst from 1988 to 1990.


     Fredric Lutcher has served as the Equity Growth Fund's Portfolio Manager since June 1990, and is primarily responsible for the Fund's day-to-day management. He has served as Vice President of MLAM since 1989.


     Walter Rogers has served as the Global Utility Focus Fund's Portfolio Manager since July 1993, and is primarily responsible for the Fund's day-to-day management. He has served as Vice President of MLAM since 1987.

     Aldona Schwartz has served as the High Current Income Fund's Portfolio Manager since July 1993, and is primarily responsible for the Fund's day-to-day management. She has served as Vice President of MLAM since 1991 and employee of the Investment Adviser since 1986.

     Andrew Bascand, Adrian Holmes, Grace Pineda and Steve Silverman have served as the International Equity Focus Fund's Portfolio Managers since July 1993, and are primarily responsible for the Fund's day-to-day management. Andrew Bascand has been the director of MLAM, U.K. and Vice President of Merrill Lynch Global Asset Management Limited (MLGAM) since 1993; Chief Economist with A.M.P. Investment (NZ) in New Zealand from 1989 to 1993; Economic Adviser to the Chief Economist of the Reserve Bank of New Zealand from 1987 to 1989; and Senior Research Officer of the Bank of England's International Department from 1986 to 1987. Adrian Holmes has been the Managing Director of MLAM, U.K. since 1993; Vice President from 1990 to 1993; and an employee since 1987. Grace Pineda and Steve Silverman have served as Vice Presidents of MLAM since 1989 and 1983, respectively.

     Peter Lehman has served as the Natural Resources Focus Fund's Portfolio Manager since January 1994, and is primarily responsible for the Fund's day-to-day management. He has served as Vice President of MLAM since 1994; Senior Fund Analyst for an international fund managed by the Investment Adviser from 1992 to 1994; Director and Senior Portfolio Manager for Prudential

Insurance Company of America from 1989 to 1991.

     Jay Harbeck has served as the Prime Bond Fund's Portfolio Manager since July 1992, and is primarily responsible for the Fund's day-to-day management. He has served as Vice President of MLAM since 1986.


     Jacqueline Rogers has served as the Portfolio Manager of the Domestic Money Market Fund and the Reserve Assets Fund since October 1996, and is primarily responsible for each such Fund's day-to-day management. She has served as Vice President of MLAM since January 1986.


     Robert Parish has served as the Portfolio Manager of Global Bond Focus Fund (formerly, the World Income Focus Fund) since July 1993 and is primarily responsible for the Fund's day-to-day management. He has served as Vice President of MLAM since 1991 and was the Vice President and Senior Portfolio Manager for Templeton International from 1987 to 1991.

     Grace Pineda has served as the Developing Capital Markets Focus Fund's Portfolio Manager since May 1994, and is primarily responsible for the Fund's day-to-day management. She has served as Vice President of MLAM since 1989.

     Jay Harbeck has served as the Government Bond Fund's Portfolio Manager since May 1994 and is primarily responsible for the Fund's day-to-day management. He has served as Vice President of MLAM since 1986.


     Eric Mitofsky will serve as the Index 500 Fund's Portfolio Manager upon the Fund's commencement of operations. He has served as a Vice President of MLAM since 1992, and was an employee of Merrill Lynch's Equity Trading Group from 1983 to 1992.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     None of the Company's Funds has any obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Directors of the Company, the Investment Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. In placing orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transactions and difficulty of execution. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Company will not necessarily be paying the lowest spread or commission available.

     Under the Investment Company Act of 1940, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of the Company's portfolio securities unless an exemptive order allowing such transactions is obtained from the Securities and Exchange Commission. Affiliated persons of the Company may serve as its broker in over-the-counter transactions conducted on an agency basis. The Securities and

Exchange Commission has issued an order permitting the Company to conduct certain principal transactions with respect to the Domestic Money Market and Reserve Assets Funds with Merrill Lynch Government Securities Inc. and Merrill Lynch Money Markets Inc. in U.S. Government and government agency securities, and certain other money market securities, subject to certain terms and conditions. During the year ended December 31, 1995, the Company engaged in 22 transactions pursuant to such order involving $82.1 million of securities. For the year ended December 31, 1995, the Company paid brokerage commissions of $5,789,335, of which $264,999 was paid to Merrill Lynch.

                               PURCHASE OF SHARES

     The Company continuously offers shares in each of its Funds to the Insurance Companies at prices equal to the respective per share net asset value of the Funds. Merrill Lynch Funds Distributor, Inc., a wholly owned subsidiary of the Investment Adviser, acts as the distributor of the shares. Net asset value is determined in the manner set forth below under 'Additional Information--Determination of Net Asset Value.'

     The Company and the Distributor reserve the right to suspend the sale of shares of each Fund in response to conditions in the securities markets or otherwise.

                              REDEMPTION OF SHARES

     The Company is required to redeem all full and fractional shares of the Funds for cash. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     It is the Company's intention to distribute substantially all of the net investment income, if any, of each Fund. For dividend purposes, net investment income of each Fund, other than the Domestic Money Market and Reserve Assets Funds, will consist of all payments of dividends or interest received by such Fund less the estimated expenses of such Fund (including fees payable to the Investment Adviser). Net investment income of the Domestic Money Market and Reserve Assets Funds (from the time of the immediate preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus or minus all realized and unrealized gains (other than realized long-term capital gains) and losses on its portfolio securities, (iii) less the estimated expenses of the respective Fund (including the fees payable to the Investment Adviser) applicable to that dividend period.

     Dividends on the Domestic Money Market and Reserve Assets Funds are declared daily and reinvested monthly in additional full and fractional shares of such Fund. Dividends from net investment income of the Prime Bond, High Current Income, Global Bond Focus and Government Bond Funds are declared and reinvested monthly in additional full and fractional shares of the respective Funds at net asset value. Dividends from net investment income of the Global

Utility Focus Fund are declared and reinvested quarterly in additional full and fractional shares of the Fund. Dividends from net investment income of the Quality Equity, Equity Growth, Index 500, National Resources Focus, American Balanced, Global Strategy Focus, International Equity Focus, Basic Value Focus and Developing Capital Markets Focus Funds are declared and reinvested at least annually in additional full and fractional shares of the respective Funds.

     All net realized long-term or short-term capital gains of the Company, if any, other than short-term capital gains of the Domestic Money Market and Reserve Assets Funds, are declared and distributed annually after the close of the Company's fiscal year to the shareholders of the Fund or Funds to which such gains are attributable. Short-term capital gains are taxable as ordinary income.

TAX TREATMENT OF THE COMPANY

     Each Fund intends to continue to qualify as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the 'Code'). Under such provisions, a Fund will not be subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. One of the requirements to qualify for treatment as a regulated investment company under the Code is that a Fund, among other things, derive less than 30% of its gross income in each taxable year from gains (without deduction of losses) from the sale or other disposition of stocks, securities and certain options, futures or forward contracts held for less than three months. This requirement may limit the ability of certain Funds to dispose of certain securities at times when management of the Company might otherwise deem such disposition appropriate or desirable.

     If a Fund earns original issue discount income in a taxable year which is not represented by correlative cash income, or if a Fund receives property rather than cash in payment of interest, shareholders will be allocated income greater than the amount of cash distributed to them. In addition, the Fund may have to dispose of securities and use the proceeds thereof to make distributions in amounts necessary to satisfy its distribution requirements under the Code.

TAX TREATMENT OF INSURANCE COMPANIES AS SHAREHOLDERS

     Dividends paid by the Company from its ordinary income and distributions of the Company's net realized capital gains are includable in the respective Insurance Company's gross income. Distributions of the Company's net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company's tax status. To the extent that income of the Company represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. See the Prospectus for the Contracts for a description of the respective Insurance Company's tax status and the charges which may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, the Company will send to the Insurance Companies a written notice required by the Code designating the amount and character of any distributions made during such year.

                                PERFORMANCE DATA


     From time to time the average annual total return and yield of one or more of the Company's Funds for various specified time periods may be included in advertisements or information furnished by the Insurance Companies to present or prospective Contract owners. Average annual total return and yield are computed in accordance with formulas specified by the Securities and Exchange Commission. In connection with its reorganization on December 6, 1996, the Global Bond Focus Fund (i) acquired substantially all of the assets and assumed substantially all the liabilities of the International Bond Fund, a separate Fund of the Company,
(ii) implemented a change in its investment objective and policies from seeking high current income from a global portfolio of fixed income securities, including non-investment grade securities, to seeking a high total investment return by investing in a global portfolio of investment grade fixed income securities and (iii) changed its name from the World Income Focus Fund to its current name. For the period from the commencement of the World Income Focus Fund's operations through its reorganization on December 6, 1996, the portfolio of the Fund included debt securities rated below investment grade (i.e., junk bonds). On December 6, 1996, the

Government Bond Fund (i) implemented a change in its investment objective so that the Fund may invest in any debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities without regard to remaining maturity and (ii) changed its name from the Intermediate Government Bond Fund to its current name. For the period from the commencement of the Fund's operations through December 6, 1996, the portfolio of the Intermediate Government Bond Fund consisted primarily of intermediate-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years. As a result of the foregoing changes in the investment objective of each of the Global Bond Focus Fund and the Government Bond Fund, the performance information set forth herein and in the Statement of Additional Information for the period prior to December 6, 1996 may not be indicative of such Fund's performance following December 6, 1996.


     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

     Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the offering price per share on the last day of the period. The yield for the 30-day period ending December 31, 1995 was 5.92% for the Prime Bond Fund, 10.05% for the High Current Income Fund, 8.50% for the Global Bond Focus Fund and 5.56% for the Government Bond Fund.

     Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return and yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The yield and total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

     On occasion, one or more of the Company's Funds may compare its performance to that of the S&P 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., or Variable Annuity Research Data Service or contained in publications such as Morningstar Publications, Inc., Chase Investment Performance Digest, Money Magazine, U.S. News & World Report, Business Week, Financial Services Weekly, Kiplinger Personal Finances, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine, Wall Street Journal, USA Today, Barrons, Strategic Insight, Donaghues, Investors Business Daily and Ibbotson Associates. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of each Fund is determined once daily by the Investment Adviser immediately after the declaration of dividends, if any, and is determined as of fifteen minutes following the close of trading on each day the New York Stock Exchange is open for business. The New York Stock Exchange is open on business days other than national holidays (except for Martin Luther King Day, when it is open) and Good Friday. The net asset value per share of each Fund other than the Domestic Money Market and Reserve Assets Funds is computed by dividing the sum of the value of the securities held by that Fund plus any cash or other assets (including interest and dividends accrued) minus all liabilities (including accrued expenses) by the total number of shares outstanding of that Fund at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily. Since the net investment income of the Domestic Money Market and Reserve Assets Funds (including realized and unrealized gains and losses on their portfolio securities) are declared as a dividend each time the net income of the Funds are determined (see 'Dividends, Distributions and Taxes'), the net asset value per share of the Funds normally remains at $1.00 per share immediately after each such determination and dividend declaration.


     Except with respect to securities held by the Domestic Money Market and Reserve Assets Funds having a remaining maturity of 60 days or less, securities held by each Fund will be valued as follows: Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. When a Portfolio writes a call option, the amount of the premium received is recorded on the books as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options being traded in the over-the-counter market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. Securities held by the Domestic Money Market and Reserve Assets Funds with a remaining maturity of 60 days or less are valued on an amortized cost basis, unless particular circumstances dictate otherwise.


     The Company has used pricing services, including Merrill Lynch Securities Pricing(Trademark) Service ('MLSPS'), to value securities held by the High Current Income and Prime Bond Funds and to value bonds held by other of the Company's Funds. The Board of Directors of the Company has examined the methods used by the pricing services in estimating the value of securities held by the Funds and believes that such methods will reasonably and fairly approximate the price at which those securities may be sold and result in a good faith determination of the fair value of such securities; however, there is no assurance that securities can be sold at the prices at which they are valued. During the year ended December 31, 1995, American Balance Fund, Flexible Strategy Fund (now part of Global Strategy Focus Fund), Global Utility Focus Fund, High Current Income Fund, Government

Bond Fund, Prime Bond Fund and Global Bond Focus Fund paid MLSPS $473, $368, $38, $10,932, $439, $7,041 and $4,613, respectively.

ORGANIZATION OF THE COMPANY


     The Company was incorporated on October 16, 1981, and operations of its

Reserve Assets Fund commenced on November 12, 1981. Operations of the Prime Bond, High Current Income, Quality Equity and Equity Growth Funds commenced on April 20, 1982. The Natural Resources Focus Fund and the American Balanced Fund commenced operations on June 1, 1988 and June 1, 1988, respectively. The Domestic Money Market Fund and the Global Strategy Focus Fund commenced operations on February 20 and February 28, 1992, respectively. The Basic Value Focus, Global Bond Focus, Global Utility Focus and International Equity Focus Funds commenced operations on July 1, 1993. The Developing Capital Markets Focus Fund and Government Bond Fund commenced operations on May 2, 1994. The Index 500 Fund is expected to commence operations on December 13, 1996. The authorized capital stock of the Company consists of 3,400,000,000 shares of Common Stock, par value $0.10 per share. The shares of Common Stock are divided into sixteen classes designated Merrill Lynch Reserve Assets Fund Common Stock, Merrill Lynch Prime Bond Fund Common Stock, Merrill Lynch High Current Income Fund Common Stock, Merrill Lynch Quality Equity Fund Common Stock, Merrill Lynch Equity Growth Fund Common Stock, Merrill Lynch Natural Resources Focus Fund Common Stock, Merrill Lynch American Balanced Fund Common Stock, Merrill Lynch Global Strategy Focus Fund Common Stock, Merrill Lynch Domestic Money Market Fund Common Stock, Merrill Lynch Basic Value Focus Fund Common Stock, Merrill Lynch Global Bond Focus Fund Common Stock, Merrill Lynch Global Utility Focus Fund Common Stock, Merrill Lynch International Equity Focus Fund Common Stock, Merrill Lynch Developing Capital Markets Focus Fund Common Stock, Merrill Lynch Government Bond Fund Common Stock and Merrill Lynch Index 500 Common Stock, respectively. The Company may, from time to time, at the sole discretion of its Board of Directors and without the need to obtain the approval of its shareholders or of Contract Owners, offer and sell shares of one or more of such classes. Each class consists of 100,000,000 shares except for Domestic Money Market Fund Common Stock which consists of 1,300,000,000 shares, Reserve Assets Fund Common Stock which consists of 500,000,000 shares and Global Bond Focus Fund Common Stock and Global Strategy Focus Fund Common Stock, each of which consists of 200,000,000 shares. All shares of Common Stock have equal voting rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. Pursuant to the Investment Company Act of 1940 and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Company may not be binding on a class whose shareholders have not approved such matter. Each issued and outstanding share of a class is entitled to one vote and to participate equally in dividends and distributions declared with respect to such class and in net assets of such class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any class are entitled to redeem their shares as set forth under 'Redemption of Shares.' Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Company voting for the election of directors can elect all of the directors of the Company if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors. The Company does not intend to hold meetings of shareholders unless under the Investment Company Act of 1940 shareholders are required to act on any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of the selection of independent accountants.



     Family Life purchased $1,000 worth of shares of each of the Natural Resources Focus Fund and the American Balanced Fund on April 29, 1988 and $1,999,000 worth of shares of each such Fund on May 27, 1988.

Family Life also provided the initial capitalization for each of the Company's other Funds other than the Domestic Money Market, Global Strategy Focus, Basic Value Focus, Global Bond Focus, Global Utility Focus and International Equity Focus Funds. MLLIC purchased $100 worth of shares of each of the Domestic Money Market and Global Strategy Focus Funds on February 6, 1992, $2,000,000 worth of shares of the Domestic Money Market Fund on February 20, 1992, $2,000,000 worth of shares of the Global Strategy Focus Fund on February 28, 1992 and $100 worth of shares of each of the Basic Value Focus, Global Bond Focus, Global Utility Focus and International Equity Focus Funds on June 28, 1993. MLLIC purchased, on July 1, 1993, $8,000,000 worth of shares of each of the Global Bond Focus Fund and International Equity Focus Fund and $2,000,000 worth of shares of each of the Basic Value Focus Fund and the Global Utility Focus Fund. MLLIC purchased, on May 2, 1994, $8,000,000 worth of shares of the Developing Capital Markets Focus Fund and, on May 16, 1994, $2,000,000 worth of shares of the Government Bond Fund. On December 13, 1996, the Company anticipates that MLLIC will purchase $1,000,000 worth of shares of the Index 500 Fund. The organizational expenses of each of the Company's Funds are paid by the Investment Adviser. The Investment Adviser is reimbursed by MLLIC for all such expenses over a five-year period.



     In connection with a reorganization on December 6, 1996 conducted by the Company with respect to certain of its Funds, the Company, with the approval of the affected shareholders of the Funds, caused (i) Global Bond Focus Fund (a) to acquire substantially all of the assets and assume substantially all the liabilities of the International Bond Fund, a separate Fund of the Company, (b) to implement a change in its investment objective and policies from seeking high current income from a global portfolio of fixed income securities, including non-investment grade securities, to seeking a high total investment return by investing in a global portfolio of investment grade fixed income securities and
(c) to change its name from the World Income Focus Fund to its current name;
(ii) the Government Bond Fund (x) to implement a change in its investment objective so that the Fund may invest in any debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities without regard to remaining maturity and (y) to change its name from the Intermediate Government Bond Fund to its current name; and (iii) the Global Strategy Focus Fund to acquire substantially all of the assets and assume substantially all the liabilities of the Flexible Strategy Fund, a separate Fund of the Company.


INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Company. The selection of independent auditors is subject to annual ratification by the Company's shareholders.


CUSTODIAN

     The Bank of New York ('BONY'), 110 Washington Street, New York, New York 10286, acts as custodian of the Company's assets, except that Chase Manhattan Bank, N.A., Chase Metro Tech Center, Brooklyn, New York 11245, acts as custodian for assets of the Company's Developing Capital Markets Focus Fund.

TRANSFER AND DIVIDEND DISBURSING AGENT

     Merrill Lynch Financial Data Services, Inc. ('MLFDS'), which is a wholly owned subsidiary of Merrill Lynch & Co., Inc., acts as the Company's transfer agent and is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. MLFDS will receive an annual fee of $5,000 per Fund and will be entitled to reimbursement of out-of-pocket expenses. Prior to June 1, 1990, BONY was the Company's transfer agent.

LEGAL COUNSEL

     Rogers & Wells, New York, New York, is counsel for the Company.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Company ends on December 31 of each year. The Company will send to its shareholders at least semi-annually reports showing the Funds' portfolio securities and other information. An annual report containing financial statements, audited by independent auditors, will be sent to shareholders each year.

ADDITIONAL INFORMATION

     This Prospectus does not contain all of the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission.


     The Statement of Additional Information, dated December 6, 1996, which forms a part of the Registration Statement, is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained without charge as provided on the cover page of this Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.




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                                   APPENDIX A

U.S. GOVERNMENT SECURITIES

     The Domestic Money Market Fund and Reserve Assets Fund (and, for temporary or defensive purposes, each other Fund) may invest in the various types of marketable securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

GOVERNMENT AGENCY SECURITIES

     The Domestic Money Market Fund and Reserve Assets Fund (and, for temporary or defensive purposes, each other Fund) may invest in government agency securities, which are debt securities issued by government sponsored enterprises, federal agencies and international institutions. Such securities are not direct obligations of the Treasury but involve government sponsorship or guarantees by government agencies or enterprises. The Funds may invest in all types of government agency securities currently outstanding or to be issued in the future.

DEPOSITORY INSTITUTIONS MONEY INSTRUMENTS

     The Domestic Money Market Fund and Reserve Assets Fund (and, for temporary or defensive purposes, each other Fund) may invest in depositary institutions money instruments, such as certificates of deposit, including variable rate certificates of deposit, bankers' acceptances, time deposits and bank notes. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks, savings banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals ('coupon dates'), based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Often, dealers selling variable rate certificates of deposit to the Funds agree to repurchase such instruments, at the Funds' option, at par on the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by the various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Funds are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit because variable rate certificates of deposit generally have a longer stated maturity than comparable fixed rate certificates of deposit. As a matter of policy, the Domestic Money Market Fund will invest only in these types of instruments issued by U.S. issuers.

     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     The Reserve Assets Fund (and, for temporary or defensive purposes, the Natural Resources Focus Fund, Global Strategy Focus Fund, Global Bond Focus Fund, Global Utility Focus Fund, International Equity Focus Fund, and Developing Capital Markets Focus Fund) may invest in certificates of deposit and bankers' acceptances issued by foreign branches or subsidiaries of U.S. banks ('Eurodollar' obligations) or U.S. branches or subsidiaries of foreign banks ('Yankeedollar' obligations). The Fund may invest only in Eurodollar obligations which by their terms are general obligations of the U.S. parent bank and meet the other criteria discussed below. Yankeedollar obligations in which the Fund may invest must be issued by U.S. branches or subsidiaries of foreign banks which are subject to state or federal banking regulations in the U.S. and by their terms must be general obligations of the foreign parent. In addition, the Fund will limit its investments in Yankeedollar obligations to obligations issued by banking institutions with more than $1 billion in assets.

     The Reserve Assets Fund (and, for temporary or defensive purposes, the Natural Resources Focus Fund, Global Strategy Focus Fund, Global Bond Focus Fund, Global Utility Focus Fund, International Equity Focus Fund and Developing Capital Markets Focus Fund) may also invest in U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as certificates of deposit, bankers' acceptances, time deposits and deposit notes. The obligations of such foreign branches and subsidiaries may be the general obligation of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for the Reserve Assets Fund. The Reserve Assets Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations.

     Except as otherwise provided above with respect to investment in Yankeedollar and other foreign bank obligations no Fund may invest in any bank money instrument issued by a commercial bank or a savings and loan association unless the bank or association is organized and operating in the United States, has total assets of at least $1 billion and its deposits are insured by the Federal Deposit Insurance Corporation (the 'FDIC'); provided that this limitation shall not prohibit the investment of up to 10% of the total assets of a Fund (taken at market value at the time of each investment) in certificates of deposit issued by banks and savings and loan associations with assets of less than $1 billion if the principal amount of each such certificate of deposit is fully insured by the FDIC.

SHORT-TERM DEBT INSTRUMENTS


     The Domestic Money Market Fund and Reserve Assets Fund (and, for temporary or defensive purposes, each other Fund) may invest in commercial paper (including variable amount master demand notes and insurance company funding agreements), which refers to short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs and by trusts issuing asset-backed commercial paper. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender may not sell or otherwise transfer the note without the borrower's consent. Such notes provide that the interest rate on the amount outstanding is adjusted periodically, typically on a daily basis, in accordance with a stated short-term interest rate benchmark. Because the interest rate of a variable amount master note is adjusted no less often than every 60 days and since repayment of the note may be demanded at any time, the Investment Adviser values such a note in accordance with the amortized cost basis described under 'Determination of Net Asset Value' in the Statement of Additional Information.

     The Domestic Money Market Fund and Reserve Assets Fund may also invest in nonconvertible debt securities issued by entities or asset-backed nonconvertible debt securities issued by trusts (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at date of settlement. Short-term debt



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securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. For a discussion of the ratings requirements of the Funds' portfolio securities, see 'Investment Objectives and Policies of the Funds--Money Market Fund Portfolio Restrictions' and 'Investment Objectives and Policies of the Funds--Domestic Money Market Fund' in the Prospectus.


     The Reserve Assets Fund (and, for temporary or defensive purposes, the Natural Resources Focus Fund, Global Strategy Focus Fund, Global Bond Focus Fund, Global Utility Focus Fund, International Equity Focus Fund and Developing Capital Markets Focus Fund) may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described in the Statement of Additional Information in connection with investments in Eurodollar, Yankeedollar and foreign bank obligations.


REPURCHASE AGREEMENTS

     Repurchase Agreements; Purchase and Sale Contracts. Each Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. government) at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed yield for the Fund insulated from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System, a primary dealer in U.S. government securities or an affiliate thereof. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement and generally do not require the seller to provide additional securities in the event of a decline in the market value of the purchased security during the term of the agreement. If the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. Repurchase agreements maturing in more than seven days will be considered 'illiquid securities.' The Domestic Money Markets and Reserve Assets Funds will not enter into repurchase agreements maturing in more than 30 days.

     Reverse Repurchase Agreements. The Domestic Money Market and Reserve Assets Funds may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Funds, with an agreement to repurchase the securities at an agreed upon price, date, and interest payment. The Funds will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Funds will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. A separate account of the applicable Fund will be established with the Custodian consisting of cash or U.S. Government securities having a market value at all times at least equal in value to the proceeds received on any sale subject to repurchase plus accrued interest.

DESCRIPTION OF CORPORATE BOND RATINGS

     Moody's Investors Service, Inc.:

          Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt-edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa--Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded both during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any period of time may be small.

          Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

          C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Standard & Poor's Corporation:

          AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

          AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.



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          A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

          BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

          BB--B--CCC--CC--Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          NR--Not rated by the indicated rating agency.

          Plus (+) or Minus (-): The ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PORTFOLIO STRATEGIES INVOLVING OPTIONS, FUTURES, SWAPS AND FOREIGN EXCHANGE TRANSACTIONS

     Options on Portfolio Securities. Each of the Quality Equity, Natural Resources Focus, American Balanced, Global Strategy Focus, Basic Value Focus, Global Bond Focus, Global Utility Focus, International Equity Focus, Equity Growth, Index 500 and Developing Capital Markets Focus Funds may from time to time sell ('write') covered call options on its portfolio securities in which it may invest and may engage in closing purchase transactions with respect to such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy particular securities held by the Fund at a specified future date and at a price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Quality Equity Fund and the Basic Value Focus Fund may not write covered call options on underlying securities exceeding 15% of the value of their total assets.

     Each of the Natural Resources Focus, Global Strategy Focus, Global Bond Focus, Global Utility Focus, International Equity Focus, Index 500 and Developing Capital Markets Focus Funds also may write put options, which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. A Fund will write only covered put options which means that so long as the Fund is obligated as the writer of the option, it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. A Fund may engage in closing transactions in order to terminate put options that it has written.

     The Natural Resources Focus, Global Strategy Focus, Global Bond Focus, Global Utility Focus, International Equity Focus, Index 500 and Developing Capital Markets Focus Funds may purchase put options on portfolio securities. In return for payment of a premium, the purchase of a put option gives the holder thereof the right to sell the security underlying the option to another party at a specified price until the put option is closed out, expires or is exercised. Each Fund will only purchase put options to seek to reduce the risk of a decline in value of the underlying security. The total return on the security may be reduced by the amount of the premium paid for the option by the Fund. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.

     In certain circumstances, a Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.


     Each of the Funds may engage in options transactions on exchanges and in the over-the-counter ('OTC') markets. In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with terms negotiated by the buyer and seller. See 'Over-the-Counter Options' below for information as to restrictions on the use of OTC options.


     Options on Stock Indices. The Natural Resources Focus, Global Strategy Focus, Global Bond Focus, International Equity Focus and Developing Capital Markets Focus Funds may purchase and write call options and put options on stock indices traded on a national securities exchange to seek to reduce the general market risk of their securities or specific industry sectors which the Fund invests in. In addition, the Index 500 Fund may purchase and write call options and put options on stock indices in order to gain market exposure efficiently in the event of subscriptions, to maintain liquidity in the event of redemptions and to minimize trading costs. Options on indices are similar to options on securities except that, on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Funds may invest in index options based on a broad market index, e.g., the S&P 500, or on a narrow index representing an industry or market segment, e.g., the Amex Oil & Gas Index. The effectiveness of a hedge employing stock index options will depend primarily on the degree of correlation between movements in the value of the index underlying the option and in the portion of the portfolio being hedged. For further discussion concerning such options, see 'Risk Factors in Options, Futures and Currency Transactions' below and the Company's Statement of Additional Information.

     Stock Index and Financial Futures Contracts. The Natural Resources Focus, Global Strategy Focus, Global Bond Focus, International Equity Focus and Developing Capital Markets Focus Funds may purchase and sell stock index futures contracts and financial futures contracts to hedge their portfolios. The Funds may sell stock index futures contracts and financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Funds' securities portfolios that might otherwise result. When the Funds are not fully invested in the securities market and anticipate a significant market advance, they may purchase stock index or financial futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Funds intend to purchase. A stock index or financial futures contract is a bilateral agreement pursuant to which the Funds will agree to buy or deliver at settlement an amount of cash equal to a dollar multiplied by the difference between the value of a stock index or financial instrument at the close of the last trading day of the contract and the price at which the futures contract is originally entered into. The Funds may engage in transactions in stock index futures contracts based on broad market indexes or on indexes on industry or market segments. A Fund may effect transactions in stock index futures contracts in connection with the equity securities in which it invests and in financial futures contracts in connection with the debt securities in which it invests. As with stock index options, the effectiveness of the Funds' hedging strategies depends primarily upon the degree of correlation between movements in the value of the securities subject to the hedge and the index or securities underlying the futures contract. Subject to the limitations imposed by the Commodity Futures Trading Commission (the 'CFTC'), the Index 500 Fund may invest a portion of its assets in stock index and financial futures contracts in order to gain market exposure efficiently in the event of subscription, to maintain liquidity in the event of redemptions and to minimize trading costs. See 'Risk Factors in Options, Futures and Currency Transactions' below.


     Swaps. The Index 500 Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specific equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

     The Index 500 Fund will enter into a swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of swap transactions to which the Fund is a party would not exceed 5% of the Fund's assets.

     Hedging Foreign Currency Risks. The Natural Resources Focus, Global Strategy Focus, Global Bond Focus, Global Utility Focus, International Equity Focus and Developing Capital Markets Focus Funds are authorized to deal in forward foreign exchange contracts between currencies of the different countries in which they will invest, including multi-national currency units, as a hedge against possible variations in the foreign exchange rate between these currencies and the United States dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price at the time of the contract. The dealings of the Funds in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Funds accruing in connection with the purchase and sale of their portfolio securities, the sale and redemption of shares of the Funds or the payment of dividends and distributions by the Funds. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Funds will not speculate in forward foreign exchange. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Funds to hedge against a devaluation that is so generally anticipated that the Funds are not able to contract to sell the currency at a price above the devaluation level they anticipate.

     The Funds are also authorized to purchase or sell listed foreign currency options and foreign currency futures contracts as a hedge against possible adverse variations in foreign exchange rates. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on or before a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities (including securities denominated in multi-national currency units) owned by the Funds, sold by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds. As an illustration, the Funds may use such techniques to hedge the stated value in United States dollars of an investment in a Japanese yen-denominated security. In such circumstances, for example, the Funds may purchase a foreign currency put option enabling them to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Funds may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a 'straddle'). By selling such call option in this illustration, the Funds give up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.

     The Funds will not speculate in foreign currency options or futures. Accordingly, the Funds will not hedge a currency substantially in excess of the market value of the securities denominated in such currency which they own, the expected acquisition price of securities which they have committed or anticipate to purchase which are denominated in such currency, and, in the case of securities which have been sold by the Funds but not yet delivered, the proceeds thereof in its denominated currency. Further, if a security with respect to which a currency hedging transaction has been executed should subsequently decrease in value, the Funds will direct their custodian to segregate liquid, high-grade debt securities having a market value equal to such decrease in value, less any initial or variation margin held in the account of their broker.

     As in the case of forward foreign exchange contracts, employing currency futures and options in hedging transactions does not eliminate fluctuations in the market price of a security and such transactions preclude or reduce the opportunity for gain if the hedged currency should move in a favorable direction.

     Options on Futures Contracts.  The Natural Resources Focus, Global Strategy

Focus, Global Bond Focus, Global Utility Focus, Index 500 and International Equity Focus Funds may also purchase and write call and put options on futures contracts in connection with their hedging activities. Generally, these strategies are utilized under the same market conditions (i.e., conditions relating to specific types of investments) in which the Funds enter into futures transactions. The Funds may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decline in the equities markets or in the value of a foreign currency. Similarly, the Funds may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from appreciation of equity securities or in the currency in which securities which the Funds intend to purchase are denominated. Limitations on transactions in options on futures contracts are described below.

     Over-the-Counter Options. The Natural Resources Focus, Global Strategy Focus, Global Bond Focus, Global Utility Focus, International Equity Focus, Index 500 and Developing Capital Markets Focus Funds may engage in options transactions in the over-the-counter markets. In general, over-the-counter ('OTC') options are two-party contracts with price and terms negotiated by the buyer and seller, whereas exchange-traded options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options include put and call options on individual securities, cash settlement options on groups of securities, and options on currency. The Funds may engage in an OTC options transaction only if they are permitted to enter into transactions in exchange-traded options of the same general type. The Funds will engage in OTC options only with financial institutions which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

     Restrictions on Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission applicable to the Company require that each of the Natural Resources Focus, Global Strategy Focus, Global Bond

Focus, Global Utility Focus, International Equity Focus, Index 500 and Developing Capital Markets Focus Funds' futures transactions constitute bona fide hedging transactions or, with respect to non-hedging transactions, that the Fund not enter into such transactions, if, immediately thereafter, the sum of the amount of initial margin deposits on the respective Fund's existing non-hedging futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     When a Fund purchases a futures contract, a call option thereon or writes a put option, an amount of cash and cash equivalents will be deposited in a segregated account with the Company's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.


     An order has been obtained from the Securities and Exchange Commission which exempts the Company from certain provisions of the Investment Company Act of 1940 in connection with transactions involving futures contracts and options thereon.


     Risk Factors in Options, Futures and Currency Transactions. A Fund's ability to effectively hedge all or a portion of its portfolio of securities through transactions in options on stock indices, stock index futures and financial futures depends on the degree to which price movements in the index underlying the hedging instrument correlates with price movements in the relevant portion of the securities portfolio. The securities portfolio will not duplicate the components of the index. As a result, the correlation will not be perfect. Consequently, a Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or securities and that the Fund would experience a loss on one position which is not completely offset by a gain on the other position. It is also possible that there may be a negative correlation between the index or securities underlying an option or futures contract in which a Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the securities and the hedging instrument. A Fund will invest in a hedging instrument only if, in the judgement of the Investment Adviser, there is expected to be a sufficient degree of correlation between movements in the value of the instrument and movements in the value of the relevant portion of the portfolio of securities for such hedge to be effective. There can be no assurance that the judgement will be accurate.


     Investment in stock index and currency futures, financial futures and options thereon entails the additional risk of imperfect correlation between movements in the futures price and the price of the underlying index or currency. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin and maintenance requirements, the liquidity of such markets and the participation of speculators in the futures market. However, the risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches.


     The Funds intend to enter into exchange-traded options and futures transactions only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in an option or futures contract.

     The Index 500 Fund may utilize options on stock indices, stock index futures and financial futures in order to gain market exposure efficiently in the event of subscriptions, to maintain liquidity in the event of redemptions and to minimize trading costs.

PROSPECTUS
DECEMBER 9, 1996


                   MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 o PHONE NO. (609) 282-2800

                            ------------------------

    Merrill Lynch Variable Series Funds, Inc. (the 'Company') is an open-end management investment company which has a wide range of investment objectives among its sixteen separate funds. Shares of six of the funds are offered hereby (hereinafter referred to as the 'Funds' or individually as a 'Fund'). A separate class of common stock ('Common Stock') is issued for each Fund.


    The shares of the Funds are sold to Merrill Lynch Life Insurance Company ('MLLIC') and ML Life Insurance Company of New York ('ML of New York') for certain separate accounts ('Separate Accounts') to fund benefits under variable life insurance contracts ('Variable Life Contracts') issued by MLLIC and ML of New York. Shares of the Funds also are sold to Separate Accounts of insurance companies other than MLLIC or ML of New York (together with MLLIC and ML of New York, 'Insurance Companies') to fund Variable Life Contracts and/or variable annuity contracts, (together with the Variable Life Contracts, the 'Contracts') issued by them. The Insurance Companies will redeem shares to the extent necessary to provide benefits under the respective Contracts or for such other purposes as may be consistent with the respective Contracts. MLLIC and ML of New York are wholly owned subsidiaries of Merrill Lynch & Co., Inc., as is the Company's investment adviser, Merrill Lynch Asset Management, L.P. (the 'Investment Adviser'). The investment objectives of the Funds, each of whose name is preceded by 'Merrill Lynch,' are as follows:


        BASIC VALUE FOCUS FUND. Capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.

        GLOBAL BOND FOCUS FUND (FORMERLY, THE WORLD INCOME FOCUS FUND). High total investment return by investing in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units.

        GLOBAL UTILITY FOCUS FUND. Capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

        INTERNATIONAL EQUITY FOCUS FUND. Capital appreciation through investment in securities, principally equities, of issuers in countries other than the United States.

        DEVELOPING CAPITAL MARKETS FOCUS FUND. Long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets.

        EQUITY GROWTH FUND. Long-term capital growth by investing primarily in common shares of small companies and emerging growth companies regardless of size.


    For more information on the Funds' investment objectives and policies, please see 'Investment Objectives and Policies of the Funds,' page 8.


    THE DEVELOPING CAPITAL MARKETS FOCUS FUND INVESTS OR MAY INVEST IN HIGH YIELD BONDS (COMMONLY KNOWN AS 'JUNK BONDS'), WHICH INVOLVE SPECIAL RISKS. SEE 'INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS--RISKS OF HIGH YIELD SECURITIES.'

                            ------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
      ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


    This Prospectus sets forth in concise form the information about the Company that a prospective investor should know before investing in the Company. Investors should read and retain this Prospectus for future reference. A Statement containing Additional Information about the Company has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated December 9, 1996, and is available on request and without charge by calling or writing the Company at the address and telephone number set forth above. The Statement of Additional Information is hereby Incorporated by reference into this Prospectus.


                            ------------------------

               MERRILL LYNCH ASSET MANAGEMENT--INVESTMENT ADVISER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY BY THE FUND OR BY THE DISTRIBUTOR IN ANY STATE IN WHICH SUCH OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY MAY NOT LAWFULLY BE MADE.


                            ------------------------

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
Financial Highlights.......................................................................................      3
The Insurance Companies....................................................................................      8
Investment Objectives and Policies of the Funds............................................................      8
Directors..................................................................................................     26
Investment Adviser.........................................................................................     27
Portfolio Transactions and Brokerage.......................................................................     29
Purchase of Shares.........................................................................................     29
Redemption of Shares.......................................................................................     29
Dividends, Distributions and Taxes.........................................................................     29
Performance Data...........................................................................................     30
Additional Information.....................................................................................     31
Appendix A.................................................................................................    A-1

                              FINANCIAL HIGHLIGHTS

     The following table presents supplementary financial information with respect to each of the Company's Funds. With the exception of the six month period ending June 30, 1996, the information in the table has been audited by Deloitte & Touche LLP, independent auditors, in connection with their annual audits of the Company's financial statements. Financial statements for the year ended December 31, 1995 and the independent auditors' report thereon appear in the Statement of Additional Information. The information in the following table should be read in conjunction with the financial statements.

     The following per share data and ratios have been derived from information provided in the financial statements.


                                                                                                                 DEVELOPING
                                                                                                                  CAPITAL
                                                                                                                  MARKETS
                                                           BASIC VALUE FOCUS FUND                                FOCUS FUND
                                 ---------------------------------------------------------------------------     ----------
                                  FOR THE                  FOR THE YEAR ENDED                 FOR THE PERIOD      FOR THE
                                 SIX MONTHS                   DECEMBER 31,                    JULY 1, 1993+      SIX MONTHS
                                 ENDED JUNE              ----------------------                TO DECEMBER       ENDED JUNE
                                  30, 1996             1995                   1994              31, 1993          30, 1996
                                 ----------     ------------------     ------------------     --------------     ----------
INCREASE (DECREASE) IN NET
 ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period......................     $  13.10           $  11.10               $  10.95             $  10.00         $   9.32
                                  --------           --------               --------              -------         --------
Investment income--net.......          .08                .18                    .17                  .04              .11
Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions--net...........         1.28               2.49                    .08                  .91              .95
                                  --------           --------               --------              -------         --------
Total from investment
 operations..................         1.36               2.67                    .25                  .95             1.06
                                  --------           --------               --------              -------         --------
Less dividends and
 distributions:
 Investment income--net......         (.10)              (.19)                  (.10)                  --             (.23)
 Realized gain on
   investments--net..........         (.72)              (.48)                    --                   --               --
                                  --------           --------               --------              -------         --------
Total dividends and
 distributions...............         (.82)              (.67)                  (.10)                  --             (.23)
                                  --------           --------               --------              -------         --------

Net asset value, end of
 period......................     $  13.64           $  13.10               $  11.10             $  10.95         $  10.15
                                  --------           --------               --------              -------         --------
                                  --------           --------               --------              -------         --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share.......................        11.03%#            25.49%                  2.36%                9.50%#          11.69%#
                                  --------           --------               --------              -------         --------
                                  --------           --------               --------              -------         --------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
 reimbursement...............          .64%*              .66%                   .72%                 .86%*           1.20%*
                                  --------           --------               --------              -------         --------
                                  --------           --------               --------              -------         --------
Expenses.....................          .64%*              .66%                   .72%                 .86%*           1.20%*
                                  --------           --------               --------              -------         --------
                                  --------           --------               --------              -------         --------
Investment income--net.......         1.33%*             1.68%                  2.08%                1.69%*           2.37%*
                                  --------           --------               --------              -------         --------
                                  --------           --------               --------              -------         --------
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)..................     $397,189           $306,463               $164,307             $ 47,207         $ 76,849
                                  --------           --------               --------              -------         --------
                                  --------           --------               --------              -------         --------
Portfolio turnover...........        37.28%             74.10%                 60.55%               30.86%           53.29%
                                  --------           --------               --------              -------         --------
                                  --------           --------               --------              -------         --------
Average commission rate
 paid##......................     $  .0552                 --                     --                   --         $  .0005
                                  --------           --------               --------              -------         --------
                                  --------           --------               --------              -------         --------
                                      DEVELOPING CAPITAL
                                      MARKETS FOCUS FUND
                               ------------------------------
                                                   FOR THE
                               FOR THE YEAR     PERIOD MAY 2,
                                  ENDED           1994+ TO
                               DECEMBER 31,     DECEMBER 31,
                                   1995             1994
                               ------------     -------------
INCREASE (DECREASE) IN NET
 ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period......................    $   9.51          $ 10.00
                                 --------          -------
Investment income--net.......         .20              .09
Realized and unrealized gain
 (loss) on investments and
 foreign currency

 transactions--net...........        (.30)            (.58)
                                 --------          -------
Total from investment
 operations..................        (.10)            (.49)
                                 --------          -------
Less dividends and
 distributions:
 Investment income--net......        (.09)              --
 Realized gain on
   investments--net..........          --               --
                                 --------          -------
Total dividends and
 distributions...............        (.09)              --
                                 --------          -------
Net asset value, end of
 period......................    $   9.32          $  9.51
                                 --------          -------
                                 --------          -------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share.......................       (1.08)%          (4.90)%#
                                 --------          -------
                                 --------          -------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
 reimbursement...............        1.25%            1.29%*
                                 --------          -------
                                 --------          -------
Expenses.....................        1.36%            1.35%*
                                 --------          -------
                                 --------          -------
Investment income--net.......        2.73%            2.18%*
                                 --------          -------
                                 --------          -------
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)..................    $ 55,209          $36,676
                                 --------          -------
                                 --------          -------
Portfolio turnover...........       62.53%           29.79%
                                 --------          -------
                                 --------          -------
Average commission rate
 paid##......................          --               --
                                 --------          -------
                                 --------          -------

------------
 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Commencement of Operations.
 # Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The average commission rate paid with respect to a fiscal year is calculated by dividing (i) the total dollar amount of commissions paid by the Fund during such fiscal year, by (ii) the total number of equity securities purchased and sold during such fiscal year for which commissions were paid by the Fund.

     Further information about each Fund's performance is contained in the Company's Annual Report, which can be obtained, without charge, upon request.

     The following per share data and ratios have been derived from information provided in the financial statements.


                                                                                 GLOBAL UTILITY FOCUS FUND
                                                                 ----------------------------------------------------------
                                                                    FOR THE        FOR THE YEAR ENDED      FOR THE PERIOD
                                                                  SIX MONTHS          DECEMBER 31,             JULY 1,
                                                                     ENDED        --------------------        1993+ TO
                                                                 JUNE 30, 1996      1995        1994      DECEMBER 31, 1993
                                                                 -------------    --------    --------    -----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........................     $   11.30      $   9.45    $  10.66        $   10.00
                                                                   ---------      --------    --------        ---------
Investment income--net........................................           .24           .45         .35              .04
Realized and unrealized gain (loss) on investments and foreign
  currency transactions--net..................................           .46          1.79       (1.25)             .64
                                                                   ---------      --------    --------        ---------
Total from investment operations..............................           .70          2.24        (.90)             .68
                                                                   ---------      --------    --------        ---------
Less dividends and distributions:
  Investment income--net......................................          (.27)         (.39)       (.29)            (.02)
  Realized gain on investments--net...........................            --            --          --               --
In excess of realized gain on investments--net................            --            --        (.02)              --
                                                                   ---------      --------    --------        ---------
Total dividends and distributions.............................          (.27)         (.39)       (.31)            (.02)
                                                                   ---------      --------    --------        ---------
Net asset value, end of period................................     $   11.73      $  11.30    $   9.45        $   10.66
                                                                   ---------      --------    --------        ---------
                                                                   ---------      --------    --------        ---------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share............................          6.34%#       24.33%      (8.51)%           6.85%#
                                                                   ---------      --------    --------        ---------
                                                                   ---------      --------    --------        ---------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement................................           .66%*         .66%        .73%             .89%*

                                                                   ---------      --------    --------        ---------
                                                                   ---------      --------    --------        ---------
Expenses......................................................           .66%*         .66%        .73%             .89%*
                                                                   ---------      --------    --------        ---------
                                                                   ---------      --------    --------        ---------
Investment income--net........................................          4.14%*        4.44%       3.68%            2.84%*
                                                                   ---------      --------    --------        ---------
                                                                   ---------      --------    --------        ---------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......................     $ 150,275      $148,225    $126,243        $ 104,517
                                                                   ---------      --------    --------        ---------
                                                                   ---------      --------    --------        ---------
Portfolio turnover............................................          7.73%        11.05%       9.52%            1.72%
                                                                   ---------      --------    --------        ---------
                                                                   ---------      --------    --------        ---------
Average commission rate paid##................................     $   .0596            --          --               --
                                                                   ---------      --------    --------        ---------
                                                                   ---------      --------    --------        ---------

------------------

   *  Annualized.
  **  Total investment returns exclude insurance-related fees and expenses.
   +  Commencement of Operations.
  ++  Amount is less than $.01 per share.
   #  Aggregate total investment return.
  ##  For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The average commission rate paid with respect to a fiscal year is calculated by dividing (i) the total dollar amount of commissions paid by the Fund during such fiscal year, by (ii) the total number of equity securities purchased and sold during such fiscal year for which commissions were paid by the Fund.

     Further information about each Fund's performance is contained in the Company's Annual Report, which can be obtained, without charge, upon request.

     The following per share data and ratios have been derived from information provided in the financial statements.


                                                                            INTERNATIONAL EQUITY FOCUS FUND
                                                                  ---------------------------------------------------
                                                                                                           FOR THE
                                                                   FOR THE                                  PERIOD
                                                                  SIX MONTHS       FOR THE YEAR ENDED      JULY 1,
                                                                    ENDED             DECEMBER 31,         1993+ TO

                                                                   JUNE 30,       ---------------------  DECEMBER 31,
                                                                     1996           1995         1994        1993
                                                                  ----------      --------     --------  ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........................    $  11.06       $  10.90     $  11.03    $  10.00
                                                                   --------       --------     --------    --------
Investment income--net.........................................         .11            .20          .19         .01
Realized and unrealized gain (loss) on investments and foreign
  currency transactions--net...................................         .71            .37         (.13)       1.02
                                                                   --------       --------     --------    --------
Total from investment operations...............................         .82            .57          .06        1.03
                                                                   --------       --------     --------    --------
Less dividends and distributions:
  Investment income--net.......................................        (.15)          (.01)        (.18)         --
  Realized gain on investments--net............................          --           (.17)        (.01)         --
  In excess of realized gain on investments--net...............          --           (.23)          --          --
                                                                   --------       --------     --------    --------
Total dividends and distributions..............................        (.15)          (.41)        (.19)         --
                                                                   --------       --------     --------    --------
Net asset value, end of period.................................    $  11.73       $  11.06     $  10.90    $  11.03
                                                                   --------       --------     --------    --------
                                                                   --------       --------     --------    --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.............................        7.53%#         5.48%         .55%      10.30%#
                                                                   --------       --------     --------    --------
                                                                   --------       --------     --------    --------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.................................         .87%*          .89%         .97%       1.14%*
                                                                   --------       --------     --------    --------
                                                                   --------       --------     --------    --------
Expenses.......................................................         .87%*          .89%         .97%       1.14%*
                                                                   --------       --------     --------    --------
                                                                   --------       --------     --------    --------
Investment income net..........................................        2.23%*         1.95%        1.09%        .30%*
                                                                   --------       --------     --------    --------
                                                                   --------       --------     --------    --------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).......................    $317,966       $265,602     $247,884    $ 76,906
                                                                   --------       --------     --------    --------
                                                                   --------       --------     --------    --------
Portfolio turnover.............................................       27.43%        100.02%       58.84%      17.39%
                                                                   --------       --------     --------    --------
                                                                   --------       --------     --------    --------
Average commission rate paid##.................................    $  .0004             --           --          --
                                                                   --------       --------     --------    --------
                                                                   --------       --------     --------    --------

------------------

   *  Annualized.

  **  Total investment returns exclude insurance-related fees and expenses.
   +  Commencement of Operations.
   #  Aggregate total investment return.
  ##  For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The average commission rate paid with respect to a fiscal year is calculated by dividing (i) the total dollar amount of commissions paid by the Fund during such fiscal year, by (ii) the total number of equity securities purchased and sold during such fiscal year for which commissions were paid by the Fund.

     Further information about each Fund's performance is contained in the Company's Annual Report, which can be obtained, without charge, upon request.

     The following per share data and ratios have been derived from information provided in the financial statements.


                                                                                   GLOBAL BOND FOCUS FUND#
                                                                   -------------------------------------------------------
                                                                                                                FOR THE
                                                                     FOR THE                                     PERIOD
                                                                   SIX MONTHS        FOR THE YEAR ENDED         JULY 1,
                                                                      ENDED             DECEMBER 31,            1993+ TO
                                                                    JUNE 30,        --------------------      DECEMBER 31,
                                                                     1996++         1995++        1994            1993
                                                                   -----------      -------      -------      ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................     $  9.79        $  9.17      $ 10.38        $  10.00
                                                                     -------        -------      -------        --------
Investment income--net..........................................         .39            .85          .76             .25
Realized and unrealized gain (loss) on investments and foreign
  currency transactions--net....................................        (.15)           .61        (1.19)            .33
                                                                     -------        -------      -------        --------
Total from investment operations................................         .24           1.46         (.43)            .58
                                                                     -------        -------      -------        --------
Less dividends and distributions:
  Investment income--net........................................        (.40)          (.84)        (.76)           (.20)
  Realized gain on investments--net.............................          --             --           --              --
  In excess of realized gain on investments--net................          --             --         (.02)             --
                                                                     -------        -------      -------        --------
Total dividends and distributions...............................        (.40)          (.84)        (.78)           (.20)
                                                                     -------        -------      -------        --------
Net asset value, end of period..................................     $  9.63        $  9.79      $  9.17        $  10.38
                                                                     -------        -------      -------        --------
                                                                     -------        -------      -------        --------
TOTAL INVESTMENT RETURN:**

Based on net asset value per share..............................        2.56%##       16.69%       (4.21)%          5.90%##
                                                                     -------        -------      -------        --------
                                                                     -------        -------      -------        --------
RATIOS TO AVERAGE NET ASSETS:
Expenses........................................................         .68%*          .68%         .75%            .94%*
                                                                     -------        -------      -------        --------
                                                                     -------        -------      -------        --------
Investment income--net..........................................        8.13%*         8.99%        8.01%           6.20%*
                                                                     -------        -------      -------        --------
                                                                     -------        -------      -------        --------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........................     $85,732        $81,845      $75,150        $ 50,737
                                                                     -------        -------      -------        --------
                                                                     -------        -------      -------        --------
Portfolio turnover..............................................      106.40%        132.57%      117.58%          54.80%
                                                                     -------        -------      -------        --------
                                                                     -------        -------      -------        --------

------------------

   *  Annualized.
  **  Total investment returns exclude insurance-related fees and expenses.
   +  Commencement of operations.
  ++  Based on average shares outstanding during the period.
   #  In connection with its reorganization on December 6, 1996, the Global Bond Focus Fund (i) acquired substantially all of the assets and assumed substantially all the liabilities of the International Bond Fund, a separate Fund of the Company, (ii) implemented a change in its investment objective and policies from seeking high current income from a global portfolio of fixed income securities, including non-investment grade securities, to seeking a high total investment return by investing in a global portfolio of investment grade fixed income securities and (iii) changed its name from the World Income Focus Fund to its current name. For the period from the commencement of the Fund's operations through its reorganization on December 6, 1996, the portfolio of the Fund included debt securities rated below investment grade (i.e., junk bonds). As a result, the financial information in the financial highlights table for operations of the Fund prior to its reorganization may not be indicative of its performance following its reorganization.
  ##  Aggregate total investment return.


     Further information about each Fund's performance is contained in the Company's Annual Report, which can be obtained, without charge, upon request.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)

     The following per share data and ratios have been derived from information provided in the financial statements.



                                                                         EQUITY GROWTH FUND
                                      -----------------------------------------------------------------------------------------
                                      FOR THE SIX
                                        MONTHS
                                         ENDED                           FOR THE YEAR ENDED DECEMBER 31,
                                       JUNE 30,    ----------------------------------------------------------------------------
                                         1996+      1995+      1994+      1993+     1992+     1991      1990     1989     1988
                                      -----------  --------   --------   -------   -------   -------   ------   ------   ------
INCREASE (DECREASE) IN NET ASSET
 VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period.............................   $   27.98   $  19.26   $  20.96   $ 17.80   $ 17.96   $ 11.98   $13.70   $11.75   $11.47
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------
Investment income--net..............         .05        .17        .05      (.01)      .01       .09      .05     (.07)    (.10)
Realized and unrealized gain (loss)
 on investments and foreign currency
 transactions--net..................        1.28       8.64      (1.56)     3.17      (.10)     5.91    (1.77)    2.02      .60
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------
Total from investment operations....        1.33       8.81      (1.51)     3.16      (.09)     6.00    (1.72)    1.95      .50
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------
Less dividends and distributions:
 Investment income--net.............        (.10)      (.09)        --        --++    (.07)     (.02)      --       --       --
Realized gain on investments--net...       (3.59)        --       (.19)       --        --        --       --       --     (.22)
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------
Total dividends and distributions...       (3.69)      (.09)      (.19)       --      (.07)     (.02)      --       --     (.22)
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------
Net asset value, end of period......   $   25.62   $  27.98   $  19.26   $ 20.96   $ 17.80   $ 17.96   $11.98   $13.70   $11.75
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share..............................        5.48%#    45.90%     (7.27)%   17.78%     (.53)%   50.10%  (12.55)%  16.60%    4.25%
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement......         .79%*      .81%       .83%      .96%     1.18%     1.25%    1.25%    1.25%    1.25%
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------
Expenses............................         .79%*      .81%       .83%      .96%     1.18%     1.28%    1.47%    1.53%    1.25%
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------
Investment income (loss)--net.......         .37%*      .72%       .27%     (.05)%     .04%      .51%     .14%    (.68)%   (.56)%
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands).........................   $ 408,358   $339,921   $170,044   $98,976   $23,167   $11,318   $6,851   $6,811   $5,521
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------
Portfolio turnover..................       43.26%     96.79%     88.48%   131.75%    98.64%    79.10%  135.24%  100.49%   68.73%
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------

Average commission rate paid##......   $   .0590         --         --        --        --        --       --       --       --
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------
                                       ---------   --------   --------   -------   -------   -------   ------   ------   ------
                                          EQUITY
                                        GROWTH FUND
                                      ---------------
                                        FOR THE YEAR
                                           ENDED
                                        DECEMBER 31,
                                      ---------------
                                       1987     1986
                                      ------   ------
INCREASE (DECREASE) IN NET ASSET
 VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period.............................  $18.42   $15.56
                                      ------   ------
Investment income--net..............    (.09)     .04
Realized and unrealized gain (loss)
 on investments and foreign currency
 transactions--net..................   (4.01)    2.86
                                      ------   ------
Total from investment operations....   (4.10)    2.90
                                      ------   ------
Less dividends and distributions:
 Investment income--net.............    (.03)    (.04)
Realized gain on investments--net...   (2.82)      --
                                      ------   ------
Total dividends and distributions...   (2.85)    (.04)
                                      ------   ------
Net asset value, end of period......  $11.47   $18.42
                                      ------   ------
                                      ------   ------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share..............................  (22.29)%  18.68%
                                      ------   ------
                                      ------   ------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement......    1.24%    1.25%
                                      ------   ------
                                      ------   ------
Expenses............................    1.24%    1.44%
                                      ------   ------
                                      ------   ------
Investment income (loss)--net.......    (.60)%    .24%
                                      ------   ------
                                      ------   ------
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands).........................  $6,707   $4,955

                                      ------   ------
                                      ------   ------
Portfolio turnover..................   94.91%   80.52%
                                      ------   ------
                                      ------   ------
Average commission rate paid##......      --       --
                                      ------   ------
                                      ------   ------

------------
 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Based on average number of shares outstanding during the period.
++ Amount is less than $.01 per share.
 # Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The average commission rate paid with respect to a fiscal year is calculated by dividing (i) the total dollar amount of commissions paid by the Fund during such fiscal year, by (ii) the total number of equity securities purchased and sold during such fiscal year for which commissions were paid by the Fund.

     Further information about each Fund's performance is contained in the Company's Annual Report, which can be obtained, without charge, upon request.

                            THE INSURANCE COMPANIES


     The Company was organized to fund benefits under variable annuity and variable life Contracts issued by the Insurance Companies. Through this Prospectus, the Company is offering shares in six Funds to certain separate accounts (the 'Separate Accounts') of MLLIC and ML of New York to fund benefits under Variable Life Contracts. Those six Funds are: the Basic Value Focus Fund, Global Bond Focus Fund, Global Utility Focus Fund, International Equity Focus Fund, Developing Capital Markets Focus Fund and the Equity Growth Fund. Through a separate Prospectus, the Company offers shares in all of its funds to certain other separate accounts of the Insurance Companies to fund benefits under variable annuity contracts issued by them.



     The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Contract owner, which are set forth in the Contract. A Contract owner has no interest in the shares of a Fund, but only in the Contract. The Contract is described in the Prospectus for each Contract. That Prospectus describes the relationship between increases or decreases in the net asset value of shares of a Fund, and any distributions on such shares, and the benefits provided under a Contract. The Prospectus for the Contracts also describes various fees payable to the Insurance Companies and charges to the Separate Accounts made by the Insurance Companies with respect to the Contracts. Since shares of the Funds will be sold only to the Insurance Companies for the Separate Accounts, the terms 'shareholder' and 'shareholders' in this Prospectus refer to the Insurance Companies. MLLIC and ML of New York are wholly owned subsidiaries of ML&Co., as is the Investment Adviser.


                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

INVESTMENT OBJECTIVES

     Each Fund of the Company has a different investment objective, which it pursues through separate investment policies as described below. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. Each Fund is classified as 'diversified,' as defined in the Investment Company Act of 1940, except for the Global Bond Focus Fund and the Developing Capital Markets Focus Fund, each of which is classified as 'non-diversified.' The investment objectives and classification of each Fund may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund affected. The investment objectives and policies of each Fund are discussed below.


     Fixed Income Security Ratings. No Fund other than the International Equity Focus Fund and Developing Capital Markets Focus Fund invests in fixed-income securities which are rated below investment grade (i.e., securities rated Ba or below by Moody's Investors Service, Inc. ('Moody's') or BB or below by Standard

& Poor's Rating Group ('Standard & Poor's'). However, securities purchased by a Fund may subsequently be downgraded. Such securities may continue to be held and will be sold only if, in the judgement of the Investment Adviser, it is advantageous to do so. Securities in the lowest category of investment grade debt securities may have speculative characteristics which may lead to weakened capacity to pay interest and principal during periods of adverse economic conditions. See Appendix A for a fuller description of corporate bond ratings.


BASIC VALUE FOCUS FUND

     The investment objective of the Basic Value Focus Fund is to seek capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out of favor considerations. Particular emphasis is placed on securities which provide an above average dividend return and sell at a below-average price-earnings ratio.

     The investment policy of the Basic Value Focus Fund is based on the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of securities in favorable market climates and depress prices of securities in unfavorable climates. Based on this premise, management believes that favorable changes in market prices are more likely to begin when securities are out of favor, earnings are depressed, price-earnings ratios are relatively low, investment expectations are limited, and there is no real general interest in the particular security or industry involved. On the other hand, management believes that negative developments are more likely to occur when investment expectations are generally high, stock prices are advancing or have advanced rapidly, price-earnings ratios have been inflated, and the industry or issue continues to gain new investment acceptance on an accelerated basis. In other words, management believes that market prices of securities with relatively high price-earnings ratios are more susceptible to unexpected adverse developments while securities with relatively low price-earnings ratios are more favorably positioned to benefit from favorable, but generally unanticipated, events. This investment policy departs from traditional philosophy. Management of the Fund believes that the market risk involved in this policy is moderated somewhat by an emphasis on securities with above-average dividend returns.

     The current institutionally-dominated market tends to ignore, to some extent, the numerous secondary issues whose market capitalizations are below those of the relatively few larger size growth companies. It is expected that the Basic Value Focus Fund's portfolio generally will have significant representation in this secondary segment of the market. The basic orientation of the Fund's investment policies is such that at times a large portion of its common stock holdings may carry less than favorable research ratings from research analysts.

     Investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stocks. The Basic Value Focus Fund also may invest in preferred stocks and non-convertible debt securities rated investment grade and utilize covered call options with respect to portfolio securities as described below and in the Statement of Additional Information. It reserves the right as a defensive measure to hold other types of securities, including U.S. Government and Government agency securities, money market securities or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture, or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant. The Fund may invest up to 10% of its total assets, taken at market value at the time of acquisition, in the securities of foreign issuers.

GLOBAL BOND FOCUS FUND (FORMERLY, THE WORLD INCOME FOCUS FUND)

     The investment objective of the Global Bond Focus Fund is to seek to provide shareholders a high total investment return by investing in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units. The Fund will, under normal conditions, invest at least 90% of its total assets in such fixed income securities. In pursuing its investment objective, the Fund will allocate its investments among different types of fixed income securities denominated in various currencies based upon the Investment Adviser's analysis of the yield, maturity, potential appreciation and currency considerations affecting such securities. Investing on an international basis involves special considerations. See 'Other Portfolio Strategies-- Foreign Securities.' The Fund should be considered as a long-term investment and a vehicle for diversification and not as a balanced investment program.

     The Fund may invest in United States and foreign government and corporate fixed income securities which have a credit rating of A or better by Standard & Poor's or by Moody's or commercial paper rated A-1 by

Standard & Poor's or Prime-1 by Moody's or obligations that the Advisor has determined to be of similar creditworthiness. The Fund may purchase fixed income securities issued by United States or foreign corporations or financial institutions, including debt securities of all types and maturities, convertible securities and preferred stocks. The Fund also may purchase securities issued or guaranteed by United States or foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities ('governmental entities') or issued or guaranteed by international organizations designated or supported by multiple governmental entities to promote economic reconstruction or development ('supranational entities').

     International Investing. The Fund may invest in fixed income securities denominated in any currency or multinational currency unit. An illustration of a multinational currency unit is the European Currency Unit ('ECU') which is a 'basket' consisting of specified amounts of the currencies of certain of the twelve member states of the European Community, a Western European economic cooperative association including France, Germany, the Netherlands and the United Kingdom. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Investment Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities (described further below), in particular, issue ECU-denominated obligations. The Fund may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a British pound sterling-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

     It is anticipated that under current conditions the Fund will invest primarily in marketable securities denominated in the currencies of the United States, Canada, Western European nations, New Zealand and Australia, as well as in ECUs. Further, it is anticipated that such securities will be issued primarily by entities located in such countries and by supranational entities. Under normal conditions, the Fund's investments will be denominated in at least three currencies or multinational currency units. Under certain adverse conditions, the Fund may restrict the financial markets or currencies in which its assets will be invested. The Fund presently intends to invest its assets solely in the United States financial markets or United States dollar-denominated obligations only for temporary defensive purposes.

     The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a foreign government. The Fund will invest in foreign government securities of issuers considered stable by the Fund's Investment Adviser. The Investment Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

     Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or 'stockholders,' usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

     Allocation of Investments. In seeking to meet its investment objective, high current income will only be one of the factors that the Investment Adviser will consider in selecting portfolio securities for the Global Bond

Focus Fund. As a general matter, in evaluating investments for the Fund, the

Investment Advisor will consider, among other factors, the relative levels of interest rates prevailing in various countries, the potential appreciation of such investments in their denominated currencies and, for debt instruments not denominated in U.S. Dollars, the potential movement in the value of such currencies compared to the U.S. Dollar. Additionally, the Fund, in seeking capital appreciation, may invest in relatively low yielding instruments in expectation of favorable currency fluctuations or interest rate movements, thereby potentially reducing the Fund's current yield. In seeking income, the Fund may invest in short term instruments with relatively high yields (as compared to other debt securities) meeting the Fund's investment criteria, notwithstanding that the Fund may not anticipate that such instruments will experience substantial capital appreciation.

     The Fund will allocate its investments among fixed income securities of various types, maturities and issuers in the various global markets based upon the analysis of the Investment Adviser. In its evaluation of the portfolio, the Investment Adviser will utilize its internal financial, economic and credit analysis resources as well as information in this regard obtained from other sources.

     The average maturity of the Global Bond Focus Fund's portfolio securities will vary based upon the Investment Adviser's assessment of economic and market conditions. As with all fixed income securities, changes in market yields will affect the Fund's asset value as the prices of portfolio securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do shorter-term securities. The Fund does not expect the average maturity of its portfolio to exceed ten years.

GLOBAL UTILITY FOCUS FUND

     The investment objective of the Global Utility Focus Fund is to seek both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water. There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk, as described below under 'Other Portfolio Strategies--Portfolio Strategies Involving Options, Futures and Foreign Exchange Transactions.' Investing on an international basis involves special considerations. See 'Other Portfolio Strategies--Foreign Securities.'

     The Global Utility Focus Fund at all times, except during temporary defensive periods, will maintain at least 65% of its total assets invested in equity and debt securities issued by domestic and foreign companies in the utilities industries. The Fund reserves the right to hold, as a temporary defensive measure or as a reserve for redemptions, short-term U.S. Government securities, money market securities, including repurchase agreements, or cash in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. Except during temporary defensive periods, such securities or cash will not exceed 20% of its total assets. Under normal circumstances, the Fund will invest at least 65% of its total assets in issuers domiciled in at least three countries, one of which may be the United States, although the Investment Adviser expects the Fund's portfolio to be more geographically diversified. Under normal conditions, it is anticipated that the percentage of assets invested in U.S. securities will be higher than that invested in securities of any other single country. It is possible that at times the Fund may have 65% or more of its total assets invested in foreign securities.

     The Fund will invest in common stocks (including preferred or debt securities convertible into common stocks), preferred stocks and debt securities. The relative weightings among common stocks, debt securities and preferred stocks will vary from time to time based upon the Investment Adviser's judgement of the extent to which investments in each category will contribute to meeting the Fund's investment objective. Fixed income securities in which the Fund will invest generally will be limited to those rated investment grade, that is, rated in one of the four highest rating categories by Standard & Poor's or Moody's (i.e., securities rated at least BBB by Standard & Poor's or Baa by Moody's), or deemed to be of equivalent quality in the judgement of the Investment Adviser. Securities rated Baa by Moody's are described by it as having speculative characteristics and, according to Standard & Poor's, fixed income securities rated BBB normally exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal. The Fund's commercial paper investments at the time of purchase will be rated 'A-1 ' or 'A-2' by Standard & Poor's or 'Prime-1 ' or 'Prime-2' by Moody's or, if not rated, will be of comparable quality as determined by the Investment Adviser. The Fund may also invest up to 5% of its total assets at the time of purchase in fixed income securities having a minimum rating no lower than Caa by Moody's or CCC by Standard & Poor's. The Fund may, but need not, dispose of any security if it is subsequently downgraded. For a description of ratings of debt securities, see Appendix A to this Prospectus.


     The Fund may invest in the securities of foreign issuers in the form of American Depository Receipts ('ADRs'), European Depository Receipts ('EDRs') or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designated for use in the United States securities markets, and EDRs, which are issued in bearer form, are designed for use in European securities markets. The Fund may invest in ADRs and EDRs through both sponsored and unsponsored arrangements. In a sponsored ADR or EDR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas in an unsponsored arrangement the foreign issuer assumes no obligations and the depository's transaction fees are paid by the ADR or EDR holders. Foreign issuers in respect of whose securities unsponsored ADRs or EDRs have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored ADRs or EDRs are traded and, therefore, there may not be a correlation between such information and the market value of such securities.

     A change in prevailing interest rates is likely to affect the Fund's net asset value because prices of debt and equity securities of utility companies tend to increase when interest rates decline and decrease when interest rates rise.

     Utility Industries--Description and Risks. Under normal circumstances, the Fund will invest at least 65% of its total assets in common stocks (including preferred or debt securities convertible into common stocks), debt securities and preferred stocks of domestic and/or foreign companies in the utility industries. To meet its objective of current income, the Fund may invest in domestic utility companies that pay higher than average dividends, but have a lesser potential for capital appreciation. The average dividend yields of common stocks issued by domestic utility companies historically have significantly exceeded those of industrial companies' common stocks, while the prices of domestic utility stocks have tended to be less volatile than stocks of industrial companies. Total returns on domestic utility stocks have also generally exceeded those on stocks of industrial companies. Debt securities of domestic utility companies historically also have yielded slightly more than similar debt securities of industrial companies, and have had higher total returns. For certain periods, the total return of utility companies' securities has underperformed that of industrial companies' securities. There can be no assurance that positive relative returns on utility securities will occur in the future. The Investment Adviser believes that the average dividend yields of common stocks issued by foreign utility companies have also historically exceeded those of foreign industrial companies' common stocks. To meet its objective of capital appreciation, the Fund may invest in foreign utility companies which pay lower than average dividends, but have a greater potential for capital appreciation.

     The utility companies in which the Fund will invest include companies which are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

     Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations which may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities of the portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies, and impose additional requirements governing the licensing, construction and operation of nuclear power plants.

     Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

     The nature of regulation of the utility industries is evolving both in the United States and in foreign countries. Changes in regulation in the United States increasingly allow utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The Investment Adviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core businesses from increased competition and may be less profitable. The Investment Adviser seeks to take advantage of favorable investment opportunities that are expected to arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

     Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to that in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the U.S., generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that cause more pollution than those used in the United

States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

     The Global Utility Focus Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, the Investment Adviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for the Fund will increase.

     The revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. The Investment Adviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. The principal sectors of the global utility industries are discussed below.

     Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. Domestic electric utility companies, in general, recently have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies recently have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates have declined, many utilities have refinanced high cost debt and in doing so have improved their fixed charges coverage. Regulators, however, have lowered allowed rates of return as interest rates have declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers.

     In the United States, the construction and operation of nuclear power facilities is subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning of such plants.


     In October 1993, Standard & Poor's stiffened its debt-ratings formula for the electric utility industry, stating that the industry is in long-term decline. In addition, Moody's stated that it expected a drop in the next three years in its average credit ratings for the industry. Reasons set forth for these outlooks included slowing demand and increasing cost pressures as a result of competition from rival providers.

     Telecommunications. The telephone industry is large and highly concentrated. Companies that distribute telephone services and provide access to the telephone networks comprise the greatest portion of this segment. Telephone companies in the United States are still experiencing the effects of the breakup of American Telephone & Telegraph Company, which occurred in 1984. Since 1984, companies engaged in telephone communication services have expanded their non-regulated activities into other businesses, including cellular telephone services, data processing, equipment retailing, computer software and hardware services, and financial services. This expansion has provided significant opportunities for certain telephone companies to increase their earnings and dividends at faster rates than had been allowed in traditional regulated businesses. Increasing competition, technological innovations and other structural changes, however, could adversely affect the profitability of such utilities. Technological breakthroughs and the merger of telecommunications with video and entertainment is now associated with the expansion of the role of cable companies as providers of utility services in the telecommunications industry and the competitive response of traditional telephone companies. Given mergers and certain marketing tests currently underway, it is likely that both traditional telephone companies and cable companies will soon provide a greatly expanded range of utility services, including two-way video and informational services.

     Gas. Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decades, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Investment Adviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal.

     Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world, the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the

Investment Adviser, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Investment Adviser believes that favorable investment opportunities may result from consolidation of this segment.

     There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

     Investment Outside the Utility Industries. The Global Utility Focus Fund is permitted to invest up to 35% of its assets in securities of issuers that are outside the utility industries. Such investments may include common stocks, debt securities or preferred stocks and will be selected to meet the Fund's investment objective of both capital appreciation and current income. These securities may be issued by either U.S. or non-U.S. companies. Some of these issuers may be in industries related to utility industries and, therefore, may be subject to similar risks. Securities that are issued by foreign companies or are denominated in foreign currencies are subject to the risks outlined above.

     The Global Utility Focus Fund is also permitted to invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ('U.S. Government Securities'). Such investments may be backed by the 'full faith and credit' of the United States, including U.S. Treasury bills, notes and bonds as well as certain agency securities and mortgage-backed securities issued by the Government National Mortgage Association (GNMA). The guarantees on these securities do not extend to the securities' yield or value or to the yield or value of the Fund's shares. Other investments in agency securities are not necessarily backed by the 'full faith and credit' of the United States, such as certain securities issued by the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association and the Farm Credit Bank.

     The Global Utility Focus Fund may invest in securities issued or guaranteed by foreign governments. Such securities are typically denominated in foreign currencies and are subject to the currency fluctuation and other risks of foreign securities investments. The foreign government securities in which the Fund intends to invest generally will consist of obligations supported by national, state or local governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, including international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Investment Bank, the Asian Development Bank and the Inter-American Development Bank.

     Foreign government securities also include debt securities of 'quasi-governmental agencies' and debt securities denominated in multinational currency units. An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain of the twelve member states of the European Economic Community. Debt securities of quasi-governmental agencies are issued by entities owned by either a national or local government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national or local governmental instrumentalities including quasi-governmental agencies. Foreign government securities will not be considered government securities for purposes of determining the Fund's compliance with diversification and concentration policies.

INTERNATIONAL EQUITY FOCUS FUND

     The investment objective of the International Equity Focus Fund is to seek capital appreciation and, secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Under normal conditions, at least 65% of the Fund's net assets will be invested in such equity securities. The investment objective of the Fund is a fundamental policy and may not be changed without approval of a majority of the Fund's outstanding shares. There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of investments and techniques to hedge against market and currency risk. Investing on an international basis involves special considerations. Investing in smaller capital markets entails the risk of significant volatility in the Fund's security prices. See 'Other Portfolio Strategies--Foreign Securities.' The Fund is designed for investors seeking to complement their U.S. holdings through foreign investments. The Fund should be considered as a long-term investment and a vehicle for diversification and not as a balanced investment program.

     The International Equity Focus Fund will invest in an international portfolio of securities of foreign companies located throughout the world. While there are no prescribed limits on the geographic allocation of the Fund's investments, management of the Fund anticipates that a substantial portion of its assets will be invested in the developed countries of Europe and the Far East. However, for the reasons stated below, management of the Fund will give special attention to investment opportunities in the developing countries of the world, including, but not limited to Latin America, the Far East and Eastern Europe. It is anticipated that a significant portion of the Fund's assets may be invested in such developing countries.

     The allocation of the Fund's assets among the various foreign securities markets will be determined by the Investment Adviser based primarily on its assessment of the relative condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Within such allocations, the Investment Adviser will seek to identify equity investments in each market which are expected to provide a total return which equals or exceeds the return of such market as a whole.


     A significant portion of the Fund's assets may be invested in developing countries. This allocation of the Fund's assets reflects the belief that attractive investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain developing countries with smaller capital markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly so-called 'emerging' countries (such as Malaysia, Mexico and Thailand), which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Because of the general illiquidity of the capital markets in certain developing countries, the Fund may invest in a relatively small number of leading or relatively actively traded companies in such countries' capital markets in the expectation that the investment experience of the securities of such companies will substantially represent the investment experience of the countries' capital markets as a whole.

     While the Fund will primarily emphasize investments in common stock, the Fund may also invest in preferred stocks, convertible debt securities and other instruments the return on which is linked to the performance of a common stock or a basket or index of common stocks (collectively, 'equity securities'). The Fund may also invest in non-equity securities, including debt securities, cash or cash equivalents denominated in U.S. dollars or foreign currencies and short-term securities, including money market instruments. Under certain adverse investment conditions, for defensive purposes, the Fund may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in short-term obligations of U.S. issuers. Under normal conditions, at least 65% of the Fund's total assets will be invested in the securities of issuers from at least three different foreign countries. Investments made for defensive purposes will be maintained only during periods in which the Investment Adviser determines that economic or financial conditions are adverse for holding or being fully invested in equity securities of foreign issuers.

     The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued throughout the world which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

     The Fund also may invest up to 35% of its net assets in longer-term, non-convertible debt securities emphasizing debt securities which offer the opportunity for capital appreciation. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. In accordance with its investment objective, the Fund will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Fund may, from time to time, invest in debt securities with relatively high yields (as compared to other debt securities meeting the Fund's investment criteria), notwithstanding that the Fund may not anticipate that such securities will experience substantial capital appreciation. Such income can be used, however, to offset the operating expenses of the Fund.

     The Fund may invest in debt securities issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities ('governmental entities'), issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development ('supranational entities'), or issued by foreign corporations or financial institutions.

     Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or 'stockholders,' usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.


     The Fund has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. In purchasing such securities, the Fund will rely on the Investment Adviser's judgement, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Investment Adviser believes will be in default. See 'Other Portfolio Strategies--Foreign Securities' and 'Risk of High Yield Securities' below.


DEVELOPING CAPITAL MARKETS FOCUS FUND

     The investment objective of the Developing Capital Markets Focus Fund is to seek long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. Under normal conditions, at least 65% of the Fund's net assets will be invested in such equity securities. The investment objective of the Fund is a fundamental policy and may not be changed without approval of a majority of the Fund's outstanding shares. There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of investments and techniques to hedge against market and currency risk. Investing on an international basis involves special considerations. Investing in smaller capital markets entails the risk of significant volatility in the Fund's security prices. See 'Other Portfolio Strategies--Foreign Securities.' The Fund is designed for investors seeking to complement their U.S. holdings through foreign investments. The Fund should be considered as a long-term investment and a vehicle for diversification and not as a balanced investment program.

     For purposes of its investment objective, the Fund considers countries having smaller capital markets to be all countries other than the four countries having the largest equity market capitalizations. Currently, these four countries are Japan, the United Kingdom, the United States and Germany. At September 30, 1996, 1996, those countries' equity market capitalizations totalled approximately 71% of the world's equity market capitalization according to data provided by Morgan
Stanley Capital International. The Fund will at all times, except during defensive periods, maintain investments in at least three countries having smaller capital markets.

     The Fund seeks to benefit from economic and other developments in smaller capital markets. The investment objective of the Fund reflects the belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having smaller capital markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly so-called 'emerging' countries (such as Malaysia, Mexico and Thailand) which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries (such as France, the Netherlands and Spain), although having relatively mature smaller capital markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

     Many investors, particularly individuals, lack the information, capability or inclination to invest in countries having smaller capital markets. It also may not be permissible for such investors to invest directly in certain such markets. Unlike many intermediary investment vehicles, such as closed-end investment companies that invest in a single country, the Fund intends to diversify investment risk among the capital markets of a number of countries. The Fund will not necessarily seek to diversify investments on a geographical basis or on the basis of the level of economic development of any particular country.

     In its investment decision-making, the Investment Adviser will emphasize the allocation of assets among certain countries' capital markets, rather than the selection of particular industries or issuers. Because of the general illiquidity of the capital markets in some countries, the Fund may invest in a relatively small number of leading or actively traded companies in a country's capital markets in the expectation that the investment experience of the securities of such companies will substantially represent the investment experience of the country's capital markets as a whole.

     The Fund also may invest in debt securities of issuers in countries having smaller capital markets. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. In accordance with its investment objective, the Fund will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Fund may, from time to time, invest in debt securities with relatively high yields (as compared to other debt securities meeting the Fund's investment criteria), notwithstanding that the Fund may not anticipate that such securities will experience substantial capital appreciation. See 'Risks of High Yield Securities' below. Such income can be used, however, to offset the operating expenses of the Fund.

     The Fund may invest in debt securities issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities ('governmental entities'), issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development ('supranational entities'), or issued by foreign corporations or financial institutions.

     Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or 'stockholders,' usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.


     The Fund has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. In purchasing such securities, the Fund will rely on the Investment Adviser's judgement, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Investment Adviser believes will be in default. See 'Other Portfolio Strategies--Foreign Securities' and 'Risks of High Yield Securities' below.


     For purposes of the Fund's investment objective, an issuer ordinarily will be considered to be located in the country where the primary trading market of its securities is located. The Fund, however, may consider a company to be located in countries having smaller capital markets, without reference to its domicile or to the primary trading market of its securities, when at least 50% of its non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such countries. The Fund also may consider closed-end investment companies to be located in the country or countries in which they primarily make their portfolio investments.

     Foreign investments in smaller capital markets involve risks not involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. These risks are often heightened for investments in small capital markets. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments which could affect investment in those countries. In addition, certain foreign investments may be subject to foreign withholding taxes.

     There may be less publicly available information about an issuer in a smaller capital market than would be available about a United States company, and it may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States companies. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable in certain capital markets.

     The Fund reserves the right, as a temporary defensive measure or to provide for redemptions or in anticipation of investment in countries having smaller capital markets, to hold cash or cash equivalents (in U.S. dollars or foreign currencies) and short-term securities, including money market securities. The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers. The Fund may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of such ADRs.

EQUITY GROWTH FUND

     The investment objective of the Equity Growth Fund is to seek long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that management of the Company believes have special investment value, and of emerging growth companies regardless of size. Companies are selected by management on the basis of their long-term potential for expanding their size and profitability or for gaining increased market recognition for their securities. Current income is not a factor in the selection of securities. The Fund is intended to provide an opportunity for Contract Owners who are not ordinarily in a position to perform the specialized type of research or analysis of small and emerging growth companies.

     Management seeks to identify those small emerging growth companies which can show significant and sustained increases in earnings over an extended period of time and are in sound financial condition. Management believes that, while these companies present above-average risks, properly selected companies of this type also have the potential to increase their earnings at a rate substantially in excess of the general growth of the economy. The Fund attempts to achieve its objective by focusing on the long-range view of a company's prospects through a fundamental analysis of its management, financial structure, product development, marketing ability and other relevant factors. Full development of these companies frequently takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits.

     Small companies. Management seeks small companies that offer special investment value in terms of their product or service, research capability, or other unique attributes, and are relatively undervalued in the marketplace when compared with similar, but larger, enterprises. These companies typically have total market capitalizations in the $50-$300 million range and generally are little known to most individual investors, although some may be dominant in their respective industries. Underlying this strategy is management's belief that relatively small companies will continue to have the opportunity to develop into significant business enterprises. Some such companies may be in a relatively early stage of development; others may manufacture a new product or perform a new service. Such companies may not be counted upon to develop into major industrial companies, but management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

     Emerging growth companies. In selecting investments for the Equity Growth Fund, management also seeks emerging growth companies that either occupy a dominant position in an emerging industry or subindustry or have a significant and growing market share in a large, fragmented industry. Management believes that capable and flexible management is one of the most important criteria of emerging growth companies and that such companies should employ sound financial and accounting policies and also demonstrate effective research, successful product development and marketing, efficient service and pricing flexibility. Emphasis is given to companies with rapid historical growth rates, above-average returns on equity and strong current balance sheets, all of which should enable the company to finance its continued growth. Management of the Company also analyzes and weighs relevant factors beyond the company itself, such as the level of competition in the industry, the extent of governmental regulation, the nature of labor conditions and other related matters.

     The Equity Growth Fund emphasizes investments in companies that do most of their business in the United States and therefore are free of the currency exchange problems, foreign tax considerations and potential political and economic upheavals that many multinational corporations face. Moreover, the size and kinds of markets that they serve make these companies less susceptible than larger companies to intervention from the federal government by means of price controls, regulations or litigation.

     While the process of selection and continuous supervision by management does not, of course, guarantee successful investment results, it does provide ingredients not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the ingredients necessary to prosper.

     It should be apparent that an investment in a fund such as the Equity Growth Fund involves greater risk than is customarily associated with more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Because of these factors, management of the Company believes that shares in the Equity Growth Fund are suitable for Contract Owners who are in a financial position to assume above-average investment risk in search of above-average long-term reward. As indicated, the Fund is designed for Contract Owners whose investment objective is growth rather than income. It is definitely not intended for exclusive funding of Contracts but is designed for Contract Owners who are prepared to experience above-average fluctuations in net asset value.


     The securities in which the Equity Growth Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund or portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when in management's judgement such disposition is not desirable or to make many small sales over a lengthy period of time.


     The investment emphasis of the Equity Growth Fund is on equities, primarily common stock and, to a lesser extent, securities convertible into common stocks and rights to subscribe for common stock, and the Fund will maintain at least 80% of its net assets invested in equity securities of small or emerging growth companies except during defensive periods. The Fund reserves the right as a defensive measure and to provide for redemptions to hold other types of securities, including non-convertible preferred stocks and debt securities, U.S. Government and Government agency securities, money market securities or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture, or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

NON-DIVERSIFIED FUNDS

     The Global Bond Focus and Developing Capital Markets Focus Funds are classified as non-diversified investment companies under the Investment Company Act of 1940. However, each Fund will have to limit its investments to the extent required by the diversification requirements applicable to regulated investment companies under the Internal Revenue Code. To qualify as a regulated investment company, a Fund, at the close of each fiscal quarter, may not have more than 25% of its total assets invested in the securities (except obligations of the U.S. Government, its agencies or instrumentalities) of any one issuer and with respect to 50% of its assets, (i) may not have more than 5% of its total assets invested in the securities of any one issuer and (ii) may not own more than 10% of the outstanding voting securities of any one issuer.

INVESTMENT RESTRICTIONS

     The Company has adopted a number of restrictions and policies relating to the investment of its assets and its activities which are fundamental policies and may not be changed without the approval of the holders of the Company's outstanding voting securities (including a majority of the shares of each Fund). Investors are referred to the Statement of Additional Information for a complete description of such restrictions and policies.

OTHER PORTFOLIO STRATEGIES

     Restricted Securities. Each of the Funds is subject to limitations on the amount of illiquid securities they may purchase; however, each Fund may purchase without regard to that limitation certain securities that are not registered under the Securities Act of 1933, as amended (the 'Securities Act'), including
(a) commercial paper exempt from registration under Section 4(2) of the Securities Act, and (b) securities that can be offered and sold to 'qualified institutional buyers' under Rule 144A under the Securities Act, provided that the Company's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities sold under Rule 144A which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

     Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Funds' investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

     Indexed and Inverse Securities. A Fund may invest in securities whose potential return is based on the change in particular measurements of value or rate (an 'index'). As an illustration, a Fund may invest in a security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain of the Funds may invest in securities the potential return of which is based inversely on the change in an index. For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices.

     Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Company believes that indexed and inverse securities may provide portfolio management flexibility that permits a Fund to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

     Foreign Securities. The Basic Value Focus, Global Bond Focus, Global Utility Focus, International Equity Focus, Developing Capital Markets Focus and Equity Growth Funds may invest in securities of foreign issuers. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations and risks which are not ordinarily associated with investing in domestic issuers. These considerations and risks include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. If it should become necessary, a Fund could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs in foreign securities may be higher. The operating expense ratio of a Fund investing in foreign securities can be expected to be higher than that of an investment company investing exclusively in United States securities because the expenses of the Fund, such as custodial costs, are higher. In addition, net investment income earned by a Fund on a foreign security may be subject to withholding and other taxes imposed by foreign governments which will reduce a Fund's net investment income. The Investment Adviser will consider these and other factors before investing in foreign securities, and will not make such investments unless, in its opinion, such investments will meet the standards and objectives of a particular Fund. No Fund which may invest in foreign securities will concentrate its investments in any particular country. The Global Bond Focus, Global Utility Focus, International Equity Focus and Developing Capital Markets Focus Funds may from time to time be substantially invested in non-dollar-denominated securities of foreign issuers. A Fund's return on investments in non-dollar-denominated securities may be reduced or enhanced as a result of changes in foreign currency rates during the period in which the Fund holds such investments.

     Each of the International Equity Focus Fund and Developing Capital Markets Focus Fund may invest a significant portion of its assets in securities of foreign issuers in smaller capital markets, while each of the other Funds which is permitted to invest in foreign securities may from time to time invest in securities of such foreign issuers. Foreign investments in smaller capital markets involve risks not involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. These risks are often heightened for investments in small capital markets. Because a Fund which invests in foreign securities will invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as United States investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments which could affect investment in those countries. In addition, certain foreign investments may be subject to foreign withholding taxes.

     There may be less publicly available information about an issuer in a smaller capital market than would be available about a United States company, and it may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States companies. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable in certain capital markets.

     Smaller capital markets, while often growing in trading volume, have substantially less volume than United States markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable United States companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in a Fund which invests in these markets incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of such a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

     As a result, management of a Fund which invests in foreign securities may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience. Due to its emphasis on securities of issuers located in smaller capital markets, the Developing Capital Markets Focus Fund and the International Equity Focus Fund should be considered as a vehicle for diversification and not as a balanced investment program.

     Certain of the Funds may invest in debt securities issued by foreign governments. Investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

     As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Government obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which a Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements.

     The Developing Capital Markets Focus and International Equity Focus Funds intend to invest in securities of foreign issuers in smaller capital markets. Some countries with smaller capital markets prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals.

     A number of countries, such as South Korea, Taiwan and Thailand, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act of 1940, as amended (the 'Investment Company Act' or 'the Act'), the Developing Capital Markets Focus and International Equity Focus Funds each may invest up to 10% of its total assets in securities of such closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies. A Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

     In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the Investment Company Act restricts a Fund's investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.


     Lending of Portfolio Securities. Each Fund of the Company may from time to time lend securities (but not in excess of 20% of its total assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which, while the loan is outstanding, will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund.

     Forward Commitments. Each of the Funds may purchase securities on a when-issued basis, and they may purchase or sell such securities for delayed delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase price. A Fund entering into such transactions will maintain a segregated account with its custodian of cash or liquid, high-grade debt obligations in an aggregate amount equal to the amount of its commitments in connection with such delayed delivery and purchase transactions.

     Standby Commitment Agreements. The Global Utility Focus and Developing Capital Markets Focus Funds may from time to time enter into standby commitment agreements. Such agreements commit the respective Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will at all times maintain a segregated account with its custodian of cash or liquid equity or debt securities an amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price.


     Portfolio Strategies Involving Options, Futures and Foreign Exchange Transactions. The Basic Value Focus, Global Bond Focus, Global Utility Focus, International Equity Focus, Developing Capital Markets Focus and Equity Growth Funds may use certain derivative instruments, including options and futures contracts, and may purchase and sell foreign exchange. Transactions involving such instruments expose a Fund to certain risks.

Each Fund's use of these instruments and the associated risks are described in detail in Appendix A attached to this Prospectus.

RISKS OF HIGH YIELD SECURITIES

     The International Equity Focus Fund and Developing Capital Markets Focus

Fund may invest a substantial portion of their assets in high yield, high risk securities or junk bonds, which are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During recessionary periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. While the high yield securities in which the International Equity Focus Fund or Developing Capital Markets Focus Fund may invest normally do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after a Fund purchases a particular security, in which case a Fund may experience losses and incur costs.

     In an effort to minimize the risk of issuer default or bankruptcy, the International Equity Focus Fund and Developing Capital Markets Focus Fund each will diversify its holdings among many issuers. However, there can be no assurance that diversification will protect a Fund from widespread defaults brought about by a sustained economic downturn.


     High yield securities tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on their prices and yields than on higher-rated fixed-income securities. Zero coupon bonds and bonds which pay interest and/or principal in additional bonds rather than in cash are especially volatile. Like higher-rated fixed-income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in this market, which may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for such bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices the International Equity Focus Fund and Developing Capital Markets Focus Fund receive for their junk bonds to be reduced, or a Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgement may play a greater role in valuing certain of each Fund's portfolio securities than in the case of securities trading in a more liquid market.


     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely the net asset value of the International Equity Focus Fund and Developing Capital Markets Focus Fund. In addition, each Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

     Sovereign Debt. The junk bonds in which the International Equity Focus Fund and Developing Capital Markets Focus Fund may invest include junk bonds issued by sovereign entities. Investment in such sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

     Holders of sovereign debt, including the International Equity Focus Fund and Developing Capital Markets Focus Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies available to a Fund and there can be no assurance a Fund will be able to collect on defaulted sovereign debt in whole or in part.

INSURANCE LAW RESTRICTIONS

     In order for shares of the Company's Funds to remain eligible investments for the Separate Accounts, it may be necessary, from time to time, for a Fund to limit its investments in certain types of securities in accordance with the insurance laws or regulations of the various states in which the Contracts are sold.

     The New York insurance law requires that investments of each Fund be made with the degree of care of an 'ordinarily prudent person.' In addition, each

Fund has undertaken, at the request of the State of California Department of Insurance, to observe certain investment related requirements of the Insurance Code of the State of California. The Investment Adviser believes that compliance with these standards will not have any negative impact on the performance of any of the Funds.

OTHER CONSIDERATIONS

     The Investment Adviser will use its best efforts to assure that each Fund of the Company complies with certain investment limitations of the Internal Revenue Service to assure favorable income tax treatment for the Contracts. It is not expected that such investment limitations will materially affect the ability of any Fund to achieve its investment objective.

                                   DIRECTORS

     The Directors of the Company consist of six individuals, five of whom are not 'interested persons' of the Company as defined in the Investment Company Act of 1940. The Directors of the Company are responsible for the overall supervision of the operations of the Company and perform the various duties imposed on the directors of the investment companies by the Investment Company Act of 1940. The Board of Directors elects officers of the Company annually.

     The Directors of the Company and their principal employment are as follows:

          ARTHUR ZEIKEL*--President of the Investment Adviser and its affiliate, Fund Asset Management, L.P. ('FAM'); President and Director of Princeton Services, Inc. ('Princeton Services'); Executive Vice President of ML&Co.; and Director of Merrill Lynch Funds Distributor, Inc. (the 'Distributor'); Director of the Distributor.

          WALTER MINTZ--Special Limited Partner of Cumberland Partners (investment partnership).


          MELVIN R. SEIDEN--Director of Silbanc Properties, Ltd. (real estate, consulting and investments).



          STEPHEN B. SWENSRUD--Chairman of Fernwood Associates (financial consultants).


          JOE GRILLS--Member of the Committee on Investment of Employee Benefit Assets of the Financial Executives Institute ('CIEBA'); member of CIEBA's Executive Committee; and member of the Investment Advisory Committee of the State of New York Retirement Fund.

          ROBERT SALOMON, JR.--Principal of STI Management (investment adviser).
------------------
* Interested person, as defined in the Investment Company Act of 1940, of the Company.

                               INVESTMENT ADVISER


     Merrill Lynch Asset Management L.P. (the 'Investment Adviser'), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., is the investment adviser for the Fund. The general partner of the Investment Adviser is Princeton Services, Inc., a wholly owned subsidiary of Merrill Lynch & Co., Inc. The principal address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: Box 9011, Princeton, New Jersey 08543-9011). The Investment Adviser or its affiliate, Fund Asset Management, L.P., acts as the investment adviser for over 130 other registered investment companies. The Investment Adviser also offers portfolio management and portfolio analysis services to individuals and institutions. In the aggregate, as of October 31, 1996, the Investment Adviser and FAM had a total of approximately $217.6 billion in investment company and other portfolio assets under management including accounts of certain affiliates of FAM.


     While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Company, the Investment Advisory Agreements provide that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Funds and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser provides the portfolio managers for the Funds, who consider information from various sources, make the necessary investment decisions and effect transactions accordingly. The Investment Adviser is also obligated to perform certain administrative and management services for the Company (certain of which it may delegate to third parties) and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreements. The Investment Adviser has access to the full range of the securities and economic research facilities of Merrill Lynch.


     During the Company's fiscal year ended December 31, 1995, the advisory fees expense incurred by the Company totalled $21,376,742 of which $1,414,380 related to the Basic Value Focus Fund (representing .60% of its average net assets), $464,049 related to the Global Bond Focus Fund (representing .60% of its average net assets), $803,260 related to the Global Utility Focus Fund (representing
 .60% of its average net assets), $1,817,721 related to the International Equity Focus Fund (representing .75% of its average net assets), $70,573 related to the International Bond Fund, now part of the Global Bond Focus Fund (representing 60% of its average net assets), $434,062 related to the Developing Capital Markets Focus Fund (representing 1.00% of its average net assets) and $1,852,641 related to the Equity Growth Fund (representing .75% of its average net assets). Although the 1.00% investment advisory fee of the Developing Capital Markets Focus Fund is higher than that of many other mutual funds, the Fund believes it is justified by the high degree of care that must be given to the initial selection and continuous supervision of the types of portfolio securities in which the Fund invests.




     During the Company's fiscal year ended December 31, 1995, the total operating expenses of the Company's Funds (including the advisory fees paid to the Investment Adviser), before reimbursement of a portion of such expenses, were as follows: $1,565,649 related to the Basic Value Focus Fund (representing
 .66% of its average net assets), $527,752 related to the Global Bond Focus Fund (representing .68% of its average net assets), $890,100 related to the Global Utility Focus Fund (representing .66% of its average net assets), $2,163,036 related to the International Equity Focus Fund (representing .89% of its average net assets), $592,329 related to the Developing Capital Markets Focus Fund (representing 1.36% of its average net assets), $112,261 related to the International Bond Fund, now part of the Global Bond Focus Fund (representing
 .95% of its average net assets) and $2,007,667 by the Equity Growth Fund (representing .81% of its average net assets).



     The Investment Advisory Agreements require the Investment Adviser to reimburse the Company's Funds if and to the extent that in any fiscal year the operating expenses of each Fund exceed the most restrictive expense limitations then in effect under any state securities laws or published regulations thereunder. Prior to the enactment of the National Securities Market Improvement

Act of 1996 on October 11, 1996 (the "Improvement Act"), the most restrictive expense limitation required the Investment Adviser to reimburse expenses which exceed 2.5% of each Fund's first $30 million of average daily net assets, 2.0% of its average daily net assets in excess of $30 million but less than $100 million, and 1.5% of its average daily net assets in excess of $100 million. Expenses for this purpose include the Investment Adviser's fee but exclude interest, taxes, brokerage fees and commissions and extraordinary charges, such as litigation. As a result of the Improvement Act, the Investment Adviser will no longer be subject to the foregoing expense limitation.

     The Investment Adviser and Merrill Lynch Life Agency, Inc. ('MLLA') have entered into two agreements which limit the operating expenses paid by each Fund in a given year to 1.25% of its average daily net assets (the 'Reimbursement Agreements'), which is less than the expense limitations imposed by state securities laws or published regulations thereunder. The reimbursement agreements, dated April 30, 1985 and February 11, 1992, provide that any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Investment Adviser which, in turn, will be reimbursed by MLLA. During the Company's fiscal year ended December 31, 1995, the Developing Capital Markets Focus Fund and International Bond Fund (now part of the Global Bond Focus Fund) were reimbursed for operating expenses. Such reimbursements amounted to $49,477 and $112,261, respectively. Except to the extent required pursuant to the aforementioned agreements, the Investment Adviser does not intend to reimburse the Global Bond Focus Fund for such Fund's operating expenses. See 'Investment Advisory Arrangements' in the Statement of Additional Information. MLLA sells the Contracts described in the Prospectus for the Contracts.


     The Investment Adviser has entered into administrative services agreements with certain Insurance Companies, including MLLIC and ML of New York, pursuant to which the Investment Adviser compensates such companies for administrative responsibilities relating to the Company which are performed by such Insurance Companies.

CODE OF ETHICS

     The Board of Directors of the Company has adopted a Code of Ethics under Rule 17j-1 of the Act which incorporates the Code of Ethics of the Investment Adviser (together, the 'Codes'). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a 'hot' initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading 'blackout periods' which prohibit trading by investment personnel of the Company within periods of trading by the Company in the same (or equivalent) security (15 or 30 days depending upon the transaction).

PORTFOLIO MANAGERS

     The following is information with respect to the Portfolio Managers for each of the Company's Funds.

     KEVIN RENDINO has served as the Basic Value Focus Fund's Portfolio Manager since July 1993, and is primarily responsible for the Fund's day-to-day management. He has served as Vice President of MLAM since December 1993; Senior Research Analyst from 1990 to 1992; Corporate Analyst from 1988 to 1990.

     WALTER ROGERS has served as the Global Utility Focus Fund's Portfolio Manager since July 1993, and is primarily responsible for the Fund's day-to-day management. He has served as Vice President of MLAM since 1987.

     ANDREW BASCAND, ADRIAN HOLMES, GRACE PINEDA and STEVE SILVERMAN have served as the International Equity Focus Fund's Portfolio Managers since July 1993, and are primarily responsible for the Fund's day-to-day management. Andrew Bascand has been the director of MLAM, U.K. and Vice President of Merrill Lynch Global Asset Management Limited (MLGAM) since 1993; Chief Economist with A.M.P. Investment (NZ) in New Zealand from 1989 to 1993; Economic Adviser to the Chief

Economist of the Reserve Bank of New Zealand from 1987 to 1989; and Senior Research Officer of the Bank of England's International Department from 1986 to 1987. Adrian Holmes has been the Managing Director of MLAM, U.K. since 1993; Vice President from 1990 to 1993; and an employee since 1987. Grace Pineda and Steve Silverman have served as Vice Presidents of MLAM since 1989 and 1983, respectively.

     GRACE PINEDA has served as the Developing Capital Markets Focus Fund's Portfolio Manager since May 1994, and is primarily responsible for the Fund's day-to-day management. She has served as Vice President of MLAM since 1989.

     ROBERT PARISH has served as the Portfolio Manager of Global Bond Focus Fund (formerly, the World Income Focus Fund) since July 1993 and is primarily responsible for the Fund's day-to-day management. He served as Vice President of MLAM since 1991, and was Vice President and Senior Portfolio Manager for Templeton International from 1987 to 1991.

     FREDRIC LUTCHER has served as the Equity Growth Fund's Portfolio Manager since June 1990, and is primarily responsible for the Fund's day-to-day management. He has served as Vice President of MLAM since 1989.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     None of the Company's Funds has any obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Directors of the Company, the Investment Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. In placing orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transactions and difficulty of execution. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Company will not necessarily be paying the lowest spread or commission available.

     Under the Investment Company Act of 1940, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of the Company's portfolio securities unless an exemptive order allowing such transactions is obtained from the Securities and Exchange Commission. Affiliated persons of the Company may serve as its broker in over-the-counter transactions conducted on an agency basis.

During the year ended December 31, 1995, the Company engaged in 22 transactions pursuant to such order involving $82.1 million of securities. For the year ended December 31, 1995, the Company paid brokerage commissions of $5,789,335, of which $264,999 was paid to Merrill Lynch.

                               PURCHASE OF SHARES



     The Company continuously offers shares in each of its Funds to the Insurance Companies at prices equal to the respective per share net asset value of the Funds. Merrill Lynch Funds Distributor, Inc., a wholly owned subsidiary of the Investment Adviser, acts as the distributor of the shares. Net asset value is determined in the manner set forth below under 'Additional Information--Determination of Net Asset Value.'


     The Company and the Distributor reserve the right to suspend the sale of shares of each Fund in response to conditions in the securities markets or otherwise.

                              REDEMPTION OF SHARES

     The Company is required to redeem all full and fractional shares of the Funds for cash. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     It is the Company's intention to distribute substantially all of the net investment income, if any, of each Fund. For dividend purposes, net investment income of each Fund, other than the Domestic Money Market and Reserve Assets Funds, will consist of all payments of dividends or interest received by such Fund less the estimated expenses of such Fund (including fees payable to the Investment Adviser).

     Dividends from net investment income of the Global Bond Focus Fund are declared and reinvested monthly in additional full and fractional shares of the respective Funds at net asset value. Dividends from net investment income of the Global Utility Focus Fund are declared and reinvested quarterly in additional full and fractional shares of the Fund. Dividends from net investment income of the International Equity Focus, Basic Value Focus, Developing Capital Markets Focus and Equity Growth Funds are declared and reinvested at least annually in additional full and fractional shares of the respective Funds.

     All net realized long-term or short-term capital gains of the Company, if any, are declared and distributed annually after the close of the Company's fiscal year to the shareholders of the Fund or Funds to which such gains are attributable. Short-term capital gains are taxable as ordinary income.

TAX TREATMENT OF THE COMPANY

     Each Fund intends to continue to qualify as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the 'Code'). Under such provisions, a Fund will not be subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. One of the requirements to qualify for treatment as a regulated investment company under the Code is that a Fund, among other things, derive less than 30% of its gross income in each taxable year from gains (without deduction of losses) from the sale or other disposition of stocks, securities and certain options, futures or forward contracts held for less than three months. This requirement may limit the ability of certain Funds to dispose of certain securities at times when management of the Company might otherwise deem such disposition appropriate or desirable.

     If a Fund earns original issue discount income in a taxable year which is not represented by correlative cash income, or if a Fund receives property rather than cash in payment of interest, shareholders will be allocated income greater than the amount of cash distributed to them. In addition, the Fund may have to dispose of securities and use the proceeds thereof to make distributions in amounts necessary to satisfy its distribution requirements under the Code.

TAX TREATMENT OF INSURANCE COMPANIES AS SHAREHOLDERS

     Dividends paid by the Company from its ordinary income and distributions of the Company's net realized capital gains are includable in the respective Insurance Company's gross income. Distributions of the Company's net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company's tax status. To the extent that income of the Company represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. See the Prospectus for the Contracts for a description of the respective Insurance Company's tax status and the charges which may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, the Company will send to the Insurance Companies a written notice required by the Code designating the amount and character of any distributions made during such year.

                                PERFORMANCE DATA


     From time to time the average annual total return and yield of one or more of the Company's Funds for various specified time periods may be included in advertisements or information furnished by the Insurance Companies to present or prospective Contract owners. Average annual total return and yield are computed in accordance with formulas specified by the Securities and Exchange Commission. In connection with its reorganization on December 6, 1996, the Global Bond Focus Fund (i) acquired substantially all of the assets and assumed substantially all the liabilities of the International Bond Fund, a separate fund of the Company,
(ii) implemented a change in its investment objective and policies from seeking high current income from a global portfolio of fixed income securities, including non-investment grade securities, to seeking a high total investment return by investing in a global portfolio of investment grade fixed income securities and (iii) changed its name from the World Income Focus Fund to its current name. For the period from the commencement of the World Income Focus Fund's operations through its reorganization on December 6, 1996, the portfolio of the Fund included debt securities rated below investment grade (i.e., junk bonds).




     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.


     Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the offering price per share on the last day of the period. The yield for the 30-day period ending December 31, 1995 was 8.50% for the Global Bond Focus Fund.

     Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return and yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The yield and total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Separate Account level, which, if included, would decrease the yield.

     On occasion, one or more of the Company's Funds may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., or Variable Annuity Research Data Service or contained in publications such as Morningstar Publications, Inc., Chase Investment Performance Digest, Money Magazine, U.S. News & World Report, Business Week, Financial Services Weekly, Kiplinger Personal Finances, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine, Wall Street Journal, USA Today, Barrons, Strategic Insight, Donaghues, Investors Business Daily and Ibbotson Associates. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of each Fund is determined once daily by the Investment Adviser immediately after the declaration of dividends, if any, and is determined as of fifteen minutes following the close of trading on each day the New York Stock Exchange is open for business. The New York Stock Exchange is open on business days other than national holidays (except for Martin Luther King Day, when it is open) and Good Friday. The net asset value per share of each Fund other than the Domestic Money Market Fund is computed by dividing the sum of the value of the securities held by that Fund plus any cash or other assets (including interest and dividends accrued) minus all liabilities (including accrued expenses) by the total number of shares outstanding of that Fund at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily.


     Securities held by each Fund will be valued as follows: Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. When a Portfolio writes a call option, the amount of the premium received is recorded on the books as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options being traded in the over-the-counter market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

     The Company has used pricing services, including Merrill Lynch Securities PricingSM Service ('MLSPS'), to value bonds held by certain of the Company's Funds. The Board of Directors of the Company has examined the methods used by the pricing services in estimating the value of securities held by the Funds and believes that such methods will reasonably and fairly approximate the price at which those securities may be sold and result in a good faith determination of the fair value of such securities; however, there is no assurance that securities can be sold at the prices at which they are valued. During the year ended December 31, 1995, Global Utility Focus Fund and Global Bond Focus Fund paid MLSPS $38 and $4,613, respectively.


ORGANIZATION OF THE COMPANY

     The Company was incorporated on October 16, 1981. The Equity Growth Fund commenced operations on April 20, 1982. The Basic Value Focus, Global Bond Focus, Global Utility Focus and International Equity Focus Funds commenced operations on July 1, 1993. The Developing Capital Markets Focus Fund commenced operations on May 2, 1994. The authorized capital stock of the Company consists of 3,400,000,000 shares of Common Stock, par value $0.10 per share. The shares of Common Stock are divided into sixteen classes designated Merrill Lynch Reserve Assets Fund Common Stock, Merrill Lynch Prime Bond Fund Common Stock, Merrill Lynch High Current Income Fund Common Stock, Merrill Lynch Quality Equity Fund Common Stock, Merrill Lynch Equity Growth Fund Common Stock, Merrill Lynch Natural Resources Focus Fund Common Stock, Merrill Lynch American Balanced Fund Common Stock, Merrill Lynch Global Strategy Focus Fund Common Stock, Merrill Lynch Domestic Money Market Fund Common Stock, Merrill Lynch Basic Value Focus Fund Common Stock, Merrill Lynch Global Bond Focus Fund, Merrill Lynch Global Utility Focus Fund Common Stock, Merrill Lynch International Equity Focus Fund Common Stock, Merrill Lynch Developing Capital Markets Focus Fund Common Stock, Merrill Lynch Government Bond Fund Common Stock and Merrill Lynch Index 500 Common Stock, respectively. The Company may, from time to time, at the sole discretion of its Board of Directors and without the need to obtain the approval of its shareholders or of Contract Owners, offer and sell shares of one or more of such classes. Each class consists of 100,000,000 shares except for Domestic Money Market Fund Common Stock which consists of 1,300,000,000 shares, Reserve Assets Fund Common Stock which consists of 500,000,000 shares and Global Bond Focus Fund Common Stock and Global Strategy Focus Fund Common Stock, each of which consists of 200,000,000 shares. All shares of Common Stock have equal voting rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. Pursuant to the Investment Company Act of 1940 and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Company may not be binding on a class whose shareholders have not approved such matter. Each issued and outstanding share of a class is entitled to one vote and to participate equally in dividends and distributions declared with respect to such class and in net assets of such class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any class are entitled to redeem their shares as set forth under 'Redemption of Shares.' Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Company voting for the election of directors can elect all of the directors of the Company if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors. The Company does not intend to hold meetings of shareholders unless under the Investment Company Act of 1940 shareholders are required to act on any of the following matters: (i) election of directors;

(ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of the selection of independent accountants.


     MLLIC purchased $100 worth of shares of each of the Basic Value Focus, Global Bond Focus, Global Utility Focus and International Equity Focus Funds on June 28, 1993. MLLIC purchased, on July 1, 1993, $8,000,000 worth of shares of each of the Global Bond Focus Fund and International Equity Focus Fund and $2,000,000 worth of shares of each of the Basic Value Focus Fund and the Global Utility Focus Fund. MLLIC purchased, on May 2, 1994 and $8,000,000 worth of shares of the Developing Capital Markets Focus Fund. The organizational expenses of each of the Company's Funds are paid by the Investment Adviser. The Investment Adviser is reimbursed by MLLIC for all such expenses over a five-year period.


     In connection with a reorganization on December 6, 1996 conducted by the Company with respect to certain of its Funds, the Company, with the approval of the affected shareholders of the Funds, caused (i) Global Bond Focus Fund (a) to acquire substantially all of the assets and assume substantially all the liabilities of the International Bond Fund, a separate fund of the Company, (b) to implement a change in its investment objective and policies from seeking high current income from a global portfolio of fixed income securities, including non-investment grade securities, to seeking a high total investment return by investing in a global portfolio of investment grade fixed income securities and
(c) to change its name from the World Income Focus Fund to its current name.


INDEPENDENT AUDITORS

     Deloitte & Touche, LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Company. The selection of independent auditors is subject to annual ratification by the Company's shareholders.

CUSTODIAN

     The Bank of New York ('BONY'), 110 Washington Street, New York, New York 10286, acts as custodian of the Company's assets, except that Chase Manhattan Bank, N.A., Chase Metro Tech Center, Brooklyn,
New York 11245, acts as custodian for assets of the Company's Developing Capital Markets Focus Fund.

TRANSFER AND DIVIDEND DISBURSING AGENT


     Merrill Lynch Financial Data Services, Inc. ('MLFDS'), which is a wholly owned subsidiary of Merrill Lynch & Co., Inc., acts as the Company's transfer agent and is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. MLFDS will receive an annual fee of $5,000 per Fund and will be entitled to reimbursement of out-of-pocket expenses. Prior to June 1, 1990, BONY was the Company's transfer agent.


LEGAL COUNSEL


     Rogers & Wells, New York, New York, is counsel for the Company.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Company ends on December 31 of each year. The Company will send to its shareholders at least semi-annually reports showing the Funds' portfolio securities and other information. An annual report containing financial statements, audited by independent auditors, will be sent to shareholders each year.

ADDITIONAL INFORMATION

     This Prospectus does not contain all of the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission.


     The Statement of Additional Information, dated December 9, 1996, which forms a part of the Registration Statement, is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained without charge as provided on the cover page of this Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

                                   APPENDIX A

U.S. GOVERNMENT SECURITIES

     For temporary or defensive purposes, each of the Funds may invest in the various types of marketable securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

GOVERNMENT AGENCY SECURITIES

     For temporary or defensive purposes, each of the Funds may invest in government agency securities, which are debt securities issued by government sponsored enterprises, federal agencies and international institutions. Such securities are not direct obligations of the Treasury but involve government sponsorship or guarantees by government agencies or enterprises. The Funds may invest in all types of government agency securities currently outstanding or to be issued in the future.

DEPOSITORY INSTITUTIONS MONEY INSTRUMENTS

     For temporary or defensive purposes, each of the Funds may invest in depositary institutions money instruments, such as certificates of deposit, including variable rate certificates of deposit, bankers' acceptances, time deposits and bank notes. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks, savings banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals ('coupon dates'), based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Often, dealers selling variable rate certificates of deposit to the Funds agree to repurchase such instruments, at the Funds' option, at par on the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by the various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Funds are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit because variable rate certificates of deposit generally have a longer stated maturity than comparable fixed rate certificates of deposit.

     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.


     For temporary or defensive purposes, the Global Bond Focus Fund, Global Utility Focus Fund, International Equity Focus Fund and Developing Capital Markets Focus Fund may invest in certificates of deposit and bankers' acceptances issued by foreign branches or subsidiaries of U.S. banks ('Eurodollar' obligations) or U.S. branches or subsidiaries of foreign banks ('Yankeedollar' obligations). The Fund may invest only in Eurodollar obligations which by their terms are general obligations of the U.S. parent bank and meet the other criteria discussed below. Yankeedollar obligations in which the Fund may invest must be issued by U.S. branches or subsidiaries of foreign banks which are subject to state or federal banking regulations in the U.S. and by their terms must be general obligations of the foreign parent. In addition, the Fund will limit its investments in Yankeedollar obligations to obligations issued by banking institutions with more than $1 billion in assets.

     For temporary or defensive purposes, the Global Bond Focus Fund, Global Utility Focus Fund, International Equity Focus Fund and Developing Capital Markets Focus Fund may also invest in U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as certificates of deposit, bankers' acceptances, time deposits and deposit notes. The obligations of such foreign branches and subsidiaries may be the general obligation of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation.

     Except as otherwise provided above with respect to investment in Yankeedollar and other foreign bank obligations no Fund may invest in any bank money instrument issued by a commercial bank or a savings and loan association unless the bank or association is organized and operating in the United States, has total assets of at least $1 billion and its deposits are insured by the Federal Deposit Insurance Corporation (the 'FDIC'); provided that this limitation shall not prohibit the investment of up to 10% of the total assets of a Fund (taken at market value at the time of each investment) in certificates of deposit issued by banks and savings and loan associations with assets of less than $1 billion if the principal amount of each such certificate of deposit is fully insured by the FDIC.

SHORT-TERM DEBT INSTRUMENTS

     For temporary or defensive purposes, each of the Funds may invest in commercial paper (including variable amount master demand notes and insurance company funding agreements), which refers to short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs and by trusts issuing asset-backed commercial paper. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender may not sell or otherwise transfer the note without the borrower's consent. Such notes provide that the interest rate on the amount outstanding is adjusted periodically, typically on a daily basis, in accordance with a stated short-term interest rate benchmark. Because the interest rate of a variable amount master note is adjusted no less often than every 60 days and since repayment of the note may be demanded at any time, the Investment Adviser values such a note in accordance with the amortized cost basis described under 'Determination of Net Asset Value' in the Statement of Additional Information.

     For temporary or defensive purposes, the Global Bond Focus Fund, Global Utility Focus Fund, International Equity Focus Fund and Developing Capital Markets Focus Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described in the Statement of Additional Information in connection with investments in Eurodollar, Yankeedollar and foreign bank obligations.

REPURCHASE AGREEMENTS

     Repurchase Agreements; Purchase and Sale Contracts. Each Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. government) at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed yield for the Fund insulated from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System, a primary dealer in U.S. government securities or an affiliate thereof. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement and generally do not require the seller to provide additional securities in the event of a decline in the market value of the purchased security during the term of the agreement. In all instances, the Fund takes possession of the underlying securities when investing in repurchase agreements or purchase and sale contracts. If the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. Repurchase agreements maturing in more than seven days will be considered 'illiquid securities.'


DESCRIPTION OF CORPORATE BOND RATINGS

     Moody's Investors Service, Inc.:

          Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt-edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa--Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded both during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any period of time may be small.

          Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

          C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Standard & Poor's Corporation:

          AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

          AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

          A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

          BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

          BB--B--CCC--CC--Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          NR--Not rated by the indicated rating agency.

     Plus (+) or Minus (-): The ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PORTFOLIO STRATEGIES INVOLVING OPTIONS, FUTURES AND FOREIGN EXCHANGE
TRANSACTIONS

     Options on Portfolio Securities. Each of the Basic Value Focus, Global Bond Focus, Global Utility Focus, International Equity Focus, Equity Growth and

Developing Capital Markets Focus Funds may from time to time sell ('write') covered call options on its portfolio securities in which it may invest and may engage in closing purchase transactions with respect to such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy particular securities held by the Fund at a specified future date and at a price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Basic Value Focus Fund may not write covered call options on underlying securities exceeding 15% of the value of its total assets.

     Each of the Global Bond Focus, Global Utility Focus, International Equity Focus and Developing Capital Markets Focus Funds also may write put options, which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. A Fund will write only covered put options which means that so long as the Fund is obligated as the writer of the option, it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. A Fund may engage in closing transactions in order to terminate put options that it has written.

     The Global Bond Focus, Global Utility Focus, International Equity Focus and Developing Capital Markets Focus Funds may purchase put options on portfolio securities. In return for payment of a premium, the purchase of a put option gives the holder thereof the right to sell the security underlying the option to another party at a specified price until the put option is closed out, expires or is exercised. Each Fund will only purchase put options to seek to reduce the risk of a decline in value of the underlying security. The total return on the security may be reduced by the amount of the premium paid for the option by the Fund. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.

     In certain circumstances, a Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Each of the Funds may engage in options transactions on exchanges and in the over-the-counter ('OTC') markets. In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with terms negotiated by the buyer and seller. See 'Over-the-Counter Options' below for information as to restrictions on the use of OTC options.

     Options on Stock Indices. The Global Bond Focus, International Equity Focus and Developing Capital Markets Focus Funds may purchase and write call options and put options on stock indices traded on a national securities exchange to seek to reduce the general market risk of their securities or specific industry sectors which the Fund invests in. Options on indices are similar to options on securities except that, on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Funds may invest in index options based on a broad market index, e.g., the S&P 500, or on a narrow index representing an industry or market segment, e.g., the Amex Oil & Gas Index. The effectiveness of a hedge employing stock index options will depend primarily on the degree of correlation between movements in the value of the index underlying the option and in the portion of the portfolio being hedged. For further discussion concerning such options, see 'Risk Factors in Options, Futures and Currency Transactions' below and the Company's Statement of Additional Information.


     Stock Index and Financial Futures Contracts. The Global Bond Focus, International Equity Focus and Developing Capital Markets Focus Funds may purchase and sell stock index futures contracts and financial futures contracts to hedge their portfolios. The Funds may sell stock index futures contracts and financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Funds' securities portfolios that might otherwise result. When the Funds are not fully invested in the securities market and anticipate a significant market advance, they may purchase stock index or financial futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Funds intend to purchase. A stock index or financial futures contract is a bilateral agreement pursuant to which the Funds will agree to buy or deliver at settlement an amount of cash equal to a dollar multiplied by the difference between the value of a stock index or financial instrument at the close of the last trading day of the contract and the price at which the futures contract is originally entered into. The Funds may engage in transactions in stock index futures contracts based on broad market indexes or on indexes on industry or market segments. A Fund may effect transactions in stock index futures contracts in connection with the equity securities in which it invests and in financial futures contracts in connection with the debt securities in which it invests. As with stock index options, the effectiveness of the Funds' hedging strategies depends primarily upon the degree of correlation between movements in the value of the securities subject to the hedge and the index or securities underlying the futures contract. See 'Risk Factors in Options, Futures and Currency Transactions' below.


     Hedging Foreign Currency Risks. The Global Bond Focus, Global Utility Focus, International Equity Focus and Developing Capital Markets Focus Funds are authorized to deal in forward foreign exchange contracts between currencies of the different countries in which they will invest, including multinational currency units, as a hedge against possible variations in the foreign exchange rate between these currencies and the United States dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price at the time of the contract. The dealings of the Funds in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Funds accruing in connection with the purchase and sale of their portfolio securities, the sale and redemption of shares of the Funds or the payment of dividends and distributions by the Funds. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Funds will not speculate in forward foreign exchange. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Funds to hedge against a devaluation that is so generally anticipated that the Funds are not able to contract to sell the currency at a price above the devaluation level they anticipate.

     The Funds are also authorized to purchase or sell listed foreign currency options and foreign currency futures contracts as a hedge against possible adverse variations in foreign exchange rates. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on or before a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities (including securities denominated in multi-national currency units) owned by the Funds, sold by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds. As an illustration, the Funds may use such techniques to hedge the stated value in United States dollars of an investment in a Japanese yen-denominated security. In such circumstances, for example, the Funds may purchase a foreign currency put option enabling them to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Funds may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a 'straddle'). By selling such call option in this illustration, the Funds give up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.

     The Funds will not speculate in foreign currency options or futures. Accordingly, the Funds will not hedge a currency substantially in excess of the market value of the securities denominated in such currency which they own, the expected acquisition price of securities which they have committed or anticipate to purchase which are denominated in such currency, and, in the case of securities which have been sold by the Funds but not yet delivered, the proceeds thereof in its denominated currency. Further, if a security with respect to which a currency hedging transaction has been executed should subsequently decrease in value, the Funds will direct their custodian to segregate liquid, high-grade debt securities having a market value equal to such decrease in value, less any initial or variation margin held in the account of their broker.

     As in the case of forward foreign exchange contracts, employing currency futures and options in hedging transactions does not eliminate fluctuations in the market price of a security and such transactions preclude or reduce the opportunity for gain if the hedged currency should move in a favorable direction.

     Options on Futures Contracts. The Global Bond Focus, Global Utility Focus and International Equity Focus Funds may also purchase and write call and put options on futures contracts in connection with their hedging activities. Generally, these strategies are utilized under the same market conditions (i.e., conditions relating to specific types of investments) in which the Funds enter into futures transactions. The Funds may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decline in the equities markets or in the value of a foreign currency. Similarly, the Funds may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from appreciation of equity securities or in the currency in which securities which the Funds intend to purchase are denominated. Limitations on transactions in options on futures contracts are described below.

     Over-the-Counter Options. The Global Bond Focus, Global Utility Focus, International Equity Focus and Developing Capital Markets Focus Funds may engage in options transactions in the over-the-counter markets. In general, over-the-counter ('OTC') options are two-party contracts with price and terms negotiated by the buyer and seller, whereas exchange-traded options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options include put and call options on individual securities, cash settlement options on groups of securities, and options on currency. The Funds may engage in an OTC options transaction only if they are permitted to enter into transactions in exchange-traded options of the same general type. The Funds will engage in OTC options only with financial institutions which have a capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

     Restrictions on Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission applicable to the Company require that each of the Global Bond Focus, Global Utility Focus, International Equity Focus and Developing Capital Markets Focus Funds' futures transactions constitute bona fide hedging transactions or, with respect to non-hedging transactions, that the Fund not enter into such transactions, if, immediately thereafter, the sum of the amount of initial margin deposits on the respective Fund's existing non-hedging futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     When a Fund purchases a futures contract, a call option thereon or writes a put option, an amount of cash and cash equivalents will be deposited in a segregated account with the Company's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

     An order has been obtained from the Securities and Exchange Commission which exempts the Company from certain provisions of the Investment Company Act of 1940 in connection with transactions involving futures contracts and options thereon.


     Risk Factors in Options, Futures and Currency Transactions. A Fund's ability to effectively hedge all or a portion of its portfolio of securities through transactions in options on stock indices, stock index futures and financial futures depends on the degree to which price movements in the index underlying the hedging instrument correlates with price movements in the relevant portion of the securities portfolio. The securities portfolio will not duplicate the components of the index. As a result, the correlation will not be perfect. Consequently, a Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or securities and that the Fund would experience a loss on one position which is not completely offset by a gain on the other position. It is also possible that there may be a negative correlation between the index or securities underlying an option or futures contract in which a Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the securities and the hedging instrument. A Fund will invest in a hedging instrument only if, in the judgement of the Investment Adviser, there is expected to be a sufficient degree of correlation between movements in the value of the instrument and movements in the value of the relevant portion of the portfolio of securities for such hedge to be effective. There can be no assurance that the judgement will be accurate.


     Investment in stock index and currency futures, financial futures and options thereon entail the additional risk of imperfect correlation between movements in the futures price and the price of the underlying index or currency. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin and maintenance requirements, the liquidity of such markets and the participation of speculators in the futures market. However, the risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches.

     The Funds intend to enter into exchange-traded options and futures transactions only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in an option or futures contract.

PROSPECTUS
DECEMBER 9, 1996


                   MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 o PHONE NO. (609) 282-2800

                            ------------------------

    Merrill Lynch Variable Series Funds, Inc. (the 'Company') is an open-end management investment company which has a wide range of investment objectives among its sixteen separate funds. Shares of four of the funds are offered hereby (hereinafter referred to as the 'Funds' or individually as a 'Fund'). A separate class of common stock ('Common Stock') is issued for each Fund. The Company's investment adviser is Merrill Lynch Asset Management, L.P. (the 'Investment Adviser').

    The shares of the Funds are sold to certain insurance companies ('Insurance Companies'), including Insurance Companies owned by Merrill Lynch & Co., Inc., for certain separate accounts ('Separate Accounts') to fund benefits under variable life insurance contracts and/or variable annuities contracts ('Contracts') issued by the Insurance Companies. The Insurance Companies will redeem shares to the extent necessary to provide benefits under the respective Contracts or for such other purposes as may be consistent with the respective Contracts. The investment objectives of the Funds, each of whose name is preceded by 'Merrill Lynch,' are as follows:

        BASIC VALUE FOCUS FUND. Capital appreciation and, secondarily, income by investing in securities, primarily equities that management of the Fund believes are undervalued and therefore represent basic investment value.

        DOMESTIC MONEY MARKET FUND. Preservation of capital, liquidity and the highest possible current income consistent with the foregoing objectives by investing in short-term domestic money market securities.

        GLOBAL STRATEGY FOCUS FUND. High total investment return by investing primarily in a portfolio of equity and fixed-income securities of U.S. and foreign issuers.

        HIGH CURRENT INCOME FUND. As high a level of current income as is consistent with its investment policies and prudent investment management, and capital appreciation to the extent consistent with the foregoing objective. The Fund invests principally in fixed-income securities that are rated, in the lower rating categories of the established rating services or in unrated securities of comparable quality. For more information on the Funds' investment objectives and policies, please see 'Investment Objectives and Policies of the Funds,' page 7.

    THE DOMESTIC MONEY MARKET FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO. AN INVESTMENT IN THE DOMESTIC MONEY MARKET FUND IS NEITHER INSURED NOR

GUARANTEED BY THE U.S. GOVERNMENT. THE HIGH CURRENT INCOME FUND INVESTS OR MAY INVEST IN HIGH YIELD BONDS (COMMONLY KNOWN AS 'JUNK BONDS'), WHICH INVOLVE SPECIAL RISKS. SEE 'INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS--RISKS OF HIGH YIELD SECURITIES.'

                            ------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
      ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


    THIS PROSPECTUS SETS FORTH IN CONCISE FORM THE INFORMATION ABOUT THE COMPANY THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN THE COMPANY. INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. A STATEMENT CONTAINING ADDITIONAL INFORMATION ABOUT THE COMPANY HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN A STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 9, 1996, AND AVAILABLE ON REQUEST AND WITHOUT CHARGE BY CALLING OR WRITING THE COMPANY AT THE ADDRESS AND TELEPHONE NUMBER SET FORTH ABOVE. THE STATEMENT OF ADDITIONAL INFORMATION IS HEREBY INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.


                            ------------------------

               MERRILL LYNCH ASSET MANAGEMENT--INVESTMENT ADVISER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY BY THE FUND OR BY THE DISTRIBUTOR IN ANY STATE IN WHICH SUCH OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
Financial Highlights.......................................................................................      3
The Insurance Companies....................................................................................      7
Domestic Money Market Fund Yield Information...............................................................      7
Investment Objectives and Policies of the Funds............................................................      7
Directors..................................................................................................     17
Investment Adviser.........................................................................................     18
Portfolio Transactions and Brokerage.......................................................................     19
Purchase of Shares.........................................................................................     20
Redemption of Shares.......................................................................................     20
Dividends, Distributions and Taxes.........................................................................     20
Performance Data...........................................................................................     21
Additional Information.....................................................................................     22
Appendix A.................................................................................................    A-1

                              FINANCIAL HIGHLIGHTS

     The following table presents supplementary financial information with respect to each of the Company's Funds. With the exception of the six month period ending June 30, 1996, the information in the table has been audited by Deloitte & Touche LLP, independent auditors, in connection with their annual audits of the Company's financial statements. Financial statements for the year ended December 31, 1995 and the independent auditors' report thereon appear in the Statement of Additional Information. The information in the following table should be read in conjunction with the financial statements.

     The following per share data and ratios have been derived from information provided in the financial statements.


                                                               BASIC VALUE FOCUS FUND
                                      -------------------------------------------------------------------------
                                       FOR THE                                                       FOR THE
                                      SIX MONTHS                FOR THE YEAR ENDED                 PERIOD JULY
                                      ENDED JUNE                   DECEMBER 31,                    1, 1993+ TO
                                         30,         -----------------------------------------     DECEMBER 31,
                                         1996               1995                   1994                1993
                                      ----------     ------------------     ------------------     ------------
INCREASE (DECREASE) IN NET ASSET
  VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period...........................    $  13.10           $  11.10               $  10.95            $  10.00
                                       --------           --------               --------            --------
Investment income--net.............         .08                .18                    .17                 .04
Realized and unrealized gain (loss)
  on investments and foreign
  currency transactions--net.......        1.28               2.49                    .08                 .91
                                       --------           --------               --------            --------
Total from investment operations...        1.36               2.67                    .25                 .95
                                       --------           --------               --------            --------
Less dividends and distributions:
  Investment income--net...........        (.10)              (.19)                  (.10)                 --
  Realized gain on
    investments--net...............        (.72)              (.48)                    --                  --
                                       --------           --------               --------            --------
Total dividends and
  distributions....................        (.82)              (.67)                  (.10)                 --
                                       --------           --------               --------            --------
Net asset value, end of period.....    $  13.64           $  13.10               $  11.10            $  10.95
                                       --------           --------               --------            --------
                                       --------           --------               --------            --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share............................       11.03%#            25.49%                  2.36%               9.50%#

                                       --------           --------               --------            --------
                                       --------           --------               --------            --------
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................         .64%*              .66%                   .72%                .86%*
                                       --------           --------               --------            --------
                                       --------           --------               --------            --------
Investment income--net.............        1.33%*             1.68%                  2.08%               1.69%*
                                       --------           --------               --------            --------
                                       --------           --------               --------            --------
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands).......................    $397,189           $306,463               $164,307            $ 47,207
                                       --------           --------               --------            --------
                                       --------           --------               --------            --------
Portfolio turnover.................       37.28%             74.10%                 60.55%              30.86%
                                       --------           --------               --------            --------
                                       --------           --------               --------            --------
Average commission rate paid##.....    $  .0552                 --                     --                  --
                                       --------           --------               --------            --------
                                       --------           --------               --------            --------

------------
 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Commencement of Operations.
 # Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The average commission rate paid with respect to a fiscal year is calculated by dividing (i) the total dollar amount of commissions paid by the Fund during such fiscal year, by (ii) the total number of equity securities purchased and sold during such fiscal year for which commissions were paid by the Fund.

     Further information about each Fund's performance is contained in the Company's Annual Report, which can be obtained, without charge, upon request.

     The following per share data and ratios have been derived from information provided in the financial statements.


                                                                          DOMESTIC MONEY MARKET FUND
                                                ------------------------------------------------------------------------------
                                                   FOR THE                                                FOR THE PERIOD
                                                 SIX MONTHS      FOR THE YEAR ENDED DECEMBER 31,        FEBRUARY 20, 1992+
                                                    ENDED        --------------------------------         TO DECEMBER 31,
                                                JUNE 30, 1996      1995        1994        1993                1992
                                                -------------    --------    --------    --------    -------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........     $    1.00      $   1.00    $   1.00    $   1.00             $  1.00
                                                  ---------      --------    --------    --------             -------
Investment income--net.......................         .0248         .0547       .0386       .0302               .0302
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions--net..........................        (.0010)        .0012      (.0007)      .0005               .0013
                                                  ---------      --------    --------    --------             -------
Total from investment operations.............         .0238         .0559       .0379       .0307               .0315
                                                  ---------      --------    --------    --------             -------
Less dividends and distributions:
  Investment income--net.....................        (.0248)       (.0547)     (.0386)     (.0302)             (.0302)
  Realized gain on investments--net..........            --#       (.0002)         --      (.0005)             (.0010)
                                                  ---------      --------    --------    --------             -------
Total dividends and distributions............        (.0248)       (.0549)     (.0386)     (.0307)             (.0312)
                                                  ---------      --------    --------    --------             -------
Net asset value, end of period...............     $    1.00      $   1.00    $   1.00    $   1.00             $  1.00
                                                  ---------      --------    --------    --------             -------
                                                  ---------      --------    --------    --------             -------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........          4.95%*        5.65%       3.94%       3.10%               3.65%*
                                                  ---------      --------    --------    --------             -------
                                                  ---------      --------    --------    --------             -------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement...............           .54%*         .55%        .50%        .36%                .32%*
                                                  ---------      --------    --------    --------             -------
                                                  ---------      --------    --------    --------             -------
Expenses.....................................           .54%*         .55%        .57%        .63%                .88%*
                                                  ---------      --------    --------    --------             -------
                                                  ---------      --------    --------    --------             -------
Investment income--net, and realized gain
  (loss) on investments--net.................          4.97%*        5.50%       4.02%       3.03%               3.48%*
                                                  ---------      --------    --------    --------             -------
                                                  ---------      --------    --------    --------             -------
SUPPLEMENTAL DATA:

Net assets, end of period (in thousands).....     $ 275,604      $303,912    $363,199    $170,531             $41,128
                                                  ---------      --------    --------    --------             -------
                                                  ---------      --------    --------    --------             -------

------------------

   *  Annualized.
  **  Total investment returns exclude insurance-related fees and expenses.
   +  Commencement of Operations.
   #  Amount is less than $.0001 per share.


     Further information about each Fund's performance is contained in the Company's Annual Report, which can be obtained, without charge, upon request.

     The following per share data and ratios have been derived from information provided in the financial statements.

                                                                 GLOBAL STRATEGY FOCUS FUND#
                                               ----------------------------------------------------------------
                                                                                                     FOR THE
                                                FOR THE                                               PERIOD
                                               SIX MONTHS              FOR THE YEAR ENDED          FEBRUARY 28,
                                                 ENDED                    DECEMBER 31,               1992+ TO
                                                JUNE 30,       ----------------------------------  DECEMBER 31,
                                                  1996           1995         1994         1993        1992
                                               ----------      --------     --------     --------  ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........    $   12.55      $  11.73     $  12.17     $  10.22    $  10.00
                                                ---------      --------     --------     --------    --------
Investment income--net......................          .18           .39          .30          .16         .13
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions--net.........................          .31           .82         (.48)        1.96         .13
                                                ---------      --------     --------     --------    --------
Total from investment operations............          .49          1.21         (.18)        2.12         .26
                                                ---------      --------     --------     --------    --------
Less dividends and distributions:
  Investment income--net....................         (.29)         (.39)        (.21)        (.17)       (.04)

  Realized gain on investments--net.........           --            --         (.04)          --          --
In excess of realized gain on
  investments--net..........................           --            --++       (.01)          --          --
                                                ---------      --------     --------     --------    --------
Total dividends and distributions...........         (.29)         (.39)        (.26)        (.17)       (.04)
                                                ---------      --------     --------     --------    --------
Net asset value, end of period..............    $   12.75      $  12.55     $  11.73     $  12.17    $  10.22
                                                ---------      --------     --------     --------    --------
                                                ---------      --------     --------     --------    --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........         4.03%##      10.60%       (1.46)%      21.03%       2.62%##
                                                ---------      --------     --------     --------    --------
                                                ---------      --------     --------     --------    --------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............          .71%*         .72%         .77%         .88%       1.25%*
                                                ---------      --------     --------     --------    --------
                                                ---------      --------     --------     --------    --------
Expenses....................................          .71%*         .72%         .77%         .88%       1.35%*
                                                ---------      --------     --------     --------    --------
                                                ---------      --------     --------     --------    --------
Investment income--net......................         2.87%*        3.33%        2.85%        2.41%       2.66%*
                                                ---------      --------     --------     --------    --------
                                                ---------      --------     --------     --------    --------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....    $ 550,528      $540,242     $515,407     $269,627    $ 15,527
                                                ---------      --------     --------     --------    --------
                                                ---------      --------     --------     --------    --------
Portfolio turnover..........................        80.64%        27.23%       21.03%       17.07%      14.47%
                                                ---------      --------     --------     --------    --------
                                                ---------      --------     --------     --------    --------
Average commission rate paid###.............    $   .0290            --           --           --          --
                                                ---------      --------     --------     --------    --------
                                                ---------      --------     --------     --------    --------

------------------
 * Annualized
 ** Total investment returns exclude insurance-related fees and expenses. + Commencement of Operations.
 ++ Amount is less than $.01 per share.

 # On December 6, 1996, the Global Strategy Focus Fund acquired substantially all of the assets and assumed substantially all the liabilities of the Flexible Strategy Fund, a separate Fund of the Company.


 ## Aggregate total investment return.


### For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The average commission rate paid with respect to a fiscal year is calculated by dividing (i) the total dollar amount of commissions paid by the Fund during such fiscal year, by (ii) the total number of equity securities purchased and sold during such fiscal year for which commissions were paid by the Fund.


     Further information about each Fund's performance is contained in the Company's Annual Report, which can be obtained, without charge, upon request.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)

     The following per share data and ratios have been derived from information provided in the financial statements.

                                                                   HIGH CURRENT INCOME FUND
                                ----------------------------------------------------------------------------------------------
                                FOR THE SIX
                                  MONTHS
                                   ENDED                               FOR THE YEAR ENDED DECEMBER 31,
                                 JUNE 30,       ------------------------------------------------------------------------------
                                   1996           1995       1994       1993      1992      1991     1990     1989      1988
                                -----------     --------   --------   --------   -------   ------   ------   -------   -------
INCREASE (DECREASE) IN NET
 ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period.......................   $   11.25      $  10.61   $  12.06   $  11.13   $ 10.23   $ 8.14   $10.21   $ 10.85   $ 10.55
                                 ---------      --------   --------   --------   -------   ------   ------   -------   -------
Investment income--net........         .52          1.09       1.05        .95      1.07     1.19     1.40      1.29      1.21
Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions--net............        (.11)          .65      (1.47)       .95       .90     2.10    (2.08)     (.64)      .20
                                 ---------      --------   --------   --------   -------   ------   ------   -------   -------
Total from investment
 operations...................         .41          1.74       (.42)      1.90      1.97     3.29     (.68)      .65      1.41
                                 ---------      --------   --------   --------   -------   ------   ------   -------   -------
Less dividends and
 distributions:
 Investment income--net.......        (.53)        (1.10)     (1.03)      (.97)    (1.07)   (1.20)   (1.39)    (1.29)    (1.11)
 Realized gain on
   investments--net...........          --            --         --         --        --       --       --        --        --
                                 ---------      --------   --------   --------   -------   ------   ------   -------   -------
Total dividends and
 distributions................        (.53)        (1.10)     (1.03)      (.97)    (1.07)   (1.20)   (1.39)    (1.29)    (1.11)
                                 ---------      --------   --------   --------   -------   ------   ------   -------   -------
Net asset value, end of
 period.......................   $   11.13      $  11.25   $  10.61   $  12.06   $ 11.13   $10.23   $ 8.14   $ 10.21   $ 10.85
                                 ---------      --------   --------   --------   -------   ------   ------   -------   -------
                                 ---------      --------   --------   --------   -------   ------   ------   -------   -------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share........................        3.73%#       17.21%     (3.59)%    17.84%    20.05%   43.00%   (7.63)%    6.14%    13.87%
                                 ---------      --------   --------   --------   -------   ------   ------   -------   -------
                                 ---------      --------   --------   --------   -------   ------   ------   -------   -------

RATIOS TO AVERAGE NET ASSETS:
Expenses......................         .53%*         .55%       .61%       .72%      .89%    1.10%    1.15%     1.22%     1.07%
                                 ---------      --------   --------   --------   -------   ------   ------   -------   -------
                                 ---------      --------   --------   --------   -------   ------   ------   -------   -------
Investment income--net........        9.40%*        9.92%      9.73%      8.62%    10.06%   12.49%   14.52%    11.98%    11.22%
                                 ---------      --------   --------   --------   -------   ------   ------   -------   -------
                                 ---------      --------   --------   --------   -------   ------   ------   -------   -------
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)...................   $ 383,818      $356,352   $255,719   $163,428   $26,343   $9,649   $8,106   $12,942   $13,960
                                 ---------      --------   --------   --------   -------   ------   ------   -------   -------
                                 ---------      --------   --------   --------   -------   ------   ------   -------   -------
Portfolio turnover............       28.32%        41.60%     51.88%     35.67%    28.21%   51.54%   26.43%    53.52%    33.91%
                                 ---------      --------   --------   --------   -------   ------   ------   -------   -------
                                 ---------      --------   --------   --------   -------   ------   ------   -------   -------
                                  HIGH CURRENT
                                  INCOME FUND
                                -----------------
                                   FOR THE YEAR
                                      ENDED
                                   DECEMBER 31,
                                 ----------------
                                 1987       1986
                                -------   -------
INCREASE (DECREASE) IN NET
 ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period.......................  $ 11.42   $ 11.39
                                -------   -------
Investment income--net........     1.23      1.25
Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions--net............     (.79)      .03
                                -------   -------
Total from investment
 operations...................      .44      1.28
                                -------   -------
Less dividends and
 distributions:
 Investment income--net.......    (1.23)    (1.25)
 Realized gain on
   investments--net...........     (.08)       --
                                -------   -------
Total dividends and
 distributions................    (1.31)    (1.25)
                                -------   -------

Net asset value, end of
 period.......................  $ 10.55   $ 11.42
                                -------   -------
                                -------   -------
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share........................     3.82%    11.74%
                                -------   -------
                                -------   -------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................     1.01%     1.12%
                                -------   -------
                                -------   -------
Investment income--net........    10.88%    10.65%
                                -------   -------
                                -------   -------
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)...................  $13,075   $12,577
                                -------   -------
                                -------   -------
Portfolio turnover............    56.07%    22.44%
                                -------   -------
                                -------   -------

------------
 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 # Aggregate total investment return.

     Further information about each Fund's performance is contained in the Company's Annual Report, which can be obtained, without charge, upon request.

                            THE INSURANCE COMPANIES

     The Company was organized to fund benefits under variable annuity and variable life Contracts issued by the Insurance Companies. Through this Prospectus, the Company is offering shares in four Funds to certain separate accounts (the 'Separate Accounts') of certain Insurance Companies to fund benefits under the Contracts. Those four Funds are: the Basic Value Focus Fund, Domestic Money Market Fund, Global Strategy Focus Fund, and High Current Income Fund. Through separate Prospectuses, the Company offers shares in some or all of its funds to certain other Separate Accounts of other Insurance Companies to fund benefits under variable life and variable annuity Contracts issued by them.

     The right of the Insurance Companies as shareholders should be distinguished from the rights of a Contract owner, which are set forth in the Contract. A Contract owner has no interest in the shares of a Fund, but only in the Contract. The Contract is described in the Prospectus for each Contract. That Prospectus describes the relationship between increases or decreases in the net asset value of shares of a Fund, and any distributions on such shares, and the benefits provided under a Contract. The Prospectus for the Contracts also describes various fees payable to the Insurance Companies and charges to the Separate Accounts made by the Insurance Companies with respect to the Contracts. Because shares of the Funds will be sold only to the Insurance Companies for the Separate Accounts, the terms 'shareholder' and 'shareholders' in this Prospectus refer to the Insurance Companies.

                  DOMESTIC MONEY MARKET FUND YIELD INFORMATION

     Set forth below is yield information for the Domestic Money Market Fund for the seven-day period ended December 31, 1995, computed to include and exclude realized and unrealized gains and losses, and information as to the compounded annualized yield, excluding gains and losses, for the same periods. The yield quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

                                                                                DOMESTIC MONEY
                                                                                 MARKET FUND
                                                                                --------------
Annualized Yield:
  Including gains and losses.................................................         5.28%
  Excluding gains and losses.................................................         5.28%
Compounded Annualized Yield..................................................         5.42%
Average maturity of portfolio at end of period...............................       79 days

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

INVESTMENT OBJECTIVES


     Each Fund of the Company has a different investment objective which it pursues through separate investment policies as described below. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. Each Fund is classified as 'diversified,' as defined in the Investment Company Act of 1940 (the 'Investment Company Act'), except for the Global Strategy Focus Fund, which is classified as 'nondiversified.' The investment objectives and classification of each Fund may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund affected. The investment objectives and policies of each Fund are discussed below.


     Fixed Income Security Ratings. No Fund other than the High Current Income Fund invests in fixed-income securities which are rated below investment grade (i.e., securities rated Ba or below by Moody's Investors Service, Inc. ('Moody's') or BB or below by Standard & Poor's Rating Group ('Standard & Poor's')). However, securities purchased by a Fund may subsequently be downgraded. Such securities may continue to be held and will be sold only if, in the judgement of the Investment Adviser, it is advantageous to do so. Securities in the lowest category of investment grade debt securities may have speculative characteristics which may lead to weakened capacity to pay interest and principal during periods of adverse economic conditions. See Appendix A for a fuller description of corporate bond ratings.


BASIC VALUE FOCUS FUND

     The investment objective of the Basic Value Focus Fund is to seek capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out of favor considerations. Particular emphasis is placed on securities which provide an above average dividend return and sell at a below-average price-earnings ratio.

     The investment policy of the Basic Value Focus Fund is based on the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of securities in favorable market climates and depress prices of securities in unfavorable climates. Based on this premise, management believes that favorable changes in market prices are more likely to begin when securities are out of favor, earnings are depressed, price-earnings ratios are relatively low, investment expectations are limited, and there is no real general interest in the particular security or industry involved. On the other hand, management believes that negative developments are more likely to occur when investment expectations are generally high, stock prices are advancing or have advanced rapidly, price-earnings ratios have been inflated, and the industry or issue continues to gain new investment acceptance on an accelerated basis. In other words, management believes that market prices of securities with relatively high price-earnings ratios are more susceptible to unexpected adverse developments while securities with relatively low price-earnings ratios are more favorably positioned to benefit from favorable, but generally unanticipated, events. This investment policy departs from traditional philosophy. Management of the Fund believes that the market risk involved in this policy is moderated somewhat by an emphasis on securities with above-average dividend returns.

     The current institutionally-dominated market tends to ignore, to some extent, the numerous secondary issues whose market capitalizations are below those of the relatively few larger size growth companies. It is expected that the Basic Value Focus Fund's portfolio generally will have significant representation in this secondary segment of the market. The basic orientation of the Fund's investment policies is such that at times a large portion of its common stock holdings may carry less than favorable research ratings from research analysts.

     Investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stocks. The Basic Value Focus Fund also may invest in preferred stocks and non-convertible debt securities rated investment grade and utilize covered call options with respect to portfolio securities as described below and in the Statement of Additional Information. It reserves the right as a defensive measure to hold other types of securities, including U.S. Government and Government agency securities, money market securities or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture, or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant. The Fund may invest up to 10% of its total assets, taken at market value at the time of acquisition, in the securities of foreign issuers.

DOMESTIC MONEY MARKET FUND

     The investment objectives of the Domestic Money Market Fund are to preserve shareholder capital, to maintain liquidity and to achieve the highest possible current income consistent with the foregoing objectives by investing in short-term domestic money market securities. The Fund will invest in short-term U.S. Government securities, U.S. Government agency securities, domestic depository institution money instruments (including certificates of deposit, bankers' acceptances, time deposits and bank notes), short-term debt securities (such as commercial paper and insurance company funding agreements), variable amount master demand notes, repurchase and reverse repurchase agreements of U.S. issuers and other money market instruments. As a matter of fundamental policy, which may be changed only with the approval of a majority of the Domestic Money Market Fund's outstanding voting securities, as defined in the Investment Company Act, the Fund may not purchase securities of foreign issuers (including Eurodollar or Yankeedollar bank obligations). U.S. Government securities may be purchased on a forward commitment basis. The types of money market securities in which the Domestic Money Market Fund may invest are described more fully in Appendix A to this Prospectus. The Domestic Money Market Fund will be subject to portfolio maturity, quality and diversification restrictions discussed below under 'Money Market Fund Portfolio Restrictions.'

GLOBAL STRATEGY FOCUS FUND


     The investment objective of the Global Strategy Focus Fund is to seek high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers. Total investment return consists of interest, dividends, discount accruals and capital changes, including changes in the value of non-dollar-denominated securities and other assets and liabilities resulting from currency fluctuations. Investing on an international basis involves special considerations. See 'Other Portfolio Strategies--Foreign Securities.'



     The Global Strategy Focus Fund seeks to achieve its objective by investing primarily in the securities of issuers located in the United States, Canada, Western Europe and the Far East. There are no prescribed limits on the geographical allocation of the Fund among these regions. Such allocation will be made primarily on the basis of the anticipated total return from investments in the securities of issuers wherever located, considering such factors as the condition and growth potential of the various economies and securities markets and the issuers domiciled therein, anticipated movements in interest rates in the various capital markets and in the value of foreign currencies relative to the U.S. dollar, tax considerations and economic, social, financial, national and political factors which may affect the climate for investing within such securities markets. When, in the judgement of the Investment Adviser, economic or market conditions warrant, the Fund reserves the right to concentrate its investments in one or more capital markets, including the United States. For additional information, concerning the risks of investing in foreign securities, see 'Other Portfolio Strategies--Foreign Securities.'


     The equity and convertible preferred securities in which the Global Strategy Focus Fund may invest are primarily securities issued by quality companies. Generally, the characteristics of such companies include a strong balance sheet, good financial resources, a satisfactory rate of return on capital, a good industry position and superior management.

     The corporate debt securities, including convertible debt securities, in which the Fund may invest will be primarily those rated BBB or better by Standard and Poor's or Baa or better by Moody's or of comparable quality. The Fund may also invest in debt obligations issued or guaranteed by sovereign governments, political subdivisions thereof (including states, provinces and municipalities) or their agencies or instrumentalities or issued or guaranteed by international organizations designated or supported by governmental entities to promote economic reconstruction or development ('supranational entities') such as the International Bank for Reconstruction (the 'World Bank') and the European Coal and Steel Community. Investments in securities of supranational entities are subject to the risk that member governments will fail to make required capital contributions and that a supranational entity will thus be unable to meet its obligations.

     When market or financial considerations warrant, the Global Strategy Focus Fund may invest as a temporary defensive measure up to 100% of its assets in U.S. Government or Government agency securities issued or guaranteed by the United States Government or its agencies or instrumentalities, money market securities or other fixed income securities deemed by the Investment Adviser to be consistent with a defensive posture, or may hold its assets in cash.


     The Global Strategy Focus Fund may write covered call options and purchase put options on its portfolio securities for the purpose of generating incremental income or hedging its securities against market risk. The Fund may seek to hedge its non-dollar-denominated securities and other assets and liabilities against adverse currency fluctuations by writing call options and purchasing put options on currency, purchasing or selling futures contracts and futures contract options on currency and entering into forward foreign exchange transactions in currency. See 'Other Portfolio Strategies--Portfolio Strategies Involving Options, Futures and Foreign Exchange Transactions.'


HIGH CURRENT INCOME FUND

     The primary investment objective of the High Current Income Fund is to obtain the highest level of current income that is consistent with the investment policies of the Fund and with prudent investment management. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective.

     The High Current Income Fund seeks high current income by investing principally in fixed-income securities that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by Standard and Poor's), or in unrated securities of comparable quality. Securities rated below Baa by Moody's and below BBB by Standard and Poor's are commonly known as 'junk bonds.' Additional information regarding various bond ratings is set forth in Appendix A to the Prospectus. The market price of fixed-income securities such as those purchased by the Fund is affected by changes in interest rates generally. As interest rates rise, the market value of fixed-income securities will fall, adversely affecting the net asset value of the Fund.

     Although they can be expected to provide higher yields, lower-rated securities such as those purchased by the Fund may be subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated fixed-income securities. Such securities are generally issued by corporations which are not as financially secure or as creditworthy as issuers of higher-rated securities. There is, accordingly, a greater risk that the issuers of higher-yielding securities will not be able to pay principal and interest on such securities, especially during periods of adverse economic conditions. Because investment in such high-yield securities entails relatively greater risk of loss of income or principal, an investment in the High Current Income Fund may not be appropriate as the exclusive investment to fund the Contracts for all Contract Owners. See 'Risks of High Yield Securities.'

     Selection and supervision by the management of the Company of investments in lower-rated fixed-income securities involves continuous analysis of individual issuers, general business conditions and other factors which may be too time consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The analysis of issuers may include, among other things, historic and current financial condition, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. While the Investment Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Investment Adviser performs its own independent credit analysis of issuers and consequently, the Fund may invest, without limit, in unrated securities if such securities offer, in the opinion of the Investment Adviser, a relatively high yield without undue risk. As a result, the High Current Income Fund's ability to achieve its investment objective may depend to a greater extent on the Investment Adviser's own credit analysis than the Funds which invest in higher-rated securities. Although the High Current Income Fund will invest primarily in lower-rated securities, it will not invest in securities rated Ca or lower by Moody's and CC or lower by Standard and Poor's unless the Investment Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings. However, securities purchased by the Fund may subsequently be downgraded. Such securities may continue to be held and will be sold only if, in the judgement of the Investment Adviser, it is advantageous to do so.


     When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated securities if the Investment Adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield.


     The securities in the Fund will be varied from time to time depending upon the judgement of management as to prevailing conditions in the economy and the securities markets and the prospects for interest rate changes among different categories of fixed-income securities. It is anticipated that under normal circumstances more than 90% of the Fund's assets will be invested in fixed-income securities, including convertible and non-convertible debt securities and preferred stock. Although it is expected that, in general, the Fund will not invest in common stocks, rights or other equity securities, it will acquire or hold such securities (if consistent with the objectives of the Fund) when such securities are acquired in unit offerings with fixed-income securities or in connection with an actual or proposed conversion or exchange of fixed-income securities. In addition, under unusual market or economic conditions, the High Current Income Fund for defensive purposes may invest up to 100% of its assets in U.S. Government or Government agency securities, money market securities or other fixed income securities deemed by the Investment Adviser to be consistent with a defensive posture, or may hold its assets in cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

     The table below shows the average monthly dollar-weighted market value, by Standard and Poor's rating category, of the securities held by the Fund during the year ended December 31, 1995.

                                                                                      % MARKET
                                                                                       VALUE
                                                                             % NET    CORPORATE
                                 RATING*                                     ASSETS    BONDS
--------------------------------------------------------------------------   -----    --------
BBB.......................................................................    2.5%        2.6%
BB........................................................................   32.1        34.0
B.........................................................................   50.0        53.0
CCC.......................................................................    2.1         2.4
NR**......................................................................    7.2         8.0
                                                                                      --------
                                                                                        100.0%

------------------
* A description of corporate bond ratings of Standard & Poor's is set forth in Appendix A to the Prospectus.

** Bonds which are not rated by Standard & Poor's. Such bonds may be rated by nationally recognized statistical rating organizations other than Standard & Poor's, or may not be rated by any other organizations.

NON-DIVERSIFIED FUNDS

     The Global Strategy Focus Fund is classified as a non-diversified investment company under the Investment Company Act. However, the Fund will have to limit its investments to the extent required by the diversification requirements applicable to regulated investment companies under the Internal

Revenue Code. To qualify as a regulated investment company, a Fund, at the close of each fiscal quarter, may not have more than 25% of its total assets invested in the securities (except obligations of the U.S. Government, its agencies or instrumentalities) of any one issuer and with respect to 50% of its assets, (i) may not have more than 5% of its total assets invested in the securities of any one issuer and (ii) may not own more than 10% of the outstanding voting securities of any one issuer.

INVESTMENT RESTRICTIONS

     The Company has adopted a number of restrictions and policies relating to the investment of its assets and its activities which are fundamental policies and may not be changed without the approval of the holders of the Company's outstanding voting securities (including a majority of the shares of each Fund). Investors are referred to the Statement of Additional Information for a complete description of such restrictions and policies.

MONEY MARKET FUND PORTFOLIO RESTRICTIONS

     For purposes of the investment policies of the Domestic Money Market Fund, the Company defines short-term money market securities as securities having a maturity of no more than 762 days (25 months) in the case of U.S. Government and agency securities and no more than 397 days (13 months) in the case of all other securities. Management of the Company expects that substantially all the assets of the Domestic Money Market Fund will be invested in securities maturing in less than one year, but at times some portion may have maturities of up to 25 months. For these purposes, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is adjusted. The dollar-weighted average maturity of the Fund's portfolio assets will not exceed 90 days.

     The Domestic Money Market Fund's investments in short-term debt and depository institution money instruments will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short-term debt obligations by a nationally recognized statistical rating organization (an 'NRSRO') or, if not rated, will be of comparable quality as determined by the Directors of the Company. The Fund's investments in corporate bonds and debentures (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers which have received from an NRSRO a rating, with respect to a class of short-term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short-term obligations or, if not rated, are of comparable quality as determined by the Directors of the Company. Currently, there are six NRSROs: Duff & Phelps Inc., Fitch Investors Services, Inc., IBCA Limited and its affiliate IBCA Inc., Moody's, Standard & Poor's and Thomson BankWatch.


     A regulation of the Securities and Exchange Commission (the 'SEC') limits investments by the Domestic Money Market Fund in securities issued by any one issuer (other than the U.S. Government, its agencies or instrumentalities) ordinarily to not more than 5% of its total assets, or in the event that such securities do not have the highest rating, not more than 1% of its total assets. In addition, this regulation requires that not more than 5% of the Fund's total assets be invested in securities that have a rating lower than the highest rating.

OTHER PORTFOLIO STRATEGIES

     Restricted Securities. Each of the Funds is subject to limitations on the amount of illiquid securities they may purchase; however, each Fund may purchase without regard to that limitation certain securities that are not registered under the Securities Act of 1933, as amended (the 'Securities Act'), including
(a) commercial paper exempt from registration under Section 4(2) of the Securities Act, and (b) securities that can be offered and sold to 'qualified institutional buyers' under Rule 144A under the Securities Act, provided that the Company's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities sold under Rule 144A which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

     Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Funds' investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

     Indexed and Inverse Securities. A Fund may invest in securities whose potential return is based on the change in particular measurements of value or rate (an 'index'). As an illustration, a Fund may invest in a security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain of the Funds may invest in securities the potential return of which is based inversely on the change in an index. For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices.

     Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Company believes that indexed and inverse securities may provide portfolio management flexibility that permits a Fund to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

     Foreign Securities. The Basic Value Focus, Global Strategy Focus and High Current Income Funds may invest in securities of foreign issuers. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations and risks which are not ordinarily associated with investing in domestic issuers. These considerations and risks include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. If it should become necessary, a Fund could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs in foreign securities may be higher. The operating expense ratio of a Fund investing in foreign securities can be expected to be higher than that of an investment company investing exclusively in United States securities because the expenses of the Fund, such as custodial costs, are higher. In addition, net investment income earned by a Fund on a foreign security may be subject to withholding and other taxes imposed by foreign governments which will reduce a Fund's net investment income. The Investment Adviser will consider these and other factors before investing in foreign securities, and will not make such investments unless, in its opinion, such investments will meet the standards and objectives of a particular Fund. No Fund which may invest in foreign securities will concentrate its investments in any particular country. The Global Strategy Focus Fund may from time to time be substantially invested in non-dollar-denominated securities of foreign issuers. A Fund's return on investments in non-dollar-denominated securities may be reduced or enhanced as a result of changes in foreign currency rates during the period in which the Fund holds such investments. Each Fund other than the Basic Value Focus and Global Strategy Focus Funds will purchase only securities issued in dollar denominations.

     Each of the Funds which is permitted to invest in foreign securities may from time to time invest in securities of foreign issuers in smaller capital markets. Foreign investments in smaller capital markets involve risks not involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. These risks are often heightened for investments in small capital markets. Because a Fund which invests in foreign securities will invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as United States investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments which could affect investment in those countries. In addition, certain foreign investments may be subject to foreign withholding taxes.

     There may be less publicly available information about an issuer in a smaller capital market than would be available about a United States company, and it may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States companies. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable in certain capital markets.

     Smaller capital markets, while often growing in trading volume, have substantially less volume than United States markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable United States companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in a Fund which invests in these markets incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of such a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

     As a result, management of a Fund which invests in foreign securities may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

     Certain of the Funds may invest in debt securities issued by foreign governments. Investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

     As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Government obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which a Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements.

     Some countries with smaller capital markets prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals.

     In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the Investment Company Act restricts a Fund's investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.

     Lending of Portfolio Securities. Each Fund of the Company may from time to time lend securities (but not in excess of 20% of its total assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which, while the loan is outstanding, will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund.

     Forward Commitments. Each of the Funds may purchase securities on a when-issued basis, and they may purchase or sell such securities for delayed delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase price. A Fund entering into such transactions will maintain a segregated account with its custodian of cash or liquid, high-grade debt obligations in an aggregate amount equal to the amount of its commitments in connection with such delayed delivery and purchase transactions.

     Standby Commitment Agreements. The High Current Income Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will at all times maintain a segregated account with its custodian of cash or liquid equity or debt securities in an amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price.


     Portfolio Strategies Involving Options, Futures and Foreign Exchange Transactions. The Basic Value Focus and Global Strategy Focus Funds may use certain derivative instruments, including options and futures contracts, and may purchase and sell foreign exchange. Transactions involving such instruments expose a Fund to certain risks. Each Fund's use of these instruments and the associated risks are described in detail in Appendix A attached to this Prospectus.

RISKS OF HIGH YIELD SECURITIES


     The High Current Income Fund may invest a substantial portion of its assets in high yield, high risk securities or junk bonds, which are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During recessionary periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. While the high yield securities in which the High Current Income Fund may invest normally do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

     In an effort to minimize the risk of issuer default or bankruptcy, the High Current Income Fund will diversify its holdings among many issuers. However, there can be no assurance that diversification will protect the Fund from widespread defaults brought about by a sustained economic downturn.


     High yield securities tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on their prices and yields than on higher-rated fixed-income securities. Zero coupon bonds and bonds which pay interest and/or principal in additional bonds rather than in cash are especially volatile. Like higher-rated fixed-income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in this market, which may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for such bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices the High Current Income Fund receives for its junk bonds to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgement may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.


     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds,

particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely the net asset value of the High Current Income Fund. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

     Sovereign Debt. The junk bonds in which the High Current Income Fund may invest include junk bonds issued by sovereign entities. Investment in such sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

     Holders of sovereign debt, including the High Current Income Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies available to the Fund and there can be no assurance the Fund will be able to collect on defaulted sovereign debt in whole or in part.

INSURANCE LAW RESTRICTIONS

     In order for shares of the Company's Funds to remain eligible investments for the Separate Accounts, it may be necessary, from time to time, for a Fund to limit its investments in certain types of securities in accordance with the insurance laws or regulations of the various states in which the Contracts are sold.

     The New York insurance law requires that investments of each Fund be made with the degree of care of an 'ordinarily prudent person.' In addition, each Fund has undertaken, at the request of the State of California Department of Insurance, to observe certain investment related requirements of the Insurance

Code of the State of California. The Investment Adviser believes that compliance with these standards will not have any negative impact on the performance of any of the Funds.

OTHER CONSIDERATIONS

     The Investment Adviser will use its best efforts to assure that each Fund of the Company complies with certain investment limitations of the Internal Revenue Service to assure favorable income tax treatment for the Contracts. It is not expected that such investment limitations will materially affect the ability of any Fund to achieve its investment objective.

                                   DIRECTORS

     The Directors of the Company consist of six individuals, five of whom are not 'interested persons' of the Company as defined in the Investment Company Act. The Directors of the Company are responsible for the overall supervision of the operations of the Company and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The Board of Directors elects officers of the Company annually.

     The Directors of the Company and their principal employment are as follows:

          ARTHUR ZEIKEL*--President of the Investment Adviser and its affiliate, Fund Asset Management, L.P. ('FAM'); President and Director of Princeton Services, Inc. ('Princeton Services'); Executive Vice President of Merrill Lynch & Co., Inc. ('ML&Co.'); and Director of Merrill Lynch Funds Distributor, Inc. (the 'Distributor').

          WALTER MINTZ--Special Limited Partner of Cumberland Partners (investment partnership).


          MELVIN R. SEIDEN--Director of Silbanc Properties, Ltd. (real estate, consulting and investments).



          STEPHEN B. SWENSRUD--Chairman of Fernwood Associates (financial consultants).


          JOE GRILLS--Member of the Committee on Investment of Employee Benefit Assets of the Financial Executives Institute ('CIEBA'); Member of CIEBA's Executive Committee; and Member of the Investment Advisory Committee of the State of New York Common Retirement Fund.

          ROBERT S. SALOMON, JR.--Principal of STI Management (investment adviser).
------------------

* Interested person, as defined in the Investment Company Act, of the Company.

                               INVESTMENT ADVISER


     Merrill Lynch Asset Management L.P., an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., is the investment adviser for the Fund. The general partner of the Investment Adviser is Princeton Services, Inc., a wholly owned subsidiary of Merrill Lynch & Co., Inc. The principal address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: Box 9011, Princeton, New Jersey 08543-9011). The Investment Adviser or its affiliate, Fund Asset Management, L.P. ('FAM'), acts as the investment adviser for over 130 other registered investment companies. The Investment Adviser also offers portfolio management and portfolio analysis services to individuals and institutions. In the aggregate, as of October 31, 1996, MLAM and FAM had a total of approximately $217.6 billion in investment company and other portfolio assets under management including accounts of certain affiliates of FAM.


     While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Company, the Investment Advisory Agreements provide that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Funds and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser provides the portfolio managers for the Funds, who consider information from various sources, make the necessary investment decisions and effect transactions accordingly. The Investment Adviser is also obligated to perform certain administrative and management services for the Company (certain of which it may delegate to third parties) and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreements. The Investment Adviser has access to the full range of the securities and economic research facilities of Merrill Lynch.

     During the Company's fiscal year ended December 31, 1995, the advisory fees expense incurred by the Company totalled $21,376,742, of which $1,414,380 related to the Basic Value Focus Fund (representing .60% of its average net assets), $1,598,551 related to the Domestic Money Market Fund (representing .50% of its average net assets), $3,348,535 related to the Global Strategy Focus Fund (representing .65% of its average net assets), and $1,551,098 related to the High Current Income Fund (representing .50% of its average net assets).


     During the Company's fiscal year ended December 31, 1995, the total operating expenses of the Company's Funds (including the advisory fees paid to the Investment Adviser), before reimbursement of a portion of such expenses, were as follows: $1,565,649 related to the Basic Value Focus Fund (representing
 .66% of its average net assets), $1,768,774 related to the Domestic Money Market Fund (representing .55% of its average net assets), $3,719,425 related to the

Global Strategy Focus Fund (representing .72% of its average net assets), and $1,727,859 related to the High Current Income Fund (representing .55% of its average net assets).



     The Investment Advisory Agreements require the Investment Adviser to reimburse the Company's Funds if and to the extent that in any fiscal year the operating expenses of each Fund exceed the most restrictive expense limitations then in effect under any state securities laws or published regulations thereunder. Prior to the enactment of the National Securities Market Improvement Act of 1996 on October 11, 1996 (the "Improvement Act"), the most restrictive expense limitation required the Investment Adviser to reimburse expenses which exceed 2.5% of each Fund's first $30 million of average daily net assets, 2.0% of its average daily net assets in excess of $30 million but less than $100 million, and 1.5% of its average daily net assets in excess of $100 million. Expenses for this purpose include the Investment Adviser's fee but exclude interest, taxes, brokerage fees and commissions and extraordinary charges, such as litigation. As a result of the Improvement Act, the Investment Adviser will no longer be subject to the foregoing expense limitation.

     The Investment Adviser and Merrill Lynch Life Agency, Inc. ('MLLA') have entered into two agreements which limit the operating expenses paid by each Fund in a given year to 1.25% of its average daily net assets (the

'Reimbursement Agreements'), which is less than the expense limitations imposed by state securities laws or published regulations thereunder. The reimbursement agreements, dated April 30, 1985 and February 11, 1992, provide that any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Investment Adviser which, in turn, will be reimbursed by MLLA. See 'Investment Advisory Arrangements' in the Statement of Additional Information. MLLA sells certain Contracts described in the Prospectus for such Contracts.

     The Investment Adviser has entered into administrative services agreements with certain Insurance Companies, including Insurance Companies owned by ML&Co., pursuant to which the Investment Adviser compensates such companies for administrative responsibilities relating to the Company which are performed by such Insurance Companies.

CODE OF ETHICS

     The Board of Directors of the Company has adopted a Code of Ethics under Rule 17j-1 of the Act which incorporates the Code of Ethics of the Investment Adviser (together, the 'Codes'). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a 'hot' initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading 'blackout periods' which prohibit trading by investment personnel of the Company within periods of trading by the Company in the same (or equivalent) security (15 or 30 days depending upon the transaction).

PORTFOLIO MANAGERS

     The following is information with respect to the Portfolio Managers for each of the Company's Funds.

     Kevin Rendino has served as the Basic Value Focus Fund's Portfolio Manager since July 1993, and is primarily responsible for the Fund's day-to-day management. He has served as Vice President of MLAM since December 1993; Senior Research Analyst from 1990 to 1992; Corporate Analyst from 1988 to 1990.


     Jacqueline Rogers has served as the Domestic Money Market Fund's Portfolio Manager since October 1996, and is primarily responsible for the Fund's day-to-day management. She has served as Vice President of MLAM since January 1986.


     Thomas R. Robinson has served as the Global Strategy Focus Fund's Portfolio Manager since November 1995, and is primarily responsible for the Fund's day-to-day management. He has served as a Senior Portfolio Manager of MLAM since November 1995.

     Aldona Schwartz has served as the High Current Income Fund's Portfolio Manager since July 1993, and is primarily responsible for the Fund's day-to-day management. She has served as Vice President of MLAM since 1991 and an employee of the Investment Adviser since 1986.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     None of the Company's Funds has any obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Directors of the Company, the Investment Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. In placing orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transactions and difficulty of execution. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Company will not necessarily be paying the lowest spread or commission available.

     Under the Investment Company Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of the Company's portfolio securities unless an exemptive order allowing such transactions is obtained from the SEC. Affiliated persons of the Company may serve as its broker in over-the-counter transactions conducted on an agency basis. The SEC has issued an order permitting the Company to conduct certain principal transactions with respect to the Domestic Money Market Fund with Merrill Lynch Government Securities Inc. and Merrill Lynch Money Markets Inc. in U.S. Government and government agency securities, and certain other money market securities, subject to certain terms and conditions. During the year ended December 31, 1995, the Company engaged in 22 transactions pursuant to such order involving $82.1 million of securities. For the year ended December 31, 1995, the Company paid brokerage commissions of $5,789,335, of which $264,999 was paid to Merrill Lynch.

                               PURCHASE OF SHARES


     The Company will offer shares in the Funds, without sales charge, only for purchase by the Insurance Companies for the Separate Accounts to fund benefits under the Contracts. The Company continuously offers shares in each of its Funds to the Insurance Companies at prices equal to the respective per share net asset value of the Funds. Merrill Lynch Funds Distributor, Inc., a wholly owned subsidiary of the Investment Adviser, acts as the distributor of the shares. Net asset value is determined in the manner set forth below under 'Additional Information--Determination of Net Asset Value.'


     The Company and the Distributor reserve the right to suspend the sale of shares of each Fund in response to the conditions in the securities markets or otherwise.

                              REDEMPTION OF SHARES

     The Company is required to redeem all full and fractional shares of the Funds for cash. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     It is the Company's intention to distribute substantially all of the net investment income, if any, of each Fund. For dividend purposes, net investment income of each Fund, other than the Domestic Money Market Fund, will consist of all payments of dividends or interest received by such Fund less the estimated expenses of such Fund (including fees payable to the Investment Adviser).

     Dividends on the Domestic Money Market Fund are declared and reinvested daily (as of June 1, 1996, declared daily and reinvested monthly) in additional full and fractional shares of such Fund. Dividends from net investment income of the High Current Income Fund are declared and reinvested monthly in additional full and fractional shares of the respective Funds at net asset value. Dividends from net investment income of the Basic Value Focus and Global Strategy Focus Funds are declared and reinvested at least annually in additional full and fractional shares of the respective Funds.

     All net realized long-term or short-term capital gains of the Company, if any, are declared and distributed annually after the close of the Company's fiscal year to the shareholders of the Fund or Funds to which such gains are attributable. Short-term capital gains are taxable as ordinary income.

TAX TREATMENT OF THE COMPANY

     Each Fund intends to continue to qualify as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the 'Code'). Under such provisions, a Fund will not be subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. One of the requirements to qualify for treatment as a regulated investment company under the Code is that a Fund, among other things, derive less than 30% of its gross income in each taxable year from gains (without deduction of losses) from the sale or other disposition of stocks, securities and certain options, futures or forward contracts held for less than three months. This requirement may limit the ability of certain Funds to dispose of certain securities at times when management of the Company might otherwise deem such disposition appropriate or desirable.

     If a Fund earns original issue discount income in a taxable year which is not represented by correlative cash income, or if a Fund receives property rather than cash in payment of interest, shareholders will be allocated income greater than the amount of cash distributed to them. In addition, the Fund may have to dispose of securities and use the proceeds thereof to make distributions in amounts necessary to satisfy its distribution requirements under the Code.

TAX TREATMENT OF INSURANCE COMPANIES AS SHAREHOLDERS

     Dividends paid by the Company from its ordinary income and distributions of the Company's net realized capital gains are includable in the respective Insurance Company's gross income. Distributions of the Company's net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company's tax status. To the extent that income of the Company represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. See the Prospectus for the Contracts for a description of the respective Insurance Company's tax status and the charges which may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, the Company will send to the Insurance Companies a written notice required by the Code designating the amount and character of any distributions made during such year.

                                PERFORMANCE DATA

     From time to time the average annual total return and yield of one or more of the Company's Funds for various specified time periods may be included in advertisements or information furnished by the Insurance Companies to present or prospective Contract owners. Average annual total return and yield are computed in accordance with formulas specified by the SEC.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

     Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the offering price per share on the last day of the period. The yield for the 30-day period ending December 31, 1995 was 10.05% for the High Current Income Fund.

     Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return and yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The yield and total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

     On occasion, one or more of the Company's Funds may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., or Variable Annuity Research Data Service or contained in publications such as Morningstar Publications, Inc., Chase Investment Performance Digest, Money Magazine, U.S. News & World Report, Business Week, Financial Services Weekly, Kiplinger Personal Finances, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine, Wall Street Journal, USA Today, Barrons, Strategic Insight, Donaghues, Investors Business Daily and Ibbotson Associates. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.


                             ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of each Fund is determined once daily by the Investment Adviser immediately after the declaration of dividends, if any, and is determined as of fifteen minutes following the close of trading on each day the New York Stock Exchange is open for business. The New York Stock Exchange is open on business days other than national holidays (except for Martin Luther King Day, when it is open) and Good Friday. The net asset value per share of each Fund other than the Domestic Money Market Fund is computed by dividing the sum of the value of the securities held by that Fund plus any cash or other assets (including interest and dividends accrued) minus all liabilities (including accrued expenses) by the total number of shares outstanding of that Fund at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily. Because the net investment income of the Domestic Money Market Fund (including realized and unrealized gains and losses on its portfolio securities) are declared as a dividend each time the net income of the Fund is determined (see 'Dividends, Distributions and

Taxes'), the net asset value per share of the Fund normally remains at $1.00 per share immediately after each such determination and dividend declaration.

     Securities held by each Fund will be valued as follows: Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. When a Portfolio writes a call option, the amount of the premium received is recorded on the books as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options being traded in the over-the-counter market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. Securities held by the Domestic Money Market Fund with a remaining maturity of 60 days or less are valued on an amortized cost basis, unless particular circumstances dictate otherwise.


     The Company has used pricing services, including Merrill Lynch Securities PricingSM Service ('MLSPS'), to value securities held by the High Current Income Fund and to value bonds held by other of the Company's Funds. The Board of Directors of the Company has examined the methods used by the pricing services in estimating the value of securities held by the Funds and believes that such methods will reasonably and fairly approximate the price at which those securities may be sold and result in a good faith determination of the fair value of such securities; however, there is no assurance that securities can be sold at the prices at which they are valued. During the year ended December 31, 1995, High Current Income Fund paid MLSPS $10,932.

ORGANIZATION OF THE COMPANY

     The Company was incorporated on October 16, 1981. Operations of the High Current Income Fund commenced on April 20, 1982. The Domestic Money Market and Global Strategy Focus Funds commenced operations on February 20 and February 28, 1992, respectively. The Basic Value Focus Fund commenced operations on July 1, 1993. The authorized capital stock of the Company consists of 3,400,000,000 shares of Common Stock, par value $0.10 per share. The shares of Common Stock are divided into sixteen classes designated Merrill Lynch Reserve Assets Fund Common Stock, Merrill Lynch Prime Bond Fund Common Stock, Merrill Lynch High Current Income Fund Common Stock, Merrill Lynch Quality Equity Fund Common Stock, Merrill Lynch Equity Growth Fund Common Stock, Merrill Lynch Natural Resources Focus Fund Common Stock, Merrill Lynch American Balanced Fund Common Stock, Merrill Lynch Global Strategy Focus Fund Common Stock, Merrill Lynch Domestic Money Market Fund Common Stock, Merrill Lynch Basic Value Focus Fund Common Stock, Merrill Lynch Global Bond Focus Fund Common Stock, Merrill Lynch Global Utility Focus Fund Common Stock, Merrill Lynch International Equity Focus Fund Common Stock, Merrill Lynch Developing Capital Markets Focus Fund Common Stock, Merrill Lynch Government Bond Fund Common Stock and Merrill Lynch Index 500 Fund Common Stock, respectively. The Company may, from time to time, at the sole discretion of its Board of Directors and without the need to obtain the approval of its shareholders or of

Contract Owners, offer and sell shares of one or more of such classes. Each class consists of 100,000,000 shares except for Domestic Money Market Fund Common Stock which consists of 1,300,000,000 shares, Reserve Assets Fund Common Stock which consists of 500,000,000 shares and Global Bond Focus Fund Common Stock and Global Strategy Focus Fund Common Stock, each of which consists of 200,000,000 shares. All shares of Common Stock have equal voting rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. Pursuant to the Investment Company Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Company may not be binding on a class whose shareholders have not approved such matter. Each issued and outstanding share of a class is entitled to one vote and to participate equally in dividends and distributions declared with respect to such class and in net assets of such class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any class are entitled to redeem their shares as set forth under 'Redemption of Shares.' Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Company voting for the election of directors can elect all of the directors of the Company if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors. The Company does not intend to hold meetings of shareholders unless under the Investment Company Act shareholders are required to act on any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of the selection of independent accountants.

     The organizational expenses of each of the Company's Funds are paid by the Investment Adviser. The Investment Adviser is reimbursed by its affiliate, Merrill Lynch Life Insurance Company, for all such expenses over a five-year period.


     In connection with the reorganization on December 6, 1996, the Global Strategy Focus Fund acquired substantially all of the assets and assumed substantially all the liabilities of the Flexible Strategy Fund, a separate Fund of the Company.


INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Company. The selection of independent auditors is subject to annual ratification by the Company's shareholders.

CUSTODIAN

     The Bank of New York ('BONY'), 110 Washington Street, New York, New York 10286, acts as custodian of each of the Funds.

TRANSFER AND DIVIDEND DISBURSING AGENT

     Merrill Lynch Financial Data Services, Inc. ('MLFDS'), which is a wholly owned subsidiary of Merrill Lynch & Co., Inc., acts as the Company's transfer agent and is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. MLFDS will receive an annual fee of $5,000 per Fund and will be entitled to reimbursement of out-of-pocket expenses. Prior to June 1, 1990, BONY was the Company's transfer agent.

LEGAL COUNSEL

     Rogers & Wells, New York, New York, is counsel for the Company.


REPORTS TO SHAREHOLDERS

     The fiscal year of the Company ends on December 31 of each year. The Company will send to its shareholders at least semi-annually reports showing the Funds' portfolio securities and other information. An annual report containing financial statements, audited by independent auditors, will be sent to shareholders each year.

ADDITIONAL INFORMATION

     This Prospectus does not contain all of the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission.


     The Statement of Additional Information, dated December 9, 1996, which forms a part of the Registration Statement, is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained without charge as provided on the cover page of this Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

                                                                      APPENDIX A

U.S. GOVERNMENT SECURITIES

     For temporary or defensive purposes, each of the Funds may invest in the various types of marketable securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

GOVERNMENT AGENCY SECURITIES

     For temporary or defensive purposes, each of the Funds may invest in government agency securities, which are debt securities issued by government sponsored enterprises, federal agencies and international institutions. Such securities are not direct obligations of the Treasury but involve government sponsorship or guarantees by government agencies or enterprises. The Funds may invest in all types of government agency securities currently outstanding or to be issued in the future.

DEPOSITORY INSTITUTIONS MONEY INSTRUMENTS

     For temporary or defensive purposes, each of the Funds may invest in depositary institutions money instruments, such as certificates of deposit, including variable rate certificates of deposit, bankers' acceptances, time deposits and bank notes. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks, savings banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals ('coupon dates'), based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Often, dealers selling variable rate certificates of deposit to the Funds agree to repurchase such instruments, at the Funds' option, at par on the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by the various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Funds are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit because variable rate certificates of deposit generally have a longer stated maturity than comparable fixed rate certificates of deposit.

     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.


     For temporary or defensive purposes, the Global Strategy Focus Fund may invest in certificates of deposit and bankers' acceptances issued by foreign branches or subsidiaries of U.S. banks ('Eurodollar' obligations) or U.S. branches or subsidiaries of foreign banks ('Yankeedollar' obligations). The Fund may invest only in Eurodollar obligations which by their terms are general obligations of the U.S. parent bank and meet the other criteria discussed below. Yankeedollar obligations in which the Fund may invest must be issued by U.S. branches or subsidiaries of foreign banks which are subject to state or federal banking regulations in the U.S. and by their terms must be general obligations of the foreign parent. In addition, the Fund will limit its investments in Yankeedollar obligations to obligations issued by banking institutions with more than $1 billion in assets.

     For temporary or defensive purposes, the Global Strategy Focus Fund may also invest in U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as certificates of deposit, bankers' acceptances, time deposits and deposit notes. The obligations of such foreign branches and subsidiaries may be the general obligation of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation.

     Except as otherwise provided above with respect to investment in Yankeedollar and other foreign bank obligations no Fund may invest in any bank money instrument issued by a commercial bank or a savings and loan association unless the bank or association is organized and operating in the United States, has total assets of at least $1 billion and its deposits are insured by the Federal Deposit Insurance Corporation (the 'FDIC'); provided that this limitation shall not prohibit the investment of up to 10% of the total assets of a Fund (taken at market value at the time of each investment) in certificates of deposit issued by banks and savings and loan associations with assets of less than $1 billion if the principal amount of each such certificate of deposit is fully insured by the FDIC.

SHORT-TERM DEBT INSTRUMENTS

     For temporary or defensive purposes (and the Domestic Money Market Fund for other than temporary or defensive purposes), each of the Funds may invest in commercial paper (including variable amount master demand notes and insurance company funding agreements), which refers to short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs and by trusts issuing asset-backed commercial paper. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender may not sell or otherwise transfer the note without the borrower's consent. Such notes provide that the interest rate on the amount outstanding is adjusted periodically, typically on a daily basis, in accordance with a stated short-term interest rate benchmark. Because the interest rate of a variable amount master note is adjusted no less often than every 60 days and since repayment of the note may be demanded at any time, the Investment Adviser values such a note in accordance with the amortized cost basis described under 'Determination of Net Asset Value' in the Statement of Additional Information.


     The Domestic Money Fund may also invest in nonconvertible debt securities issued by entities or asset-backed nonconvertible debt securities issued by trusts (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at date of settlement. Short-term debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. For a discussion of the ratings requirements of the Funds' portfolio securities, see 'Investment Objectives and Policies of the Funds' Money Market Fund Portfolio Restrictions' and 'Investment Objectives and Policies of the Funds--Domestic Money Market Fund' in the Prospectus.


     For temporary or defensive purposes, the Global Strategy Focus Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described in the Statement of Additional Information in connection with investments in Eurodollar, Yankeedollar and foreign bank obligations.

REPURCHASE AGREEMENTS

     Repurchase Agreements; Purchase and Sale Contracts. Each Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. government) at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed yield for the Fund insulated from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System, a primary dealer in U.S. government securities or an affiliate thereof. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement and generally do not require the seller to provide additional securities in the event of a decline in the market value of the purchased security during the term of the agreement. In all instances, the Fund takes possession of the underlying securities when investing in repurchase agreements or purchase and sale contracts. If the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. Repurchase agreements maturing in more than seven days will be considered 'illiquid securities.'

DESCRIPTION OF CORPORATE BOND RATINGS

     Moody's Investors Service, Inc.:

          Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt-edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


          Baa--Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded both during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any period of time may be small.

          Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

          C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


     Standard & Poor's Corporation:

          AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

          AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

          A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

          BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

          BB-B-CCC-CC--Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


          NR--Not rated by the indicated rating agency.


     Plus (+) or Minus (-): The ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PORTFOLIO STRATEGIES INVOLVING OPTIONS, FUTURES AND FOREIGN EXCHANGE
TRANSACTIONS


     Options on Portfolio Securities. Each of the Basic Value Focus and Global Strategy Focus Funds may from time to time sell ('write') covered call options on its portfolio securities in which it may invest and may engage in closing purchase transactions with respect to such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy particular securities held by the Fund at a specified future date and at a price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Basic Value Focus Fund may not write covered call options on underlying securities exceeding 15% of the value of its total assets.


     The Global Strategy Focus Fund also may write put options, which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund will write only covered put options which means that so long as the Fund is obligated as the writer of the option, it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.


     The Global Strategy Focus Fund may purchase put options on portfolio securities. In return for payment of a premium, the purchase of a put option gives the holder thereof the right to sell the security underlying the option to another party at a specified price until the put option is closed out, expires or is exercised. The Fund will only purchase put options to seek to reduce the risk of a decline in value of the underlying security. The total return on the security may be reduced by the amount of the premium paid for the option by the Fund. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.

     In certain circumstances, a Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Each of the Funds may engage in options transactions on exchanges and in the over-the-counter ('OTC') markets. In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with terms negotiated by the buyer and seller. See 'Over-the-Counter Options' below for information as to restrictions on the use of OTC options.

     Options on Stock Indices. The Global Strategy Focus Fund may purchase and write call options and put options on stock indices traded on a national securities exchange to seek to reduce the general market risk of their securities or specific industry sectors which the Fund invests in. Options on indices are similar to options on securities except that, on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in index options based on a broad market index, e.g., the S&P 500, or on a narrow index representing an industry or market segment, e.g., the Amex Oil & Gas Index. The effectiveness of a hedge employing stock index options will depend primarily on the degree of correlation between movements in the value of the index underlying the option and in the portion of the portfolio being hedged. For further discussion concerning such options, see 'Risk Factors in Options, Futures and Currency Transactions' below and the Company's Statement of Additional Information.


     Stock Index and Financial Futures Contracts. The Global Strategy Focus Fund may purchase and sell stock index futures contracts and financial futures contracts to hedge its portfolio. The Fund may sell stock index futures contracts and financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index or financial futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. A stock index or financial futures contract is a bilateral agreement pursuant to which the Fund will agree to buy or deliver at settlement an amount of cash equal to a dollar multiplied by the difference between the value of a stock index or financial instrument at the close of the last trading day of the contract and the price at which the futures contract is originally entered into. The Fund may engage in transactions in stock index futures contracts based on broad market indexes or on indexes on industry or market segments. The Fund may effect transactions in stock index futures contracts in connection with the equity securities in which it invests and in financial futures contracts in connection with the debt securities in which it invests. As with stock index options, the effectiveness of the Fund's hedging strategies depends primarily upon the degree of correlation between movements in the value of the securities subject to the hedge and the index or securities underlying the futures contract. See 'Risk Factors in Options, Futures and Currency Transactions' below.


     Hedging Foreign Currency Risks. The Global Strategy Focus Fund is authorized to deal in forward foreign exchange contracts between currencies of the different countries in which they will invest, including multinational currency units, as a hedge against possible variations in the foreign exchange rate between these currencies and the United States dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price at the time of the contract. The dealings of the Fund in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of their portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Funds will not speculate in forward foreign exchange. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level they anticipate.

     The Fund is also authorized to purchase or sell listed foreign currency options and foreign currency futures contracts as a hedge against possible adverse variations in foreign exchange rates. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on or before a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities (including securities denominated in multi-national currency units) owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in United States dollars of an investment in a Japanese yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling them to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a 'straddle'). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.

     The Fund will not speculate in foreign currency options or futures. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of the securities denominated in such currency which they own, the expected acquisition price of securities which they have committed or anticipate to purchase which are denominated in such currency, and, in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, if a security with respect to which a currency hedging transaction has been executed should subsequently decrease in value, the Fund will direct its custodian to segregate liquid, high-grade debt securities having a market value equal to such decrease in value, less any initial or variation margin held in the account of their broker.

     As in the case of forward foreign exchange contracts, employing currency futures and options in hedging transactions does not eliminate fluctuations in the market price of a security and such transactions preclude or reduce the opportunity for gain if the hedged currency should move in a favorable direction.


     Options on Futures Contracts. The Global Strategy Focus Fund may also purchase and write call and put options on futures contracts in connection with its hedging activities. Generally, these strategies are utilized under the same market conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decline in the equities markets or in the value of a foreign currency. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from appreciation of equity securities or in the currency in which securities which the Fund intends to purchase are denominated. Limitations on transactions in options on futures contracts are described below.




     Over-the-Counter Options. The Global Strategy Focus Fund may engage in options transactions in the over-the-counter markets. In general, over-the-counter ('OTC') options are two-party contracts with price and terms negotiated by the buyer and seller, whereas exchange-traded options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options include put and call options on individual securities, cash settlement options on groups of securities, and options on currency. The Fund may engage in an OTC options transaction only if it is permitted to enter into transactions in exchange-traded options of the same general type.

The Fund will engage in OTC options only with financial institutions which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

     Restrictions on Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission applicable to the Company require that the Global Strategy Focus Fund's futures transactions constitute bona fide hedging transactions or, with respect to non-hedging transactions, that the Fund not enter into such transactions, if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing non-hedging futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     When the Fund purchases a futures contract, a call option thereon or writes a put option, an amount of cash and cash equivalents will be deposited in a segregated account with the Company's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

     An order has been obtained from the Securities and Exchange Commission which exempts the Company from certain provisions of the Investment Company Act of 1940 in connection with transactions involving futures contracts and options thereon.


     Risk Factors in Options, Futures and Currency Transactions. A Fund's ability to effectively hedge all or a portion of its portfolio of securities through transactions in options on stock indices, stock index futures and financial futures depends on the degree to which price movements in the index underlying the hedging instrument correlates with price movements in the relevant portion of the securities portfolio. The securities portfolio will not duplicate the components of the index. As a result, the correlation will not be perfect. Consequently, a Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or securities and that the Fund would experience a loss on one position which is not completely offset by a gain on the other position. It is also possible that there may be a negative correlation between the index or securities underlying an option or futures contract in which a Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the securities and the hedging instrument. A Fund will invest in a hedging instrument only if, in the judgement of the Investment Adviser, there is expected to be a sufficient degree of correlation between movements in the value of the instrument and movements in the value of the relevant portion of the portfolio of securities for such hedge to be effective. There can be no assurance that the judgement will be accurate.



     Investment in stock index and currency futures, financial futures and options thereon entails the additional risk of imperfect correlation between movements in the futures price and the price of the underlying index or currency. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin and maintenance requirements, the liquidity of such markets and the participation of speculators in the futures market. However, the risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches.


     The Funds intend to enter into exchange-traded options and futures transactions only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in an option or futures contract.

                                                                DECEMBER 9, 1996


                      STATEMENT OF ADDITIONAL INFORMATION

                   MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 o PHONE NO. (609) 282-2800

                            ------------------------

     Merrill Lynch Variable Series Funds, Inc. (the 'Company') is an open-end management investment company which has a wide range of investment objectives among its sixteen separate funds (hereinafter referred to as the 'Funds' or individually as a 'Fund'): Merrill Lynch Domestic Money Market Fund, Merrill Lynch Reserve Assets Fund, Merrill Lynch Prime Bond Fund, Merrill Lynch High Current Income Fund, Merrill Lynch Quality Equity Fund, Merrill Lynch Equity Growth Fund, Merrill Lynch Natural Resources Focus Fund, Merrill Lynch American Balanced Fund, Merrill Lynch Global Strategy Focus Fund, Merrill Lynch Basic Value Focus Fund, Merrill Lynch Global Bond Focus Fund, Merrill Lynch Global Utility Focus Fund, Merrill Lynch International Equity Focus Fund, Merrill Lynch Developing Capital Markets Focus Fund, Merrill Lynch Government Bond Fund and Merrill Lynch Index 500 Fund. A separate class of Common Stock is issued for each Fund.

     The shares of the Funds are sold to separate accounts ('Separate Accounts') of certain insurance companies (the 'Insurance Companies') including Merrill Lynch Life Insurance Company ('MLLIC') and ML Life Insurance Company of New York ('ML of New York') to fund benefits under variable annuity contracts (the 'Variable Annuity Contracts') and/or variable life insurance contracts (together with the Variable Annuity Contracts, the 'Contracts') issued by such companies. The Insurance Companies will redeem shares to the extent necessary to provide benefits under the respective Contracts or for such other purposes as may be consistent with the respective Contracts. MLLIC and ML of New York are wholly owned subsidiaries of Merrill Lynch & Co., Inc., as is the Company's investment adviser, Merrill Lynch Asset Management, L.P. (the 'Investment Adviser').

                            ------------------------


  THIS STATEMENT OF ADDITIONAL INFORMATION OF THE COMPANY IS NOT A PROSPECTUS
     AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE COMPANY
      (THE 'PROSPECTUS') DATED DECEMBER 9, 1996 WHICH HAS BEEN FILED WITH
         THE SECURITIES AND EXCHANGE COMMISSION AND WHICH IS AVAILABLE
           UPON REQUEST AND WITHOUT CHARGE BY CALLING OR WRITING THE
                  COMPANY AT THE ADDRESS AND TELEPHONE NUMBER
                               SET FORTH ABOVE.

                            ------------------------

               MERRILL LYNCH ASSET MANAGEMENT--INVESTMENT ADVISER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                               TABLE OF CONTENTS



                                                                                                              PAGE
                                                                                                              ----
Investment Objectives and Policies.........................................................................     3

Investment Restrictions....................................................................................     3

Management of the Company..................................................................................    15

Investment Advisory Arrangements...........................................................................    18

Determination of Net Asset Value...........................................................................    20

Portfolio Transactions and Brokerage.......................................................................    21

Redemption of Shares.......................................................................................    23

Dividends, Distributions and Taxes.........................................................................    23

Distribution Arrangements..................................................................................    24

Performance Data...........................................................................................    24

Additional Information.....................................................................................    26

Independent Auditors' Report...............................................................................    27

Audited Financial Statements...............................................................................    29

Unaudited Financial Statements.............................................................................    79

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of the Funds are as follows: The Domestic Money Market Fund seeks preservation of capital, liquidity and the highest possible current income consistent with the foregoing objectives by investing in short-term domestic money market securities. The Reserve Assets Fund seeks the preservation of capital, liquidity and the highest possible current income consistent with the foregoing objectives by investing in short-term money market securities. The Prime Bond Fund seeks to attain as high a level of current income as is consistent with prudent investment management, and capital appreciation to the extent consistent with the foregoing objective, by investing primarily in long-term corporate bonds rated A or better by either Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Rating Group ('Standard & Poor's'). The High Current Income Fund seeks to attain as high a level of current income as is consistent with its investment policies and prudent investment management, and capital appreciation to the extent consistent with the foregoing objective; the Fund invests principally in fixed-income securities which are rated in the lower rating categories of the established rating services or in unrated securities of comparable quality. The Quality Equity Fund seeks to attain the highest total investment return consistent with prudent risk through a fully managed investment policy utilizing equity securities, primarily common stocks of large-capitalization companies, as well as investment grade debt and convertible securities. The Equity Growth Fund seeks to attain long-term capital growth by investing primarily in common shares of small companies and emerging growth companies regardless of size. The Natural Resources Focus Fund seeks to attain long-term growth of capital and the protection of the purchasing power of shareholders' capital by investing primarily in equity securities of domestic and foreign companies with substantial natural resource assets. The American Balanced Fund seeks a level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than normally available from an investment solely in debt securities by investing in a balanced portfolio of fixed income and equity securities. The Global Strategy Focus Fund seeks high total investment return by investing primarily in a portfolio of equity and fixed income securities of U.S. and foreign issuers. The Basic Value Focus Fund seeks to attain capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Global Bond Focus Fund seeks to attain high total investment return by investing in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units. The Global Utility Focus Fund seeks to attain capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water. The International Equity Focus Fund seeks to attain capital appreciation through investment in securities, principally equities, of issuers in countries other than the United States. The Developing Capital Markets Focus Fund seeks long-term capital appreciation through investment in securities, principally equities, of issuers in countries having smaller capital markets. The Government Bond Fund seeks the highest possible current income consistent with the protection of capital afforded by investing in debt securities issued or guaranteed by the United States Government, its agencies or instrumentalities. The Index 500 Fund seeks to provide investment results that, before expenses, correspond to the aggregate price and yield performance of Standard & Poor's 500 Composite Stock Price Index (the 'S&P 500 Index').

     Investors are referred to 'Investment Objectives and Policies of the Funds' in the Prospectus for a more complete discussion of the investment objectives and policies of the Company.

                            INVESTMENT RESTRICTIONS

     The Company has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of the assets of the Funds and their activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Fund affected (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the affected Fund are represented or (ii) more than 50% of the outstanding shares of the affected Fund).

RESTRICTIONS APPLICABLE TO THE DOMESTIC MONEY MARKET FUND


     The Domestic Money Market Fund may not purchase any security other than money market and other securities described under 'Investment Objectives and Policies of the Funds--Domestic Money Market Fund' in the Prospectus. In addition, the Domestic Money Market Fund may not purchase securities of foreign issuers (including Eurodollar and Yankeedollar obligations). In addition, the Domestic Money Market Fund may not:


          (1) invest more than 10% of its total assets (taken at market value at the time of each investment) in the securities (other than U.S. Government or government agency securities) of any one issuer (including repurchase agreements with any one bank) except that up to 25% of the value of the Fund's total assets may be invested without regard to such 10% limitation.

          (2) alone, or together with any other Fund or Funds, make investments for the purpose of exercising control or management.

          (3) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

          (4) purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate, except that the Fund may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interest therein.

          (5) purchase any securities on margin except that the Company may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          (6) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combination thereof.


          (7) make loans to other persons; provided that the Fund may purchase money market securities or enter into repurchase agreements; lend securities owned or held by it pursuant to (8) below; and provided further that for purposes of this restriction the acquisition of a portion of an issue of publicly distributed bonds, debentures or other corporate debt securities or of government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed the making of a loan.


          (8) lend its portfolio securities in excess of 20% of its total assets, taken at market value at the time of the loan, provided that such loans are made according to the guidelines set forth below and the guidelines of the Securities and Exchange Commission and the Company's Board of Directors, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

          (9) borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. The borrowing provisions shall not apply to reverse repurchase agreements. Usually only 'leveraged' investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Fund will not purchase securities while borrowings are outstanding.

          (10) mortgage, pledge, hypothecate or in any manner transfer (except as provided in (8) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 25% of the Fund's total assets, taken at market value at the time thereof. Although the Fund has the authority to mortgage, pledge or hypothecate more than 10% of its total assets under this investment restriction (10), as a matter of operating policy, the Fund will not mortgage, pledge or hypothecate in excess of 10% of total net assets.


          (11) act as an underwriter of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

          (12) purchase, either alone or together with any other Fund or Funds, more than 10% of the outstanding securities of an issuer except that such restriction does not apply to U.S. Government or government agency securities, bank money instruments or repurchase agreements.

          (13) invest in securities (except for repurchase agreements or variable amount master notes) with legal or contractual restrictions on resale or for which no readily available market exists or in securities of issuers (other than issuers of government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 10% of its total assets (taken at market value) would be invested in such securities.

          (14) enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's total assets (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.

          (15) enter into reverse repurchase agreements if, as a result thereof, the Fund's obligations with respect to reverse repurchase agreements would exceed one-third of the Fund's net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

          (16) invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, government agency securities or bank money instruments).

RESTRICTIONS APPLICABLE TO THE RESERVE ASSETS FUND


     The Reserve Assets Fund may not purchase any security other than money market and other securities described under 'Investment Objectives and Policies of the Funds--Reserve Assets Fund' in the Prospectus. In addition, the Reserve Assets Fund may not:


          (1) invest more than 10% of its total assets (taken at market value at the time of each investment) in the securities (other than U.S. Government or government agency securities) of any one issuer (including repurchase agreements with any one bank) except that up to 25% of the value of the Fund's total assets may be invested without regard to such 10% limitation.

          (2) alone, or together with any other Fund or Funds, make investments for the purpose of exercising control or management.

          (3) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

          (4) purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate, except that the Fund may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interest therein.

          (5) purchase any securities on margin except that the Company may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          (6) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

          (7) make loans to other persons; provided that the Fund may purchase money market securities or enter into repurchase agreements; lend securities owned or held by it pursuant to (8) below; and provided further that for purposes of this restriction the acquisition of a portion of an issue of publicly-distributed bonds, debentures or other corporate debt securities or of government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed the making of a loan.

          (8) lend its portfolio securities in excess of 20% of its total assets, taken at market value at the time of the loan, provided that such loans are made according to the guidelines set forth below and the guidelines of the Securities and Exchange Commission and the Company's Board of Directors, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

          (9) borrow amounts in excess of 20% of its total assets, taken at market value and then only from banks as a temporary measure for extraordinary or emergency purposes. The borrowing provisions shall not apply to reverse repurchase agreements. Usually only 'leveraged' investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Fund will not purchase securities while borrowings are outstanding.

          (10) mortgage, pledge, hypothecate or in any manner transfer (except as provided in (8) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 25% of the Fund's total assets, taken at market value at the time thereof. As a matter of operating policy, the Fund will not mortgage, pledge or hypothecate in excess of 10% of total net assets.


          (11) act as an underwriter of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

          (12) purchase, either alone or together with any other Fund or Funds, more than 10% of the outstanding securities of an issuer except that such restriction does not apply to U.S. Government or government agency securities, bank money instruments or repurchase agreements.

          (13) invest in securities (except for repurchase agreements or variable amount master notes) with legal or contractual restrictions on resale or for which no readily available market exists or in securities of issuers (other than issuers of government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets (taken at market value) would be invested in such securities.

          (14) enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's total assets (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.

          (15) enter into reverse repurchase agreements if, as a result thereof, the Fund's obligations with respect to reverse repurchase agreements would exceed one-third of the Fund's net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

          (16) invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, government agency securities or bank money instruments).

RESTRICTIONS APPLICABLE TO EACH OF THE FUNDS (EXCEPT THE DOMESTIC MONEY MARKET FUND AND THE RESERVE ASSETS FUND)

     Under the fundamental investment restrictions, each of the Funds (unless noted otherwise below) may not:

          1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.(1)

          2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).(2)

          3. Make investments for the purpose of exercising control or management.


          4. Purchase or sell real estate, except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

          6. Issue senior securities to the extent such issuance would violate applicable law.

------------------

(1) The Developing Capital Markets Focus, Global Bond Focus, Global Strategy Focus, Index 500 and Natural Resource Focus Funds are classified as non-diversified investment companies under the Investment Company Act, and therefore this restriction is not applicable to those Funds.


(2) For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry, and utilities will be divided according to their services; for example, gas, gas transmission, electricity, telecommunications and water each will be considered a separate industry for purposes of this restriction. In addition, this restriction will not restrict (i) the Global Utility Focus Fund, under normal circumstances, from investing 65% or more of its total assets in equity and debt securities issued by domestic and foreign companies in the utilities industries (i.e., electricity, telecommunications, gas or water), and (ii) the Natural Resources Focus Fund from investing greater than 25% of its assets in gold- related companies.

          7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

          9. Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     Under the non-fundamental investment restrictions, each of the Funds (unless noted otherwise below) may not:

          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

          b. Engage in short sales of securities or maintain a short position except to the extent permitted by applicable law. The Fund does not currently intend to engage in short sales or maintain a short position, except for short sales 'against the box.'(3)

          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Directors of the Company are not subject to the limitations set forth in this investment restriction.

          d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's total assets; included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

          e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, except to the extent permitted under applicable law. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

------------------
    (3) The Global Bond Focus, Global Strategy Focus, International Equity Focus and Natural Resources Focus Funds may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.

          f. Purchase or retain the securities of any issuer, if those individual officers and directors of the Company, the officers and general partner of the Investment Adviser, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

          g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

          h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

          i. Notwithstanding fundamental investment restriction number 7 above, borrow amounts in excess of 5% (20% in the case of the Developing Capital Markets Focus and Global Bond Focus Funds and 10% in the case of the Global Strategy Focus, Government Bond, International Equity Focus and Natural Resources Focus Funds) of the total assets of the Fund, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.(4)

          j. Pledge greater than 10% (20% in the case of the Developing Capital Markets Focus Fund) of its total assets, taken at market value at the time of the pledge. For the purpose of this restriction, collateral arrangements with respect to (i) transactions in options, foreign currency contracts, futures contracts and options on futures contracts and (ii) initial and variation margin are not deemed to be a pledge of assets.

          k. Lend its portfolio securities in excess of 20% of its total assets, taken at market value at the time of the loan, provided however that the Quality Equity Fund may only make loans to New York Stock Exchange Member firms, other brokerage firms having net capital of at least $10 million and financial institutions, such as registered investment companies, banks and insurance companies, having at least $10 million in capital and surplus.

          l. In the case of the Global Utility Focus Fund only, invest less than 65% of its total assets in equity and debt securities issued by domestic and foreign companies in the utilities industries, except during temporary defensive periods.

          m. In the case of each of the American Balanced Fund, the Basic Value Focus Fund, the Equity Growth Fund, the High Current Income Fund, the Prime Bond Fund and the Quality Equity Fund, invest in the securities of foreign issuers except that each such Fund (except the American Balanced Fund) may invest in securities of foreign issuers if at the time of acquisition no more than 10% (25% in the case of the Quality Equity Fund) of its total assets, taken at market value at the time of the investment, would be invested in such securities. Consistent with the general policy of the

     Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country

------------------
        (4) In addition, the American Balanced, Basic Value Focus, Developing Capital Markets Focus, Equity Growth, Global Strategy Focus, High Current Income, Natural Resources Focus, Prime Bond and Quality Equity Funds will not purchase securities while borrowings are outstanding, except, in the case of the Developing Capital Markets Focus Fund, (a) to honor prior commitments or (b) to exercise subscription rights where outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The Global Bond Focus, Global Utility Focus and International Equity Focus Funds will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.

     under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) a country in which the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated. See 'Other Portfolio Strategies--Foreign Securities' in the Prospectus.(5)


OVER-THE-COUNTER OPTIONS


     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Company has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by a Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is 'in-the-money' (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is 'in-the-money.' This policy as to OTC options is not a fundamental policy of any Fund and may be amended by the Directors of the Company without the approval of the Company's shareholders. However, the Company will not change or modify this policy prior to the change or modification by the Commission staff of its position.


RESTRICTED SECURITIES


     From time to time a Fund may invest in securities the disposition of which is subject to legal restrictions, such as restrictions imposed by the Securities Act of 1933 (the 'Securities Act') on the resale of securities acquired in private placements. If registration of such securities under the Securities Act is required, such registration may not be readily accomplished and if such securities may be sold without registration, such resale may be permissible only in limited quantities. In either event, a Fund may not be able to sell its restricted securities at a time which, in the judgement of the Investment Adviser, would be most opportune.


     Each of the Funds is subject to limitations on the amount of securities which are illiquid, because of restrictions under the Securities Act or otherwise, they may purchase. Each Fund may, however, purchase without regard to that limitation securities that are not registered under the Securities Act, but that can be offered and sold to 'qualified institutional buyers' under Rule 144A under the Securities Act, provided that the Company's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the

------------------
(5) Notwithstanding this restriction, each of the Prime Bond Fund and the High Current Income Fund may invest up to 25% of its total assets in securities
    (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange.

daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

     Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

PORTFOLIO STRATEGIES

     Liquidity. In order to assure that each Fund has sufficient liquidity, as a matter of operating policy no Fund may invest more than 10% of its net assets, except that the Developing Capital Markets Focus Fund may not invest more than 15% of its net assets in securities for which market disposition is not readily available. Market disposition may not be readily available for repurchase agreements maturing in more than seven days and for securities having restrictions on resale.

     Lending of Portfolio Securities. Subject to any applicable investment restriction above, each Fund may from time to time loan securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash, securities issued or guaranteed by the U.S. Government or, in the case of the Domestic Money Market and Reserve Assets Fund, cash equivalents which while the loan is outstanding will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund. The Fund will retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. Such loans will be terminable at any time. The Fund may pay reasonable finders', administrative and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans. The dividends, interest and other distributions received by the Company on loaned securities may, for tax purposes, be treated as income other than qualified income for the 90% test discussed under 'Dividends, Distributions and Taxes--Federal Income Taxes.' The Company intends to lend portfolio securities only to the extent that such activity does not jeopardize the Company's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.


     Forward Commitments. Securities may be purchased or sold on a delayed delivery basis or may be purchased on a forward commitment basis by each of the Company's Funds at fixed purchase terms with periods of up to 180 days between the commitment and settlement dates. The purchase will be recorded on the date the purchasing Fund enters into the commitment and the value of security will thereafter be reflected in the calculation of the Fund's net asset value. The value of the security on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with The Bank of New York or Chase Manhattan Bank N.A. (for Developing Capital Markets Focus Fund) (the 'Custodian') consisting of cash or liquid, high-grade debt obligations having a market value at all times until the delivery date at least equal to the amount of its commitments in connection with such delayed delivery and purchase transactions. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. There can, of course, be no assurance that the judgement upon which these techniques are based will be accurate or that such techniques when applied will be effective. The Funds will enter into forward commitment arrangements only with respect to securities in which they may otherwise invest as described under 'Investment Objectives and Policies of the Funds' in the Prospectus.

     Eurodollar and Yankeedollar Obligations. The Reserve Assets Fund (and, for temporary or defensive purposes, the Natural Resources Focus, Global Strategy Focus, Global Bond Focus, Global Utility Focus, International Equity Focus and Developing Capital Markets Focus Funds) may invest in obligations issued by foreign branches or subsidiaries of U.S. banks ('Eurodollar' obligations), by U.S. branches or subsidiaries of foreign banks ('Yankeedollar' obligations), or by foreign depository institutions and their foreign branches and subsidiaries ('foreign bank obligations'). Investment in such obligations may involve different risks from the risks of investing in obligations of U.S. banks. Such risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally the issuers of such obligations are subject to fewer U.S. regulatory requirements than are applicable to U.S. banks. Foreign depository institutions and their foreign branches and subsidiaries, and foreign branches or subsidiaries of U.S. banks, may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a foreign depository institution, branch or subsidiary, or a U.S. branch or subsidiary of a foreign bank, than about a U.S. bank, and such institutions may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of Eurodollar and foreign bank obligations may be held outside of the United States, and a Fund may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign bank obligations of the Fund held overseas will be held by foreign branches of the Custodian for the Fund or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act of 1940.

     The Investment Adviser will consider the above factors in making investments in Eurodollar, Yankeedollar and foreign bank obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Reserve Assets Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other western industrialized nations.

     Standby Commitment Agreements. The High Current Income Fund, Global Utility Focus Fund, International Equity Focus Fund and Developing Capital Markets Focus Fund may from time to time enter into standby commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated

amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. A Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security. A Fund will at all times maintain a segregated account with its custodian of cash or liquid, high-grade debt obligations in an amount equal to the purchase price of the securities underlying the commitment.

     There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. If the security is issued, the cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

     Asset-Based Securities. As described in the Prospectus, the Natural Resources Focus Fund may invest in debt securities, preferred stocks or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as 'asset-based securities.'

     The Fund will not acquire asset-based securities for which no established secondary trading market exists if at the time of acquisition more than 5% of its total assets are invested in securities which are not readily marketable. The Fund may invest in asset-based securities without limit when it has the option to put such securities to the issuer or a stand-by bank or broker and received the principal amount or redemption price thereof less transaction costs on no more than seven days' notice or when the Fund has the right to convert such securities into a readily marketable security in which it could otherwise invest upon not less than seven days' notice.


     The asset-based securities in which the Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. The Fund's holdings of such securities therefore may not generate appreciable current income, and the return from such securities primarily will be from any profit on the sale, maturity or conversion thereof at a time when the price of the related asset is higher than it was when the Fund purchased such securities.

     Writing of Covered Options. The Quality Equity Fund, Natural Resources Focus Fund, American Balanced Fund, Global Strategy Focus Fund, Basic Value Focus Fund, Global Bond Focus Fund, Global Utility Focus Fund, International Equity Focus Fund, Index 500 Fund, Equity Growth and Developing Capital Markets Focus Fund may from time to time write covered call options on their portfolio securities. A covered call option is an option where the Fund owns the underlying securities. By writing a covered call option, the Fund, in return for the premium income realized from the sale of the option, may give up the opportunity to profit from a price increase in the underlying security above the option exercise price. In addition, the Fund will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction as described below. If the option expires unexercised, or is closed out at a profit, the Fund realizes a gain (short-term capital gain for federal income tax purposes) on the option which may offset all or a part of a decline in the market price of the underlying security during the option period. The Quality Equity Fund and the Basic Value Focus Fund may not write options on underlying securities exceeding 15% of the value of their total assets.

     Each of the Natural Resources Focus, Global Strategy Focus, Global Bond Focus, Global Utility Focus, International Equity Focus, Index 500 and Developing Capital Markets Focus Funds also may write put options, which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. A Fund will write only covered put options which means that so long as the Fund is obligated as the writer of the option, it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. A Fund may engage in closing transactions in order to terminate put options that it has written.

     Exchange-traded options are issued by The Options Clearing Corporation (the 'Clearing Corporation') and are currently traded on the Chicago Board Options Exchange, American Stock Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange, and Midwest Stock Exchange. An option gives the purchaser of an option the right to buy, and obligates the writer (seller) to sell, the underlying security at the exercise price during the option period. The maximum term of an option is nine months. For writing an option, the Funds receive a premium, which is the price of such option on the Exchange on which it is traded. The exercise price of the option may be below, equal to or above the current market value of the underlying security at the time the option was written.

     A Fund may terminate its obligation prior to the expiration date of the option by executing a closing purchase transaction which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. The cost of such closing purchase transaction may be greater than the premium received upon the original option, in which case a Fund will have incurred a loss in the transaction. An option may be closed out only on an exchange which provides a secondary market for an option of the same series and there is no assurance that a secondary market will exist for any particular option at any specific time. In the event a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the Fund will be subject to the risk of market decline in the underlying security during such period. A Fund will write an exchange-traded option on a particular security only if management believes that a secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

     Writing options involves risks of possible unforeseen events which can be disruptive to the option markets or could result in the institution of certain procedures including restriction of certain types of orders.

     Purchasing Options. The Natural Resources Focus, Global Strategy Focus, Global Bond Focus, Global Utility Focus, International Equity Focus, Index 500 and Developing Capital Markets Focus Funds, each may purchase put options in connection with its hedging activities. By buying a put, these Funds have the right to sell the underlying securities at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.

     In certain circumstances, a Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Stock Index Options. The Natural Resources Focus, Global Strategy Focus, Global Bond Focus, Global Utility Focus, International Equity Focus and Developing Capital Markets Focus Funds may purchase and write exchange-traded call options and put options on stock indices for the purpose of hedging the Funds' investment portfolios. As stated in the Prospectus, the effectiveness of this hedging technique will depend upon the extent to which price movements in the portion of the Funds' investment portfolio being hedged correlate with price movements of the stock index selected. The Index 500 Fund may purchase and write exchange-traded call options and put options on stock indices in order to gain market exposure efficiently in the event of subscriptions, to maintain liquidity in the event of redemptions and to minimize trading costs. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Funds of options on indices will be subject to the Investment Adviser's ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Stock Index and Financial Futures. The Natural Resources Focus, Global Strategy Focus, Global Bond Focus, Global Utility Focus, International Equity Focus and Developing Capital Markets Focus Funds will only engage in transactions in stock index or financial futures to hedge its investment portfolios. The Funds may sell stock index or financial futures contracts in anticipation of or during a market decline in an endeavor to offset the decrease in market value of the Funds' securities portfolio that would otherwise result from a market decline. When the Funds are not fully invested in the securities market and anticipate a significant market advance, they may purchase stock index or financial futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of the securities that the Funds intend to purchase. No purchase of stock index or financial futures will be made, however, unless the Funds intend to purchase securities in approximately the amount of the market value of the stocks represented by the stock index or financial futures purchased and the Funds have identified the cash or cash equivalents needed to make such a purchase. The Index 500 Fund may engage in transactions in stock index or financial futures in order to gain market exposure efficiently in the event of subscriptions, to maintain liquidity in the event of redemptions and to minimize trading costs. An amount of cash and cash equivalents will be deposited in a segregated account with the Company's Custodian so that the amount so segregated, plus the initial and variation margin held in the account of its broker, will collateralize the Funds' positions in stock index or financial futures.

     Forward Foreign Exchange Transactions. The Natural Resources Focus, Global Strategy Focus, Global Bond Focus, Global Utility Focus, International Equity Focus and Developing Capital Markets Focus Funds are authorized to deal in forward foreign exchange between currencies of the different countries in which they will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price at the time of the contract. A Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in such foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of such currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (this practice being referred to as a 'cross-hedge'). A Fund will not speculate in forward foreign exchange. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

     Call Options on Futures Contracts. A call option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a 'long' position in the underlying futures contract at any time up to the expiration of the option. The purchase of an option on a futures contract presents more limited risk than purchasing the underlying futures contract. Depending on the price of the option compared to either the futures contract upon which it is based, or the underlying securities or currency, exercise of the option may or may not be less risky than ownership of the futures contract or underlying securities or currency. Like the purchase of a futures contract, the National Resources Focus, Global Strategy Focus, Global Bond Focus, Global Utility Focus, International Equity Focus and Developing Capital Markets Focus Funds will purchase a call option on a futures contract to hedge against the appreciation of securities resulting from a market advance or appreciation of securities denominated in foreign currencies resulting from strengthening of the currency which the Fund intends to purchase.

     The writing of a call option on a futures contract may constitute a partial hedge against a decline in the equities market or drop in the value of a foreign currency, if the futures price at expiration is below the exercise price of the option. In such event, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's security investments or investments denominated in foreign currencies. Conversely, if the futures price is above the exercise price at any point prior to expiration, the option may be exercised and the Fund would be required to enter into the underlying futures contract at an unfavorable price. The Index 500 Fund may purchase or write call options on futures contracts in order to gain market exposure efficiently in the event of subscriptions, to maintain liquidity in the event of redemptions and to minimize trading costs.

     Put Options on Futures Contracts. A put option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a 'short' position in the futures contract at any time up to the expiration of the option. The Natural Resources Focus, Global Strategy Focus, Global Bond Focus, Global Utility Focus, International Equity Focus and Developing Capital Markets Focus Funds will purchase a put option on a futures contract to hedge its securities against the risk of a decline in the equities markets or drop in the value of a foreign currency.

     The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of portfolio securities or in value of foreign currencies which the Fund intends to purchase, if the futures price at expiration is higher than the exercise price. In such event, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of the securities which the Fund intends to purchase. Conversely, if the futures price is below the exercise price at any point prior to expiration, the option may be exercised and the Fund would be required to enter into the underlying futures contract at an unfavorable price. The Index 500 Fund may purchase or write put options on futures contracts in order to gain market exposure efficiently in the event of subscriptions, to maintain liquidity in the event of redemptions and to minimize trading costs.

     Risk Factors in Transactions in Futures and Options Thereon. The Natural Resources Focus, Global Strategy Focus, Global Bond Focus, Global Utility Focus, International Equity Focus and Developing Capital

Markets Focus Funds may purchase futures contracts or purchase call or write put options thereon to hedge against a possible increase in the price of securities before the Fund is able to invest its cash in such securities. In such instances, it is possible that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

     Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses. Because the Funds will engage in the purchase and sale of stock index and currency contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire. However, the Index 500 Fund may engage in futures and options thereon in order to gain market exposure efficiently in the event of subscriptions, to maintain liquidity in the event of redemptions and to minimize trading costs.

     The anticipated offsetting movements between the price of the futures or option contracts and the hedged security may be distorted due to differences in the nature of the markets, such as differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transactions costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract, subject to the risks of the availability of a liquid offset market. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The writer of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security or futures contract.

     The trading of futures contracts and options thereon also is subject to certain market risks, such as trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing corporation or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions.

                           MANAGEMENT OF THE COMPANY

     The Directors and executive officers of the Company and their ages and principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     ARTHUR ZEIKEL (63)--President and Director(1)(2)--President of the Investment Adviser (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ('FAM') (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ('Princeton Services') since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ('ML&Co.') since 1990; Director of the Merrill Lynch Funds Distributor, Inc. (the 'Distributor').

     WALTER MINTZ (67)--Director--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (investment partnership) since 1982.

     MELVIN R. SEIDEN (65)--Director--780 Third Avenue, Suite 2502, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, consulting and investments) since 1996 and President thereof since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.



     STEPHEN B. SWENSRUD (62)--Director--24 Federal Street, Suite 400, Boston, Massachusetts 02110. Chairman of Fernwood Associates (financial consultants) since 1996 and Principal thereof since 1975.


     JOE GRILLS (61)--Director--183 Soundview Lane, New Canaan, Connecticut 06840. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ('CIEBA') since 1986, member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Incorporated ('IBM') and Chief Investment Officer of IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund; Director, Duke Management Company since 1993; Director, LaSalle Street Fund since 1995.

     ROBERT S. SALOMON, JR. (59)--Director--106 Dolphin Cove Quay, Stamford, Connecticut 06902. Principal of STI Management (investment adviser); Director, Common Fund and the Norwalk Community Technical College Foundation; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 until 1991.


     TERRY K. GLENN (55)--Executive Vice President(1)(2)--Executive Vice President of the Investment Adviser and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.



     NORMAN HARVEY (62)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser and FAM since 1982.


     PETER A. LEHMAN (37)--Senior Vice President(1)(2)--Vice President of the Investment Adviser since 1994 and employee of the Investment Adviser since 1992.


     N. JOHN HEWITT (61)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser and FAM since 1980.



     JOSEPH T. MONAGLE, JR. (47)--Senior Vice President(1)(2)--Senior Vice

President of the Investment Adviser since 1990; Vice President of MLAM from 1978 to 1990.



     DONALD C. BURKE (35)--Vice President(1)(2)--Vice President of the Investment Adviser since 1990; employee of Deloitte & Touche LLP from 1982 to 1990.



     VINCENT T. LATHBURY, III (54)--Vice President(1)(2)--Vice President of the Investment Adviser and FAM and Portfolio Manager of the Investment Adviser and FAM since 1982.



     FREDRIC LUTCHER (47)--Vice President(1)(2)--Vice President of the Investment Adviser since 1990 and Portfolio Manager since 1989; Senior Vice President, Lazard Freres Asset Management, Inc. from 1988 to 1989; Director, E.F. Hutton Capital Management, Inc. from 1981 to 1988.



     THOMAS R. ROBINSON (52)--Vice President(1)(2)--Senior Portfolio Manager of the Investment Adviser since November 1995; Manager of International Equity Strategy of ML&Co.'s Global Securities Research and Economics Group from 1989 to 1995.

     KEVIN RENDINO (29)--Vice President(1)(2)--Vice President of the Investment Adviser since December 1993; Senior Research Analyst from 1990 to 1992; Corporate Analyst from 1988 to 1990.

     WALTER D. ROGERS (53)--Vice President(1)(2)--Vice President of the Investment Adviser since 1987; Vice President of Continental Insurance Asset Management from 1984 to 1987.

     GRACE PINEDA (38)--Vice President(1)(2)--Vice President of the Investment Adviser since 1989. Prior to joining the Investment Adviser, Ms. Pineda was a portfolio manager with Clemente Capital, Inc.

     ANDREW JOHN BASCAND (33)--Vice President(1)(2)--Director of Merrill Lynch Asset Management U.K. Limited since 1993 and Director of Merrill Lynch Global Asset Management Limited since 1994; Senior Economist of A.M.P. Asset Management plc in London from 1992 to 1993 and Chief Economist of A.M.P. Investments (NZ) in New Zealand from 1989 to 1991; Economic Adviser to the Chief Economist of the Reserve Bank of New Zealand from 1987 to 1989.

     ROBERT PARISH (40)--Vice President(1)(2)--Vice President and Portfolio

Manager of the Investment Adviser since 1991; Portfolio Manager of Templeton International from 1986 to 1991 and Vice President thereof from 1989.

     JAY C. HARBECK (61)--Vice President(1)(2)--Vice President of the Investment Adviser since 1986.


     JACQUELINE ROGERS (38)--Vice President(1)(2)--Vice President of the Investment Adviser since January 1986.


     ALDONA A. SCHWARTZ (47)--Vice President(1)(2)--Vice President of the Investment Adviser since 1991 and an employee of the Investment Adviser since 1986.


     GERALD M. RICHARD (46)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Investment Adviser and FAM since 1984; Treasurer of the Distributor since 1984 and Vice President since 1981; and Senior Vice President and Treasurer of Princeton Administrators, Inc. since 1988.


     IRA P. SHAPIRO (33)--Secretary(1)(2)--Attorney associated with the Investment Adviser and FAM since 1993. Prior to 1993 Mr. Shapiro was an attorney in private practice.

------------------

(1) Interested person, as defined in the Investment Company Act of 1940, of the Company.
(2) The Officers of the Company are officers of certain other investment companies for which the Investment Adviser or FAM acts as investment adviser.

     The following table sets forth for the fiscal year ended December 31, 1995, compensation paid by the Fund to the non-interested Directors and for the calendar year ended December 31, 1995, the aggregate compensation paid by all investment companies (including the Company) advised by the Investment Adviser and its affiliate, FAM ('MLAM/FAM Advised Funds') to the non-interested Directors:


                                                         PENSION OR RETIREMENT      TOTAL COMPENSATION FROM
                                          AGGREGATE        BENEFITS ACCRUED               COMPANY AND
                                         COMPENSATION         AS PART OF               MLAM/FAM ADVISED
NAME OF DIRECTOR                         FROM COMPANY       COMPANY EXPENSE       FUNDS PAID TO DIRECTORS(1)
--------------------------------------   ------------    ---------------------    ---------------------------

Walter Mintz(1).......................     $ 15,500               NONE                     $ 153,883
Melvin R. Seiden(1)...................       15,500               NONE                       153,883
Stephen B. Swensrud(1)................       15,500               NONE                       161,883
Joe Grills(1).........................       15,500               NONE                       153,883
Robert S. Salomon, Jr.*(1)............            0               NONE                             0
Harry Woolf**(1)......................       15,500               NONE                       153,883


------------------
* Mr. Salomon was elected as a Director of the Company on January 17, 1996 and, accordingly, received no compensation from the Company for the year ended December 31, 1995.
** Mr. Woolf retired as a Director of the Company on December 31, 1995.
(1) The Directors serve on the boards of other MLAM/FAM Advised Funds as follows: Mr. Grills (18 registered investment companies consisting of 38 portfolios); Mr. Mintz (18 registered investment companies consisting of 28 portfolios); Mr. Salomon (18 registered investment companies consisting of 38 portfolios); Mr. Seiden (18 registered investment companies consisting of 38 portfolios); Mr. Swensrud (20 registered investment companies consisting of 49 portfolios); and Mr. Woolf, prior to his retirement (18 registered investment companies consisting of 38 portfolios).


     Mr. Zeikel and the officers of the Company owned on November 30, 1996 in the aggregate less than 1% of the outstanding Common Stock of Merrill Lynch & Co., Inc. The Company has an Audit Committee consisting of all of the directors of the Company who are not interested persons of the Company.


     Pursuant to the terms of the Investment Advisory Agreements, the Investment Adviser pays all compensation of officers and employees of the Company as well as the fees of all directors of the Company who are affiliated persons of Merrill Lynch & Co., Inc. or its subsidiaries. The fees payable by the Company to non-interested directors are $5,000 per year plus $1,250 per quarterly meeting of the Board of Directors attended, $5,000 per year for serving on the Audit Committee of the Board of Directors plus $1,250 per meeting of the Audit Committee attended if such meeting is held on a day other than a day on which the Board of Directors meets, and reimbursement of out-of-pocket expenses. For the year ended December 31, 1995, such fees and expenses aggregated $79,458.

                        INVESTMENT ADVISORY ARRANGEMENTS

     The Company has entered into seven separate investment advisory agreements (the 'Investment Advisory Agreements') relating to the Funds with the Investment Adviser, which is a wholly owned subsidiary of Merrill Lynch & Co., Inc. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The Investment Adviser and FAM currently act as the investment adviser to over 110 other registered investment companies.


     The principal executive officers and directors of the Investment Adviser are Arthur Zeikel, President; Terry K. Glenn, Executive Vice President; Vincent

R. Giordano, Senior Vice President; Elizabeth Griffin, Senior Vice President; Norman R. Harvey, Senior Vice President; Michael J. Hennewinkel, Senior Vice President; N. John

Hewitt, Senior Vice President; Philip L. Kirstein, Senior Vice President, General Counsel, Director and Secretary; Ronald M. Kloss, Senior Vice President and Controller; Richard L. Reller, Senior Vice President; Stephen M. M. Miller, Senior Vice President; Joseph T. Monagle, Senior Vice President; Michael L. Quinn, Senior Vice President; Gerald M. Richard, Senior Vice President and Treasurer; Ronald L. Welburn, Senior Vice President; and Anthony Wiseman, Senior Vice President.

     Securities held by any Fund may also be held by other funds for which the Investment Adviser or FAM acts as an adviser or by investment advisory clients of the Investment Adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for any Fund or other funds for which the Investment Adviser or FAM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or FAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Advisory Fee. As compensation for its services to the Company and its Funds, the Investment Adviser receives a fee from the Company at the end of each month at an annual rate of 0.75% of the average daily net assets of the Equity Growth Fund and International Equity Focus Fund, 0.65% of the average daily net assets of each of the Natural Resources Focus Fund and Global Strategy Focus Fund, 0.55% of the average daily net assets of the American Balanced Fund, 0.50% of the average daily net assets of the Domestic Money Market Fund and Government Bond Fund, 0.60% of the average daily net assets of the Basic Value Focus Fund, Global Bond Focus Fund and Global Utility Focus Fund, 1.00% of the average daily net assets of the Developing Capital Markets Focus Fund, 0.30% of the average daily net assets of the Index 500 Fund and at the following annual rates with respect to the other Funds:

RESERVE ASSETS FUND

     Portion of average daily value of net assets of the Fund:

                                                                                       ADVISORY
                                                                                         FEE
                                                                                       --------

Not exceeding $500 million..........................................................    0.500%
In excess of $500 million but not exceeding $750 million............................    0.425%
In excess of $750 million but not exceeding $1 billion..............................    0.375%
In excess of $1 billion but not exceeding $1.5 billion..............................    0.350%
In excess of $1.5 billion but not exceeding $2 billion..............................    0.325%
In excess of $2 billion but not exceeding $2.5 billion..............................    0.300%
In excess of $2.5 billion...........................................................    0.275%

QUALITY EQUITY FUND

     Portion of average daily value of net assets of the Fund:

Not exceeding $250 million..........................................................    0.500%
In excess of $250 million but not exceeding $300 million............................    0.450%
In excess of $300 million but not exceeding $400 million............................    0.425%
In excess of $400 million...........................................................    0.400%

PRIME BOND FUND AND HIGH CURRENT INCOME FUND

     Portion of aggregate average daily value of net assets of both Funds:


                                                                                                ADVISORY FEE
                                                                                         --------------------------
                                                                                         HIGH CURRENT    PRIME BOND
                                                                                         INCOME FUND        FUND
                                                                                         ------------    ----------
Not exceeding $250 million............................................................       0.55%          0.50%
In excess of $250 million but not more than $500 million..............................       0.50%          0.45%
In excess of $500 million but not more than $750 million..............................       0.45%          0.40%
In excess of $750 million.............................................................       0.40%          0.35%


     The above rates are applied to the average daily net assets of each Fund, with reduced rates applicable to portions of the assets of each Fund to the extent that the aggregate of the average daily net assets of the combined Funds exceed $250 million, $500 million and $750 million (each such amount being a breakpoint level). The portion of the assets of a Fund to which the rate at each breakpoint level applies will be determined on a 'uniform percentage' basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate of the average daily net assets of individual Funds that falls within that breakpoint level by the aggregate of the average daily net assets of such Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.


     The Investment Advisory Agreements require the Investment Adviser to reimburse each Fund (up to the amount of the advisory fee earned by the Investment Adviser with respect to such Fund) if and to the extent that in any fiscal year the operating expenses of the Fund exceed the most restrictive expense limitation then in effect under any state securities law or the published regulations thereunder. Prior to the enactment of the National Securities Market Improvement Act of 1996 on October 11, 1996 (the 'Improvement Act'), the most restrictive expense limitation required the Investment Adviser to reimburse expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary charges such as litigation costs) which exceed 2.5% of each Fund's first $30 million of average daily net assets, 2.0% of its average daily net assets in excess of $30 million but less than $100 million, and 1.5% of its average daily net assets in excess of $100 million. It should be noted that because the Funds' shares are sold only to the Insurance Companies, the shares are not required to be registered under state 'blue sky' or securities laws. In addition, as a result of the Improvement Act, the Investment Adviser will no longer be subject to the foregoing expense limitation.


     The Investment Adviser and Merrill Lynch Life Agency, Inc. ('MLLA') entered into two reimbursement agreements, dated April 30, 1985 and February 11, 1992 (the 'Reimbursement Agreements'), that provide that the expenses paid by each Fund (excluding interest, taxes, brokerage fees and commissions and extraordinary charges such as litigation costs) will be limited to 1.25% of its average net assets. Any expenses in excess of this percentage will be reimbursed to the Fund by the Investment Adviser which, in turn, will be reimbursed by MLLA. The Reimbursement Agreements may be amended or terminated by the parties thereto upon prior written notice to the Company. For the fiscal year ended December 31, 1993, the Investment Adviser earned fees of $5,421,039 from the Company and reimbursed $246,351 for the Domestic Money Market Fund. The Investment Adviser was reimbursed by MLLA for those amounts. For the fiscal year ended December 31, 1994, the Investment Adviser earned fees of $16,313,767 from the Company and reimbursed $8,915 for the Developing Capital Markets Focus Fund, $55,475 for the International Bond Fund (now part of the Global Bond Focus Fund) and $50,942 for the Government Bond Fund. For the fiscal year ended December 31, 1995, the Investment Adviser earned fees of $21,376,742 and reimbursed $49,477 for the Developing Capital Markets Focus Fund,

$190,005 for the Government Bond Fund, and $112,261 for the International Bond Fund (now part of the Global Bond Focus Fund). Except to the extent required pursuant to the aforementioned agreements, the Investment Adviser does not intend to reimburse the Global Bond Focus Fund for such Fund's operating expenses.


     The Investment Advisory Agreements relating to the Company's Funds, unless earlier terminated as described below, will continue in effect from year to year if approved annually (a) by the Board of Directors of the Company or by a majority of the outstanding shares of the respective Funds, and (b) by a majority of the directors who are not parties to such contracts or interested persons (as defined in the Investment Company Act of 1940) of any such party. The Board of Directors of the Company approved the continuation of the Investment Advisory Agreements relating to all Funds, other than the Index 500 Fund, at a meeting held on April 10, 1996. The Board of Directors of the Company approved the Investment Advisory Agreement relating to the Index 500 Fund at a meeting held on October 16, 1996. The Investment Advisory Agreements are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the respective Funds.

     The Investment Adviser has entered into administrative services agreements with certain Insurance Companies, including MLLIC and ML of New York, pursuant to which the Investment Adviser compensates such companies for administrative responsibilities relating to the Company which are performed by such Insurance Companies.

     Payment of Expenses. The Investment Advisory Agreements obligate the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Company connected with investment and economic research, trading and investment management of the Funds, as well as the fees of all directors of the Company who are affiliated persons of Merrill Lynch & Co., Inc. or any of its subsidiaries. Each Fund will pay all other expenses incurred in its operation, including a portion of the Company's general administrative expenses allocated on the basis of the Fund's asset size. Expenses that will be borne directly by the Funds include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the Custodian and Transfer Agent and other expenses attributable to a particular Fund. Expenses which will be allocated on the basis of size of the respective Funds include directors' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies and stock certificates, Securities and Exchange Commission fees, accounting costs and other expenses properly payable by the Company and allocable on the basis of size of the respective Funds. Accounting services are provided for the Company by the Investment Adviser, and the Company reimburses the Investment Adviser for its costs in connection with such services. For the year ended December 31, 1995, the amount of such reimbursement was $853,161. Depending upon the nature of the lawsuit, litigation costs may be directly applicable to the Funds or allocated on the basis of the size of the respective Funds. The Board of Directors has determined that this is an appropriate method of allocation of expenses.

                        DETERMINATION OF NET ASSET VALUE

     As set forth in the Prospectus, since the net investment income of the Domestic Money Market and Reserve Assets Funds (including realized gains and losses on its portfolio securities) is declared as a dividend each time the net income of the Funds are determined (see 'Dividends, Distributions and Taxes'), the net asset value per share of the Funds normally remains at $1.00 per share immediately after each such determination and dividend declaration. The Board of Directors of the Company expects that the Domestic Money Market and Reserve Assets Funds will have a positive net income at the time of each determination. If for any reason the net income of either Fund is a negative amount (i.e., net realized and unrealized losses and expenses exceed interest income), that Fund will reduce the number of its outstanding shares. This reduction will be effected by having the Separate Accounts of the Insurance Companies proportionately contribute to the capital of the Fund the necessary shares that represent the amount of the excess upon such determination. It is anticipated that the Insurance Companies will agree to such contribution in these circumstances. Any such contribution will be treated as a negative dividend for purposes of the Net Investment Factor under the Contracts described in the Prospectus for the Contracts. See 'Dividends, Distributions and Taxes' for a discussion of the tax effect of such a reduction. This procedure will permit the net asset value per share of the Domestic Money Market and Reserve Assets Funds to be maintained at a constant value of $1.00 per share.

     If in the view of the Board of Directors of the Company it is inadvisable to continue the practice of maintaining the net asset value of the Domestic Money Market and Reserve Assets Funds at $1.00 per share, the Board of Directors of the Company reserves the right to alter the procedure. The Company will notify the Insurance Companies of any such alteration.

     Each of the International Equity Focus Fund, Global Utility Focus Fund, Global Bond Focus Fund and Developing Capital Markets Focus Fund may invest a substantial portion of its assets in foreign securities which are traded on days on which such Fund's net asset value is not computed. On any such day, shares of such a Fund may not be purchased or redeemed since shares of a Fund may only be purchased or redeemed on days on which the Fund's net asset value is computed.

     As set forth in the Prospectus, securities held by the Domestic Money Market and Reserve Assets Funds with a remaining maturity of 60 days or less are valued on an amortized cost basis, unless particular circumstances dictate otherwise. Under this method of valuation, the security is initially valued at cost on the date of purchase (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity); and thereafter the Domestic Money Market and Reserve Assets Funds assume a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. For purposes of this method of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted. If, due to the impairment of the creditworthiness of the issuer of a security held by either Fund or to other factors with respect to such security, the fair value of such security is not fairly reflected through the amortized cost method of valuation, such security will be valued at fair value as determined in good faith by the Board of Directors.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     If the securities in which a particular Fund of the Company invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own account. On occasions, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of each Fund will primarily consist of brokerage commissions or underwriter or dealer spreads. Under the Investment Company Act of 1940, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of the Company's portfolio securities unless an exemptive order allowing such transactions is obtained from the Securities and Exchange Commission. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Company, including Merrill Lynch Government Securities

Inc. ('GSI'), Merrill Lynch Money Markets Inc. ('MMI') and Merrill Lynch, Pierce, Fenner & Smith Incorporated ('Merrill Lynch'), may not serve as the Company's dealer in connection with such transactions except pursuant to exemptive orders from the Securities and Exchange Commission, such as the one described below. However, affiliated persons of the Company may serve as its broker in over-the-counter transactions conducted on an agency basis, subject to the Company's policy of obtaining best price and execution. The Company may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member except in accordance with rules and regulations under the Investment Company Act of 1940.

     The Securities and Exchange Commission has issued an exemptive order permitting the Company to conduct principal transactions with respect to the Domestic Money Market and Reserve Assets Funds with GSI and MMI in U.S. Government and government agency securities, and certain other money market securities, subject to a number of conditions, including conditions designed to insure that the prices to the Funds available from GSI and MMI are equal to or better than those available from other sources. GSI and MMI have informed the Company that they will in no way, at any time, attempt to influence or control the activities of the Company or the Investment Adviser in placing such principal transactions. The exemptive order allows GSI and MMI to receive a dealer spread on any transaction with the Company no greater than their customary dealer spreads for transactions of the type involved. Certain court decisions have raised questions as to whether investment companies should seek to 'recapture' brokerage commissions and underwriting and dealer spreads by effecting their purchases and sales through affiliated entities. In order to effect such an arrangement, the Company would be required to seek an exemption from the Investment Company Act so that it could engage in principal transactions with affiliates. The Board of Directors has considered the possibilities of seeking to recapture spreads for the benefit of the Company and, after reviewing all factors deemed relevant, has made a determination not to seek such recapture at this time. The Board will reconsider this matter from time to time. The Company will take such steps as may be necessary to effect recapture, including the filing of applications for exemption under the Investment Company Act of 1940, if the Directors should determine that recapture is in the best interests of the Company or otherwise required by developments in the law.


     While the Investment Adviser seeks to obtain the most favorable net results in effecting transactions in the Funds' portfolio securities, dealers who provide supplemental investment research of the Investment Adviser may receive orders for transactions by the Funds. Such supplemental research services ordinarily consist of assessments and analysis of the business or prospects of a company, industry or economic sector. If, in the judgement of the Investment Adviser, a particular Fund or Funds will be benefited by such supplemental research services, the Investment Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreements. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Investment Adviser may use such supplemental research in providing investment advice to its other investment advisory accounts. For the year ended December 31, 1995, the Company paid brokerage commissions of $5,789,335, of which $264,999 was paid to Merrill Lynch. For the year ended December 31, 1994, the Company paid brokerage commissions of $3,526,815 of which $219,686 was paid to Merrill Lynch.


PORTFOLIO TURNOVER

     Each Fund has a different expected rate of portfolio turnover; however, rate of portfolio turnover will not be a limiting factor when management of the Company deems it appropriate to purchase or sell securities for a Fund. Because of the short-term nature of the securities in which the Domestic Money Market and Reserve Assets

Funds will invest, and because such Funds' investments will be constantly changing in response to market conditions, no portfolio turnover rate may be accurately stated for the Domestic Money Market and Reserve Assets Funds.

     Below are portfolio turnover rates for each of the Funds for the fiscal years ended December 31, 1995 and December 31, 1994:


                                                                                         1995      1994
                                                                                        ------    ------

American Balanced Fund...............................................................    38.40%    35.36%
Basic Value Focus Fund...............................................................    74.10%    60.55%
Developing Capital Markets Focus Fund................................................    62.53%    29.79%*
Equity Growth Fund...................................................................    96.79%    88.48%
Global Bond Focus Fund**.............................................................   132.57%   117.58%
Global Strategy Focus Fund**.........................................................    27.23%    21.03%
Global Utility Focus Fund............................................................    11.05%     9.52%
High Current Income Fund.............................................................    41.60%    51.88%
Government Bond Fund**...............................................................    45.39%   103.03%*
International Equity Focus Fund......................................................   100.02%    58.84%
Natural Resources Focus Fund.........................................................    30.15%    10.94%
Prime Bond Fund......................................................................    90.12%   139.89%
Quality Equity Fund..................................................................   140.32%    60.57%


------------------
* For the period from May 2, 1994 (commencement of operations) to December 31, 1994.

** In connection with a reorganization on December 6, 1996 conducted by the Company with respect to certain of its Funds, the Company, with the approval of the affected shareholders of the Funds, caused (i) Global Bond Focus Fund
   (a) to acquire substantially all of the assets and assume substantially all the liabilities of the International Bond Fund, a separate Fund of the Company, (b) to implement a change in its investment objective and policies from seeking high current income from a global portfolio of fixed income securities, including non-investment grade securities, to seeking a high total investment return by investing in a global portfolio of investment grade fixed income securities and (c) to change its name from the World Income Focus Fund to its current name; (ii) the Government Bond Fund (x) to implement a change in its investment objective so that the Fund may invest in any debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities without regard to remaining maturity and (y) to change its name from the Intermediate Government Bond Fund to its current name; and
   (iii) the Global Strategy Focus Fund to acquire substantially all of the assets and assume substantially all the liabilities of the Flexible Strategy Fund, a separate Fund of the Company. As a result, the portfolio turnover rates for the fiscal years set forth in the table for the Global Bond Focus Fund, the Global Strategy Focus Fund and the Government Bond Fund may not be indicative of the portfolio turnover rates of such Funds following December 6, 1996. In addition, the portfolio turnover rate for the Global Bond Focus Fund is likely to be significantly higher in the short-term because the Fund will be disposing of those securities in which it may no longer invest due to the change in its investment objective.

                              REDEMPTION OF SHARES

     The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of portfolio securities or determination of the net asset value of each Fund is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of each Fund.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     Reference is made to 'Dividends, Distributions and Taxes' in the Prospectus.

FEDERAL INCOME TAXES

     Under the Internal Revenue Code of 1986, as amended (the 'Code'), each Fund of the Company will be treated as a separate corporation for federal income tax purposes and, thus, each Fund is required to satisfy the qualification requirements under the Code for treatment as a regulated investment company. There will be no offsetting of capital gains and losses among the Funds. Each Fund intends to continue to qualify as a regulated investment company under certain provisions of the Code. Under such provisions, a Fund will not be subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, a Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities and derive less than 30% of its gross income in each taxable year from the gains (without deduction for losses) from the sale or other disposition of stocks, securities, certain options, futures or forward contracts and certain foreign currencies held for less than three months. In addition, the Code requires that each Fund meet certain diversification requirements, including the requirement that not more than 25% of the value of a Fund's total assets be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer. Each of the Company's Funds, including the Natural Resources Focus Fund, intends to comply with the above-described requirements.

     On occasion, some amount of the distributions of the Domestic Money Market Fund or the Reserve Assets Fund for a fiscal year may constitute a return of capital, in which case such amount would be applied against and reduce the Separate Account's tax basis in shares of such Fund. If such amount were to exceed the Separate Account's tax basis for shares of the Domestic Money Market Fund or the Reserve Assets Fund, the excess would be treated as gain from the sale or exchange of such shares.


     On occasion the net income of the Domestic Money Market Fund or the Reserve Assets Fund may be a negative amount as a result of a net decline in the value of the portfolio securities of the Fund which is in excess of the interest earned. Consequently, the Fund will reduce the number of its outstanding shares to reflect the negative net income. The adjustment may result in gross income to shareholders in excess of the net dividend credited to such shareholders for a period. In such a case, such shareholders' tax basis in the shares of the Domestic Money Market Fund or the Reserve Assets Fund may be adjusted to reflect the difference between taxable income and net dividends actually distributed. Such difference may be realized as a capital loss when the shares are liquidated.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action, and such change may apply retroactively.

                           DISTRIBUTION ARRANGEMENTS

     The Company has entered into a distribution agreement (the 'Distribution Agreement') with Merrill Lynch Funds Distributor, Inc. with respect to the sale of the Company's shares to the Distributor for resale to Insurance Companies' accounts. Such shares will be sold at their respective net asset values and therefore will involve no sales charge. The Distributor is a wholly owned subsidiary of the Investment Adviser. The continuation of the Distribution Agreement was approved by the Company's Board of Directors at a meeting held on April 10, 1996 and will continue in effect until June 30, 1997.

     The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreements described above.

                                PERFORMANCE DATA


     From time to time the average annual total return and other total return data, as well as yield, of one or more of the Company's Funds may be included in advertisements or information furnished to present or prospective Contract Owners. Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined in accordance with formulas specified by the Securities and Exchange Commission. In connection with its reorganization on December 6, 1996, the Global Bond Focus Fund (i) acquired substantially all of the assets and assumed substantially all the liabilities of the International Bond Fund, a separate Fund of the Company, (ii) implemented a change in its investment objective and policies from seeking high current income from a global portfolio of fixed income securities, including non-investment grade securities, to seeking a high total investment return by investing in a global portfolio of investment grade fixed income securities and (iii) changed its name from the World Income Focus Fund to its current name. For the period from the commencement of the World Income Focus Fund's operations through its reorganization on December 6, 1996, the portfolio of the Fund included debt securities rated below investment grade (i.e., junk bonds). On December 6, 1996, the Government Bond Fund (i) implemented a change in its investment objective so that the Fund may invest in any debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities without regard to remaining maturity and (ii) changed its name from the Intermediate Government Bond Fund to its current name. For the period from the commencement of the Fund's operations through December 6, 1996, the portfolio of the Intermediate Government Bond Fund consisted primarily of intermediate-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years. As a result of the foregoing changes in the investment objective of each of the Global Bond Focus Fund and the Government Bond Fund, the performance information set forth herein and in the Prospectus for the period prior to December 6, 1996 may not be indicative of such Fund's performance following December 6, 1996.


     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

     The Reserve Assets Fund normally computes its annualized yield by determining the net change for a seven-day base period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365 and then dividing by seven. Under this calculation, the yield does not reflect realized and unrealized gains and losses on portfolio securities. The Fund may also include its yield in advertisements, calculated in the same manner as set forth above but including realized and unrealized gains and losses. The Securities and Exchange Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return by dividing the base period by seven, adding one to the quotient, raising the sum to the 365th power, and subtracting one from the result. This compounded yield calculation also excludes realized or unrealized gains or losses on portfolio securities.

     Set forth below is average annual total return information for the shares of each of the Company's Funds, other than the Reserve Assets Fund and Domestic Money Market Fund. The total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Separate

Account level which, if included, would decrease total return.

                          AVERAGE ANNUAL TOTAL RETURN


                                                                                                     REDEEMABLE VALUE
                                                                                                           OF A
                                                                            EXPRESSED AS A $1,000      HYPOTHETICAL
                                                                              PERCENTAGE BASED          INVESTMENT
                                                                              ON A HYPOTHETICAL         AT THE END
                                                                              $1,000 INVESTMENT       OF THE PERIOD
                                                                            ---------------------    ----------------
PRIME BOND FUND:
One Year Ended December 31, 1995.........................................           20.14%              $ 1,201.40
Five Years Ended December 31, 1995.......................................            9.86                 1,600.10
Ten Years Ended December 31, 1995........................................            8.84                 2,332.10

HIGH CURRENT INCOME FUND:
One Year Ended December 31, 1995.........................................           17.21                 1,172.10
Five Years Ended December 31, 1995.......................................           17.98                 2,285.90
Ten Years Ended December 31, 1995........................................           11.46                 2,960.30

QUALITY EQUITY FUND:
One Year Ended December 31, 1995.........................................           22.61                 1,226.10
Five Years Ended December 31, 1995.......................................           13.16                 1,855.20
Ten Years Ended December 31, 1995........................................           12.73                 3,314.60

EQUITY GROWTH FUND:
One Year Ended December 31, 1995.........................................           45.90                 1,459.00
Five Years Ended December 31, 1995.......................................           18.93                 2,379.40
Ten Years Ended December 31, 1995........................................            8.84                 2,332.50

NATURAL RESOURCES FOCUS FUND:
One Year Ended December 31, 1995.........................................           12.65                 1,126.50
Five Years Ended December 31, 1995.......................................            5.34                 1,297.00
Inception* Through December 31, 1995.....................................            4.31                 1,377.80

                                                                                                     REDEEMABLE VALUE
                                                                                                           OF A
                                                                            EXPRESSED AS A $1,000      HYPOTHETICAL
                                                                              PERCENTAGE BASED          INVESTMENT
                                                                              ON A HYPOTHETICAL         AT THE END
                                                                              $1,000 INVESTMENT       OF THE PERIOD
                                                                            ---------------------    ----------------
AMERICAN BALANCED FUND:
One Year Ended December 31, 1995.........................................           20.81%              $ 1,208.10
Five Years Ended December 31, 1995.......................................           10.88                 1,675.60
Inception* Through December 31, 1995.....................................           10.17                 2,085.30

GLOBAL STRATEGY FOCUS FUND:
One Year Ended December 31, 1995.........................................           10.60                 1,106.00
Inception* Through December 31, 1995.....................................            8.20                 1,353.70

BASIC VALUE FOCUS FUND:
One Year Ended December 31, 1995.........................................           25.49                 1,254.90
Inception* Through December 31, 1995.....................................           14.61                 1,406.50

GLOBAL BOND FOCUS FUND:
One Year Ended December 31, 1995.........................................           16.69                 1,166.90
Inception* Through December 31, 1995.....................................            6.98                 1,183.70

GLOBAL UTILITY FOCUS FUND:
One Year Ended December 31, 1995.........................................           24.33                 1,243.30
Inception* Through December 31, 1995.....................................            8.11                 1,215.40

INTERNATIONAL EQUITY FOCUS FUND:
One Year Ended December 31, 1995.........................................            5.48                 1,054.80
Inception* Through December 31, 1995.....................................            6.47                 1,169.80

DEVELOPING CAPITAL MARKETS FOCUS FUND:
One Year Ended December 31, 1995.........................................           (1.08)                  989.20
Inception* Through December 31, 1995.....................................           (3.60)                  940.70

GOVERNMENT BOND FUND:
One Year Ended December 31, 1995.........................................           14.83                 1,148.30
Inception* Through December 31, 1995.....................................            9.82                 1,168.80

------------------


* Inception for Natural Resources Focus Fund is June 1, 1988; American Balanced Fund is June 1, 1988; and Global Strategy Focus Fund is February 28, 1992; Basic Value Focus Fund is July 1, 1993; Global Bond Focus Fund is July 1, 1993; Global Utility Focus Fund is July 1, 1993; International Equity Focus Fund is July 1, 1993; Developing Capital Markets Focus Fund is May 2, 1994;

  International Bond Fund is May 2, 1994; and Government Bond Fund is May 2,
  1994.

                             ADDITIONAL INFORMATION

     Under a separate agreement Merrill Lynch has granted the Company the right to use the 'Merrill Lynch' name and has reserved the right to withdraw its consent to the use of such name by the Company at any time, or to grant the use of such name to any other company, and the Company has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Balanced, Basic Value Focus, Developing Capital Markets Focus, Domestic Money Market, Equity Growth, Flexible Strategy, Global Strategy Focus, Global Utility Focus, High Current Income, Intermediate Government Bond, International Bond, International Equity Focus, Natural Resources Focus, Prime Bond, Quality Equity, Reserve Assets, and World Income Focus Funds of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of American Balanced, Basic Value Focus, Developing Capital Markets Focus, Domestic Money Market, Equity Growth, Flexible Strategy, Global Strategy Focus, Global Utility Focus, High Current Income, Intermediate Government Bond, International Bond, International Equity Focus, Natural Resources Focus, Prime Bond, Quality Equity, Reserve Assets, and World Income Focus Funds of Merrill Lynch Variable Series Funds, Inc. as of December 31, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Princeton, New Jersey
February 20, 1996

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1995

                                                                                      BASIC       DEVELOPING        DOMESTIC
                                                                     AMERICAN         VALUE         CAPITAL          MONEY
                                                                     BALANCED         FOCUS         MARKETS          MARKET
                                                                       FUND            FUND       FOCUS FUND          FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note 1a). . . . . . . . . . . . . . . .   $  207,165,951  $  308,711,181 $  54,805,702  $    307,321,802
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          480,538              --        12,285            13,894
Foreign cash (Note 1c). . . . . . . . . . . . . . . . . . . . .               --              --            19                --
Receivable for securities sold. . . . . . . . . . . . . . . . .        3,768,310              --       371,831                --
Interest receivable. . . . . . . . . . . . . . . . . . . . . . .       1,955,663              --        15,133         1,723,932
Receivable for capital shares sold. . . . . . . . . . . . . . .          200,059         912,338       270,955                --
Dividends receivable. . . . . . . . . . . . . . . . . . . . . .          142,836         568,240       146,937                --
Receivable from investment adviser (Note 2). . . . . . . . . . .              --              --         7,129                --
Deferred organization expenses (Note 1f). . . . . . . . . . . .               --           2,160         2,667             1,340
Prepaid registration fees and other assets (Note 1f). . . . . .           18,329          21,000         5,980            28,178
                                                                  --------------  -------------- -------------  ----------------
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . .      213,731,686     310,214,919    55,638,638       309,089,146
                                                                  --------------  -------------- -------------  -----------------
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for custodian bank (Note 1h). . . . . . . . . . . . . .               --       2,550,277            --                --
Payable for securities purchased. . . . . . . . . . . . . . . .          684,228         977,032       391,924         5,003,947
Payable to investment adviser (Note 2). . . . . . . . . . . . .           91,752         142,121            --           121,062
Payable for capital shares redeemed. . . . . . . . . . . . . . .           8,060          16,967           188                --
Accrued expenses and other liabilities. . . . . . . . . . . . .           35,432          65,629        37,896            52,308
                                                                  --------------  -------------- -------------  -----------------
Total liabilities. . . . . . . . . . . . . . . . . . . . . . . .         819,472       3,752,026       430,008         5,177,317
--------------------------------------------------------------------------------------------------------------------------------
                                                                  --------------  -------------- -------------  ----------------
NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . .   $  212,912,214  $  306,462,893 $  55,208,630  $    303,911,829
                                                                  --------------  -------------- -------------  -----------------
                                                                  --------------  -------------- -------------  -----------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value+. . . . . . . . . . . . . . . . .   $    1,403,143  $    2,339,143 $     592,201  $     30,377,355
Paid-in capital in excess of par. . . . . . . . . . . . . . . .      186,902,200     259,065,629    57,775,197       273,396,191
Undistributed investment income--net. . . . . . . . . . . . . .        4,146,614       2,262,426     1,184,973                --
Undistributed (accumulated) realized capital gains (losses) on
investments and foreign currency transactions--net (Note 5). . .        (945,759)     13,442,164    (3,801,898)               --
Unrealized appreciation (depreciation) on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . .       21,406,016      29,353,531      (541,843)          138,283
                                                                  --------------  -------------- -------------  ----------------
NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . .   $  212,912,214  $  306,462,893 $  55,208,630  $    303,911,829
                                                                  --------------  -------------- -------------  -----------------
                                                                  --------------  -------------- -------------  -----------------

---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARES OUTSTANDING. . . . . . . . . . . . . . . . . . .       14,031,432      23,391,429     5,922,009       303,773,546
                                                                  --------------  -------------- -------------  ----------------
                                                                  --------------  -------------- -------------  ----------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. . . .   $        15.17  $        13.10 $        9.32  $           1.00
                                                                  --------------  -------------- -------------  -----------------
                                                                  --------------  -------------- -------------  -----------------
---------------------------------------------------------------------------------------------------------------------------------
* Identified cost. . . . . . . . . . . . . . . . . . . . . . . .  $  185,759,935  $  279,357,650 $  55,347,858  $    307,183,519
                                                                  --------------  -------------- -------------  -----------------
                                                                  --------------  -------------- -------------  -----------------
+ Authorized shares. . . . . . . . . . . . . . . . . . . . . . .     100,000,000     100,000,000   100,000,000     1,300,000,000
                                                                  --------------  -------------- -------------  ----------------
                                                                  --------------  -------------- -------------  ----------------
--------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1995 (CONTINUED)

                                                                                                      GLOBAL          GLOBAL
                                                                        EQUITY        FLEXIBLE       STRATEGY        UTILITY
                                                                        GROWTH        STRATEGY        FOCUS           FOCUS
                                                                         FUND           FUND           FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note 1a). . . . . . . . . . . . . . . . .   $  339,015,898 $  321,042,917 $  527,857,629  $  146,792,097
Unrealized appreciation on forward foreign exchange
contracts (Note 1b). . . . . . . . . . . . . . . . . . . . . . . .              --             --      9,681,629              --
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           28,050         24,217        576,498          46,328
Foreign cash (Note 1c). . . . . . . . . . . . . . . . . . . . . .               --             --             --             311
Interest receivable. . . . . . . . . . . . . . . . . . . . . . . .              --        603,012      2,034,611          32,615
Receivable for securities sold. . . . . . . . . . . . . . . . . .               --        119,466        645,794       1,155,189
Dividends receivable. . . . . . . . . . . . . . . . . . . . . . .          201,590        169,134        584,726         541,544
Receivable for capital shares sold. . . . . . . . . . . . . . . .          935,425         13,787        426,771          49,593
Deferred organization expenses (Note 1f). . . . . . . . . . . . .               --             --             --           3,277
Prepaid registration fees and other assets (Note 1f). . . . . . .           23,118         26,761         41,934          11,488
                                                                    -------------- -------------- --------------  --------------
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . .      340,204,081    321,999,294    541,849,592     148,632,442
                                                                   ---------------------------------------------------------------
------------------------------------------------------------------- -------------- -------------- --------------  ----------------
LIABILITIES:
Payable for securities purchased. . . . . . . . . . . . . . . . .               --      1,277,730      1,066,036              --
Payable to investment adviser (Note 2). . . . . . . . . . . . . .          195,114        164,372        275,588          68,668
Payable for capital shares redeemed. . . . . . . . . . . . . . . .          24,213        269,553         98,531         299,897

Accrued expenses and other liabilities. . . . . . . . . . . . . .           63,600         53,976        167,824          38,600
                                                                    -------------- -------------- --------------  --------------
Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . .         282,927      1,765,631      1,607,979         407,165
                                                                   -------------------------------------------------------------
------------------------------------------------------------------- -------------- -------------- --------------  --------------
NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  339,921,154 $  320,233,663 $  540,241,613  $  148,225,277
                                                                    -------------- -------------- --------------  ----------------
                                                                    -------------- -------------- --------------  ----------------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value+. . . . . . . . . . . . . . . . . .   $    1,214,674 $    1,944,346 $    4,306,428  $    1,311,353
Paid-in capital in excess of par. . . . . . . . . . . . . . . . .      246,436,854    274,133,560    505,710,448     134,208,350
Undistributed investment income--net. . . . . . . . . . . . . . .        1,279,867      4,603,408      7,489,615       2,159,534
Undistributed (accumulated) realized capital gains (losses) on
investments and foreign currency transactions--net (Note 5). . . .      43,404,115     26,971,363    (23,380,052)     (3,861,578)
Accumulated distributions in excess of realized capital gains--net              --             --       (369,180)             --
Unrealized appreciation on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . .       47,585,644     12,580,986     46,484,354      14,407,618
                                                                    -------------- -------------- --------------  --------------
NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  339,921,154 $  320,233,663 $  540,241,613  $  148,225,277
                                                                    -------------- -------------- --------------  ----------------
                                                                    -------------- -------------- --------------  ----------------
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARES OUTSTANDING. . . . . . . . . . . . . . . . . . . .       12,146,738     19,443,457     43,064,280      13,113,525
                                                                    -------------- -------------- --------------  --------------
-------------- -------------- --------------  --------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. . . . .   $        27.98 $        16.47 $        12.55  $        11.30
                                                                    -------------- -------------- --------------  ----------------
                                                                    -------------- -------------- --------------  ----------------
----------------------------------------------------------------------------------------------------------------------------------
* Identified cost. . . . . . . . . . . . . . . . . . . . . . . . .  $  291,430,254 $  308,461,552 $  491,055,965  $  132,394,937
                                                                    -------------- -------------- --------------  ----------------
                                                                    -------------- -------------- --------------  ----------------
+ Authorized shares. . . . . . . . . . . . . . . . . . . . . . . .     100,000,000    100,000,000    100,000,000     100,000,000
                                                                    -------------- -------------- --------------  --------------
                                                                    -------------- -------------- --------------  --------------
-------------------------------------------------------------------
                                                                   -------------------------------------------------------------

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1995 (CONTINUED)

                                                                         HIGH        INTERMEDIATE
                                                                       CURRENT        GOVERNMENT     INTERNATIONAL
                                                                        INCOME           BOND            BOND

                                                                         FUND            FUND            FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note 1a). . . . . . . . . . . . . . . . .   $  350,164,646  $    40,366,442 $    17,459,395
Options purchased, at value (premiums paid-$996,495)
(Notes 1a & 1b). . . . . . . . . . . . . . . . . . . . . . . . . .              --               --              --
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           65,784            1,028             812
Foreign cash (Note 1c). . . . . . . . . . . . . . . . . . . . . .               --               --           2,251
Interest receivable. . . . . . . . . . . . . . . . . . . . . . . .       6,855,429          478,550         475,274
Receivable for capital shares sold. . . . . . . . . . . . . . . .          458,735          147,197         183,421
Receivable for securities sold. . . . . . . . . . . . . . . . . .               --               --         537,598
Dividends receivable. . . . . . . . . . . . . . . . . . . . . . .               --               --              --
Receivable from investment adviser (Note 2). . . . . . . . . . . .              --           18,524           9,242
Receivable for forward foreign exchange contracts (Note 1b). . . .              --               --              --
Deferred organization expenses (Note 1f). . . . . . . . . . . . .               --               --           2,667
Prepaid registration fees and other assets (Note 1f). . . . . . .           30,383            3,078           3,008
                                                                    --------------  --------------- ---------------
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . .      357,574,977       41,014,819      18,673,668
                                                                   -------------------------------------------------
------------------------------------------------------------------- --------------  --------------- ---------------
LIABILITIES:
Options written, at value (premiums received-$75,690)
(Notes 1a & 1b). . . . . . . . . . . . . . . . . . . . . . . . . .              --               --              --
Unrealized depreciation on forward foreign exchange
contracts (Note 1b). . . . . . . . . . . . . . . . . . . . . . . .              --               --              --
Payable for securities purchased. . . . . . . . . . . . . . . . .          907,222               --         536,115
Payable to investment adviser (Note 2). . . . . . . . . . . . . .          136,548               --              --
Payable for capital shares redeemed. . . . . . . . . . . . . . . .         109,895            5,523             384
Payable for variation margin on stock index futures
contracts (Note 1b). . . . . . . . . . . . . . . . . . . . . . . .              --               --              --
Accrued expenses and other liabilities. . . . . . . . . . . . . .           69,372           12,869          16,625
                                                                    --------------  --------------- ---------------
Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . .       1,223,037           18,392         553,124
                                                                   -------------------------------------------------
------------------------------------------------------------------- --------------  --------------- ---------------
NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  356,351,940  $    40,996,427 $    18,120,544
                                                                    --------------  --------------- ---------------
                                                                    --------------  --------------- ---------------
--------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value+. . . . . . . . . . . . . . . . . .   $    3,168,717  $       380,014 $       172,214
Paid-in capital in excess of par. . . . . . . . . . . . . . . . .      359,886,019       38,315,855      17,186,094
Undistributed investment income--net. . . . . . . . . . . . . . .        2,822,298          199,053          88,192
Undistributed (accumulated) realized capital gains (losses) on
investments and foreign currency transactions--net (Note 5). . . .      (1,515,448)         137,666         102,508
Accumulated distributions in excess of realized capital gains--net              --               --              --
Unrealized appreciation (depreciation) on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . .       (8,009,646)       1,963,839         571,536
                                                                    --------------  --------------- ---------------
NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  356,351,940  $    40,996,427 $    18,120,544
                                                                    --------------  --------------- ---------------
                                                                    --------------  --------------- ---------------
--------------------------------------------------------------------------------------------------------------------

CAPITAL SHARES OUTSTANDING. . . . . . . . . . . . . . . . . . . .       31,687,165        3,800,136       1,722,139
                                                                    --------------  --------------- ---------------
                                                                    --------------  --------------- ---------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. . . . .   $        11.25  $         10.79 $         10.52
                                                                    --------------  --------------- ---------------
                                                                    --------------  --------------- ---------------
--------------------------------------------------------------------------------------------------------------------
* Identified cost. . . . . . . . . . . . . . . . . . . . . . . . .  $  358,174,292  $    38,402,603 $    16,888,004
                                                                    --------------  --------------- ---------------
                                                                    --------------  --------------- ---------------
+ Authorized shares. . . . . . . . . . . . . . . . . . . . . . . .     100,000,000      100,000,000     100,000,000
                                                                    --------------  --------------- ---------------
                                                                    --------------  --------------- ---------------
-------------------------------------------------------------------
                                                                   -------------------------------------------------
                                                                     INTERNATIONAL
                                                                      EQUITY FOCUS
                                                                          FUND
--------------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note 1a). . . . . . . . . . . . . . . . .   $    254,720,309
Options purchased, at value (premiums paid-$996,495)
(Notes 1a & 1b). . . . . . . . . . . . . . . . . . . . . . . . . .         2,400,647
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,029,991
Foreign cash (Note 1c). . . . . . . . . . . . . . . . . . . . . .          9,364,676
Interest receivable. . . . . . . . . . . . . . . . . . . . . . . .            18,902
Receivable for capital shares sold. . . . . . . . . . . . . . . .            179,722
Receivable for securities sold. . . . . . . . . . . . . . . . . .            141,791
Dividends receivable. . . . . . . . . . . . . . . . . . . . . . .            221,152
Receivable from investment adviser (Note 2). . . . . . . . . . . .                --
Receivable for forward foreign exchange contracts (Note 1b). . . .             4,386
Deferred organization expenses (Note 1f). . . . . . . . . . . . .                 --
Prepaid registration fees and other assets (Note 1f). . . . . . .
                                                                              22,919
                                                                    ----------------
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                         268,104,495
                                                                    ------------------
                                                                   -
------------------------------------------------------------------- ------------------
LIABILITIES:
Options written, at value (premiums received-$75,690)
(Notes 1a & 1b). . . . . . . . . . . . . . . . . . . . . . . . . .            40,020
Unrealized depreciation on forward foreign exchange
contracts (Note 1b). . . . . . . . . . . . . . . . . . . . . . . .           267,385
Payable for securities purchased. . . . . . . . . . . . . . . . .            853,100
Payable to investment adviser (Note 2). . . . . . . . . . . . . .            155,439
Payable for capital shares redeemed. . . . . . . . . . . . . . . .            44,985
Payable for variation margin on stock index futures
contracts (Note 1b). . . . . . . . . . . . . . . . . . . . . . . .
                                                                              49,882
Accrued expenses and other liabilities. . . . . . . . . . . . . .

                                                                           1,091,443
                                                                    ----------------
Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . .
                                                                           2,502,254
                                                                    ----------------
                                                                   -
------------------------------------------------------------------- ----------------
NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $    265,602,241
                                                                    ------------------
                                                                    ------------------

--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value+. . . . . . . . . . . . . . . . . .   $      2,401,786
Paid-in capital in excess of par. . . . . . . . . . . . . . . . .        261,644,387
Undistributed investment income--net. . . . . . . . . . . . . . .          4,974,839
Undistributed (accumulated) realized capital gains (losses) on
investments and foreign currency transactions--net (Note 5). . . .        (7,433,489)

Accumulated distributions in excess of realized capital gains--net        (5,275,618)
Unrealized appreciation (depreciation) on investments and foreign currency transactions--net. . . . . . . . . . . . . . . . . . . .
                                                                           9,290,336
                                                                    ----------------
NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $    265,602,241
                                                                    ------------------
                                                                    ------------------

--------------------------------------------------------------------------------------
CAPITAL SHARES OUTSTANDING. . . . . . . . . . . . . . . . . . . .         24,017,864
                                                                    ----------------
                                                                    ----------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. . . . .   $          11.06
                                                                    ------------------
                                                                    ------------------

--------------------------------------------------------------------------------------
* Identified cost. . . . . . . . . . . . . . . . . . . . . . . . .  $    248,123,206
                                                                    ------------------
                                                                    ------------------

+ Authorized shares. . . . . . . . . . . . . . . . . . . . . . . .       100,000,000
                                                                    ----------------
                                                                    ----------------
------------------------------------------------------------------------------------

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1995 (CONTINUED)

                                                                  NATURAL
                                                                 RESOURCES       PRIME          QUALITY
                                                                   FOCUS          BOND           EQUITY
--------------------------------------------------------------     FUND           FUND            FUND
                                                              ----------------------------------------------
ASSETS:
Investments, at value* (Note 1a). . . . . . . . . . . . . . .  $  43,137,003 $  480,885,744  $  647,081,906
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,054          7,136         495,853
Interest receivable. . . . . . . . . . . . . . . . . . . . .              --      8,564,673              --
Receivable for capital shares sold. . . . . . . . . . . . . .         20,061        599,533         469,435
Dividends receivable. . . . . . . . . . . . . . . . . . . . .         53,178             --         459,458
Receivable for securities sold. . . . . . . . . . . . . . . .        200,782             --              --
Receivable for loaned securities (Note 6). . . . . . . . . .              --          1,716              --
Prepaid registration fees and other assets (Note 1f). . . . .          3,285         41,602          47,820
                                                               ------------- --------------  --------------
Total assets. . . . . . . . . . . . . . . . . . . . . . . . .     43,419,363    490,100,404     648,554,472
                                                              ----------------------------------------------
-------------------------------------------------------------- ------------- --------------  --------------
LIABILITIES:
Payable for securities purchased. . . . . . . . . . . . . . .        268,643             --       3,515,656
Payable to investment adviser (Note 2). . . . . . . . . . . .         22,050        169,087         226,353
Payable for capital shares redeemed. . . . . . .. . . . . . .         12,852         19,959         152,688
Accrued expenses and other liabilities. . . . . . . . . . . .         13,467         73,390         109,174
                                                               ------------- --------------  --------------
Total liabilities. . . . . . . . . . . . . . . . . . . . . .         317,012        262,436       4,003,871
                                                              ----------------------------------------------
-------------------------------------------------------------- ------------- --------------  --------------
NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . .  $  43,102,351 $  489,837,968  $  644,550,601
                                                               ------------- --------------  --------------
                                                               ------------- --------------  --------------
------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value+. . . . . . . . . . . . . . . .  $     360,832 $    3,935,106  $    1,967,624
Paid-in capital in excess of par. . . . . . . . . . . . . . .     39,066,877    474,621,652     521,412,111
Undistributed investment income--net. . . . . . . . . . . . .        315,714      2,495,885       6,008,129
Undistributed (accumulated) realized capital gains (losses) on
investments and foreign currency transactions--net (Note 5).         726,008    (15,946,458)     84,325,412
Unrealized appreciation on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . .      2,632,920     24,731,783      30,837,325
                                                               ------------- --------------  --------------
NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . .  $  43,102,351 $  489,837,968  $  644,550,601
                                                               ------------- --------------  --------------
                                                               ------------- --------------  --------------
------------------------------------------------------------------------------------------------------------
CAPITAL SHARES OUTSTANDING. . . . . . . . . . . . . . . . . .      3,608,317     39,351,063      19,676,238
                                                               ------------- --------------  --------------
                                                               ------------- --------------  --------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. . .  $       11.95 $        12.45  $        32.76

                                                               ------------- --------------  --------------
                                                               ------------- --------------  --------------
------------------------------------------------------------------------------------------------------------
* Identified cost. . . . . . . . . . . . . . . . . . . . . .   $  40,504,115 $  456,153,961  $  616,244,581
                                                               ------------- --------------  --------------
                                                               ------------- --------------  --------------
+ Authorized shares. . . . . . . . . . . . . . . . . . . . .     100,000,000    100,000,000     100,000,000
                                                               ------------- --------------  --------------
                                                               ------------- --------------  --------------
--------------------------------------------------------------
                                                              ----------------------------------------------

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1995 (CONCLUDED)

                                                                                                                WORLD
                                                                                                 RESERVE       INCOME
                                                                                                 ASSETS         FOCUS
---------------------------------------------------------------------------------------------     FUND          FUND
                                                                                             ------------------------------
ASSETS:
Investments, at value* (Note 1a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  25,889,963 $  79,448,018
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,463        13,497
Interest receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        127,827     2,445,075
Receivable for capital shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --        17,699
Deferred organization expenses (Note 1f). . . . . . . . . . . . . . . . . . . . . . . . . .              --         3,944
Prepaid registration fees and other assets (Note 1f). . . . . . . . . . . . . . . . . . . .           6,647         6,032
                                                                                              ------------- -------------
Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      26,026,900    81,934,265
---------------------------------------------------------------------------------------------------------------------------
                                                                                              ------------- ---------------
LIABILITIES:
Unrealized depreciation on forward foreign exchange contracts (Note 1b). . . . . . . . . . .             --         5,151
Payable for securities purchased. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         450,402            --
Payable to investment adviser (Note 2). . . . . . . . . . . . . . . . . . . . . . . . . . .          10,326        38,386
Payable for capital shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . .             --        28,906
Accrued expenses and other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . .          16,303        17,190
                                                                                              ------------- -------------
Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        477,031        89,633
-------------------------------------------------------------------------------------------------------------------------
                                                                                              ------------- -------------
NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  25,549,869 $  81,844,632

                                                                                              ------------- ---------------
                                                                                              ------------- ---------------
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value+. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $   2,553,592 $     836,037
Paid-in capital in excess of par. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      22,982,328    83,350,355
Undistributed investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . . . .              --       765,308
Accumulated realized capital losses on investments and foreign currency
transactions--net (Note 5). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --    (2,777,024)
Unrealized appreciation (depreciation) on investments and foreign currency transactions--net         13,949      (330,044)
                                                                                              ------------- -------------
NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  25,549,869 $  81,844,632
                                                                                              ------------- ---------------
                                                                                              ------------- ---------------
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARES OUTSTANDING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      25,535,919     8,360,366
                                                                                              ------------- -------------
                                                                                              ------------- -------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. . . . . . . . . . . . . . . . . .   $        1.00 $        9.79
                                                                                              ------------- ---------------
                                                                                              ------------- ---------------
---------------------------------------------------------------------------------------------------------------------------
* Identified cost. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  25,876,014 $  79,792,576
                                                                                              ------------- ---------------
                                                                                              ------------- ---------------
+ Authorized shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    500,000,000   100,000,000
                                                                                              ------------- -------------
                                                                                              ------------- -------------
---------------------------------------------------------------------------------------------
                                                                                             ----------------------------

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                                    DEVELOPING
                                                                                         BASIC        CAPITAL       DOMESTIC
                                                                         AMERICAN        VALUE        MARKETS         MONEY
                                                                         BALANCED        FOCUS         FOCUS         MARKET
                                                                           FUND          FUND          FUND           FUND
INVESTMENT INCOME (NOTES 1D & 1E):
Interest and discount earned*. . . . . . . . . . . . . . . . . . .      $ 7,031,460    $ 1,154,160   $ 1,080,022    $19,295,095
Dividends**. . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,141,936      4,379,125       649,244             --
Other income. . . . . . . . . . . . . . . . . . . . . . . . . . . .              --             --            --            102

                                                                        -----------  ------------- -------------  -------------
Total income. . . . . . . . . . . . . . . . . . . . . . . . . . . .       9,173,396      5,533,285     1,729,266     19,295,197
                                                                        -----------  ------------- -------------  -------------
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2). . . . . . . . . . . . . . . . .        1,045,146      1,414,380       434,062      1,598,551
Accounting services (Note 2). . . . . . . . . . . . . . . . . . . .          41,190         57,905        13,359         86,535
Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . . .          21,196         29,519       108,500         21,423
Professional fees. . . . . . . . . . . . . . . . . . . . . . . . .           19,957         17,625         7,788         37,201
Registration fees (Note 1f). . . . . . . . . . . . . . . . . . . .            5,318         29,048         5,957          5,090
Transfer agent fees (Note 2). . . . . . . . . . . . . . . . . . . .           5,006          5,031         5,006          5,005
Directors' fees and expenses. . . . . . . . . . . . . . . . . . . .           4,229          4,108            --          8,337
Pricing services. . . . . . . . . . . . . . . . . . . . . . . . . .             642            229         5,393             --
Amortization of organization expenses (Note 1f). . . . . . . . . .               --            720            --          1,340
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            8,204          7,084        12,264          5,292
                                                                        -----------  ------------- -------------  -------------
Total expenses before reimbursement. . . . . . . . . . . . . . . .        1,150,888      1,565,649       592,329      1,768,774
Reimbursement of expenses (Note 2). . . . . . . . . . . . . . . . .              --             --       (49,477)            --
                                                                        -----------  ------------- -------------  -------------
Expenses after reimbursement. . . . . . . . . . . . . . . . . . . .       1,150,888      1,565,649       542,852      1,768,774
                                                                        -----------  ------------- -------------  -------------
Investment income--net. . . . . . . . . . . . . . . . . . . . . . .       8,022,508      3,967,636     1,186,414     17,526,423
                                                                        -----------  ------------- -------------  -------------
--------------------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
CURRENCY TRANSACTIONS--NET (NOTES 1B, 1C, 1E & 3):
Realized gain (loss) on investments--net. . . . . . . . . . . . . .        (311,392)    13,595,994    (3,328,623)        44,778
Realized gain on foreign currency transactions--net. . . . . . . .               --             --       198,982             --
Change in unrealized appreciation/depreciation on investments--net.      27,587,655     34,077,480     1,803,393        334,598
Change in unrealized appreciation/depreciation on foreign currency
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .              --             --           (60)            --
                                                                        -----------  ------------- -------------  -------------
Total realized and unrealized gain (loss) on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . . .      27,276,263     47,673,474    (1,326,308)       379,376
                                                                        -----------  ------------- -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      35,298,771     51,641,110      (139,894)    17,905,799
                                                                        -----------  ------------- -------------  -------------
                                                                        -----------  ------------- -------------  -------------
--------------------------------------------------------------------------------------------------------------------------------
*Net of withholding tax on interest. . . . . . . . . . . . . . . .      $        --    $        --   $        --    $        --
                                                                        -----------  ------------- -------------  -------------
                                                                        -----------  ------------- -------------  -------------
**Net of withholding tax on dividends. . . . . . . . . . . . . . .
                                                                        $        --    $    14,182   $    59,140    $        --
                                                                        -----------  ------------- -------------  -------------
                                                                        -----------  ------------- -------------  -------------
--------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995 (CONTINUED)

                                                                                                      GLOBAL         GLOBAL
                                                                         EQUITY      FLEXIBLE        STRATEGY        UTILITY
                                                                         GROWTH      STRATEGY         FOCUS           FOCUS
                                                                          FUND         FUND            FUND           FUND
INVESTMENT INCOME (NOTES 1D & 1E):
Interest and discount earned*. . . . . . . . . . . . . . . . . . .     $ 1,754,524   $ 8,453,860    $ 14,006,863    $   612,220
Dividends**. . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,038,745     2,824,136       6,858,616      6,220,288
Other income. . . . . . . . . . . . . . . . . . . . . . . . . . .               --        17,632              --             --
                                                                       ----------- -------------  --------------  -------------
Total income. . . . . . . . . . . . . . . . . . . . . . . . . . .        3,793,269    11,295,628      20,865,479      6,832,508
                                                                       ----------- -------------  --------------  -------------
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2). . . . . . . . . . . . . . . . .       1,852,641     1,941,598       3,348,535        803,260
Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . .           34,750        62,945         161,121         44,871
Accounting services (Note 2). . . . . . . . . . . . . . . . . . .           61,209        68,096         121,656         20,432
Professional fees. . . . . . . . . . . . . . . . . . . . . . . . .          20,382        30,654          51,124          9,425
Directors' fees and expenses. . . . . . . . . . . . . . . . . . .            4,303         6,749          12,679          3,086
Registration fees (Note 1f). . . . . . . . . . . . . . . . . . . .          20,246            --              --             --
Transfer agent fees (Note 2). . . . . . . . . . . . . . . . . . .            5,008         4,952           4,956          4,709
Pricing services. . . . . . . . . . . . . . . . . . . . . . . . .               --         5,283           7,426          3,454
Amortization of organization expenses (Note 1f). . . . . . . . . .              --            --           2,680            863
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           9,128         8,648           9,248             --
                                                                       ----------- -------------  --------------  -------------
Total expenses. . . . . . . . . . . . . . . . . . . . . . . . . .        2,007,667     2,128,925       3,719,425        890,100
                                                                       ----------- -------------  --------------  -------------
Investment income--net. . . . . . . . . . . . . . . . . . . . . .        1,785,602     9,166,703      17,146,054      5,942,408
                                                                       ----------- -------------  --------------  -------------
---------------------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS & FOREIGN
CURRENCY TRANSACTIONS--NET (NOTES 1B, 1C, 1E & 3):
Realized gain (loss) on investments--net. . . . . . . . . . . . .       45,385,878    25,472,110     (19,049,909)    (2,381,425)
Realized gain (loss) on foreign currency transactions--net. . . .               --     1,579,908      (4,330,143)         1,247
Change in unrealized appreciation/depreciation on investments--net      44,941,516    11,829,508      49,029,900     26,080,420
Change in unrealized appreciation/depreciation on foreign currency
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . .               --        (6,929)      9,132,728         10,320
                                                                       ----------- -------------  --------------  -------------
Total realized and unrealized gain on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . .       90,327,394    38,874,597      34,782,576     23,710,562
                                                                       ----------- -------------  --------------  -------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .      $92,112,996   $48,041,300    $ 51,928,630    $29,652,970
                                                                       ----------- -------------  --------------  -------------
                                                                       ----------- -------------  --------------  -------------
---------------------------------------------------------------------------------------------------------------------------------

*Net of withholding tax on interest. . . . . . . . . . . . . . . .     $        --   $        --    $     50,929    $        --
                                                                       ----------- -------------  --------------  -------------
                                                                       ----------- -------------  --------------  -------------
**Net of withholding tax on dividends. . . . . . . . . . . . . . .
                                                                       $        --   $    84,307    $    535,933    $   293,663
                                                                       ----------- -------------  --------------  -------------
                                                                       ----------- -------------  --------------  -------------
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995 (CONTINUED)

                                                                          HIGH      INTERMEDIATE
                                                                         CURRENT     GOVERNMENT     INTERNATIONAL
                                                                         INCOME         BOND             BOND
                                                                          FUND          FUND             FUND
INVESTMENT INCOME (NOTES 1D & 1E):
Interest and discount earned*. . . . . . . . . . . . . . . . . . .     $31,843,555    $ 1,796,464      $    829,012
Dividends**. . . . . . . . . . . . . . . . . . . . . . . . . . . .         402,769             --                --
Other income. . . . . . . . . . . . . . . . . . . . . . . . . . .          370,896             --                --
                                                                       ----------- --------------  ----------------
Total income. . . . . . . . . . . . . . . . . . . . . . . . . . .       32,617,220      1,796,464           829,012
                                                                       ----------- --------------  ----------------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2). . . . . . . . . . . . . . . . .       1,551,098        143,117            70,573
Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . .           31,881         12,551            15,491
Accounting services (Note 2). . . . . . . . . . . . . . . . . . .           71,607          8,115             5,246
Professional fees. . . . . . . . . . . . . . . . . . . . . . . . .          28,860          5,368             7,829
Registration fees (Note 1f). . . . . . . . . . . . . . . . . . . .          15,984          8,606             1,233
Transfer agent fees (Note 2). . . . . . . . . . . . . . . . . . .            5,052          5,022             5,006
Pricing services. . . . . . . . . . . . . . . . . . . . . . . . .            8,781            454                --
Directors' fees and expenses. . . . . . . . . . . . . . . . . . .            6,296             --                --
Amortization of organization expenses (Note 1f). . . . . . . . . .              --             --               800
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           8,300          6,772             6,083
                                                                       ----------- --------------  ----------------
Total expenses before reimbursement. . . . . . . . . . . . . . . .       1,727,859        190,005           112,261
Reimbursement of expenses (Note 2). . . . . . . . . . . . . . . .               --       (190,005)         (112,261)
                                                                       ----------- --------------  ----------------
Expenses after reimbursement. . . . . . . . . . . . . . . . . . .        1,727,859             --                --
                                                                       ----------- --------------  ----------------
Investment income--net. . . . . . . . . . . . . . . . . . . . . .       30,889,361      1,796,464           829,012
                                                                       ----------- --------------  ----------------
---------------------------------------------------------------------------------------------------------------------

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
CURRENCY TRANSACTIONS--NET (NOTES 1B, 1C, 1E & 3):
Realized gain (loss) on investments--net. . . . . . . . . . . . .          589,358        192,982           333,867
Realized loss on foreign currency transactions--net. . . . . . . .              --             --          (132,668)
Change in unrealized appreciation/depreciation on investments--net      16,336,511      2,024,581           667,859
Change in unrealized appreciation/depreciation on foreign currency
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . .               --             --            67,361
                                                                       -----------     ----------       -----------
Total realized and unrealized gain on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . .       16,925,869      2,217,563           936,419
                                                                       ----------- --------------  ----------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .      $47,815,230    $ 4,014,027      $  1,765,431
                                                                       ----------- --------------  ----------------
                                                                       ----------- --------------  ----------------
---------------------------------------------------------------------------------------------------------------------
*Net of withholding tax on interest. . . . . . . . . . . . . . . .     $        --    $        --      $      3,338
                                                                       ----------- --------------  ----------------
                                                                       ----------- --------------  ----------------
**Net of withholding tax on dividends. . . . . . . . . . . . . . .
                                                                       $        --    $        --      $         --
                                                                       ----------- --------------  ----------------
                                                                       ----------- --------------  ----------------
---------------------------------------------------------------------------------------------------------------------
                                                                     INTERNATIONAL
                                                                        EQUITY
                                                                         FOCUS
                                                                         FUND
INVESTMENT INCOME (NOTES 1D & 1E):
Interest and discount earned*. . . . . . . . . . . . . . . . . . .     $  3,641,750
Dividends**. . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,247,788
Other income. . . . . . . . . . . . . . . . . . . . . . . . . . .             2,110
                                                                    ---------------
Total income. . . . . . . . . . . . . . . . . . . . . . . . . . .         6,891,648
                                                                    ---------------


-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2). . . . . . . . . . . . . . . . .        1,817,721
Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . .           240,690
Accounting services (Note 2). . . . . . . . . . . . . . . . . . .            54,687
Professional fees. . . . . . . . . . . . . . . . . . . . . . . . .           22,282
Registration fees (Note 1f). . . . . . . . . . . . . . . . . . . .               --
Transfer agent fees (Note 2). . . . . . . . . . . . . . . . . . .             4,987
Pricing services. . . . . . . . . . . . . . . . . . . . . . . . .             9,410
Directors' fees and expenses. . . . . . . . . . . . . . . . . . .             5,734
Amortization of organization expenses (Note 1f). . . . . . . . . .            1,383
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            6,142
                                                                    ---------------
Total expenses before reimbursement. . . . . . . . . . . . . . . .        2,163,036
Reimbursement of expenses (Note 2). . . . . . . . . . . . . . . .                --

                                                                    ---------------
Expenses after reimbursement. . . . . . . . . . . . . . . . . . .         2,163,036
                                                                    ---------------
Investment income--net. . . . . . . . . . . . . . . . . . . . . .         4,728,612
                                                                    ---------------





-------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
CURRENCY TRANSACTIONS--NET (NOTES 1B, 1C, 1E & 3):
Realized gain (loss) on investments--net. . . . . . . . . . . . .        (7,381,797)
Realized loss on foreign currency transactions--net. . . . . . . .          (35,666)
Change in unrealized appreciation/depreciation on investments--net       15,123,591
Change in unrealized appreciation/depreciation on foreign currency
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . .           461,950
                                                                        -----------
Total realized and unrealized gain on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . .         8,168,078
                                                                    ---------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 12,896,690
                                                                    ---------------
                                                                    ---------------



-------------------------------------------------------------------------------------
*Net of withholding tax on interest. . . . . . . . . . . . . . . .     $         --
                                                                    ---------------
                                                                    ---------------
**Net of withholding tax on dividends. . . . . . . . . . . . . . .
                                                                       $    412,462
                                                                    ---------------
                                                                    ---------------


-------------------------------------------------------------------------------------

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995 (CONTINUED)


                                                                         NATURAL
                                                                        RESOURCES        PRIME        QUALITY
                                                                          FOCUS          BOND          EQUITY
                                                                           FUND          FUND           FUND
INVESTMENT INCOME (NOTES 1D & 1E):
Interest and discount earned. . . . . . . . . . . . . . . . . . .       $   242,595    $32,558,262   $  5,420,683
Dividends**. . . . . . . . . . . . . . . . . . . . . . . . . . . .          838,050             --      8,088,307
Other income. . . . . . . . . . . . . . . . . . . . . . . . . . .                --        311,307             --
                                                                       ------------  ------------- --------------
Total income. . . . . . . . . . . . . . . . . . . . . . . . . . .         1,080,645     32,869,569     13,508,990
                                                                       ------------  ------------- --------------
------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2). . . . . . . . . . . . . . . . .          277,494      1,964,869      2,505,030
Accounting services (Note 2). . . . . . . . . . . . . . . . . . .             6,986         97,176        126,438
Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . .            23,939         45,235         54,907
Professional fees. . . . . . . . . . . . . . . . . . . . . . . . .            7,496         43,392         47,862
Registration fees (Note 1f). . . . . . . . . . . . . . . . . . . .              586          6,275         27,220
Directors' fees and expenses. . . . . . . . . . . . . . . . . . .               563          9,670         11,597
Transfer agent fees (Note 2). . . . . . . . . . . . . . . . . . .             5,004          5,005          4,931
Pricing services. . . . . . . . . . . . . . . . . . . . . . . . .             5,422          6,805            225
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            7,583          9,562          9,674
                                                                       ------------  ------------- --------------
Total expenses. . . . . . . . . . . . . . . . . . . . . . . . . .           335,073      2,187,989      2,787,884
                                                                       ------------  ------------- --------------
Investment income--net. . . . . . . . . . . . . . . . . . . . . .           745,572     30,681,580     10,721,106
                                                                       ------------  ------------- --------------
------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
CURRENCY TRANSACTIONS--NET (NOTES 1B, 1C, 1E & 3):
Realized gain on investments--net. . . . . . . . . . . . . . . . .          797,739      2,850,926     84,589,225
Realized loss on foreign currency transactions--net. . . . . . . .           (8,179)            --             --
Change in unrealized appreciation/depreciation on investments--net        3,506,869     46,631,310     17,627,851
Change in unrealized appreciation/depreciation on foreign currency
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . .                82             --             --
                                                                       ------------  ------------- --------------
Total realized and unrealized gain on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . .         4,296,511     49,482,236    102,217,076
                                                                       ------------  ------------- --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS. . . . . . .       $ 5,042,083    $80,163,816    112,938,182
                                                                       ------------  ------------- --------------
                                                                       ------------  ------------- --------------
------------------------------------------------------------------------------------------------------------------
**Net of withholding tax on dividends. . . . . . . . . . . . . . .      $    58,820    $        --   $    111,328
                                                                       ------------  ------------- --------------
                                                                       ------------  ------------- --------------
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995 (CONCLUDED)

                                                                                      WORLD
                                                                        RESERVE      INCOME
                                                                         ASSETS       FOCUS
                                                                          FUND        FUND
INVESTMENT INCOME (NOTES 1D & 1E):
Interest and discount earned*. . . . . . . . . . . . . . . . . . .     $1,748,915   $ 7,350,623
Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . .             --        26,246
Other income. . . . . . . . . . . . . . . . . . . . . . . . . . .              --       103,874
                                                                       ---------- -------------
Total income. . . . . . . . . . . . . . . . . . . . . . . . . . .       1,748,915     7,480,743
                                                                       ---------- -------------
------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2). . . . . . . . . . . . . . . . .        144,618       464,049
Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . .          12,967        23,244
Accounting services (Note 2). . . . . . . . . . . . . . . . . . .             738        11,786
Professional fees. . . . . . . . . . . . . . . . . . . . . . . . .          5,439         6,781
Transfer agent fees (Note 2). . . . . . . . . . . . . . . . . . .           4,848         4,911
Pricing services. . . . . . . . . . . . . . . . . . . . . . . . .              --         7,712
Directors' fees and expenses. . . . . . . . . . . . . . . . . . .             613         1,494
Amortization of organization expenses (Note 1f). . . . . . . . . .             --         1,578
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,198         6,197
                                                                       ---------- -------------
Total expenses. . . . . . . . . . . . . . . . . . . . . . . . . .         176,421       527,752
                                                                       ---------- -------------
Investment income--net. . . . . . . . . . . . . . . . . . . . . .       1,572,494     6,952,991
                                                                       ---------- -------------
------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
CURRENCY TRANSACTIONS--NET (NOTES 1B, 1C, 1E & 3):
Realized gain on investments--net. . . . . . . . . . . . . . . . .         10,309       846,540
Realized loss on foreign currency transactions--net. . . . . . . .             --      (336,253
Change in unrealized appreciation/depreciation on investments--net         41,873     4,273,121
Change in unrealized appreciation/depreciation on foreign currency
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . .              --       229,617
                                                                       ---------- -------------
Total realized and unrealized gain on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . .          52,182     5,013,025
                                                                       ---------- -------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .      $1,624,676   $11,966,016
                                                                       ---------- -------------
                                                                       ---------- -------------
------------------------------------------------------------------------------------------------
*Net of withholding tax on interest. . . . . . . . . . . . . . . .     $       --   $    60,326
                                                                       ---------- -------------
                                                                       ---------- -------------
------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    AMERICAN BALANCED FUND
                                                                               ---------------------------------
                                                                                      FOR THE YEAR ENDED
                                                                                       DECEMBER 31,
                                                                               ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                  1995               1994
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net. . . . . . . . . . . . . . . . . . . . . .              $   8,022,508     $    5,743,492
Realized gain (loss) on investments and foreign currency                            (311,392)          (634,222)
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . .
Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . .                 27,587,655        (11,011,500)
                                                                               -------------      -------------
Net increase (decrease) in net assets resulting from operations. .                35,298,771         (5,902,230)
                                                                               -------------      -------------
---------------------------------------------------------------------          ---------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):
Investment income--net. . . . . . . . . . . . . . . . . . . . . .                 (7,173,644)        (3,724,806)
Realized gain on investments--net. . . . . . . . . . . . . . . . .                        --                 --
In excess of realized gain on investments--net. . . . . . . . . .                         --           (382,403)
                                                                               -------------      -------------
Net decrease in net assets resulting from dividends and
distributions to shareholders. . . . . . . . . . . . . . . . . . .                (7,173,644)        (4,107,209)
                                                                               -------------      -------------
---------------------------------------------------------------------          ---------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share transactions                25,836,347         53,540,259
                                                                               -------------      -------------
---------------------------------------------------------------------          ---------------------------------
NET ASSETS:
Total increase in net assets. . . . . . . . . . . . . . . . . . .                 53,961,474         43,530,820
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . .               158,950,740        115,419,920
                                                                               -------------      -------------
End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . .              $ 212,912,214     $  158,950,740
                                                                               -------------     --------------

                                                                               -------------     --------------
----------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net. . . . . . . . . . . . . . .             $   4,146,614     $    3,297,750
                                                                               -------------     --------------
                                                                               -------------     --------------

----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                                         BASIC VALUE FOCUS FUND
                                                                     -------------------------------
                                                                           FOR THE YEAR ENDED
                                                                               DECEMBER 31,
                                                                     -------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                      1995               1994
----------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net. . . . . . . . . . . . . . . . . . . . . .   $   3,967,636     $    2,366,053
Realized gain (loss) on investments and foreign currency               13,595,994          7,037,711
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . .
Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . .      34,077,480         (6,328,115)
                                                                     ------------      -- ----------
Net increase (decrease) in net assets resulting from operations. .     51,641,110          3,075,649
                                                                     ------------      -- ----------
-----------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):
Investment income--net. . . . . . . . . . . . . . . . . . . . . .      (3,296,595)          (928,253)
Realized gain on investments--net. . . . . . . . . . . . . . . . .     (7,106,929)                --
In excess of realized gain on investments--net. . . . . . . . . .              --                 --
                                                                     ------------      -- ----------
Net decrease in net assets resulting from dividends and
distributions to shareholders. . . . . . . . . . . . . . . . . . .    (10,403,524)          (928,253)
                                                                     ------------      -- ----------
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share transactions    100,918,588        114,952,060
                                                                     ------------      -- ----------
-----------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets. . . . . . . . . . . . . . . . . . .     142,156,174        117,099,456
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . .    164,306,719         47,207,263
                                                                     ------------      -- ----------
End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 306,462,893     $  164,306,719
                                                                    -------------     --------------
                                                                    -------------     --------------
-----------------------------------------------------------------------------------------------------
*Undistributed investment income--net. . . . . . . . . . . . . . .  $   2,262,426     $    1,591,385
                                                                    -------------     --------------
                                                                    -------------     --------------
-----------------------------------------------------------------------------------------------------



See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                DEVELOPING CAPITAL
                                                                                MARKETS FOCUS FUND
                                                                        -----------------------------------
                                                                         FOR THE YEAR     FOR THE PERIOD
                                                                             ENDED          MAY 2, 1994+
                                                                         DEC. 31, 1995    TO DEC. 31, 1994
INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .  $  1,186,414     $         330,561
Realized gain (loss) on investments and foreign currency                 (3,129,641)             (672,256)
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .
Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . . . .     1,803,333            (2,345,177)
                                                                        -----------      ----------------
Net increase (decrease) in net assets resulting from operations. . .       (139,894)           (2,686,872)
                                                                        -----------      ----------------
------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .      (332,002)                   --
Realized gain on investments--net. . . . . . . . . . . . . . . . . .             --                    --
                                                                        -----------      ----------------
Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .       (332,002)                   --
                                                                        -----------      ----------------
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share         19,004,774            31,362,624
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -----------      ----------------
------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets. . . . . . . . . . . . . . .     18,532,878            28,675,752
Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . .     36,675,752             8,000,000
                                                                        -----------      ----------------
End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 55,208,630     $      36,675,752
                                                                       ------------     -----------------
                                                                       ------------     -----------------
------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net. . . . . . . . . . . . . . . .   $  1,184,973     $         330,561
                                                                       ------------     -----------------


                                                                       ------------     -----------------
------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements


+ Commencement of Operations.
                                                                                          DOMESTIC MONEY
                                                                                            MARKET FUND
                                                                        ----------------------------------------------------

                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                        ----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                    1995                         1994
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .  $                       17,526,423     $   11,419,926
Realized gain (loss) on investments and foreign currency                                           44,778              5,347
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .
Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . . . .                             334,598           (199,049)
                                                                        ------------ --------------------      -- ----------
Net increase (decrease) in net assets resulting from operations. . .                           17,905,799         11,226,224
                                                                        ------------ --------------------      -- ----------
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .                         (17,526,423)       (11,419,926)
Realized gain on investments--net. . . . . . . . . . . . . . . . . .                             (44,778)             (5,347)
                                                                        ------------ --------------------      -- ----------
Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .                          (17,571,201)       (11,425,273)
                                                                        ------------ --------------------      -- ----------
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share                              (59,621,869)       192,866,796
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   ------------ --------------------      -- ----------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets. . . . . . . . . . . . . . .                          (59,287,271)       192,667,747
Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . .                          363,199,100        170,531,353
                                                                        ------------ --------------------      -- ----------
End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                      303,911,829     $  363,199,100
                                                                       ----------------------------------     --------------
                                                                       ----------------------------------     --------------
------------------------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net. . . . . . . . . . . . . . . .   $                               --     $           --
                                                                       ----------------------------------     --------------
                                                                       ----------------------------------     --------------
------------------------------------------------------------------------------------------------------------------------------------
+ Commencement of Operations.



                                                                                        EQUITY GROWTH FUND
                                                                        ----------------------------------------------------

                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                        -----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                    1995                         1994
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .  $                        1,785,602     $      383,328
Realized gain (loss) on investments and foreign currency                                       45,385,878         (1,981,763)
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .
Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . . . .                          44,941,516         (8,755,921)
                                                                        ------------ --------------------      -- ----------
Net increase (decrease) in net assets resulting from operations. . .                           92,112,996        (10,354,356)
                                                                        ------------ --------------------      -- ----------
-----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .                            (889,063)                --
Realized gain on investments--net. . . . . . . . . . . . . . . . . .                                   --           (895,916)
                                                                        ------------ --------------------      -- ----------
Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .                             (889,063)          (895,916)
                                                                        ------------ --------------------      -- ----------
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share                               78,653,598         82,317,471
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   ------------ --------------------      -- ----------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets. . . . . . . . . . . . . . .                          169,877,531         71,067,199
Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . .                          170,043,623         98,976,424
                                                                        ------------ --------------------      -- ----------
End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                      339,921,154     $  170,043,623
                                                                       ----------------------------------     --------------
                                                                       ----------------------------------     --------------

-----------------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net. . . . . . . . . . . . . . . .   $                        1,279,867     $      383,328
                                                                       ----------------------------------     --------------
                                                                       ----------------------------------     --------------

-----------------------------------------------------------------------------------------------------------------------------
+ Commencement of Operations.


See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                            FLEXIBLE STRATEGY FUND
                                                                             -----------------------------------------------------
                                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                                             -----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                         1995                         1994
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .   $                        9,166,703     $    6,185,965
Realized gain (loss) on investments and foreign currency transactions--net                          27,052,018          4,744,740
Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . . . . . .                           11,822,579        (21,104,289)
                                                                             ------------ --------------------      -- ----------
Net increase (decrease) in net assets resulting from operations. . . . . .                          48,041,300        (10,173,584)
                                                                             ------------ --------------------      -- ----------
----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .                           (8,045,358)        (4,296,790)
Realized gain on investments--net. . . . . . . . . . . . . . . . . . . . .                          (5,055,924)        (6,450,353)
In excess of realized gain on investments--net. . . . . . . . . . . . . .                                   --                 --
                                                                             ------------ --------------------      -- ----------
Net decrease in net assets resulting from dividends and distributions to
shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          (13,101,282)       (10,747,143)
                                                                             ------------ --------------------      -- ----------
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share                                    10,795,379        100,642,477
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    ------------ --------------------      -- ----------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets. . . . . . . . . . . . . . . . . . . . . . .                           45,735,397         79,721,750
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         274,498,266        194,776,516
                                                                             ------------ --------------------      -- ----------
End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                      320,233,663     $  274,498,266
                                                                            ----------------------------------     --------------
                                                                            ----------------------------------     --------------
----------------------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i). . . . . . . . . . . . . .  $                        4,603,408     $    3,474,388
                                                                            ----------------------------------     --------------
                                                                            ----------------------------------     --------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         GLOBAL STRATEGY FOCUS FUND
                                                                             ----------------------------------------------------
                                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                                             ----------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:                                                         1995                         1994
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .   $                       17,146,054     $   12,299,420
Realized gain (loss) on investments and foreign currency transactions--net                         (23,380,052)          (202,960)
Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . . . . . .                           58,162,628        (23,383,348)
                                                                             ------------ --------------------      -- ----------
Net increase (decrease) in net assets resulting from operations. . . . . .                          51,928,630        (11,286,888)
                                                                             ------------ --------------------      -- ----------
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .                          (16,913,134)        (6,805,684)
Realized gain on investments--net. . . . . . . . . . . . . . . . . . . . .                                  --         (1,046,779)
In excess of realized gain on investments--net. . . . . . . . . . . . . .                             (199,509)          (169,671)
                                                                             ------------ --------------------      -- ----------
Net decrease in net assets resulting from dividends and distributions to
shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          (17,112,643)        (8,022,134)
                                                                             ------------ --------------------      -- ----------
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share                                    (9,981,690)       265,089,157
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    ------------ --------------------      -- ----------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets. . . . . . . . . . . . . . . . . . . . . . .                           24,834,297        245,780,135
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         515,407,316        269,627,181
                                                                             ------------ --------------------      -- ----------
End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                      540,241,613     $  515,407,316
                                                                            ----------------------------------     --------------
                                                                            ----------------------------------     --------------
------------------------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i). . . . . . . . . . . . . .  $                        7,489,615     $    7,256,695
                                                                            ----------------------------------     --------------
                                                                            ----------------------------------     --------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          GLOBAL UTILITY FOCUS FUND
                                                                             ----------------------------------------------------

                                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                                             ----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                         1995                         1994
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .   $                        5,942,408     $    4,762,634
Realized gain (loss) on investments and foreign currency transactions--net                          (2,380,178)        (1,481,987)
Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . . . . . .                           26,090,740        (14,255,796)
                                                                             ------------ --------------------      -- ----------
Net increase (decrease) in net assets resulting from operations. . . . . .                          29,652,970        (10,975,149)
                                                                             ------------ --------------------      -- ----------

-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .                           (5,144,108)        (3,959,983)
Realized gain on investments--net. . . . . . . . . . . . . . . . . . . . .                                  --                 --
In excess of realized gain on investments--net. . . . . . . . . . . . . .                                   --            (33,522)
                                                                             ------------ --------------------      -- ----------
Net decrease in net assets resulting from dividends and distributions to
shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           (5,144,108)        (3,993,505)
                                                                             ------------ --------------------      -- ----------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share                                    (2,526,392)        36,694,148
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    ------------ --------------------      -- ----------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets. . . . . . . . . . . . . . . . . . . . . . .                           21,982,470         21,725,494
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         126,242,807        104,517,313
                                                                             ------------ --------------------      -- ----------
End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                      148,225,277     $  126,242,807
                                                                            ----------------------------------     --------------
                                                                            ----------------------------------     --------------

-----------------------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i). . . . . . . . . . . . . .  $                        2,159,534     $    1,361,234
                                                                            ----------------------------------     --------------
                                                                            ----------------------------------     --------------

-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                       HIGH CURRENT INCOME FUND
                                                                            -----------------------------------------------
                                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                                                            ------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                             1995 1994
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .  $         30,889,361        $         21,977,178
Realized gain (loss) on investments and foreign currency transactions--net              589,358                  (1,918,504)
Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . . . . . .            16,336,511                 (28,517,478)
                                                                            ----- -------------         ----- -------------

Net increase (decrease) in net assets resulting from operations. . . . .             47,815,230                  (8,458,804)
                                                                            ----- -------------         ----- -------------
----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1G):
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .           (30,645,264)                (20,563,966)
                                                                            ----- -------------         ----- -------------
Net decrease in net assets resulting from dividends to shareholders. . .            (30,645,264)                (20,563,966)
                                                                            ----- -------------         ----- -------------
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share transactions. . . .            83,463,234                 121,313,338
                                                                            ----- -------------         ----- -------------
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets. . . . . . . . . . . . . . . . . . . . . . .           100,633,200                  92,290,568
Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . .            255,718,740                 163,428,172
                                                                            ----- -------------         ----- -------------
End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $        356,351,940        $        255,718,740
                                                                           --------------------        --------------------
                                                                           --------------------        --------------------
----------------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i). . . . . . . . . . . . .   $          2,822,298        $          2,509,684
                                                                           --------------------        --------------------
                                                                           --------------------        --------------------
----------------------------------------------------------------------------------------------------------------------------
+ Commencement of Operations.
                                                                                           INTERMEDIATE
                                                                                       GOVERNMENT BOND FUND
                                                                            --------------------------------------------

                                                                                FOR THE YEAR            FOR THE PERIOD
                                                                                    ENDED               MAY 2, 1994+ TO
INCREASE (DECREASE) IN NET ASSETS:                                              DEC. 31, 1995     -----  DEC. 31, 1994  -----------
--------------------------------------------------------------------------------------------------     -----------------
OPERATIONS:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .  $             1,796,464     $         295,427
Realized gain (loss) on investments and foreign currency transactions--net                 192,982               (55,316)
Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . . . . . .                2,024,581               (60,742)
                                                                            ------- --------------      ---- -----------
Net increase (decrease) in net assets resulting from operations. . . . .                 4,014,027               179,369
                                                                            ------- --------------      ---- -----------
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1G):
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .               (1,670,786)             (222,052)
                                                                            ------- --------------      ---- -----------
Net decrease in net assets resulting from dividends to shareholders. . .                (1,670,786)             (222,052)
                                                                            ------- --------------      ---- -----------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share transactions. . . .               20,842,535            15,853,334
                                                                            ------- --------------      ---- -----------

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets. . . . . . . . . . . . . . . . . . . . . . .               23,185,776            15,810,651
Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . .                17,810,651             2,000,000
                                                                            ------- --------------      ---- -----------
End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            40,996,427     $      17,810,651
                                                                           -----------------------     -----------------
                                                                           -----------------------     -----------------
-----------------------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i). . . . . . . . . . . . .   $               199,053     $          73,375
                                                                           -----------------------     -----------------
                                                                           -----------------------     -----------------
-----------------------------------------------------------------------------------------------------------------------------------
+ Commencement of Operations.
                                                                                       INTERNATIONAL BOND FUND
                                                                            -----------------------------------------------

                                                                                 FOR THE YEAR              FOR THE PERIOD
                                                                                     ENDED                MAY 2, 1994+ TO
INCREASE (DECREASE) IN NET ASSETS:                                               DEC. 31, 1995      -----  DEC. 31, 1994
----------------------------------------------------------------------------------------------------     ------------------
OPERATIONS:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .  $                 829,012     $          325,753
Realized gain (loss) on investments and foreign currency transactions--net                   201,199                (98,691)
Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . . . . . .                    735,220               (163,684)
                                                                            -------- ---------------      ----- -----------
Net increase (decrease) in net assets resulting from operations. . . . .                   1,765,431                 63,378
                                                                            -------- ---------------      ----- -----------
----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1G):
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .                   (795,220)              (271,353)
                                                                            -------- ---------------      ----- -----------
Net decrease in net assets resulting from dividends to shareholders. . .                    (795,220)              (271,353)
                                                                            -------- ---------------      ----- -----------
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share transactions. . . .                  7,217,039              5,141,269
                                                                            -------- ---------------      ----- -----------
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets. . . . . . . . . . . . . . . . . . . . . . .                  8,187,250              4,933,294
Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . .                   9,933,294              5,000,000
                                                                            -------- ---------------      ----- -----------
End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $              18,120,544     $        9,933,294
                                                                           -------------------------     ------------------
                                                                           -------------------------     ------------------

---------------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i). . . . . . . . . . . . .   $                  88,192     $           54,400
                                                                           -------------------------     ------------------
                                                                           -------------------------     ------------------


----------------------------------------------------------------------------------------------------------------------------
+ Commencement of Operations.

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                        INTERNATIONAL EQUITY
                                                                                             FOCUS FUND
                                                                        -----------------------------------------------------
                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                        -----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                    1995                         1994
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .  $                        4,728,612     $    1,973,400
Realized gain (loss) on investments and foreign currency                                       (7,417,463)         3,850,217
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .
Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . . . .                          15,585,541        (10,680,341)
                                                                        ------------ --------------------      -- ----------
Net increase (decrease) in net assets resulting from operations. . .                           12,896,690         (4,856,724)
                                                                        ------------ --------------------      -- ----------
-----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .                            (151,930)        (1,644,756)
Realized gain on investments--net. . . . . . . . . . . . . . . . . .                           (3,904,078)           (61,190)
In excess of realized gain on investments--net. . . . . . . . . . . .                          (5,275,618)                --
                                                                        ------------ --------------------      -- ----------
Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .                           (9,331,626)        (1,705,946)
                                                                        ------------ --------------------      -- ----------
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share                               14,153,402        177,540,023
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   ------------ --------------------      -- ----------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets. . . . . . . . . . . . . . . . . . . . .                          17,718,466        170,977,353
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . .                          247,883,775         76,906,422
                                                                        ------------ --------------------      -- ----------
End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                      265,602,241     $  247,883,775
                                                                       ----------------------------------     --------------
                                                                       ----------------------------------     --------------

-----------------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i). . . . . . . . . . .   $                        4,974,839     $      382,131
                                                                       ----------------------------------     --------------
                                                                       ----------------------------------     --------------
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         NATURAL RESOURCES
                                                                                             FOCUS FUND
                                                                        -----------------------------------------------------
                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                        -----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                   1995                          1994
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .  $                         745,572      $       526,129
Realized gain (loss) on investments and foreign currency                                         789,560              102,053
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .
Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . . . .                          3,506,951             (810,365)
                                                                        ------------ -------------------       --- ----------
Net increase (decrease) in net assets resulting from operations. . .                           5,042,083             (182,183)
                                                                        ------------ -------------------       --- ----------
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .                           (719,125)            (319,496)
Realized gain on investments--net. . . . . . . . . . . . . . . . . .                            (116,046)                  --
In excess of realized gain on investments--net. . . . . . . . . . . .                                 --                   --
                                                                        ------------ -------------------       --- ----------
Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .                            (835,171)            (319,496)
                                                                        ------------ -------------------       --- ----------
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share                                (819,422)          25,438,978
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   ------------ -------------------       --- ----------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets. . . . . . . . . . . . . . . . . . . . .                          3,387,490           24,937,299
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . .                          39,714,861           14,777,562
                                                                        ------------ -------------------       --- ----------
End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                      43,102,351      $    39,714,861
                                                                       ---------------------------------      ---------------
                                                                       ---------------------------------      ---------------
------------------------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i). . . . . . . . . . .   $                         315,714      $       289,267
                                                                       ---------------------------------      ---------------
                                                                       ---------------------------------      ---------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          PRIME BOND FUND
                                                                        ----------------------------------------------------


                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                        ----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                    1995                         1994
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .  $                       30,681,580     $   24,851,838
Realized gain (loss) on investments and foreign currency                                        2,850,926        (18,783,776)
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .
Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . . . .                          46,631,310        (23,383,983)
                                                                        ------------ --------------------      -- ----------
Net increase (decrease) in net assets resulting from operations. . .                           80,163,816        (17,315,921)
                                                                        ------------ --------------------      -- ----------
-----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . .                         (30,585,478)       (23,986,615)
Realized gain on investments--net. . . . . . . . . . . . . . . . . .                                   --                 --
In excess of realized gain on investments--net. . . . . . . . . . . .                                  --         (4,204,953)
                                                                        ------------ --------------------      -- ----------
Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .                          (30,585,478)       (28,191,568)
                                                                        ------------ --------------------      -- ----------
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share                               49,025,455        122,650,200
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   ------------ --------------------      -- ----------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets. . . . . . . . . . . . . . . . . . . . .                          98,603,793         77,142,711
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . .                          391,234,175        314,091,464
                                                                        ------------ --------------------      -- ----------
End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                      489,837,968     $  391,234,175
                                                                       ----------------------------------     --------------
                                                                       ----------------------------------     --------------

-----------------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net (Note 1i). . . . . . . . . . .   $                        2,495,885     $    2,399,783
                                                                       ----------------------------------     --------------
                                                                       ----------------------------------     --------------

-----------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)


                                                                                       QUALITY EQUITY FUND
                                                                       -----------------------------------------------------
                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                   1995                         1994
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . .   $                       10,721,106     $    5,564,058
Realized gain (loss) on investments and foreign currency                                      84,589,225         10,329,187
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .
Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . . .                           17,627,851        (20,646,284)
                                                                       ------------ --------------------      -- ----------
Net increase (decrease) in net assets resulting from operations. . .                         112,938,182         (4,753,039)
                                                                       ------------ --------------------      -- ----------
----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):
Investment income--net. . . . . . . . . . . . . . . . . . . . . . .                           (8,042,730)        (3,345,688)
Realized gain on investments--net. . . . . . . . . . . . . . . . . .                          (9,959,874)        (7,187,525)
In excess of realized gain on investments--net. . . . . . . . . . .                                   --                 --
                                                                       ------------ --------------------      -- ----------
Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .                         (18,002,604)       (10,533,213)
                                                                       ------------ --------------------      -- ----------
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share                              85,255,141        170,226,497
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .    ------------ --------------------      -- ----------
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets. . . . . . . . . . . . . . .                         180,190,719        154,940,245
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . .                         464,359,882        309,419,637
                                                                       ------------ --------------------      -- ----------
End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                      644,550,601     $  464,359,882
                                                                      ----------------------------------     --------------
                                                                      ----------------------------------     --------------
----------------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net. . . . . . . . . . . . . . . .  $                        6,008,129     $    3,329,753
                                                                      ----------------------------------     --------------
                                                                      ----------------------------------     --------------
----------------------------------------------------------------------------------------------------------------------------
                                                                                       RESERVE ASSETS FUND
                                                                       -----------------------------------------------------

                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                  1995                          1994
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . .   $                       1,572,494      $     1,248,878

Realized gain (loss) on investments and foreign currency                                         10,309                1,901
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .
Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . . .                              41,873              (35,001)
                                                                       ------------ -------------------       --- ----------
Net increase (decrease) in net assets resulting from operations. . .                          1,624,676            1,215,778
                                                                       ------------ -------------------       --- ----------
----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):
Investment income--net. . . . . . . . . . . . . . . . . . . . . . .                          (1,572,494)          (1,248,878)
Realized gain on investments--net. . . . . . . . . . . . . . . . . .                            (10,309)              (1,901)
In excess of realized gain on investments--net. . . . . . . . . . .                                  --                   --
                                                                       ------------ -------------------       --- ----------
Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .                         (1,582,803)          (1,250,779)
                                                                       ------------ -------------------       --- ----------
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share                             (6,688,035)           2,063,127
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .    ------------ -------------------       --- ----------
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets. . . . . . . . . . . . . . .                         (6,646,162)           2,028,126
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . .                         32,196,031           30,167,905
                                                                       ------------ -------------------       --- ----------
End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                      25,549,869      $    32,196,031
                                                                      ---------------------------------      ---------------
                                                                      ---------------------------------      ---------------
----------------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net. . . . . . . . . . . . . . . .  $                              --      $            --
                                                                      ---------------------------------      ---------------
                                                                      ---------------------------------      ---------------
----------------------------------------------------------------------------------------------------------------------------
                                                                                     WORLD INCOME FOCUS FUND
                                                                       -----------------------------------------------------

                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                  1995                          1994
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . .   $                       6,952,991      $     5,733,672
Realized gain (loss) on investments and foreign currency                                        510,287           (3,236,703)
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .
Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . . .                           4,502,738           (5,553,092)
                                                                       ------------ -------------------       --- ----------
Net increase (decrease) in net assets resulting from operations. . .                         11,966,016           (3,056,123)
                                                                       ------------ -------------------       --- ----------
-----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):
Investment income--net. . . . . . . . . . . . . . . . . . . . . . .                          (6,851,555)          (5,598,199)

Realized gain on investments--net. . . . . . . . . . . . . . . . . .                                 --                   --
In excess of realized gain on investments--net. . . . . . . . . . .                                  --             (101,589)
                                                                       ------------ -------------------       --- ----------
Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .                         (6,851,555)          (5,699,788)
                                                                       ------------ -------------------       --- ----------
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share                              1,580,255           33,168,379
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .    ------------ -------------------       --------------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets. . . . . . . . . . . . . . .                          6,694,716           24,412,468
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . .                         75,149,916           50,737,448
                                                                       ------------ -------------------       --------------
End of year*. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                      81,844,632      $    75,149,916
                                                                      ---------------------------------      ---------------
                                                                      ---------------------------------      ---------------

-----------------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net. . . . . . . . . . . . . . . .  $                         619,777      $       409,286
                                                                      ---------------------------------      ---------------
                                                                      ---------------------------------      ---------------

-----------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS



THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED                                          AMERICAN BALANCED FUND
FROM INFORMATION PROVIDED IN     ------------------------------------------------------------------
THE FINANCIAL STATEMENTS.
                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                 ------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSET VALUE:                              1995                1994                1993                1992               1991
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
                                      $    13.08          $    14.08          $    12.85          $   12.82          $   11.26
Net asset value, beginning           ------------        ------------        ------------        -----------        -----------

 of year. . . . . . . . . .
Investment income--net. . .
                                             .59                 .48                 .32                .31                .47
Realized and unrealized gain
 (loss) on investments and                  2.06               (1.06 )              1.37                .37               1.76
 foreign currency                    ------------        ------------        ------------        -----------        -----------
 transactions--net. . . . .
Total from investment                       2.65                (.58 )              1.69                .68               2.23
 operations. . . . . . . .           ------------        ------------        ------------        -----------        -----------
Less dividends and
 distributions:                             (.56 )              (.37 )              (.34 )             (.37 )             (.49 )
 Investment income--net. .                    --                  -- )              (.12 )             (.28 )             (.18 )
 Realized gain on                             --                (.05                  --                 --                 --
 investments--net                    ------------        ------------        ------------        -----------        -----------
 In excess of realized gain
 on investments--net. . . .
Total dividends and                         (.56 )              (.42 )              (.46 )             (.65 )             (.67 )
 distributions. . . . . . .          ------------        ------------        ------------        -----------        -----------
Net asset value, end of year           $   15.17           $   13.08           $   14.08           $  12.85           $  12.82
                                      --- -------         --- -------         --- -------         --- ------         --- ------
                                     ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per              20.81%              (4.19% )            13.49%              5.72%             20.65%
 share. . . . . . . . . . .           --- -------         --- -------         --- -------         --- ------         --- ------
                                     ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
Expenses. . . . . . . . . .                 .61%                .63%                .70%               .97%              1.20%
                                      --- -------         --- -------         --- -------         --- ------         --- ------
                                     ------------        ------------        ------------        -----------        -----------
Investment income--net. . .                4.22%               3.95%               3.20%              3.71%              4.16%
                                      --- -------         --- -------         --- -------         --- ------         --- ------
                                     ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in            $ 212,912           $ 158,951           $ 115,420           $ 24,918           $  7,937
 thousands). . . . . . . .            --- -------         --- -------         --- -------         --- ------         --- ------
                                     ------------        ------------        ------------        -----------        -----------
Portfolio turnover. . . . .               38.40%              35.36%              12.55%             36.34%             50.82%
                                      --- -------         --- -------         --- -------         --- ------         --- ------
                                     ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
*Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.


                                                                                BASIC VALUE FOCUS FUND
                                                    ------------------------------------------------------------------
                                                -----------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                        FOR THE YEAR ENDED
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                          DECEMBER 31,
FINANCIAL STATEMENTS.                               ----------------------------------------------------        FOR THE PERIOD
                                                                                                               JULY 1, 1993+ TO
                                                                                                                 DECEMBER 31,
                                                                                                                     1993
INCREASE (DECREASE) IN NET ASSET VALUE:                      1995                        1994
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
                                                        $     11.10                   $   10.95                   $  10.00
Net asset value, beginning of period. . . . .           ------------                ------------                -----------
                                                -----------------------------------------------------------------------------------
Investment income--net. . . . . . . . . . . .                   .18                         .17                        .04
Realized and unrealized gain on investments and
 foreign currency transactions--net. . . . . .                 2.49                         .08                        .91
                                                        ------------                ------------                -----------
                                                -----------------------------------------------------------------------------------
Total from investment operations. . . . . . .                  2.67                         .25                        .95
                                                        ------------                ------------                -----------
Less dividends and distributions:
Investment income--net. . . . . . . . . . . .                  (.19 )                      (.10 )                       --
Realized gain on investments--net                              (.48 )                        --                         --
                                                        ------------                ------------                -----------
                                                -----------------------------------------------------------------------------------
Total dividends and distributions. . . . . . .                 (.67 )                      (.10 )                       --
                                                        ------------                ------------                -----------
Net asset value, end of period. . . . . . . .           $     13.10                   $   11.10                   $  10.95
                                                         --- -------                 --- -------                 --- ------
                                                        ------------                ------------                -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share. . . . . .                25.49%                       2.36%                      9.50% ++
                                                         --- -------                 --- -------                 --- ------
                                                        ------------                ------------                -----------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses. . . . . . . . . . . . . . . . . . .                  .66%                        .72%                       .86% *
                                                         --- -------                 --- -------                 --- ------
                                                        ------------                ------------                -----------
Investment income--net. . . . . . . . . . . .                 1.68%                       2.08%                      1.69% *
                                                         --- -------                 --- -------                 --- ------
                                                        ------------                ------------                -----------
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:

Net assets, end of year (in thousands). . . .           $   306,463                   $ 164,307                   $ 47,207
                                                         --- -------                 --- -------                 --- ------
                                                        ------------                ------------                -----------
                                                -----------------------------------------------------------------------------------
Portfolio turnover. . . . . . . . . . . . . .                74.10%                      60.55%                     30.86%
                                                         --- -------                 --- -------                 --- ------
                                                        ------------                ------------                -----------
-----------------------------------------------------------------------------------------------------------------------------------
* Annualized.
** Total investment returns exclude insurance-related fees and expenses.
+Commencement of Operations.
++ Aggregate total investment return.

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)

                                                                                              DEVELOPING CAPITAL
                                                                                              MARKETS FOCUS FUND
                                                                              ---------------------------------------------------
                                                                          -------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                                FOR THE                 FOR THE PERIOD
                                                                                    YEAR ENDED               MAY 2, 1994+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                                            DEC. 31, 1995              DEC. 31, 1994
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
                                                                                  $      9.51                   $  10.00
Net asset value, beginning of period. . . . . . . . . . . . . . . . . .           ------------                -----------
                                                                          -------------------------------------------------------
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . .                   .20                        .09
Realized and unrealized loss on investments and foreign currency
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . . . .                 (.30 )                     (.58 )
                                                                                  ------------                -----------
                                                                          -------------------------------------------------------
Total from investment operations. . . . . . . . . . . . . . . . . . . .                  (.10 )                     (.49 )
                                                                                  ------------                -----------
Less dividends and distributions:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . .                  (.09 )                       --
Realized gain on investments--net. . . . . . . . . . . . . . . . . . . .                                              --
                                                                                           --                 -----------
                                                                                  ------------
                                                                          -------------------------------------------------------
Total dividends and distributions. . . . . . . . . . . . . . . . . . . .                 (.09 )                       --
                                                                                  ------------                -----------

Net asset value, end of period. . . . . . . . . . . . . . . . . . . . .           $      9.32                   $   9.51
                                                                                   --- -------                 --- ------
                                                                                  ------------                -----------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share. . . . . . . . . . . . . . . . . . .               (1.08%)                     (4.90% )++
                                                                                   --- -------                 --- ------
                                                                                  ------------                -----------
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement. . . . . . . . . . . . . . . . . . . . .                 1.25%                      1.29% *
                                                                                   --- -------                 --- ------
                                                                                  ------------                -----------
Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 1.36%                      1.35% *
                                                                                   --- -------                 --- ------
                                                                                  ------------                -----------
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . .                 2.73%                      2.18% *
                                                                                   --- -------                 --- ------
                                                                                  ------------                -----------
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands). . . . . . . . . . . . . . . . .           $    55,209                   $ 36,676
                                                                                   --- -------                 --- ------
                                                                                  ------------                -----------
                                                                          --------------------------------                   ----
Portfolio turnover. . . . . . . . . . . . . . . . . . . . . . . . . . .                62.53%                     29.79%
                                                                                   --- -------                 --- ------
                                                                                  ------------                -----------
---------------------------------------------------------------------------------------------------------------------------------
*Annualized.
** Total investment returns exclude insurance-related fees and expenses.
+Commencement of Operations.
++ Aggregate total investment return.

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)

                                                                      DOMESTIC MONEY MARKET FUND
                                    ------------------------------------------------------------------

--------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED                                FOR THE YEAR ENDED
FROM INFORMATION PROVIDED IN                                   DECEMBER 31,
THE FINANCIAL STATEMENTS.           ------------------------------------------------------------------

                                                                                                                FOR THE PERIOD
INCREASE (DECREASE) IN NET                                                                                      FEB. 20, 1992+
ASSET VALUE:                                                                                                     TO DEC. 31,
                                               1995                      1994                1993                    1992
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of             $        1.00               $    1.00           $    1.00               $   1.00
 period. . . . . . . . . . . .      --------------------            ------------        ------------            -----------
Investment income--net. . . .                     .0547                   .0386               .0302                  .0302
Realized and unrealized gain
 (loss) on investments and                        .0012                  (.0007 )             .0005                  .0013
 foreign currency                   --------------------            ------------        ------------            -----------
 transactions--net. . . . . .
Total from investment                             .0559                   .0379               .0307                  .0315
 operations. . . . . . . . . .      --------------------            ------------        ------------            -----------
Less dividends and
 distributions:                                  (.0547)                 (.0386 )            (.0302 )               (.0302 )
 Investment income--net. . . .                   (.0002)                     --              (.0005 )               (.0010 )
 Realized gain on                   --------------------            ------------        ------------            -----------
 investments--net
Total dividends and                              (.0549)                 (.0386 )            (.0307 )               (.0312 )
 distributions. . . . . . . .       --------------------            ------------        ------------            -----------
Net asset value, end of period            $        1.00               $    1.00           $    1.00               $   1.00
                                     ------- -----------             --- -------         --- -------             --- ------
                                    --------------------            ------------        ------------            -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per                      5.64%                   3.94%               3.10%                  3.65% *
 share. . . . . . . . . . . .        ------- -----------             --- -------         --- -------             --- ------
                                    --------------------            ------------        ------------            -----------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement                     .55%                    .50%                .36%                   .32% *
                                     ------- -----------             --- -------         --- -------             --- ------
                                    --------------------            ------------        ------------            -----------
Expenses. . . . . . . . . . .                      .55%                    .57%                .63%                   .88% *
                                     ------- -----------             --- -------         --- -------             --- ------
                                    --------------------            ------------        ------------            -----------
Investment income--net, and                       5.50%                   4.02%               3.03%                  3.48% *
 realized gain on                    ------- -----------             --- -------         --- -------             --- ------
 investments--net. . . . . . .      --------------------            ------------        ------------            -----------
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in             $     303,912               $ 363,199           $ 170,531               $ 41,128
 thousands). . . . . . . . . .       ------- -----------             --- -------         --- -------             --- ------
                                    --------------------            ------------        ------------            -----------
-----------------------------------------------------------------------------------------------------------------------------------
*Annualized.
** Total investment returns exclude insurance-related fees and expenses.
+Commencement of Operations.


See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)



THE FOLLOWING PER SHARE DATA AND
RATIOS HAVE BEEN DERIVED FROM                                            EQUITY GROWTH FUND
INFORMATION PROVIDED IN THE       ------------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSET VALUE:                               1995+               1994+              1993+              1992+               1991
PER SHARE OPERATING
PERFORMANCE:

Net asset value, beginning of
 year. . . . . . . . . . . .           $    19.26          $    20.96          $   17.80          $   17.96          $   11.98
                                      ------------        ------------        -----------        -----------        -----------
Investment income (loss)--net                 .17                 .05               (.01 )              .01                .09
Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions--net. . . . .                  8.64               (1.56 )             3.17               (.10 )             5.91
                                      ------------        ------------        -----------        -----------        -----------
Total from investment
 operations. . . . . . . . .                 8.81               (1.51 )             3.16               (.09 )             6.00
                                      ------------        ------------        -----------        -----------        -----------
Less dividends and
 distributions:
 Investment income--net. . .                 (.09)                 --                 -- ++            (.07 )             (.02 )
 Realized gain on
 investments--net. . . . . .                    --                (.19 )               --                 --                 --
                                      ------------        ------------        -----------        -----------        -----------
Total dividends and
 distributions. . . . . . .                  (.09)               (.19 )               --               (.07 )             (.02 )
                                      ------------        ------------        -----------        -----------        -----------
Net asset value, end of year            $   27.98           $   19.26           $  20.96           $  17.80           $  17.96
                                       -----------         -----------         ----------         ----------         ----------
                                      ------------        ------------        -----------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per                45.90%              (7.27% )          17.78%              (.53% )           50.10%
 share. . . . . . . . . . .           ------------        ------------        -----------        -----------        -----------
                                      ------------        ------------        -----------        -----------        -----------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
 reimbursement. . . . . . .                   .81%               .83%               .96%              1.18%              1.25%
                                      ------------        ------------        -----------        -----------        -----------
                                      ------------        ------------        -----------        -----------        -----------
Expenses. . . . . . . . . .                  .81%                .83%               .96%              1.18%              1.28%
                                       --- -------         --- -------         --- ------         --- ------         --- ------
                                      ------------        ------------        -----------        -----------        -----------
Investment income (loss)--net                .72%                .27%              (.05% )             .04%               .51%
                                       --- -------         --- -------         --- ------         --- ------         --- ------
                                      ------------        ------------        -----------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands). . . . . . . . .            $ 339,921           $ 170,044           $ 98,976           $ 23,167           $ 11,318
                                       ------------        ------------        -----------        -----------        -----------
                                       ------------        ------------        -----------        -----------        -----------

Portfolio turnover. . . . .                96.79%              88.48%            131.75%             98.64%             79.10%
                                       --- -------         -----------         ----------         --- ------         ----------
                                      ------------        ------------        -----------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
*Total investment returns exclude
 insurance-related fees and expenses.
+Based on average shares outstanding during the
 period.
++ Amount is less than $.01 per share.

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)



THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED                                          FLEXIBLE STRATEGY FUND
FROM INFORMATION PROVIDED IN     ------------------------------------------------------------------
THE FINANCIAL STATEMENTS.
                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                 ------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSET VALUE:                              1995+               1994+               1993                1992               1991
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING

PERFORMANCE:

Net asset value, beginning
 of year. . . . . . . . . .           $    14.70          $    16.19          $    14.15          $   14.79          $   12.55
                                     ------------        ------------        -----------        -----------        -----------

Investment income--net. . .                  .47                 .37                 .28                .33                .47

Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions--net. . . . .                 1.99               (1.02 )              1.94                .25               2.52
                                     ------------        ------------        -----------        -----------        -----------
Total from investment
 operations. . . . . . . .                  2.46                (.65 )              2.22                .58               2.99
                                     ------------        ------------        -----------        -----------        -----------
Less dividends and
 distributions:
 Investment income--net. .                  (.42 )              (.30 )              (.15 )             (.54 )             (.66 )
 Realized gain on
 investments--net                           (.27 )              (.54 )              (.03 )             (.68 )             (.09 )
                                     ------------        ------------        -----------        -----------        -----------

Total dividends and
 distributions. . . . . . .                 (.69 )              (.84 )              (.18 )            (1.22 )             (.75 )
                                     ------------        ------------        ------------        -----------        -----------
Net asset value, end of year           $   16.47           $   14.70           $   16.19           $  14.15           $  14.79
                                     ------------        ------------        ------------        -----------        -----------
                                     ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
 share. . . . . . . . . . .                17.40%             (4.20% )            15.80%              4.25%             24.98%
                                     ------------        ------------        ------------        -----------        -----------
                                     ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
Expenses. . . . . . . . . .                   .71%               .73%                .80%               .90%               .96%
                                     ------------        ------------        ------------        -----------        -----------
                                     ------------        ------------        ------------        -----------        -----------
Investment income--net. . .                 3.07%              2.52%               2.26%              2.62%              3.51%
                                      --- -------         --- -------         --- -------         --- ------         --- ------
                                     ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands). . . . . .             $ 320,234           $ 274,498           $ 194,777           $ 82,549           $ 55,221
                                     ------------        ------------        ------------        -----------        -----------
                                     ------------        ------------        ------------        -----------        -----------
Portfolio turnover. . . . .               135.83%             65.54%              56.42%             55.25%             67.13%
                                      -----------         -----------         --- -------         --- ------         ----------
                                     ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------

*Total investment returns exclude
 insurance-related fees and expenses.
+Based on average shares outstanding during the period.

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                          GLOBAL STRATEGY FOCUS FUND
                                            ------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS
HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                           FOR THE YEAR ENDED
                                                                   DECEMBER 31,
                                            ------------------------------------------------------------
                                                                                                                FOR THE PERIOD
INCREASE (DECREASE) IN NET ASSET VALUE:                                                                       FEB. 28, 1992+ TO
                                                     1995                1994                1993              DECEMBER 31,1992
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.             $   11.73           $   12.17           $   10.22               $  10.00
                                                ------------        ------------        ------------            -----------
Investment income--net. . . . . . . .                   .39                 .30                 .16                    .13
Realized and unrealized gain (loss) on
 investments and foreign
 currency transactions--net. . . . . .                  .82                (.48 )              1.96                    .13
                                                ------------        ------------        ------------            -----------
Total from investment operations. . .                  1.21                (.18 )              2.12                    .26
                                                ------------        ------------        ------------            -----------
Less dividends and distributions:
Investment income--net. . . . . . . .                  (.39 )              (.21 )              (.17 )                 (.04 )
Realized gain on investments--net . .                    --                (.04 )                --                     --
In excess of realized gain on
 investments--net. . . . . . . . . . .                   -- ++             (.01 )                --                     --
                                                ------------        ------------        ------------            -----------
Total dividends and distributions. . .                 (.39 )              (.26 )              (.17 )                 (.04 )
                                                ------------        ------------        ------------            -----------
Net asset value, end of period. . . .             $   12.55           $   11.73           $   12.17               $  10.22
                                                 --- -------         --- -------         --- -------             --- ------
                                                ------------        ------------        ------------            -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**

Based on net asset value per share. .                10.60%              (1.46% )            21.03%                  2.62% +++
                                                 --- -------         --- -------         --- -------             --- ------
                                                ------------        ------------        ------------            -----------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement. . . .                  .72%                .77%                .88%                  1.25% *
                                                 --- -------         --- -------         --- -------             --- ------
                                                ------------        ------------        ------------            -----------
Expenses. . . . . . . . . . . . . . .                  .72%                .77%                .88%                  1.35% *
                                                 --- -------         --- -------         --- -------             --- ------
                                                ------------        ------------        ------------            -----------
Investment income--net. . . . . . . .                 3.33%               2.85%               2.41%                  2.66% *
                                                 --- -------         --- -------         --- -------             --- ------
                                                ------------        ------------        ------------            -----------
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands). . . . . . . . . . . . . .            $ 540,242           $ 515,407           $ 269,627               $ 15,527
                                                ------------        ------------        ------------            -----------
                                                ------------        ------------        ------------            -----------
Portfolio turnover. . . . . . . . . .                27.23%              21.03%              17.07%                 14.47%
                                                 --- -------         --- -------         --- -------             --- ------
                                                ------------        ------------        ------------            -----------
-----------------------------------------------------------------------------------------------------------------------------------


*Annualized.
** Total investment returns exclude insurance-related fees and expenses.
+Commencement of Operations.
++ Amount is less than $.01 per share.

+++ Aggregate total investment return.


See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                              GLOBAL UTILITY FOCUS FUND
                                                   ------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN  --------------------------------------------------------------------------------
DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.
                                               ----                 FOR THE YEAR ENDED

                                                                      DECEMBER 31,
                                               --------------------------------------------------------    ------------------------
                                                                                                             FOR THE PERIOD
                                                                                        1994                JULY 1, 1993+ TO
                                                            1995                                            DECEMBER 31,1993
INCREASE (DECREASE) IN NET ASSET VALUE:        ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
                                                         $    9.45                   $   10.66                   $   10.00
Net asset value, beginning of period. . . . .          ------------                ------------                ------------
                                               ------------------------------------------------------------------------------------
Investment income--net. . . . . . . . . . . .                  .45                         .35                         .04
Realized and unrealized gain (loss) on
 investments and
 foreign currency transactions--net. . . . .                  1.79                       (1.25 )                       .64
                                                       ------------                ------------                ------------
                                               ------------------------------------------------------------------------------------
Total from investment operations. . . . . . .                 2.24                        (.90 )                       .68
                                                       ------------                ------------                ------------
Less dividends and distributions:
Investment income--net. . . . . . . . . . . .                 (.39 )                      (.29 )                      (.02 )
In excess of realized gain on investments--net                  --                        (.02 )                        --
                                                       ------------                ------------)               ------------
                                               ------------------------------------------------------------------------------------
Total dividends and distributions. . . . . .                  (.39 )                      (.31 )                      (.02 )
                                                       ------------                ------------                ------------
Net asset value, end of period. . . . . . . .            $   11.30                   $    9.45                   $   10.66
                                                        --- -------                 --- -------                 --- -------
                                                       ------------                ------------                ------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share. . . . . .               24.33%                      (8.51% )                     6.85% ++
                                                        --- -------                 --- -------                 --- -------
                                                       ------------                ------------                ------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses. . . . . . . . . . . . . . . . . . .                 .66%                        .73%                        .89% *
                                                        --- -------                 --- -------                 --- -------
                                                       ------------                ------------                ------------
                                                             4.44%                       3.68%                       2.84% *
Investment income--net. . . . . . . . . . . .           --- -------                 --- -------                 --- -------
                                                       ------------                ------------                ------------
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands). . .            $ 148,225                   $ 126,243                   $ 104,517
                                                        --- -------                 --- -------                 --- -------
                                                       ------------                ------------                ------------
Portfolio turnover. . . . . . . . . . . . . .               11.05%                       9.52%                       1.72%
                                                        --- -------                 --- -------                 --- -------
                                                       ------------                ------------                ------------
-----------------------------------------------------------------------------------------------------------------------------------
*Annualized.
** Total investment returns exclude insurance-related fees and expenses.
+Commencement of Operations.

++ Aggregate total investment return.

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)



THE FOLLOWING PER SHARE DATA                                         HIGH CURRENT INCOME FUND
AND RATIOS HAVE BEEN DERIVED     ------------------------------------------------------------------
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.                                         FOR THE YEAR ENDED DECEMBER 31,
                                 ------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSET VALUE:                              1995                1994                1993                1992               1991
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:

Net asset value, beginning
 of year. . . . . . . . . .           $    10.61          $    12.06          $    11.13          $   10.23          $    8.14
                                     ------------        ------------        ------------        -----------        -----------
Investment income--net. . .                 1.09                1.05                 .95               1.07               1.19

Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions--net. . . . .                  .65               (1.47 )               .95                .90               2.10
                                     ------------        ------------        ------------        -----------        -----------
Total from investment
 operations. . . . . . . .                  1.74                (.42 )              1.90               1.97               3.29
                                     ------------        ------------        ------------        -----------        -----------
Less dividends and
 distributions:
 Investment income--net. .                 (1.10 )             (1.03 )              (.97 )            (1.07 )            (1.20 )
 Realized gain on
 investments--net . . . . .                   --                  --                  --                 --                 --
                                     ------------        ------------        ------------        -----------        -----------
Total dividends and
 distributions. . . . . . .                (1.10 )             (1.03 )              (.97 )            (1.07 )            (1.20 )
                                     ------------        ------------        ------------        -----------        -----------
Net asset value, end of year           $   11.25           $   10.61           $   12.06           $  11.13           $  10.23
                                     ------------        ------------        ------------        -----------        -----------
                                     ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:*
Based on net asset value per
 share. . . . . . . . . . .                17.21%             (3.59% )            17.84%             20.05%             43.00%
                                     ------------        ------------        ------------        -----------        -----------
                                     ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
Expenses. . . . . . . . . .                  .55%               .61%                .72%               .89%              1.10%
                                     ------------        ------------        ------------        -----------        -----------
                                     ------------        ------------        ------------        -----------        -----------
Investment income--net. . .                 9.92%              9.73%               8.62%             10.06%             12.49%
                                     ------------        ------------        ------------        -----------        -----------
                                     ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands). . . . . . . .             $ 356,352           $ 255,719           $ 163,428           $ 26,343           $  9,649
                                     ------------        ------------        ------------        -----------        -----------
                                     ------------        ------------        ------------        -----------        -----------
Portfolio turnover. . . . .                41.60%             51.88%              35.67%             28.21%             51.54%
                                     ------------        ------------        ------------        -----------        -----------
                                     ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
*Total investment returns exclude
insurance-related fees and expenses.

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           INTERMEDIATE GOVERNMENT
                                                                                                  BOND FUND
                                                                              ---------------------------------------------------
                                                                          -------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                                 FOR THE               FOR THE PERIOD
                                                                                      YEAR ENDED              MAY 2, 1994+
INCREASE (DECREASE) IN NET ASSET VALUE:                                           DECEMBER 31, 1995       TO DECEMBER 31, 1994
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
                                                                                      $    9.97                $   10.00
Net asset value, beginning of period. . . . . . . . . . . . . . . . . .            -------------             ------------
                                                                          -------------------------------------------------------
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . .                     .62                      .25

Realized and unrealized gain (loss) on investments and foreign currency
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . . .                      .81                     (.07 )
                                                                                   -------------             ------------
                                                                          -------------------------------------------------------
Total from investment operations. . . . . . . . . . . . . . . . . . . .                    1.43                      .18
                                                                                   -------------             ------------
Less dividends and distributions:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . .                    (.61 )                   (.21 )
Realized gain on investments--net. . . . . . . . . . . . . . . . . . . .
                                                                                             --                       --
                                                                                   -------------             ------------
                                                                          -------------------------------------------------------
Total dividends and distributions. . . . . . . . . . . . . . . . . . .                     (.61 )                   (.21 )
                                                                                   -------------             ------------
Net asset value, end of period. . . . . . . . . . . . . . . . . . . . .               $   10.79                $    9.97
                                                                                    ---- -------              --- -------
                                                                                   -------------             ------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share. . . . . . . . . . . . . . . . . . .                  14.83%                    1.79% ++
                                                                                    ---- -------              --- -------
                                                                                   -------------             ------------
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement. . . . . . . . . . . . . . . . . . . . .                    .00%                     .00% *
                                                                                    ---- -------              --- -------
                                                                                   -------------             ------------
Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    .66%                     .80% *
                                                                                    ---- -------              --- -------
                                                                                   -------------             ------------
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . .                   6.28%                    4.66% *
                                                                                    ---- -------              --- -------
                                                                                   -------------             ------------
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands). . . . . . . . . . . . . . . .               $  40,996                $  17,811
                                                                                    ---- -------              --- -------
                                                                                   -------------             ------------
                                                                          -------------------------------                    ----
Portfolio turnover. . . . . . . . . . . . . . . . . . . . . . . . . . .                  45.39%                  103.03%
                                                                                    ---- -------              --- -------
                                                                                   -------------             ------------
---------------------------------------------------------------------------------------------------------------------------------
 *Annualized.
**Total investment returns exclude insurance-related fees and expenses.
 +Commencement of Operations.
++Aggregate total investment return.

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           INTERNATIONAL BOND FUND
                                                                              ---------------------------------------------------
                                                                          -------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                                 FOR THE               FOR THE PERIOD
                                                                                      YEAR ENDED             MAY 2, 1994+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                                           DECEMBER 31, 1995         DECEMBER 31, 1994
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
                                                                                      $    9.70                $   10.00
Net asset value, beginning of period. . . . . . . . . . . . . . . . . .            -------------             ------------
                                                                          -------------------------------------------------------
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . .                     .72                      .38
Realized and unrealized gain (loss) on investments and foreign currency
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . . .                      .82                     (.35 )
                                                                                   -------------             ------------
                                                                          -------------------------------------------------------
Total from investment operations. . . . . . . . . . . . . . . . . . . .                    1.54                      .03
                                                                                   -------------             ------------
Less dividends:
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . .                    (.72 )                   (.33 )
                                                                                   -------------             ------------
                                                                          -------------------------------------------------------
Total dividends and distributions. . . . . . . . . . . . . . . . . . .                     (.72 )                   (.33 )
                                                                                   -------------             ------------
Net asset value, end of period. . . . . . . . . . . . . . . . . . . . .               $   10.52                $    9.70
                                                                                    ---- -------              --- -------
                                                                                   -------------             ------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share. . . . . . . . . . . . . . . . . . .                  16.35%                    0.37% ++
                                                                                    ---- -------              --- -------
                                                                                   -------------             ------------
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement. . . . . . . . . . . . . . . . . . . . .                    .00%                     .00% *
                                                                                    ---- -------              --- -------
                                                                                   -------------             ------------
Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    .95%                    1.08% *
                                                                                    ---- -------              --- -------
                                                                                   -------------             ------------
Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . .                   7.05%                    6.34% *
                                                                                    ---- -------              --- -------
                                                                                   -------------             ------------
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands). . . . . . . . . . . . . . . .               $  18,121                $   9,933

                                                                                    ---- -------              --- -------
                                                                                   -------------             ------------
                                                                          -------------------------------                    ----
Portfolio turnover. . . . . . . . . . . . . . . . . . . . . . . . . . .                   2.23%                  152.20%
                                                                                    ---- -------              --- -------
                                                                                   -------------             ------------
---------------------------------------------------------------------------------------------------------------------------------
 *Annualized.
**Total investment returns exclude insurance-related fees and expenses.
 +Commencement of Operations.
++Aggregate total investment return.

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                             INTERNATIONAL EQUITY FOCUS FUND
                                                        ------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN       ---------------------------------------------------------------------------
DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------
                                                                                                                FOR THE PERIOD
                                                                                                               JULY 1, 1993+ TO
                                                                     1995                    1994             DECEMBER 31, 1993
INCREASE (DECREASE) IN NET ASSET VALUE:                 ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period. . . . . . . . .             $   10.90               $   11.03               $  10.00
                                                                ------------            ------------            -----------
                                                        ---------------------------------------------------------------------------

Investment income--net. . . . . . . . . . . . . . . .                   .20                     .19                    .01
Realized and unrealized gain (loss) on investments and
 foreign
 currency transactions--net. . . . . . . . . . . . . .                  .37                    (.13 )                 1.02
                                                                ------------            ------------            -----------
                                                        ---------------------------------------------------------------------------
Total from investment operations. . . . . . . . . . .                   .57                     .06                   1.03
                                                                ------------            ------------            -----------
Less dividends and distributions:
Investment income--net. . . . . . . . . . . . . . . .                  (.01 )                  (.18 )                   --
Realized gain on investments--net . . . . . . . . . .                  (.17 )                  (.01 )                   --
In excess of realized gain on investments--net. . . .                  (.23 )                    --                     --

                                                                ------------            ------------            -----------
                                                        ---------------------------------------------------------------------------
Total dividends and distributions. . . . . . . . . . .                 (.41 )                  (.19 )                   --
                                                                ------------            ------------            -----------
Net asset value, end of period. . . . . . . . . . . .             $   11.06               $   10.90               $  11.03
                                                                 --- -------             --- -------             --- ------
                                                                ------------            ------------            -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share. . . . . . . . . .                 5.48%                    .55%                 10.30% ++
                                                                 --- -------             --- -------             --- ------
                                                                ------------            ------------            -----------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses. . . . . . . . . . . . . . . . . . . . . . .                  .89%                    .97%                  1.14% *
                                                                 --- -------             --- -------             --- ------
                                                                ------------            ------------            -----------
Investment income--net. . . . . . . . . . . . . . . .                 1.95%                   1.09%                   .30% *
                                                                 --- -------             --- -------             --- ------
                                                                ------------            ------------            -----------
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands). . . . . . .             $ 265,602               $ 247,884               $ 76,906
                                                                 --- -------             --- -------             --- ------
                                                                ------------            ------------            -----------
                                                        --------------------------------                                       ----
Portfolio turnover. . . . . . . . . . . . . . . . . .               100.02%                  58.84%                 17.39%
                                                                 -----------             --- -------             --- ------
                                                                ------------            ------------            -----------
-----------------------------------------------------------------------------------------------------------------------------------
*Annualized.
** Total investment returns exclude insurance-related fees and expenses.
+Commencement of Operations.
++ Aggregate total investment return.

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)



THE FOLLOWING PER SHARE DATA AND
RATIOS HAVE BEEN DERIVED                                             NATURAL RESOURCES FOCUS FUND
FROM INFORMATION PROVIDED IN THE     ------------------------------------------------------------------
FINANCIAL STATEMENTS.

                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET
VALUE:                                        1995               1994               1993               1992              1991
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 year. . . . . . . . . . . . .            $   10.82          $   10.82          $    9.84          $   10.06          $  10.17
                                         -----------        -----------        -----------        -----------        ----------
Investment income--net. . . . .                 .20                .17                .11                .18               .25

Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions--net. . . . . . .                1.15               (.02 )              .92               (.05 )            (.11 )
                                         -----------        -----------        -----------        -----------        ----------
Total from investment operations               1.35                .15               1.03                .13               .14
                                         -----------        -----------        -----------        -----------        ----------
Less dividends and
 distributions:
 Investment income--net. . . .                 (.19 )             (.15 )             (.05 )             (.29 )            (.25 )
                                         -----------        -----------        -----------        -----------        ----------

 Realized gain on
 investments--net. . . . . . .                 (.03 )               --                 --               (.06 )              --
                                         -----------        -----------        -----------        -----------        ----------

Total dividends and
 distributions. . . . . . . . .                (.22 )             (.15 )             (.05 )             (.35 )            (.25 )
                                         -----------        -----------        -----------        -----------        ----------
Net asset value, end of year. .            $  11.95           $  10.82           $  10.82           $   9.84           $ 10.06
                                         -----------        -----------        -----------        -----------        ----------
                                         -----------        -----------        -----------        -----------        ----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
 share. . . . . . . . . . . . .               12.65%             1.44%             10.47%              1.36%             1.36%
                                         -----------        -----------        -----------        -----------        ----------
                                         -----------        -----------        -----------        -----------        ----------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.                 .78%              .87%              1.13%              1.25%             1.25%
                                          ----------         --- ------         --- ------         --- ------         --- -----
                                         -----------        -----------        -----------        -----------        ----------
Expenses. . . . . . . . . . . .                 .78%              .87%              1.13%              1.27%             1.30%
                                          ----------         --- ------         --- ------         --- ------         --- -----
                                         -----------        -----------        -----------        -----------        ----------
Investment income--net. . . . .                1.75%             1.91%              1.34%              2.00%             2.31%
                                          ----------         --- ------         --- ------         --- ------         --- -----
                                         -----------        -----------        -----------        -----------        ----------
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in

 thousands). . . . . . . . . .             $ 43,102           $ 39,715           $ 14,778           $  4,144           $ 3,084
                                         -----------        -----------        -----------        -----------        ----------
                                         -----------        -----------        -----------        -----------        ----------
Portfolio turnover. . . . . . .               30.15%            10.94%             58.44%             22.88%            31.38%
                                         -----------        -----------        -----------        -----------        ----------
                                         -----------        -----------        -----------        -----------        ----------
-----------------------------------------------------------------------------------------------------------------------------------
*Total investment returns exclude insurance-related
 fees and expenses.

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)



THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED                                              PRIME BOND FUND
FROM INFORMATION PROVIDED IN     ------------------------------------------------------------------
THE FINANCIAL STATEMENTS.
                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                 ------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSET VALUE:                              1995                1994                1993                1992               1991
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:

Net asset value, beginning
 of year. . . . . . . . . .          $     11.12         $    12.64          $    12.04          $   12.02          $   11.18
                                     ------------        ------------        ------------        -----------        -----------
Investment income--net. . .                  .82                 .77                 .70                .79                .90
Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions--net. . . . .                 1.34               (1.36 )               .71                .04                .84
                                     ------------        ------------        ------------        -----------        -----------
Total from investment
 operations. . . . . . . .                  2.16                (.59 )              1.41                .83               1.74
                                     ------------        ------------        ------------        -----------        -----------
Less dividends and
 distributions:
 Investment income--net. .                  (.83 )              (.76 )              (.70 )             (.81 )             (.90 )
 Realized gain on
 investments--net. . . . .                    --                  --                (.11 )               --                 --

 In excess of realized gain
 on investments--net. . . .                   --                (.17 )                --                 --                 --
                                     ------------        ------------        ------------        -----------        -----------
Total dividends and
 distributions. . . . . . .                 (.83 )              (.93 )              (.81 )             (.81 )             (.90 )
                                     ------------        ------------        ------------        -----------        -----------
Net asset value, end of year           $   12.45           $   11.12           $   12.64           $  12.04           $  12.02
                                     ------------        ------------        ------------        -----------        -----------
                                     ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
 share. . . . . . . . . . .                20.14%             (4.80% )            12.02%              7.27%             16.41%
                                     ------------        ------------        ------------        -----------        -----------
                                     ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
Expenses. . . . . . . . . .                  .50%               .54%                .63%               .78%               .78%
                                     ------------        ------------        ------------        -----------        -----------
                                     ------------        ------------        ------------        -----------        -----------
Investment income--net. . .                 7.00%              6.74%               5.86%              6.76%              7.94%
                                     ------------        ------------        ------------        -----------        -----------
                                     ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands). . . . . . . .             $ 489,838           $ 391,234           $ 314,091           $ 84,810           $ 39,743
                                     ------------        ------------        ------------        -----------        -----------
                                     ------------        ------------        ------------        -----------        -----------
Portfolio turnover. . . . .                90.12%            139.89%             115.26%             82.74%            152.18%
                                      -----------         -----------         -----------         ----------         ----------
                                     ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
*Total investment returns exclude
insurance-related fees and expenses.

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)



THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED                                            QUALITY EQUITY FUND
FROM INFORMATION PROVIDED IN     ------------------------------------------------------------------

THE FINANCIAL STATEMENTS.
                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                 ------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSET VALUE:                              1995+               1994+               1993                1992               1991
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:

Net asset value, beginning
 of year. . . . . . . . . .           $    27.74          $    29.02          $    25.48          $   26.35          $   21.72
                                     ------------        ------------        ------------        -----------        -----------
Investment income--net. . .                  .58                 .38                 .24                .34                .43

Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions--net. . . . .                 5.48                (.74 )              3.46                .32               5.75
                                     ------------        ------------        ------------        -----------        -----------
Total from investment
 operations. . . . . . . .                  6.06                (.36 )              3.70                .66               6.18
                                     ------------        ------------        ------------        -----------        -----------
Less dividends and
 distributions:
 Investment income--net. .                  (.45 )              (.25 )              (.12 )             (.58 )             (.50 )
 Realized gain on
 investments--net . . . . .                 (.59 )              (.67 )              (.04 )             (.95 )            (1.05 )
                                     ------------        ------------        ------------        -----------        -----------
Total dividends and
 distributions. . . . . . .                (1.04 )              (.92 )              (.16 )            (1.53 )            (1.55 )
                                     ------------        ------------        ------------        -----------        -----------
Net asset value, end of year           $   32.76           $   27.74           $   29.02           $  25.48           $  26.35
                                     ------------        ------------        ------------        -----------        -----------
                                     ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
 share. . . . . . . . . . .                22.61%             (1.20% )            14.57%              2.69%             30.18%
                                     ------------        ------------        ------------        -----------        -----------
                                     ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
Expenses. . . . . . . . . .                  .51%               .54%                .62%               .74%               .79%
                                     ------------        ------------        ------------        -----------        -----------
                                     ------------        ------------        ------------        -----------        -----------
Investment income--net. . .                 1.94%              1.39%               1.07%              1.54%              1.87%
                                     ------------        ------------        ------------        -----------        -----------
                                     ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands). . . . . . . .             $ 644,551           $ 464,360           $ 309,420           $ 87,977           $ 55,005

                                     ------------        ------------        ------------        -----------        -----------
                                     ------------        ------------        ------------        -----------        -----------
Portfolio turnover. . . . .               140.32%             60.57%              88.25%             62.54%             55.83%
                                      -----------         -----------         -----------         ----------         ----------
                                     ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
*Total investment returns exclude
 insurance-related fees and expenses.
+Based on average shares outstanding during the
 year.

See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)



THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED                                             RESERVE ASSETS FUND
FROM INFORMATION PROVIDED IN        ------------------------------------------------------------------
THE FINANCIAL STATEMENTS.
                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                    ------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSET VALUE:                                 1995               1994               1993               1992               1991
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:

Net asset value, beginning of
 year. . . . . . . . . . . . .           $  1.00          $    1.00          $    1.00          $    1.00          $    1.00
                                       ------------        ------------        ------------        -----------        -----------
Investment income--net. . . .                .0543              .0371              .0268              .0320              .0546

Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions--net. . . . . .                .0018             (.0009 )            .0005              .0007              .0014
                                       ------------        ------------        ------------        -----------        -----------
Total from investment
 operations. . . . . . . . . .               .0561              .0362              .0273              .0327              .0560
                                       ------------        ------------        ------------        -----------        -----------
Less dividends and
 distributions:
 Investment income--net. . . .              (.0543 )           (.0362 )           (.0268 )           (.0320 )           (.0546 )

 Realized gain on
 investments--net. . . . . . .              (.0004 )               --             (.0005 )            (0005 )           (.0014 )+
                                       ------------        ------------        ------------        -----------        -----------
Total dividends and
 distributions. . . . . . . .               (.0547 )           (.0362 )           (.0273 )           (.0325 )           (.0560 )
                                       ------------        ------------        ------------        -----------        -----------
Net asset value, end of year.             $ 1.00           $   1.00           $   1.00           $   1.00           $   1.00
                                       ------------        ------------        ------------        -----------        -----------
                                       ------------        ------------        ------------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
 share. . . . . . . . . . . .               5.63%             3.80%              2.77%              3.29%              5.68%
                                        -----------        -----------        -----------        -----------        -----------
                                        -----------        -----------        -----------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses. . . . . . . . . . .                 .61%               .65%               .70%               .79%               .79%
                                        -----------        -----------        -----------        -----------        -----------
                                        -----------        -----------        -----------        -----------        -----------
Investment income--net, and
 realized gain (loss)
 on investments--net. . . . .                5.47%              3.75%              2.73%              3.36%              5.64%
                                        -----------        -----------        -----------        -----------        -----------
                                        -----------        -----------        -----------        -----------        -----------
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands). . . . . . . . . .            $ 25,550           $ 32,196           $ 30,168           $ 26,767           $ 34,362
                                        -----------        -----------        -----------        -----------        -----------
                                        -----------        -----------        -----------        -----------        -----------
*
Total investment returns exclude insurance-related
 fees and expenses.
+Includes unrealized gain (loss).


See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                WORLD INCOME FOCUS FUND
                                                      ------------------------------------------------------------------
                                                  ---------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN

DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.
                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                      --------------------------------------------------        FOR THE PERIOD
                                                                                                               JULY 1, 1993+ TO
                                                                                                                 DECEMBER 31,
                                                                                                                     1993
INCREASE (DECREASE) IN NET ASSET VALUE:                       1995++                      1994
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period. . . . . .             $   9.17                   $  10.38                   $  10.00
                                                          -----------                -----------                -----------
                                                  ---------------------------------------------------------------------------------
Investment income--net. . . . . . . . . . . . .                  .85                        .76                        .25
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions--net. . . . . . . . . . . . . . .                  .61                      (1.19 )                      .33
                                                          -----------                -----------                -----------
                                                  ---------------------------------------------------------------------------------
Total from investment operations. . . . . . . .                 1.46                      (0.43 )                      .58
                                                          -----------                -----------                -----------
Less dividends and distributions:
Investment income--net. . . . . . . . . . . . .                 (.84 )                     (.76 )                     (.20 )
Realized gain on investments--net . . . . . . .                   --                         -- )                       --
In excess of realized gain on investments--net.                   --                       (.02                         --
                                                          -----------                -----------                -----------
                                                  ---------------------------------------------------------------------------------
Total dividends and distributions. . . . . . . .                (.84 )                     (.78 )                     (.20 )
                                                          -----------                -----------                -----------
Net asset value, end of period. . . . . . . . .           $     9.79                   $   9.17                   $  10.38
                                                          -----------                -----------                -----------
                                                          -----------                -----------                -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share. . . . . . .               16.69%                     (4.21% )                    5.90% +++
                                                          -----------                -----------                -----------
                                                          -----------                -----------                -----------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses. . . . . . . . . . . . . . . . . . . .                 .68%                       .75%                       .94% *
                                                          -----------                -----------                -----------
                                                          -----------                -----------                -----------
Investment income--net. . . . . . . . . . . . .                8.99%                      8.01%                      6.20% *
                                                          -----------                -----------                -----------
                                                          -----------                -----------                -----------
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands). . . .           $   81,845                   $ 75,150                   $ 50,737
                                                          -----------                -----------                -----------
                                                          -----------                -----------                -----------
                                                  -----------------------------------

Portfolio turnover. . . . . . . . . . . . . . .              132.57%                    117.58%                     54.80%
                                                           ----------                 ----------                 --- ------
                                                          -----------                -----------                -----------
-----------------------------------------------------------------------------------------------------------------------------------


*Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Commencement of Operations.
++ Based on average shares outstanding during the period.

+++ Aggregate total investment return.


See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company, which is comprised of 17 separate funds ("Funds" or "Fund") offering 17 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. "ML & Co."), and Family Life Insurance Company (an insurance company not affiliated with ML & Co.) for their separate accounts to fund benefits under certain variable annuity contracts. Each Fund is classified as "diversified", as defined in the Investment Company Act of 1940, except for Developing Capital Markets Focus Fund, International Bond Fund and the World Income Focus Fund, all of which are classified as "non-diversified." The following is a summary of significant accounting policies followed by the Funds.

 (a) Valuation of investments-- Money market securities maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in the securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight- line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value.

 Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

 (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--Certain Funds are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Funds' records. However, the effect on operations is recorded from the date the Funds enter into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--Certain Funds may write and purchase call and put options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

 Written and purchased options are non-income producing investments.

- Financial futures contracts--Certain Funds may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--Certain Funds may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Funds, sold by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

 (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

 (d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

 (e) Security transactions and investment income-- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

 (f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a five- year period. Prepaid registration fees are charged to expense as the related shares are issued.

 (g) Dividends and distributions--Dividends and distributions paid by the Funds are recorded on the ex-dividend dates.

 (h) Custodian Bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

 (i) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. These reclassifications have no effect on net assets or net asset values per share.

 (i) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

 The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds.

 For such services, the Company pays a monthly fee based upon the average daily value of each Fund's net assets at the following annual rates: 0.75% of the average daily net assets of the Equity Growth Fund and International Equity Focus Fund, 0.65% of the average daily net assets of each of the Flexible

Strategy Fund, Natural Resources Focus Fund and Global Strategy Focus Fund, 0.55% of the average daily net assets of the American Balanced Fund, 0.50% of the average daily net assets of each of the Domestic Money Market Fund and Intermediate Government Bond Fund, 0.60% of the average daily net assets of each of the Basic Value Focus Fund, International Bond Fund, World Income Focus Fund, Global Utility Focus Fund, 1.00% of the average daily net assets of the Developing Capital Markets Focus Fund, and at the following annual rates with respect to the other Funds:


RESERVE ASSETS FUND
                                           --------------------------
Portion of average daily value of net assets of the Fund:
---------------------------------------------------------------------
                                                            ADVISORY
                                                               FEE
---------------------------------------------------------------------
Not exceeding $500 million. . . . . . . . . . . . . . .      0.500%
In excess of $500 million but not exceeding $750
million. . . . . . . . . . . . . . . . . . . . . . . . .     0.425%
In excess of $750 million but not exceeding $1 billion.      0.375%
In excess of $1 billion but not exceeding $1.5 billion.      0.350%
In excess of $1.5 billion but not exceeding $2 billion.      0.325%
In excess of $2 billion but not exceeding $2.5 billion.      0.300%
In excess of $2.5 billion. . . . . . . . . . . . . . . .     0.275%
---------------------------------------------------------------------
QUALITY EQUITY FUND
---------------------------------------------------------------------
Portion of average daily value of net assets of the Fund:
---------------------------------------------------------------------
                                                            ADVISORY
                                                               FEE
---------------------------------------------------------------------
Not exceeding $250 million. . . . . . . . . . . . . . .      0.500%
In excess of $250 million but not exceeding $300
million. . . . . . . . . . . . . . . . . . . . . . . . .     0.450%
In excess of $300 million but not exceeding $400
million. . . . . . . . . . . . . . . . . . . . . . . . .     0.425%
In excess of $400 million. . . . . . . . . . . . . . . .     0.400%
---------------------------------------------------------------------




PRIME BOND FUND AND HIGH CURRENT INCOME FUND
---------------------------------------------------------------------
Portion of aggregate average daily value of net assets
of both Funds:
---------------------------------------------------------------------
                                                  ADVISORY FEE

---------------------------------------------------------------------
                                             HIGH CURRENT     PRIME
                                                INCOME        BOND
                                                 FUND         FUND
---------------------------------------------------------------------
Not exceeding $250 million. . . . . . . .       0.55%         0.50%
In excess of $250 million but not more
than $500 million. . . . . . . . . . . .        0.50%         0.45%
In excess of $500 million but not more
than $750 million. . . . . . . . . . . .        0.45%         0.40%
In excess of $750 million. . . . . . . .        0.40%         0.35%
---------------------------------------------------------------------

 The Investment Advisory Agreement obligates MLAM to reimburse the Company, if in any year the aggregate ordinary operating expenses of any Fund exceed the most restrictive expense limitations then in effect under any state securities law or the regulations thereunder. Under the most restrictive state regulations presently in effect, MLAM would be required to reimburse each Fund for advisory fees received by it from the Fund, to the extent that such Fund's aggregate ordinary operating expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary items) exceed in any fiscal year 2.5% of each Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of average daily net assets in excess thereof. In addition, MLAM, and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by each Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to each Fund by MLAM which, in turn, will be reimbursed by MLLA.

 For the Developing Capital Markets Focus Fund for the year ended December 31, 1995, MLAM earned fees of $434,062, of which $49,477 was voluntarily waived.

 For the Intermediate Government Bond Fund for the year ended December 31, 1995, MLAM earned fees of $143,117, all of which was voluntarily waived. MLAM has also reimbursed the Fund $46,888 in additional expenses.

 For the International Bond Fund for the year ended December 31, 1995, MLAM earned fees of $70,573, all of which was voluntarily waived. MLAM has also reimbursed the Fund for $41,688 in additional expenses.

 For the year ended December 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc. ("MLPF&S"), an affiliate of MLAM, earned commissions on the execution of portfolio security transactions aggregating $8,555 in the American Balanced Fund, $19,224 in the Basic Value Focus Fund, $15,316 in the Developing Capital Markets Focus Fund, $25,801 in the Flexible Strategy Fund, $98,716 in the Global Strategy Focus Fund, $2,568 in the Global Utility Focus Fund, $2,500 in the High Current Income Fund, $30,505 in the International Equity Focus Fund, $1,182 in the Natural Resources Focus Fund, and $60,632 in the Quality Equity Fund.

 For the year ended December 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc. ("MLPF&S"), an affiliate of MLAM, earned commissions on the execution of portfolio security transactions aggregating $8,555 in the American Balanced Fund, $19,224 in the Basic Value Focus Fund, $15,316 in the Developing Capital

Markets Focus Fund, $25,801 in the Flexible Strategy Fund, $98,716 in the Global Strategy Focus Fund, $2,568 in the Global Utility Focus Fund, $2,500 in the High Current Income Fund, $30,505 in the International Equity Focus Fund, $1,182 in the Natural Resources Focus Fund, and $60,632 in the Quality Equity Fund.

 Accounting services are provided to the Company by MLAM at cost.

 For the year ended December 31, 1995, American Balanced Fund, Flexible Strategy Fund, Global Utility Focus Fund, High Current Income Fund, Intermediate Government Bond Fund, Prime Bond Fund and World Income Focus Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $473, $368, $38, $10,932, $439, $7,041 and $4,613, respectively, for security price quotations to compute the net asset value of the Funds.

 Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

 Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short- term securities, for the year ended December 31, 1995 were as follows:

                                           PURCHASES        SALES
---------------------------------------------------------------------
American Balanced Fund. . . . . . . .    $ 65,295,830   $  65,975,700
Basic Value Focus Fund. . . . . . . .     245,165,235     160,870,634
Developing Capital Markets Focus Fund      36,531,034      20,370,629
Domestic Money Market Fund. . . . . .              --              --
Equity Growth Fund. . . . . . . . . .     257,504,664     214,370,372
Flexible Strategy Fund. . . . . . . .     312,054,813     423,274,421
Global Strategy Focus Fund. . . . . .     132,976,697     312,046,775
Global Utility Focus Fund. . . . . .       13,896,690      22,670,209
High Current Income Fund. . . . . . .     189,555,307     118,831,902
Intermediate Government Bond Fund. .       38,570,516       9,311,094
International Bond Focus Fund. . . .       30,310,797      23,635,078
International Equity Focus Fund. . .      199,921,987     224,352,372
Natural Resources Focus Fund. . . . .      14,806,417      11,543,043
Prime Bond Fund. . . . . . . . . . .      421,783,779     369,712,587
Quality Equity Fund. . . . . . . . .      628,072,841     759,764,651
Reserve Assets Fund. . . . . . . . .               --              --
World Income Focus Fund. . . . . . .       94,569,249      88,910,273
---------------------------------------------------------------------

Transactions in options written for the year ended December 31, 1995, were as follows:

FLEXIBLE STRATEGY FUND
----------------------------------------------------------------------------------
                                                          SHARES
                                                        COVERED BY
                                                         WRITTEN       PREMIUMS
CALL OPTIONS WRITTEN                                     OPTIONS       RECEIVED
----------------------------------------------------------------------------------
Outstanding call options written, beginning of year         16,000    $   20,528
Options written. . . . . . . . . . . . . . . . . .          73,000        94,386
Options closed. . . . . . . . . . . . . . . . . . .        (56,000)      (62,093)
Options exercised. . . . . . . . . . . . . . . . .         (33,000)      (52,821)
                                                        ----------  ------------
Outstanding call options written, end of year. . .              --    $       --
                                                        ----------  ------------
                                                         ---------   -- --------
----------------------------------------------------------------------------------
INTERNATIONAL EQUITY FOCUS FUND
----------------------------------------------------------------------------------
                                                          NUMBER
                                                            OF         PREMIUMS
CALL OPTIONS WRITTEN                                    CONTRACTS      RECEIVED
----------------------------------------------------------------------------------
Outstanding call options written, beginning of year              3    $  357,100
Options written. . . . . . . . . . . . . . . . . .              13     1,140,031
Options expired. . . . . . . . . . . . . . . . . .             (10)     (974,231)

Options closed. . . . . . . . . . . . . . . . . . .             (5)     (468,647)
                                                        ----------  ------------
Outstanding call options written, end of year. . .               1    $   54,253
                                                        ----------  ------------
                                                         ---------   -- --------
----------------------------------------------------------------------------------

INTERNATIONAL EQUITY FOCUS FUND
-------------------------------------------------------------------------------
                                                       NUMBER OF     PREMIUMS
PUT OPTIONS WRITTEN                                    CONTRACTS     RECEIVED
-------------------------------------------------------------------------------
Outstanding put options written, beginning of year. .          3    $ 215,822
Options written. . . . . . . . . . . . . . . . . . .           2       55,738
Options expired. . . . . . . . . . . . . . . . . . .          (3)    (114,012)
Options exercised. . . . . . . . . . . . . . . . . .          (1)    (136,111)

                                                       ---------  -----------
Outstanding put options written, end of year. . . . .          1    $  21,437
                                                       ---------  -----------
                                                        --------   -- -------
-------------------------------------------------------------------------------
QUALITY EQUITY FUND
-------------------------------------------------------------------------------
                                                       NUMBER OF
                                                        SHARES       PREMIUMS
CALL OPTIONS WRITTEN                                    COVERED      RECEIVED
-------------------------------------------------------------------------------
Outstanding call options written, beginning of period     28,700    $  35,167
Options written. . . . . . . . . . . . . . . . . . .     256,500      461,990
Options expired. . . . . . . . . . . . . . . . . . .      (4,400)      (5,551)
Options closed. . . . . . . . . . . . . . . . . . . .   (106,000)    (110,673)
Options exercised. . . . . . . . . . . . . . . . . .    (174,800)    (380,933)
                                                       ---------  -----------
Outstanding call options written, end of period. . .          --    $      --
                                                       ---------  -----------
                                                        --------   -- -------
-------------------------------------------------------------------------------
WORLD INCOME FOCUS FUND
-------------------------------------------------------------------------------
                                                       NUMBER OF     PREMIUMS
CALL OPTIONS WRITTEN                                   CONTRACTS     RECEIVED
-------------------------------------------------------------------------------
Outstanding call options written, beginning of year.           2    $  10,100
Options written. . . . . . . . . . . . . . . . . . .           8       63,379
Options expired. . . . . . . . . . . . . . . . . . .          (8)     (63,834)
                                                              (2)      (9,645)
Options closed. . . . . . . . . . . . . . . . . . . .  ---------  -----------
Outstanding call options written, end of year. . . .          --    $      --
                                                       ---------  -----------
                                                        --------   -- -------
-------------------------------------------------------------------------------
                                                       NUMBER OF     PREMIUMS
PUT OPTIONS WRITTEN                                    CONTRACTS     RECEIVED
-------------------------------------------------------------------------------
Outstanding put options written, beginning of year. .         --    $      --
Options written. . . . . . . . . . . . . . . . . . .           6      104,585
Options expired. . . . . . . . . . . . . . . . . . .          (1)     (43,651)
                                                              (5)     (60,934)
Options closed. . . . . . . . . . . . . . . . . . . .  ---------     --------
Outstanding put options written, end of year. . . . .         --    $      --
                                                       ---------  -----------
                                                       ---------  -----------
-------------------------------------------------------------------------------

At December 31, 1995, net unrealized appreciation/ depreciation and aggregate cost for Federal income tax purposes were as follows:


                                                          DEVELOPING
                                            BASIC           CAPITAL       DOMESTIC
                           AMERICAN         VALUE           MARKETS        MONEY
                           BALANCED         FOCUS            FOCUS         MARKET
                             FUND            FUND            FUND           FUND
---------------------------------------------------------------------------------------
Appreciated securities    $ 22,263,476    $ 39,327,571    $ 4,311,192    $    147,439
Depreciated securities        (857,460)    (10,416,762)    (4,933,203)         (9,156)
                        --------------  --------------  -------------  --------------
Net unrealized
appreciation
(depreciation). . .       $ 21,406,016    $ 28,910,809    $  (622,011)   $    138,283
                        --------------  --------------  -------------  --------------
                         -- ----------   -- ----------   -- ---------   -- ----------
Cost for Federal income
tax purposes*. . . .      $185,759,935    $279,800,372    $55,427,713    $307,183,519
                        --------------  --------------  -------------  --------------
                         -- ----------   -- ----------   -- ---------   -- ----------
---------------------------------------------------------------------------------------

                                                                  GLOBAL          GLOBAL
                                 EQUITY         FLEXIBLE         STRATEGY        UTILITY
                                 GROWTH         STRATEGY          FOCUS           FOCUS
                                  FUND            FUND             FUND            FUND
-----------------------------------------------------------------------------------------------
Appreciated securities. . .    $ 60,814,076    $ 14,855,401    $ 40,662,038     $  18,532,091
Depreciated securities. . .     (13,386,221)     (2,274,036)     (3,860,374)       (4,134,931)
                             --------------  --------------  --------------  ----------------
Net unrealized appreciation    $ 47,427,855    $ 12,581,365    $ 36,801,664     $  14,397,160
                             --------------  --------------  --------------  ----------------
                              -- ----------   -- ----------   -- ----------   --- -----------
Cost for Federal income
tax purposes*. . . . . . .     $291,588,043    $308,461,552    $491,055,965     $ 132,394,937
                             --------------  --------------  --------------  ----------------
                              -- ----------   -- ----------   -- ----------   --- -----------
-----------------------------------------------------------------------------------------------
                                  HIGH         INTERMEDIATE                    INTERNATIONAL
                                CURRENT         GOVERNMENT    INTERNATIONAL        EQUITY
                                 INCOME            BOND            BOND            FOCUS
                                  FUND             FUND            FUND             FUND
-----------------------------------------------------------------------------------------------
Appreciated securities. . .    $ 13,031,721    $  1,963,839    $    625,527     $  17,847,559
Depreciated securities. . .     (21,359,277)             --         (54,136)      (11,513,815)
                             --------------  --------------  --------------  ----------------
Net unrealized appreciation
(depreciation). . . . . . .    $ (8,327,556)   $  1,963,839    $    571,391     $   6,333,744
                             --------------  --------------  --------------  ----------------
                              -- ----------   -- ----------   -- ----------   --- -----------
Cost for Federal income

tax purposes*. . . . . . .     $358,492,202    $ 38,402,603    $ 16,888,004     $ 249,042,053
                             --------------  --------------  --------------  ----------------
                              -- ----------   -- ----------   -- ----------   --- -----------
-----------------------------------------------------------------------------------------------
                                NATURAL
                               RESOURCES         PRIME           QUALITY         RESERVE
                                 FOCUS            BOND            EQUITY          ASSETS
                                  FUND            FUND             FUND            FUND
-----------------------------------------------------------------------------------------------
Appreciated securities. . .    $  4,381,714    $ 26,498,632    $ 37,609,153     $      14,248
Depreciated securities. . .      (1,748,826)     (1,833,902)     (6,771,828)             (299)
                             --------------  --------------  --------------  ----------------
Net unrealized appreciation  $    2,632,888    $ 24,664,730    $ 30,837,325     $      13,949
                             --------------  --------------  --------------  ----------------
                              -- ----------   -- ----------   -- ----------   --- -----------
Cost for Federal income
tax purposes*. . . . . . .     $ 40,504,115    $456,221,014    $616,244,581     $  25,876,014
                             --------------  --------------  --------------  ----------------
                              -- ----------   -- ----------   -- ----------   --- -----------
-----------------------------------------------------------------------------------------------
                                                                                  WORLD
                                                                                  INCOME
                                                                                  FOCUS
                                                                                   FUND
-----------------------------------------------------------------------------------------------
Appreciated securities. . . . . . . . . . . . . . . . . . . . . . . . . .       $   2,648,210
Depreciated securities. . . . . . . . . . . . . . . . . . . . . . . . . .          (2,992,768)
                                                                             ----------------
Net unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . .      $    (344,558)
                                                                             ----------------
                                                                              --- -----------
Cost for Federal income tax purposes*. . . . . . . . . . . . . . . . . . .      $  79,792,576
                                                                             ----------------
                                                                              --- -----------
-----------------------------------------------------------------------------------------------

* Net of premiums received on options written.

At December 31, 1995, net realized and unrealized gains (losses) were as follows:

                                      AMERICAN                          BASIC VALUE
                                   BALANCED FUND                        FOCUS FUND
                        ------------------------------------  -------------------------------
                              Realized          Unrealized        Realized       Unrealized
                               Losses              Gains            Gains           Gains
----------------------------------------------------------------------------------------------

Long-term investments.        $      (311,135)   $21,406,016      $  13,595,994  $ 29,353,531
Short-term investments                   (257)            --                 --            --
                        ---------------------  -------------  ----------------- -------------
                              $      (311,392)   $21,406,016      $  13,595,994  $ 29,353,531
                        ---------------------  -------------  ----------------- -------------
                        ---------------------  -------------  ----------------- -------------
----------------------------------------------------------------------------------------------

                                 DEVELOPING CAPITAL                   DOMESTIC MONEY
                                 MARKETS FOCUS FUND                     MARKET FUND
                        ------------------------------------  -------------------------------
                              Realized          Unrealized
                                Gains              Gains          Realized       Unrealized
                              (Losses)           (Losses)           Gains           Gains
----------------------------------------------------------------------------------------------
Long-term investments.        $    (3,328,515)   $  (542,156)                --            --
Short-term investments                   (108)            --      $      44,778  $    138,283
Foreign currency
transactions. . . . .                 198,982            313                 --            --
                        ---------------------  -------------  ----------------- -------------
                              $    (3,129,641)   $  (541,843)     $      44,778  $    138,283
                        ---------------------  -------------  ----------------- -------------
                         ------ -------------   -- ---------   ---- -----------  - ----------
----------------------------------------------------------------------------------------------

                                        EQUITY GROWTH                        FLEXIBLE STRATEGY
                                            FUND                                   FUND
                             -----------------------------------  ---------------------------------------
                                   Realized                               Realized           Unrealized
                                    Gains           Unrealized              Gains               Gains
                                   (Losses)            Gains              (Losses)            (Losses)
-----------------------------------------------------------------------------------------------------------
Long-term investments. .          $    45,386,271    $47,585,644          $      25,424,239  $ 12,581,365
Short-term investments. .                    (393)            --                       (349)           --
Options written. . . . .                       --             --                     48,220            --
Foreign currency
transactions. . . . . . .                      --             --                  1,579,908          (379)
                             --------------------  -------------  ------------------------- -------------
                                  $    45,385,878    $47,585,644          $      27,052,018  $ 12,580,986
                             --------------------  -------------  ------------------------- -------------
                              ----- -------------   -- ---------   -------- ---------------  - ----------
-----------------------------------------------------------------------------------------------------------
                                       GLOBAL STRATEGY                        GLOBAL UTILITY
                                         FOCUS FUND                             FOCUS FUND
                             -----------------------------------  ---------------------------------------
                                   Realized                               Realized
                                    Gains           Unrealized              Gains            Unrealized

                                   (Losses)            Gains              (Losses)              Gains
-----------------------------------------------------------------------------------------------------------
Long-term investments. .          $   (19,050,016)   $36,801,664          $      (2,381,425) $ 14,397,160
Short-term investments. .                     107             --                         --            --
Forward foreign exchange
contracts. . . . . . . .               (6,045,348)     9,681,629                         --            --
Foreign currency
transactions. . . . . . .               1,715,205          1,061                      1,247        10,458
                             --------------------  -------------  ------------------------- -------------
                                  $   (23,380,052)   $46,484,354          $      (2,380,178) $ 14,407,618
                             --------------------  -------------  ------------------------- -------------
                              ----- -------------   -- ---------   -------- ---------------  - ----------
-----------------------------------------------------------------------------------------------------------
                                        HIGH CURRENT                      INTERMEDIATE GOVERNMENT
                                         INCOME FUND                             BOND FUND
                             -----------------------------------  ---------------------------------------
                                                                          Realized
                                   Realized         Unrealized              Gains            Unrealized
                                    Gains             Losses              (Losses)              Gains
-----------------------------------------------------------------------------------------------------------
Long-term investments. .          $       589,358    $(8,009,646)         $         194,164  $  1,963,839
Short-term investments. .                      --             --                     (1,182)           --
                                   --------------     ----------           ----------------   -----------
                                  $       589,358    $(8,009,646)         $         192,982  $  1,963,839
                             --------------------  -------------  ------------------------- -------------
                              ----- -------------   -- ---------   -------- ---------------  - ----------
-----------------------------------------------------------------------------------------------------------
                                     INTERNATIONAL BOND                    INTERNATIONAL EQUITY
                                            FUND                                FOCUS FUND
                             -----------------------------------  ---------------------------------------
                                   Realized                               Realized           Unrealized
                                    Gains           Unrealized              Gains               Gains
                                   (Losses)            Gains              (Losses)            (Losses)
-----------------------------------------------------------------------------------------------------------
Long-term investments. .          $       333,743    $   571,391          $      (6,622,084) $  6,597,252
Short-term investments. .                     124             --                      3,728          (149)
Stock Index futures
contracts. . . . . . . .                       --             --                   (347,201)    1,488,119
Options purchased. . . .                       --             --                   (195,887)      191,405
Options written. . . . .                       --             --                   (220,353)       35,670
Foreign currency
transactions. . . . . . .                 134,942            145                     79,053        32,677
Forward foreign exchange
contracts. . . . . . . .                 (267,610)            --                 (1,444,242)     (267,385)
Currency options written.                      --             --                  1,217,268            --
Currency options
purchased. . . . . . . .                       --             --                    112,255     1,212,747
                             --------------------  -------------  ------------------------- -------------
                                  $       201,199    $   571,536          $      (7,417,463) $  9,290,336
                             --------------------  -------------  ------------------------- -------------
                              ----- -------------   -- ---------   -------- ---------------  - ----------
-----------------------------------------------------------------------------------------------------------
                                      NATURAL RESOURCES                         PRIME BOND
                                         FOCUS FUND                                FUND

                             -----------------------------------  ---------------------------------------
                                   Realized                               Realized
                                    Gains           Unrealized              Gains            Unrealized
                                   (Losses)            Gains              (Losses)              Gains
-----------------------------------------------------------------------------------------------------------
Long-term investments. .          $       797,755    $ 2,632,888          $       2,851,304  $ 24,731,783
Short-term investments. .                     (16)            --                       (378)           --
Foreign currency
transactions. . . . . . .                  (8,179)            32                         --            --
                             --------------------  -------------  ------------------------- -------------
                                  $       789,560    $ 2,632,920          $       2,850,926  $ 24,731,783
                             --------------------  -------------  ------------------------- -------------
                              ----- -------------   -- ---------   -------- ---------------  - ----------
-----------------------------------------------------------------------------------------------------------
                                       QUALITY EQUITY                         RESERVE ASSETS
                                            FUND                                   FUND
                             -----------------------------------  ---------------------------------------
                                   Realized
                                    Gains           Unrealized            Realized           Unrealized
                                   (Losses)            Gains                Gains               Gains
-----------------------------------------------------------------------------------------------------------
Long-term investments. .          $    84,499,995    $30,837,325                         --            --
Short-term investments. .                  (1,446)            --          $          10,309  $     13,949
Options written. . . . .                   90,676             --                         --            --
                                   --------------     ----------           ----------------   -----------
                                  $    84,589,225    $30,837,325          $          10,309  $     13,949
                             --------------------  -------------  ------------------------- -------------
                              ----- -------------   -- ---------   -------- ---------------  - ----------
-----------------------------------------------------------------------------------------------------------
                                        WORLD INCOME
                                         FOCUS FUND
                             -----------------------------------
                                   Realized         Unrealized
                                    Gains              Gains
                                   (Losses)          (Losses)
-----------------------------------------------------------------------------------------------------------
Long-term investments. .          $     1,101,384    $  (344,558)
Short-term investments. .                     207             --
Financial futures contracts              (255,051)            --
Currency options written.                  (5,716)            --
Currency options
purchased. . . . . . . .                 (104,248)            --
Foreign currency
transactions. . . . . . .                 806,962         19,665
Forward foreign exchange
contracts. . . . . . . .               (1,033,251)        (5,151)
                             --------------------  -------------
                                  $       510,287    $  (330,044)
                             --------------------  -------------
                              ----- -------------   -- ---------
-----------------------------------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

AMERICAN BALANCED FUND
----------------------------------------------------------------------------
For the Year Ended                                               Dollar
December 31, 1995                                 Shares         Amount
----------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . .   2,201,026  $   30,814,364
Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . .     529,259       7,173,644
                                                 ---------  --------------
Total issued. . . . . . . . . . . . . . . . . .  2,730,285      37,988,008
Shares redeemed. . . . . . . . . . . . . . . .    (850,020)    (12,151,661)
                                                 ---------  --------------
Net increase. . . . . . . . . . . . . . . . . .  1,880,265  $   25,836,347
                                                 ---------  --------------
                                                  --------   -- ----------
----------------------------------------------------------------------------

For the Year Ended                                               Dollar
December 31, 1994                                 Shares         Amount
----------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . .   4,208,232  $   56,940,222
Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . .     308,791       4,107,209
                                                 ---------  --------------
Total issued. . . . . . . . . . . . . . . . . .  4,517,023      61,047,431
Shares redeemed. . . . . . . . . . . . . . . .    (565,599)     (7,507,172)
                                                 ---------  --------------
Net increase. . . . . . . . . . . . . . . . . .  3,951,424  $   53,540,259
                                                 ---------  --------------
                                                  --------   -- ----------
----------------------------------------------------------------------------

BASIC VALUE FOCUS FUND
----------------------------------------------------------------------------------------
For the Year Ended                                                           Dollar
December 31, 1995                                             Shares         Amount
----------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . . .   7,762,209  $   98,591,635

Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . . . . . . .   1,538,264      10,403,524
                                                            ----------  --------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .    9,300,473     108,995,159
Shares redeemed. . . . . . . . . . . . . . . . . . . . . .    (711,444)     (8,076,571)
                                                            ----------  --------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .    8,589,029  $  100,918,588
                                                            ----------  --------------
                                                             ---------   -- ----------
----------------------------------------------------------------------------------------
For the Year Ended                                                           Dollar
December 31, 1994                                             Shares         Amount
----------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . . .  10,501,448  $  115,102,779
Shares issued to shareholders in reinvestment of dividends      87,071         928,253
                                                            ----------  --------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .   10,588,519     116,031,032
Shares redeemed. . . . . . . . . . . . . . . . . . . . . .     (99,204)     (1,078,972)
                                                            ----------  --------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .   10,489,315  $  114,952,060
                                                            ----------  --------------
                                                             ---------   -- ----------

----------------------------------------------------------------------------------------
DEVELOPING CAPITAL MARKETS FOCUS FUND
----------------------------------------------------------------------------------------
For the Year Ended                                                           Dollar
December 31, 1995                                             Shares         Amount
----------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . . .   2,555,725  $   23,265,598
Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . . . . . . .      36,009         332,002
                                                            ----------  --------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .    2,591,734      23,597,600
Shares redeemed. . . . . . . . . . . . . . . . . . . . . .    (525,636)     (4,592,826)
                                                            ----------  --------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .    2,066,098  $   19,004,774
                                                            ----------  --------------
                                                             ---------   -- ----------
----------------------------------------------------------------------------------------
For the Period May 2, 1994+ to                                               Dollar
December 31, 1994                                             Shares         Amount
----------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . . .   3,089,579  $   31,702,122
Shares redeemed. . . . . . . . . . . . . . . . . . . . . .     (33,668)       (339,498)
                                                            ----------  --------------

Net increase. . . . . . . . . . . . . . . . . . . . . . .    3,055,911  $   31,362,624
                                                            ----------  --------------
                                                             ---------   -- ----------
----------------------------------------------------------------------------------------

+Prior to May 2, 1994 (commencement of operations), the Fund issued 800,000 shares to MLAM for $8,000,000.

DOMESTIC MONEY MARKET FUND
--------------------------------------------------------------------------------------------------
For the Year Ended                                                                  Dollar
December 31, 1995                                                Shares             Amount
----------------------------------------------------------------------------------------------
Sharess sold . . . . . . . . . . . . . . . . . . . . . .      111,267,159     $   111,267,159
Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . . . . . .       17,571,280          17,571,280
                                                              ------------    ----------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .     128,838,439         128,838,439
Shares redeemed. . . . . . . . . . . . . . . . . . . . .     (188,460,308)       (188,460,308)
                                                              ------------    ----------------
Net decrease. . . . . . . . . . . . . . . . . . . . . . .     (59,621,869)    $   (59,621,869)
                                                              ------------    ----------------
                                                              ------------    ----------------

--------------------------------------------------------------------------------------------------
For the Year Ended                                                                  Dollar
December 31, 1994                                                Shares             Amount
--------------------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .      458,988,915     $   458,988,915
Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . . . . . .       11,425,228          11,425,228
                                                              ------------    ----------------
Total issued . . . . . . . . . . . . . . . . . . . . . .      470,414,143         470,414,143
Shares redeemed. . . . . . . . . . . . . . . . . . . . .     (277,547,347)       (277,547,347)
                                                              ------------    ----------------
Net increase . . . . . . . . . . . . . . . . . . . . . .      192,866,796     $   192,866,796
                                                              ------------    ----------------
                                                              ------------    ----------------

EQUITY GROWTH FUND
--------------------------------------------------------------------------------------------------
For the Year Ended                                                                  Dollar
December 31, 1995                                                Shares             Amount
--------------------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .        3,628,361     $    86,301,010

Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . . . . . .           41,296             889,063
                                                               -----------    ----------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .       3,669,657          87,190,073
Shares redeemed. . . . . . . . . . . . . . . . . . . . .         (353,757)         (8,536,475)
                                                               -----------    ----------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .       3,315,900     $    78,653,598
                                                               -----------    ----------------
                                                               -----------    ----------------

--------------------------------------------------------------------------------------------------
For the Year Ended                                                                  Dollar
December 31, 1994                                                Shares             Amount
--------------------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .        4,244,767     $    84,908,525
Shares issued to shareholders in reinvestment of
distributions. . . . . . . . . . . . . . . . . . . . . .           43,323             895,916
                                                               -----------    ----------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .       4,288,090          85,804,441
Shares redeemed. . . . . . . . . . . . . . . . . . . . .         (178,315)         (3,486,970)
                                                               -----------    ----------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .       4,109,775     $    82,317,471
                                                               -----------    ----------------
                                                               -----------    ----------------


FLEXIBLE STRATEGY FUND

--------------------------------------------------------------------------------------------------
For the Year Ended                                                                  Dollar
December 31, 1995                                                Shares             Amount
--------------------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .        1,290,613     $    19,615,145
Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . . . . . .          896,275          13,101,282
                                                               -----------    ----------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .       2,186,888          32,716,427
Shares redeemed. . . . . . . . . . . . . . . . . . . . .       (1,417,547)        (21,921,048)
                                                               -----------    ----------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .         769,341     $    10,795,379
                                                               -----------    ----------------
                                                               -----------    ----------------
--------------------------------------------------------------------------------------------------
For the Year Ended                                                                  Dollar
December 31, 1994                                                Shares             Amount
--------------------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .        6,842,583     $   103,469,524

Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . . . . . .          708,891          10,747,143
                                                               -----------    ----------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .       7,551,474         114,216,667
Shares redeemed. . . . . . . . . . . . . . . . . . . . .         (904,823)        (13,574,190)
                                                               -----------    ----------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .       6,646,651     $   100,642,477
                                                               -----------    ----------------
                                                               -----------    ----------------

GLOBAL STRATEGY FOCUS FUND
--------------------------------------------------------------------------------------------------
For the Year Ended                                                                  Dollar
December 31, 1995                                                Shares             Amount
--------------------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .        2,383,467     $    28,913,701
Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . . . . . .        1,452,481          17,112,643
                                                               -----------    ----------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .       3,835,948          46,026,344
Shares redeemed. . . . . . . . . . . . . . . . . . . . .       (4,725,965 )       (56,008,034 )
                                                               -----------    ----------------
Net decrease. . . . . . . . . . . . . . . . . . . . . . .        (890,017 )   $    (9,981,690 )
                                                               -----------    ----------------
                                                                ----------     --- -----------
--------------------------------------------------------------------------------------------------
For the Year Ended                                                                  Dollar
December 31, 1994                                                Shares             Amount
--------------------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .       22,592,355     $   274,822,981
Shares issued to shareholders in reinvestment of dividends
and distributions. . . . . . . . . . . . . . . . . . . .          668,929           8,022,134
                                                               -----------    ----------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .      23,261,284         282,845,115
Shares redeemed. . . . . . . . . . . . . . . . . . . . .       (1,462,140 )       (17,755,958 )
                                                               -----------    ----------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .      21,799,144     $   265,089,157
                                                               -----------    ----------------
                                                                ----------     --- -----------
--------------------------------------------------------------------------------------------------
GLOBAL UTILITY FOCUS FUND
--------------------------------------------------------------------------------------------------
For the Year Ended                                                                  Dollar
December 31, 1995                                                Shares             Amount
--------------------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .          782,432     $     7,896,815

Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . . . . . .          517,492           5,144,108
                                                               -----------    ----------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .       1,299,924          13,040,923
Shares redeemed. . . . . . . . . . . . . . . . . . . . .       (1,545,955 )       (15,567,315 )
                                                               -----------    ----------------
Net decrease. . . . . . . . . . . . . . . . . . . . . . .        (246,031 )   $    (2,526,392 )
                                                               -----------    ----------------
                                                                ----------     --- -----------
--------------------------------------------------------------------------------------------------
For the Year Ended                                                                  Dollar
December 31, 1994                                                Shares             Amount
--------------------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .        4,446,449     $    45,407,839
Shares issued to shareholders in reinvestment of dividends
and distributions. . . . . . . . . . . . . . . . . . . .          408,041           3,993,505
                                                               -----------    ----------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .       4,854,490          49,401,344
Shares redeemed. . . . . . . . . . . . . . . . . . . . .       (1,299,696 )       (12,707,196 )
                                                               -----------    ----------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .       3,554,794     $    36,694,148
                                                               -----------    ----------------
                                                                ----------     --- -----------
--------------------------------------------------------------------------------------------------
HIGH CURRENT INCOME FUND
--------------------------------------------------------------------------------------------------
For the Year Ended                                                                  Dollar
December 31, 1995                                                Shares             Amount
--------------------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .        5,980,682     $    65,910,048
Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . . . . . .        2,792,967          30,645,264
                                                               -----------    ----------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .       8,773,649          96,555,312
Shares redeemed. . . . . . . . . . . . . . . . . . . . .       (1,184,474 )       (13,092,078 )
                                                               -----------    ----------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .       7,589,175     $    83,463,234
                                                               -----------    ----------------
                                                                ----------     --- -----------
--------------------------------------------------------------------------------------------------
For the Year Ended                                                                  Dollar
December 31, 1994                                                Shares             Amount
--------------------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .       10,081,695     $   116,511,262
Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . . . . . .        1,840,902          20,563,966
                                                               -----------    ----------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .      11,922,597         137,075,228
Shares redeemed. . . . . . . . . . . . . . . . . . . . .       (1,381,220 )       (15,761,890 )
                                                               -----------    ----------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .      10,541,377     $   121,313,338
                                                               -----------    ----------------
                                                                ----------     --- -----------


--------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
--------------------------------------------------------------------------------------------------
For the Year Ended                                                                  Dollar
December 31, 1995                                                Shares             Amount
--------------------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .        2,173,331     $    22,410,622
Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . . . . . .          161,544           1,670,786
                                                               -----------    ----------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .       2,334,875          24,081,408
Shares redeemed. . . . . . . . . . . . . . . . . . . . .         (321,060 )        (3,238,873 )
                                                               -----------    ----------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .       2,013,815     $    20,842,535
                                                               -----------    ----------------
                                                                ----------     --- -----------
--------------------------------------------------------------------------------------------------
For the Period May 2, 1994+ to                                                      Dollar
December 31, 1994                                                Shares             Amount
--------------------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .        1,580,746     $    15,798,020
Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . . . . . .           22,294             222,052
                                                               -----------    ----------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .       1,603,040          16,020,072
Shares redeemed. . . . . . . . . . . . . . . . . . . . .          (16,719 )          (166,738 )
                                                               -----------    ----------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .       1,586,321     $    15,853,334
                                                               -----------    ----------------
                                                                ----------     --- -----------
--------------------------------------------------------------------------------------------------

+Prior to May 2, 1994 (commencement of operations), the Fund issued 200,000 shares to MLAM for $2,000,000.

INTERNATIONAL BOND FUND
-------------------------------------------------------------------------------
For the Year Ended                                                   Dollar
December 31, 1995                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . .       937,367  $   9,691,745
Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . .        77,732        795,218
                                                     ---------  -------------
Total issued. . . . . . . . . . . . . . . . . .      1,015,099     10,486,963
Shares redeemed. . . . . . . . . . . . . . . . .      (317,282)    (3,269,924)
                                                     ---------  -------------
Net increase. . . . . . . . . . . . . . . . . .        697,817  $   7,217,039
                                                     ---------  -------------
                                                      --------   -- ---------
-------------------------------------------------------------------------------

For the Period May 2, 1994+ to                                       Dollar
December 31, 1994                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . .       532,215  $   5,218,763
Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . .        27,759        271,353
                                                     ---------  -------------
Total issued. . . . . . . . . . . . . . . . . .        559,974      5,490,116
Shares redeemed. . . . . . . . . . . . . . . . .       (35,652)      (348,847)
                                                     ---------  -------------
Net increase. . . . . . . . . . . . . . . . . .        524,322  $   5,141,269
                                                     ---------  -------------
                                                      --------   -- ---------
-------------------------------------------------------------------------------

+ Prior to May 2, 1994 (commencement of operations), the Fund issued 500,000 shares to MLAM for $5,000,000.

INTERNATIONAL EQUITY FOCUS FUND
---------------------------------------------------------------------------------------
For the Year Ended                                                          Dollar
December 31, 1995                                            Shares         Amount
---------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .    2,540,187  $   26,767,717
Shares issued to shareholders in reinvestment of dividends
and distributions. . . . . . . . . . . . . . . . . . . .      898,135       9,331,626
                                                           ----------  --------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .   3,438,322      36,099,343
Shares redeemed. . . . . . . . . . . . . . . . . . . . .   (2,161,108)    (21,945,941)
                                                           ----------  --------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .   1,277,214  $   14,153,402
                                                           ----------  --------------
                                                            ---------   -- ----------
---------------------------------------------------------------------------------------

INTERNATIONAL EQUITY FOCUS FUND
--------------------------------------------------------------------------------------------------
For the Year Ended                                                                  Dollar
December 31, 1994                                                Shares             Amount
--------------------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .       15,762,751     $   177,512,550

Shares issued to shareholders in reinvestment of dividends
and distributions. . . . . . . . . . . . . . . . . . . .          155,170           1,705,946
                                                               -----------    ----------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .      15,917,921         179,218,496
Shares redeemed. . . . . . . . . . . . . . . . . . . . .         (149,766 )        (1,678,473 )
                                                               -----------    ----------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .      15,768,155     $   177,540,023
                                                               -----------    ----------------
                                                                ----------     --- -----------
--------------------------------------------------------------------------------------------------
NATURAL RESOURCES FOCUS FUND
--------------------------------------------------------------------------------------------------
For the Year Ended                                                                  Dollar
December 31, 1995                                                Shares             Amount
--------------------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .          474,971     $     5,198,076
Shares issued to shareholders in reinvestment of dividends
and distributions. . . . . . . . . . . . . . . . . . . .           63,806             835,171
                                                               -----------    ----------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .         538,777           6,033,247
Shares redeemed. . . . . . . . . . . . . . . . . . . . .         (601,388 )        (6,852,669 )
                                                               -----------    ----------------
Net decrease. . . . . . . . . . . . . . . . . . . . . . .         (62,611 )   $      (819,422 )
                                                               -----------    ----------------
                                                                ----------     --- -----------
--------------------------------------------------------------------------------------------------

For the Year Ended                                                           Dollar
December 31, 1994                                            Shares          Amount
----------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .     2,431,502  $   26,836,585
Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . . . . . .         7,751          83,948
                                                           -----------  --------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .    2,439,253      26,920,533
Shares redeemed. . . . . . . . . . . . . . . . . . . . .      (134,053)     (1,481,555)
                                                           -----------  --------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .    2,305,200  $   25,438,978
                                                           -----------  --------------
                                                            ----------   -- ----------
----------------------------------------------------------------------------------------
PRIME BOND FUND
----------------------------------------------------------------------------------------
For the Year Ended                                                           Dollar
December 31, 1995                                            Shares          Amount
----------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .     3,880,829  $   45,621,465
Shares issued to shareholders in reinvestment of

dividends. . . . . . . . . . . . . . . . . . . . . . . .     2,612,921      30,585,478
                                                           -----------  --------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .    6,493,750      76,206,943
Shares redeemed. . . . . . . . . . . . . . . . . . . . .    (2,316,349)    (27,181,488)
                                                           -----------  --------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .    4,177,401  $   49,025,455
                                                           -----------  --------------
                                                            ----------   -- ----------
----------------------------------------------------------------------------------------
For the Year Ended                                                           Dollar
December 31, 1994                                            Shares          Amount
----------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .     9,962,468  $  118,092,307
Shares issued to shareholders in reinvestment of dividends
and distributions. . . . . . . . . . . . . . . . . . . .     2,421,862      28,191,568
                                                           -----------  --------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .   12,384,330     146,283,875
Shares redeemed. . . . . . . . . . . . . . . . . . . . .    (2,052,800)    (23,633,675)
                                                           -----------  --------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .   10,331,530  $  122,650,200
                                                           -----------  --------------
                                                            ----------   -- ----------
----------------------------------------------------------------------------------------
QUALITY EQUITY FUND
----------------------------------------------------------------------------------------
For the Year Ended                                                           Dollar
December 31, 1995                                            Shares          Amount
----------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .     2,793,165  $   82,433,320
Shares issued to shareholders in reinvestment of dividends
and distributions. . . . . . . . . . . . . . . . . . . .       651,881      18,002,604
                                                           -----------  --------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .    3,445,046     100,435,924
Shares redeemed. . . . . . . . . . . . . . . . . . . . .      (509,752)    (15,180,783)
                                                           -----------  --------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .    2,935,294  $   85,255,141
                                                           -----------  --------------
                                                            ----------   -- ----------
----------------------------------------------------------------------------------------
For the Year Ended                                                           Dollar
December 31, 1994                                            Shares          Amount
----------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .     6,335,594  $  177,474,655
Shares issued to shareholders in reinvestment of dividends
and distributions. . . . . . . . . . . . . . . . . . . .       218,564       6,013,863
                                                           -----------  --------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .    6,554,158     183,488,518
Shares redeemed. . . . . . . . . . . . . . . . . . . . .      (476,786)    (13,262,021)
                                                           -----------  --------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .    6,077,372  $  170,226,497
                                                           -----------  --------------
                                                            ----------   -- ----------
----------------------------------------------------------------------------------------
RESERVE ASSETS FUND

----------------------------------------------------------------------------------------
For the Year Ended                                                           Dollar
December 31, 1995                                            Shares          Amount
----------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .     6,811,139  $    6,811,139
Shares issued to shareholders in reinvestment of dividends
and distributions. . . . . . . . . . . . . . . . . . . .     1,582,801       1,582,801
                                                           -----------  --------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .    8,393,940       8,393,940
Shares redeemed. . . . . . . . . . . . . . . . . . . . .   (15,081,975)    (15,081,975)
                                                           -----------  --------------
Net decrease. . . . . . . . . . . . . . . . . . . . . . .   (6,688,035) $   (6,688,035)
                                                           -----------  --------------
                                                            ----------   -- ----------
----------------------------------------------------------------------------------------
For the Year Ended                                                           Dollar
December 31, 1994                                            Shares          Amount
----------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .    19,180,364  $   19,180,364
Shares issued to shareholders in reinvestment of dividends
and distributions. . . . . . . . . . . . . . . . . . . .     1,250,777       1,250,777
                                                           -----------  --------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .   20,431,141      20,431,141
Shares redeemed. . . . . . . . . . . . . . . . . . . . .   (18,368,014)    (18,368,014)
                                                           -----------  --------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .    2,063,127  $    2,063,127
                                                           -----------  --------------
                                                            ----------   -- ----------
----------------------------------------------------------------------------------------
WORLD INCOME FOCUS FUND
----------------------------------------------------------------------------------------
For the Year Ended                                                           Dollar
December 31, 1995                                            Shares          Amount
----------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .       481,318  $    4,592,255
Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . . . . . .       727,949       6,851,555
                                                           -----------  --------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .    1,209,267      11,443,810
Shares redeemed. . . . . . . . . . . . . . . . . . . . .    (1,045,651)     (9,863,555)
                                                           -----------  --------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .      163,616  $    1,580,255
                                                           -----------  --------------
                                                            ----------   -- ----------
----------------------------------------------------------------------------------------

For the Year Ended                                                                 Dollar

December 31, 1994                                               Shares             Amount
------------------------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . .       3,613,258     $   35,765,361
Shares issued to shareholders in reinvestment of dividends
and distributions. . . . . . . . . . . . . . . . . . . .         565,499          5,699,784
                                                               ----------    ---------------
Total issued. . . . . . . . . . . . . . . . . . . . . . .      4,178,757         41,465,145
Shares redeemed. . . . . . . . . . . . . . . . . . . . .        (870,578 )       (8,296,766 )
                                                               ----------    ---------------
Net increase. . . . . . . . . . . . . . . . . . . . . . .      3,308,179     $   33,168,379
                                                               ----------    ---------------
                                                                ---------     --- ----------
------------------------------------------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1995, the Company had net capital loss carryforwards of approximately $3,818,000 in the Developing Capital Markets Focus Fund, of which $91,000 expires in 2002 and $3,727,000 expires in 2003; $3,364,000 in the Global
Strategy Focus Fund, all of which expires in 2003; $3,673,000 in the Global Utility Focus Fund, of which $1,463,000 expires in 2002 and $2,210,000 expires in 2003; $1,391,000 in the High Current Income Fund, of which $119,000 expires in 1999 and $301,000 expires in 2002 and $971,000 expires in 2003; $6,977,000 in the International Equity Focus Fund, all of which expires in 2003; $15,879,000 in the Prime Bond Fund, of which $15,024,000 expires in 2002 and $855,000 expires in 2003; and $1,881,000 in the World Income Focus Fund, all of which expires in 2002. These amounts will be available to offset like amounts of any future taxable gains.

6. LOANED SECURITIES:

At December 31, 1995, the Prime Bond Fund held US
Treasury bonds having an aggregate value of approximately $4,904,000 as collateral for portfolio securities loaned having a market value of approximately $4,692,000.

7. COMMITMENTS:

At December 31, 1995, the following Portfolios had entered into foreign exchange contracts, in addition to the contracts listed on the Schedules of Investments, under which they agreed to purchase and sell various foreign currencies with values of approximately:

FUND                             PURCHASE     SELL
------------------------------------------------------
Flexible Strategy Fund            $     --   $ 119,000
Global Strategy Focus Fund              --     151,000
Global Utility Focus Fund               --     224,000
International Bond Fund                 --       1,500
International Equity Focus Fund    796,000     142,000

Natural Resources Focus Fund       267,000          --
------------------------------------------------------

8. SUBSEQUENT EVENT:

On January 2, 1996, the Board of Directors declared net investment income dividends and a capital gains distributions per share payable on January 2 and January 9, 1996 to shareholders of record as of December 29, 1995 as follows:

                                                      LONG-TERM
                                         ORDINARY      CAPITAL
FUND                                    INCOME-NET      GAINS
-----------------------------------------------------------------
American Balanced Fund. . . . . . . .     $ 0.295524   $ 0.023427
Basic Value Focus Fund. . . . . . . .       0.556549     0.264736
Developing Capital Markets Focus Fund       0.233987           --
Domestic Money Market Fund. . . . . .             --           --
Equity Growth Fund. . . . . . . . . .       2.871396     0.820277
Flexible Strategy Fund. . . . . . . .       0.727180     0.896948
Global Strategy Focus Fund. . . . . .       0.294897           --
Global Utility Focus Fund. . . . . .        0.165645           --
High Current Income Fund. . . . . . .       0.101166           --
Intermediate Government Bond Fund. .        0.052380           --
International Bond Fund. . . . . . .        0.185368           --
International Equity Focus Fund. . .        0.152775           --
Natural Resources Focus Fund. . . . .       0.118310     0.170782
Prime Bond Fund. . . . . . . . . . .        0.063426           --
Quality Equity Fund. . . . . . . . .        1.573476     3.019036
Reserve Assets Fund. . . . . . . . .              --           --
World Income Focus Fund. . . . . . .              --           --
-----------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                        UNAUDITED FINANCIAL STATEMENTS
                              FOR THE SIX MONTHS
                              ENDED JUNE 30, 1996

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 1996



                                                                                     BASIC       DEVELOPING        DOMESTIC
                                                                     AMERICAN        VALUE         CAPITAL          MONEY
                                                                     BALANCED        FOCUS         MARKETS          MARKET
                                                                       FUND           FUND       FOCUS FUND          FUND
--------------------------------------------------------------------------------------------------------------------------------

ASSETS:



Investments, at value* (Note 1a). . . . . . . . . . . . . . . .   $  212,871,001 $  403,877,071 $  74,106,393  $    275,219,739


Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              768            804       100,908               588


Receivable for securities sold. . . . . . . . . . . . . . . . .        3,500,972        615,729     2,177,185                --


Interest receivable. . . . . . . . . . . . . . . . . . . . . . .       1,392,250             --        30,349         1,327,486


Receivable for capital shares sold. . . . . . . . . . . . . . .          129,622        846,876       282,360                --


Dividends receivable. . . . . . . . . . . . . . . . . . . . . .          148,397        599,355       376,848                --

Deferred organization expenses (Note 1f). . . . . . . . . . . .               --          2,160         2,667             1,340


Prepaid registration fees and other assets (Note 1f). . . . . .           18,329         21,000         5,980            29,070
                                                                  -------------- -------------- -------------  ----------------



Total assets. . . . . . . . . . . . . . . . . . . . . . . . . .      218,061,339    405,962,995    77,082,690       276,578,223
                                                                  -------------- -------------- -------------  -----------------
--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:



Payable for securities purchased. . . . . . . . . . . . . . . .        2,447,668      8,489,549       168,617                --



Payable for capital shares redeemed. . . . . . . . . . . . . . .          23,683            552         1,888           791,660


Payable to investment adviser (Note 2). . . . . . . . . . . . .           91,486        182,432        56,414           104,769


Accrued expenses and other liabilities. . . . . . . . . . . . .           61,449        101,787         6,337            78,083
                                                                  -------------- -------------- -------------  -----------------


Total liabilities. . . . . . . . . . . . . . . . . . . . . . . .       2,624,286      8,774,320       233,256           974,512
                                                                  -------------- -------------- -------------  ----------------

-------------------------------------------------------------------------------------------------------------------------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . .   $  215,437,053 $  397,188,675 $  76,849,434  $    275,603,711
                                                                  -------------- -------------- -------------  -----------------
                                                                  -------------- -------------- -------------  -----------------

--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:



Common Stock, $0.10 par value+. . . . . . . . . . . . . . . . .   $    1,415,797 $    2,911,583 $     756,984  $     27,575,749


Paid-in capital in excess of par. . . . . . . . . . . . . . . .      188,688,535    332,949,347    73,630,225       248,181,746


Undistributed investment income--net. . . . . . . . . . . . . .        3,735,464      2,308,627       583,022                --


Undistributed (accumulated) realized capital gains (losses) on
investments and foreign currency transactions--net (Note 5). . .       9,382,632     25,904,462    (5,562,311)               --


Unrealized appreciation (depreciation) on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . .       12,214,625     33,114,656     7,441,514         (153,784)
                                                                  -------------- -------------- -------------  ----------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . .   $  215,437,053 $  397,188,675 $  76,849,434  $    275,603,711
                                                                  -------------- -------------- -------------  -----------------
                                                                  -------------- -------------- -------------  -----------------

--------------------------------------------------------------------------------------------------------------------------------


CAPITAL SHARES OUTSTANDING. . . . . . . . . . . . . . . . . . .       14,157,967     29,115,828     7,569,835       275,757,494

                                                                  -------------- -------------- -------------  ----------------
                                                                  -------------- -------------- -------------  ----------------


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. . . .   $        15.22 $        13.64 $       10.15  $           1.00
                                                                  -------------- -------------- -------------  -----------------
                                                                  -------------- -------------- -------------  -----------------
--------------------------------------------------------------------------------------------------------------------------------


* Identified cost. . . . . . . . . . . . . . . . . . . . . . . .  $  200,656,376 $  370,762,415 $  66,662,200  $    275,373,523
                                                                  -------------- -------------- -------------  -----------------
                                                                  -------------- -------------- -------------  -----------------



+ Authorized shares. . . . . . . . . . . . . . . . . . . . . . .     100,000,000    100,000,000   100,000,000     1,300,000,000
                                                                  -------------- -------------- -------------  ----------------
                                                                  -------------- -------------- -------------  ----------------

-------------------------------------------------------------------------------------------------------------------------------

 See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 1996 (CONTINUED)



                                                                                                 GLOBAL          GLOBAL
                                                                   EQUITY        FLEXIBLE       STRATEGY        UTILITY
                                                                   GROWTH        STRATEGY        FOCUS           FOCUS
                                                                    FUND           FUND           FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:



Investments, at value* (Note 1a). . . . . . . . . . . . . . .  $  403,142,688 $  321,053,682 $  545,168,737  $  149,656,200


Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --            525        955,041             410


Foreign cash (Note 1c). . . . . . . . . . . . . . . . . . . .              --         84,869        534,323             311



Receivable for securities sold. . . . . . . . . . . . . . . .       9,320,922      7,190,066     11,192,114              --


Interest receivable. . . . . . . . . . . . . . . . . . . . .           53,696      1,345,497      3,099,994          32,374


Dividends receivable. . . . . . . . . . . . . . . . . . . . .         199,751        344,291        745,597         492,934


Receivable for capital shares sold. . . . . . . . . . . . . .         850,173         11,223             --         205,074


Receivable for forward foreign exchange contracts (Note 1b).               --        146,121        483,431              --


Deferred organization expenses (Note 1f). . . . . . . . . . .              --             --             --           3,277


Prepaid registration fees and other assets (Note 1f). . . . .          23,118         28,002         41,934          11,488
                                                               -------------- -------------- --------------  --------------


Total assets. . . . . . . . . . . . . . . . . . . . . . . . .     413,590,348    330,204,276    562,221,171     150,402,068
                                                               -------------- -------------- --------------  ----------------
-----------------------------------------------------------------------------------------------------------------------------

LIABILITIES:



Payable for securities purchased. . . . . . . . . . . . . . .       4,853,273      6,515,668      9,854,033              --


Payable for forward foreign exchange contracts (Note 1b). . .              --         93,168        865,072              --


Payable to investment adviser (Note 2). . . . . . . . . . . .         238,470        161,914        266,665          65,113


Payable for capital shares redeemed. . . . . . . . . . . . .            1,642         58,546        504,504           1,628


Accrued expenses and other liabilities. . . . . . . . . . . .         138,771         94,140        202,480          59,936
                                                               -------------- -------------- --------------  --------------


Total liabilities. . . . . . . . . . . . . . . . . . . . . .        5,232,156      6,923,436     11,692,754         126,677
                                                               -------------- -------------- --------------  --------------
---------------------------------------------------------------------------------------------------------------------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . .  $  408,358,192 $  323,280,840 $  550,528,417  $  150,275,391

                                                               -------------- -------------- --------------  ----------------
                                                               -------------- -------------- --------------  ----------------

-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:



Common Stock, $0.10 par value+. . . . . . . . . . . . . . . .  $    1,594,158 $    2,089,979 $    4,316,675  $    1,281,135


Paid-in capital in excess of par. . . . . . . . . . . . . . .     341,070,957    295,398,545    506,440,444     130,805,555


Undistributed investment income--net. . . . . . . . . . . . .         702,715      3,462,821      2,705,491       1,679,397


Undistributed (accumulated) realized capital gains (losses) on
investments and foreign currency transactions--net (Note 5).       26,450,108      3,981,013     (4,326,801)     (3,343,839)


Unrealized appreciation on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . .      38,540,254     18,348,482     41,392,608      19,853,143
                                                               -------------- -------------- --------------  --------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . .  $  408,358,192 $  323,280,840 $  550,528,417  $  150,275,391
                                                               -------------- -------------- --------------  ----------------
                                                               -------------- -------------- --------------  ----------------

-----------------------------------------------------------------------------------------------------------------------------


CAPITAL SHARES OUTSTANDING. . . . . . . . . . . . . . . . . .      15,941,579     20,899,788     43,166,754      12,811,346
                                                               -------------- -------------- --------------  --------------
                                                               -------------- -------------- --------------  --------------


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. . .  $        25.62 $        15.47 $        12.75  $        11.73
                                                               -------------- -------------- --------------  ----------------
                                                               -------------- -------------- --------------  ----------------

-----------------------------------------------------------------------------------------------------------------------------


* Identified cost. . . . . . . . . . . . . . . . . . . . . .   $  364,602,434 $  302,704,127 $  503,773,647  $  129,802,210
                                                               -------------- -------------- --------------  ----------------
                                                               -------------- -------------- --------------  ----------------



+ Authorized shares. . . . . . . . . . . . . . . . . . . . .      100,000,000    100,000,000    100,000,000     100,000,000
                                                               -------------- -------------- --------------  --------------

                                                               -------------- -------------- --------------  --------------

---------------------------------------------------------------------------------------------------------------------------

 See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 1996 (CONTINUED)



                                                                       HIGH        INTERMEDIATE
                                                                     CURRENT        GOVERNMENT      INTERNATIONAL
                                                                      INCOME           BOND             BOND
                                                                       FUND            FUND             FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS:



Investments, at value* (Note 1a). . . . . . . . . . . . . . . .   $  376,933,106  $    53,561,490  $    17,595,390


Options purchased, at value (cost--$576,079)
(Notes 1a & 1b). . . . . . . . . . . . . . . . . . . . . . . . .              --               --               --


Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            5,829              283              394


Foreign cash (Note 1c). . . . . . . . . . . . . . . . . . . . .               --               --            2,897


Interest receivable. . . . . . . . . . . . . . . . . . . . . . .       7,009,503          626,471          437,997


Receivable for securities sold. . . . . . . . . . . . . . . . .        2,313,750               --               --


Receivable for capital shares sold. . . . . . . . . . . . . . .          198,101          148,788              334


Dividends receivable. . . . . . . . . . . . . . . . . . . . . .           21,875               --               --



Receivable from investment adviser (Note 2). . . . . . . . . . .              --           10,116            8,592


Receivable for forward foreign exchange contracts (Note 1b). . .              --               --               --


Receivable for variation margin on stock index futures contracts
(Note 1b). . . . . . . . . . . . . . . . . . . . . . . . . . . .              --               --               --


Receivable for loaned securities (Note 6). . . . . . . . . . . .              --              233               --


Deferred organization expenses (Note 1f). . . . . . . . . . . .               --               --            2,667


Prepaid registration fees and other assets (Note 1f). . . . . .           30,383            3,078            3,008
                                                                  --------------  ---------------  ---------------


Total assets. . . . . . . . . . . . . . . . . . . . . . . . . .      386,512,547       54,350,459       18,051,279
                                                                  --------------  ---------------  ---------------
                                                                  --------------  ---------------  ---------------
--------------------------------------------------------------------------------------------------------------------

LIABILITIES:



Options written, at value (premiums received--$308,269)
(Notes 1a & 1b). . . . . . . . . . . . . . . . . . . . . . . . .              --               --               --


Unrealized depreciation on forward foreign exchange
contracts (Note 1b). . . . . . . . . . . . . . . . . . . . . . .              --               --               --


Payable for securities purchased. . . . . . . . . . . . . . . .        2,413,825               --               --


Payable to investment adviser (Note 2). . . . . . . . . . . . .          142,882               --               --


Payable for forward foreign exchange contracts (Note 1b). . . .               --               --               --


Payable for capital shares redeemed. . . . . . . . . . . . . . .          28,782               --           50,123


Accrued expenses and other liabilities. . . . . . . . . . . . .          109,385           22,239           17,640
                                                                  --------------  ---------------  ---------------


Total liabilities. . . . . . . . . . . . . . . . . . . . . . . .       2,694,874           22,239           67,763

                                                                  --------------  ---------------  ---------------
--------------------------------------------------------------------------------------------------------------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . .   $  383,817,673  $    54,328,220  $    17,983,516
                                                                  --------------  ---------------  ---------------
                                                                  --------------  ---------------  ---------------

--------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:



Common Stock, $0.10 par value+. . . . . . . . . . . . . . . . .   $    3,449,188  $       530,068  $       181,063


Paid-in capital in excess of par. . . . . . . . . . . . . . . .      391,084,202       53,658,500       18,097,261


Undistributed investment income--net. . . . . . . . . . . . . .        2,746,405          254,355           90,589


Undistributed (accumulated) realized capital gains (losses) on
investments and foreign currency transactions--net (Note 5). . .         842,686          (66,540)        (367,085)


Unrealized appreciation (depreciation) on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . .      (14,304,808)         (48,163)         (18,312)
                                                                  --------------  ---------------  ---------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . .   $  383,817,673  $    54,328,220  $    17,983,516
                                                                  --------------  ---------------  ---------------
                                                                  --------------  ---------------  ---------------

--------------------------------------------------------------------------------------------------------------------


CAPITAL SHARES OUTSTANDING. . . . . . . . . . . . . . . . . . .       34,491,875        5,300,683        1,810,634
                                                                  --------------  ---------------  ---------------
                                                                  --------------  ---------------  ---------------



NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. . . .   $        11.13  $         10.25  $          9.93
                                                                  --------------  ---------------  ---------------
                                                                  --------------  ---------------  ---------------

--------------------------------------------------------------------------------------------------------------------


* Identified cost. . . . . . . . . . . . . . . . . . . . . . . .  $  391,237,914  $    53,609,653  $    17,611,983
                                                                  --------------  ---------------  ---------------

                                                                  --------------  ---------------  ---------------



+ Authorized shares. . . . . . . . . . . . . . . . . . . . . . .     100,000,000      100,000,000      100,000,000
                                                                  --------------  ---------------  ---------------
                                                                  --------------  ---------------  ---------------

--------------------------------------------------------------------------------------------------------------------

                                                                   INTERNATIONAL
                                                                    EQUITY FOCUS
                                                                        FUND
------------------------------------------------------------------------------------
ASSETS:



Investments, at value* (Note 1a). . . . . . . . . . . . . . . .   $    316,094,452


Options purchased, at value (cost--$576,079)
(Notes 1a & 1b). . . . . . . . . . . . . . . . . . . . . . . . .           602,358



Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 --


Foreign cash (Note 1c). . . . . . . . . . . . . . . . . . . . .
                                                                            11,823


Interest receivable. . . . . . . . . . . . . . . . . . . . . . .            19,586


Receivable for securities sold. . . . . . . . . . . . . . . . .          1,932,305


Receivable for capital shares sold. . . . . . . . . . . . . . .            644,357


Dividends receivable. . . . . . . . . . . . . . . . . . . . . .            659,725


Receivable from investment adviser (Note 2). . . . . . . . . . .                --


Receivable for forward foreign exchange contracts (Note 1b). . .             6,301



Receivable for variation margin on stock index futures contracts
(Note 1b). . . . . . . . . . . . . . . . . . . . . . . . . . . .             2,259


                                                                                --
Receivable for loaned securities (Note 6). . . . . . . . . . . .



Deferred organization expenses (Note 1f). . . . . . . . . . . .                 --



Prepaid registration fees and other assets (Note 1f). . . . . .             41,671
                                                                  ----------------




Total assets. . . . . . . . . . . . . . . . . . . . . . . . . .        320,014,837
                                                                  ------------------
                                                                   ----------------



------------------------------------------------------------------------------------

LIABILITIES:



Options written, at value (premiums received--$308,269)
(Notes 1a & 1b). . . . . . . . . . . . . . . . . . . . . . . . .           526,479



Unrealized depreciation on forward foreign exchange
contracts (Note 1b). . . . . . . . . . . . . . . . . . . . . . .            28,873



Payable for securities purchased. . . . . . . . . . . . . . . .            885,534


Payable to investment adviser (Note 2). . . . . . . . . . . . .            178,082


Payable for forward foreign exchange contracts (Note 1b). . . .            183,142



Payable for capital shares redeemed. . . . . . . . . . . . . . .                --



Accrued expenses and other liabilities. . . . . . . . . . . . .            246,596
                                                                  ----------------




Total liabilities. . . . . . . . . . . . . . . . . . . . . . . .         2,048,706
                                                                  ----------------


----------------------------------------------------------------------------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . .   $    317,966,131
                                                                  ------------------
                                                                  ------------------




------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:



Common Stock, $0.10 par value+. . . . . . . . . . . . . . . . .   $      2,711,085


Paid-in capital in excess of par. . . . . . . . . . . . . . . .        296,345,662


Undistributed investment income--net. . . . . . . . . . . . . .          4,576,376


Undistributed (accumulated) realized capital gains (losses) on
investments and foreign currency transactions--net (Note 5). . .        (3,746,046)



Unrealized appreciation (depreciation) on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . .         18,079,054
                                                                  ----------------




NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . .   $    317,966,131
                                                                  ------------------
                                                                  ------------------





------------------------------------------------------------------------------------


CAPITAL SHARES OUTSTANDING. . . . . . . . . . . . . . . . . . .         27,110,851
                                                                  ----------------
                                                                  ----------------






NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. . . .   $          11.73
                                                                  ------------------
                                                                  ------------------




------------------------------------------------------------------------------------


* Identified cost. . . . . . . . . . . . . . . . . . . . . . . .  $    297,976,496
                                                                  ------------------
                                                                  ------------------






+ Authorized shares. . . . . . . . . . . . . . . . . . . . . . .       100,000,000
                                                                  ----------------
                                                                  ----------------
----------------------------------------------------------------------------------

 See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 1996 (CONTINUED)


                                                                     NATURAL
                                                                    RESOURCES        PRIME         QUALITY
                                                                      FOCUS          BOND           EQUITY

                                                                      FUND           FUND            FUND
---------------------------------------------------------------------------------------------------------------

ASSETS:



Investments, at value* (Note 1a). . . . . . . . . . . . . . . .   $  45,667,088 $   476,145,056 $  687,327,523


Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             252             577            190


Foreign cash (Note 1c). . . . . . . . . . . . . . . . . . . . .          20,647              --             --


Receivable for securities sold. . . . . . . . . . . . . . . . .              --       9,141,457     26,244,657


Interest receivable. . . . . . . . . . . . . . . . . . . . . . .             --       7,594,926             --


Dividends receivable. . . . . . . . . . . . . . . . . . . . . .         136,477              --        677,692


Receivable for capital shares sold. . . . . . . . . . . . . . .              --         323,077        218,866


Receivable for loaned securities (Note 6). . . . . . . . . . . .             --           1,257             --


Prepaid registration fees and other assets (Note 1f). . . . . .           3,285          41,602         47,821
                                                                  ------------- --------------- --------------


Total assets. . . . . . . . . . . . . . . . . . . .. . . . . . .     45,827,749     493,247,952    714,516,749
                                                                  ------------- --------------- --------------
--------------------------------------------------------------------------------------------------------------

LIABILITIES:



Payable for securities purchased. . . . . . . . . . . . . . . .               -      13,117,445     14,565,657


Payable to investment adviser (Note 2). . . . . . . . . . . . .          23,341         157,101        237,293


Payable for capital shares redeemed. . . . . . . . . . . . . . .         61,943           8,859         63,933


Accrued expenses and other liabilities. . . . . . . . . . . . .          20,721         129,035        178,296

                                                                  ------------- --------------- --------------


Total liabilities. . . . . . . . . . . . . . . . . . . . . . . .        106,005      13,412,440     15,045,179
                                                                  ------------- --------------- --------------

--------------------------------------------------------------------------------------------------------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . .   $  45,721,744 $   479,835,512 $  699,471,570
                                                                  ------------- --------------- --------------
                                                                  ------------- --------------- --------------

---------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:



Common Stock, $0.10 par value+. . . . . . . . . . .. . . . . . .  $     365,173 $     4,086,510 $    2,342,157


Paid-in capital in excess of par. . . . . . . . . .. . . . . . .     39,582,597     492,116,585    627,633,959


Undistributed investment income--net. . . . . . . . . . . . . .         483,425       2,444,731      8,197,116


Undistributed (accumulated) realized capital gains (losses) on
investments and foreign currency transactions--net (Note 5). . .      1,222,269    (16,459,536)     15,040,698


Unrealized appreciation (depreciation) on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . .       4,068,280     (2,352,778)     46,257,640
                                                                  ------------- --------------- --------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . .   $  45,721,744 $   479,835,512 $  699,471,570
                                                                  ------------- --------------- --------------
                                                                  ------------- --------------- --------------

---------------------------------------------------------------------------------------------------------------


CAPITAL SHARES OUTSTANDING. . . . . . . . . . . . .. . . . . . .      3,651,734      40,865,099     23,421,567
                                                                  ------------- --------------- --------------
                                                                  ------------- --------------- --------------



NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. . . .   $       12.52 $         11.74 $        29.86
                                                                  ------------- --------------- --------------
                                                                  ------------- --------------- --------------


---------------------------------------------------------------------------------------------------------------


* Identified cost. . . . . . . . . . . . . . . . . . . . . . . .  $  41,598,783 $   478,497,834 $  641,069,883
                                                                  ------------- --------------- --------------
                                                                  ------------- --------------- --------------



+ Authorized shares. . . . . . . . . . . . . . . . . . . . . . .    100,000,000     100,000,000    100,000,000
                                                                  ------------- --------------- --------------
                                                                  ------------- --------------- --------------

---------------------------------------------------------------------------------------------------------------

 See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 1996 (CONCLUDED)



                                                                                            WORLD
                                                                            RESERVE        INCOME
                                                                            ASSETS          FOCUS
                                                                             FUND           FUND
-------------------------------------------------------------------------------------------------------

ASSETS:



Investments, at value* (Note 1a). . . . . . . . . . . . . . . . . . . .  $  23,496,017  $  84,020,934


Unrealized appreciation on forward foreign exchange contracts (Note 1b)             --          7,823


Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,131          4,374


Receivable for securities sold. . . . . . . . . . . . . . . . . . . . .             --      5,425,856


Interest receivable. . . . . . . . . . . . . . . . . . . . . . . . . .          88,204      1,615,147



Receivable for forward foreign exchange contracts (Note 1b). . . . . .              --         95,225


Dividends receivable. . . . . . . . . . . . . . . . . . . . . . . . . .             --         11,550


Receivable for options written. . . . . . . . . . . . . . . . . . . . .             --          1,641


Receivable for capital shares sold. . . . . . . . . . . . . . . . . . .            623             --


Deferred organization expenses (Note 1f). . . . . . . . . . . . . . . .             --          3,944


Prepaid registration fees and other assets (Note 1f). . . . . . . . . .          6,663          6,032
                                                                         -------------  -------------


Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     23,592,638     91,192,526
                                                                         -------------  ---------------

-------------------------------------------------------------------------------------------------------

LIABILITIES:



Options written, at value (premiums received--$21,476) (Notes 1a & 1b).             --         12,197


Payable for securities purchased. . . . . . . . . . . . . . . . . . . .             --      5,320,421


Payable for capital shares redeemed. . . . . . . . . . . . . . . . . .          63,055         53,810


Payable to investment adviser (Note 2). . . . . . . . . . . . . . . . .          9,041         39,499


Payable for variation margin on financial futures contracts (Note 1b).              --          6,357


Payable for forward foreign exchange contracts (Note 1b). . . . . . . .             --            100


Accrued expenses and other liabilities. . . . . . . . . . . . . . . . .         17,409         28,391
                                                                         -------------  -------------


Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . .          89,505      5,460,775
                                                                         -------------  -------------


-----------------------------------------------------------------------------------------------------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  23,503,133  $  85,731,751
                                                                         -------------  ---------------
                                                                         -------------  ---------------

-------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:



Common Stock, $0.10 par value+. . . . . . . . . . . . . . . . . . . . .  $   2,351,145  $     890,560


Paid-in capital in excess of par. . . . . . . . . . . . . . . . . . . .     21,160,306     88,672,442


Undistributed investment income--net. . . . . . . . . . . . . . . . . .             --        681,420


Accumulated realized capital losses on
investments and foreign currency transactions--net (Note 5). . . . . .              --     (1,896,662)


Unrealized depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . . . . .         (8,318)    (2,616,009)
                                                                            ----------     ----------


NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $23,503,133  $  85,731,751
                                                                         -------------  ---------------
                                                                         -------------  ---------------

-------------------------------------------------------------------------------------------------------


CAPITAL SHARES OUTSTANDING. . . . . . . . . . . . . . . . . . . . . . .     23,511,452      8,905,602
                                                                         -------------  -------------
                                                                         -------------  -------------



NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE. . . . . . . .  $        1.00  $        9.63
                                                                         -------------  ---------------
                                                                         -------------  ---------------

-------------------------------------------------------------------------------------------------------


* Identified cost. . . . . . . . . . . . . . . . . . . . . . . . . . .   $  23,504,335  $  86,633,248
                                                                         -------------  ---------------

                                                                         -------------  ---------------



+ Authorized shares. . . . . . . . . . . . . . . . . . . . . . . . . .     500,000,000    100,000,000
                                                                         -------------  -------------
                                                                         -------------  -------------

-----------------------------------------------------------------------------------------------------

 See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1996



                                                                                                    DEVELOPING
                                                                                         BASIC        CAPITAL       DOMESTIC
                                                                         AMERICAN        VALUE        MARKETS        MONEY
                                                                         BALANCED        FOCUS         FOCUS         MARKET
                                                                           FUND          FUND          FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1D & 1E):

Interest and discount earned. . . . . . . . . . . . . . . . . . . .     $ 3,423,725  $     791,151 $     210,557  $  7,736,277

Dividends*. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         959,007      2,631,357       969,888            --
                                                                        -----------  ------------- -------------  ------------
Total income. . . . . . . . . . . . . . . . . . . . . . . . . . . .       4,382,732      3,422,508     1,180,445     7,736,277
                                                                        -----------  ------------- -------------  ------------


--------------------------------------------------------------------------------------------------------------------------------


EXPENSES:

Investment advisory fees (Note 2). . . . . . . . . . . . . . . . .          591,689      1,040,764       330,366       700,732

Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . . .          16,849         15,645        50,657        11,218

Accounting services (Note 2). . . . . . . . . . . . . . . . . . . .          14,119         29,135         4,034        17,348


Professional fees. . . . . . . . . . . . . . . . . . . . . . . . .           14,645         13,457         3,397        15,988

Directors' fees and expenses. . . . . . . . . . . . . . . . . . . .           3,317          3,294           484         3,641

Transfer agent fees (Note 2). . . . . . . . . . . . . . . . . . . .           3,261          2,271         2,064         2,713

Registration fees (Note 1f). . . . . . . . . . . . . . . . . . . .                8          6,981         1,666             9

Pricing services. . . . . . . . . . . . . . . . . . . . . . . . . .             522            108         2,256            --

Amortization of organization expenses (Note 1f). . . . . . . . . .               --            329         1,102           724

Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,847          1,881           697         5,771
                                                                        -----------  ------------- -------------  ------------

Total expenses. . . . . . . . . . . . . . . . . . . . . . . . . . .         647,257      1,113,865       396,723       758,144
                                                                        -----------  ------------- -------------  ------------
Investment income--net. . . . . . . . . . . . . . . . . . . . . . .
                                                                          3,735,475      2,308,643       783,722     6,978,133
                                                                        -----------  ------------- -------------  ------------

--------------------------------------------------------------------------------------------------------------------------------


REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
CURRENCY TRANSACTIONS--NET (NOTES 1B, 1C, 1E & 3):

Realized gain (loss) on investments--net. . . . . . . . . . . . . .      10,657,106     29,409,646    (1,700,652)        8,460

Realized loss on foreign currency transactions--net. . . . . . . .               --             --       (59,761)           --

Change in unrealized appreciation/depreciation on investments--net.      (9,191,391)     3,761,125     7,986,349      (292,067)

Change in unrealized appreciation/depreciation on foreign currency
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . .               --             --        (2,992)           --
                                                                        -----------  ------------- -------------  ------------

Total realized and unrealized gain (loss) on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . . .       1,465,715     33,170,771     6,222,944      (283,607)
                                                                        -----------  ------------- -------------  ------------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 5,201,190    $35,479,414   $ 7,006,666    $6,694,526
                                                                        -----------  ------------- -------------  ------------
                                                                        -----------  ------------- -------------  ------------

--------------------------------------------------------------------------------------------------------------------------------


*Net of foreign withholding tax on dividends. . . . . . . . . . . .     $       873    $    56,721   $    71,062            --
                                                                        -----------  ------------- -------------  ------------
                                                                        -----------  ------------- -------------  ------------

--------------------------------------------------------------------------------------------------------------------------------


 See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1996 (CONTINUED)



                                                                                                      GLOBAL         GLOBAL
                                                                         EQUITY       FLEXIBLE       STRATEGY       UTILITY
                                                                         GROWTH       STRATEGY         FOCUS         FOCUS
                                                                          FUND          FUND           FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1D & 1E):

Interest and discount earned*. . . . . . . . . . . . . . . . . . .     $ 1,079,453   $  4,346,459   $  6,896,154   $   428,120

Dividends**. . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,109,991      1,771,577      2,984,885     3,153,827

Other income. . . . . . . . . . . . . . . . . . . . . . . . . . .               --         23,338             --            --
                                                                       -----------  -------------  -------------  ------------

Total income. . . . . . . . . . . . . . . . . . . . . . . . . . .        2,189,444      6,141,374      9,881,039     3,581,947
                                                                       -----------  -------------  -------------  ------------

--------------------------------------------------------------------------------------------------------------------------------


EXPENSES:

Investment advisory fees (Note 2). . . . . . . . . . . . . . . . .       1,405,270      1,047,399      1,790,004       446,115

Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . .           19,179         28,270         74,753        15,613

Accounting services (Note 2). . . . . . . . . . . . . . . . . . .           32,621         30,564         55,047        15,209

Professional fees. . . . . . . . . . . . . . . . . . . . . . . . .          14,046         16,344         27,493         9,364

Directors' fees and expenses. . . . . . . . . . . . . . . . . . .            3,540          3,894          6,457         2,057

Transfer agent fees (Note 2). . . . . . . . . . . . . . . . . . .            2,167          2,574          2,579         2,887

Registration fees (Note 1f). . . . . . . . . . . . . . . . . . . .           7,153             10             --             5

Pricing services. . . . . . . . . . . . . . . . . . . . . . . . .               --          1,861          1,833         1,392


Amortization of organization expenses (Note 1f). . . . . . . . . .              --             --             --           498

Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,742          4,482          7,470         2,240
                                                                       -----------  -------------  -------------  ------------

Total expenses. . . . . . . . . . . . . . . . . . . . . . . . . .        1,486,718      1,135,398      1,965,636       495,380
                                                                       -----------  -------------  -------------  ------------
Investment income--net. . . . . . . . . . . . . . . . . . . . . .
                                                                           702,726      5,005,976      7,915,403     3,086,567
                                                                       -----------  -------------  -------------  ------------

--------------------------------------------------------------------------------------------------------------------------------


REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN

CURRENCY TRANSACTIONS--NET (NOTES 1B, 1C, 1E & 3):

Realized gain on investments--net. . . . . . . . . . . . . . . . .      26,607,899      2,610,731     10,381,340       557,142

Realized gain (loss) on foreign currency transactions--net. . . .               --       (168,982)     9,041,091       (39,403)

Change in unrealized appreciation/depreciation on investments--net      (9,045,390)     5,768,190      4,593,426     5,456,830

Change in unrealized appreciation/depreciation on foreign currency
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . .              --           (694)    (9,685,172)      (11,305)
                                                                       -----------  -------------  -------------  ------------

Total realized and unrealized gain on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . .       17,562,509      8,209,245     14,330,685     5,963,264
                                                                       -----------  -------------  -------------  ------------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .      $18,265,235    $13,215,221    $22,246,088    $9,049,831
                                                                       -----------  -------------  -------------  ------------
                                                                       -----------  -------------  -------------  ------------

--------------------------------------------------------------------------------------------------------------------------------


*Net of foreign withholding tax on interest. . . . . . . . . . . .              --    $    21,146    $    40,360            --
                                                                       -----------  -------------  -------------  ------------
                                                                       -----------  -------------  -------------  ------------

**Net of foreign withholding tax on dividends. . . . . . . . . . .     $     1,202    $    65,310    $   214,322    $  217,002
                                                                       -----------  -------------  -------------  ------------
                                                                       -----------  -------------  -------------  ------------


--------------------------------------------------------------------------------------------------------------------------------

 See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1996 (CONTINUED)



                                                                           HIGH       INTERMEDIATE
                                                                          CURRENT      GOVERNMENT      INTERNATIONAL
                                                                          INCOME          BOND             BOND
                                                                           FUND           FUND             FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1D & 1E):

Interest and discount earned*. . . . . . . . . . . . . . . . . . .      $18,240,140     $  1,447,957      $   591,574

Dividends**. . . . . . . . . . . . . . . . . . . . . . . . . . . .          218,136            5,415               --
                                                                        -----------  ---------------  ---------------
Total income. . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                         18,458,276        1,453,372          591,574
                                                                        -----------  ---------------  ---------------

-----------------------------------------------------------------------------------------------------------------------

EXPENSES:

Investment advisory fees (Note 2). . . . . . . . . . . . . . . . .          905,732          111,990           55,321

Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . . .          26,411           12,054            7,549

Accounting services (Note 2). . . . . . . . . . . . . . . . . . . .          26,317            1,598            2,157

Professional fees. . . . . . . . . . . . . . . . . . . . . . . . .           23,878            4,731            3,188

Pricing services. . . . . . . . . . . . . . . . . . . . . . . . . .           4,947              663               --

Transfer agent fees (Note 2). . . . . . . . . . . . . . . . . . . .           3,451            3,499            2,561

Directors' fees and expenses. . . . . . . . . . . . . . . . . . . .              --              671              220

Registration fees (Note 1f). . . . . . . . . . . . . . . . . . . .               --              302               29

Amortization of organization expenses (Note 1f). . . . . . . . . .               --               --              410

Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               --              915              466
                                                                        -----------  ---------------  ---------------

Total expenses before reimbursement. . . . . . . . . . . . . . . .          990,736          136,423           71,901


Reimbursement of expenses (Note 2). . . . . . . . . . . . . . . . .              --         (136,423)         (71,901)
                                                                        -----------  ---------------  ---------------

Expenses after reimbursement. . . . . . . . . . . . . . . . . . . .         990,736               --               --
                                                                        -----------  ---------------  ---------------

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .      17,467,540        1,453,372          591,574
                                                                        -----------  ---------------  ---------------

-----------------------------------------------------------------------------------------------------------------------


REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
CURRENCY TRANSACTIONS--NET (NOTES 1B, 1C, 1E & 3):

Realized gain (loss) on investments--net. . . . . . . . . . . . . .       2,358,133          (66,539)         (30,078)

Realized gain (loss) on foreign currency transactions--net. . . . .              --               --         (268,633)

Change in unrealized appreciation/depreciation on investments--net.      (6,295,162)      (2,012,002)        (587,984)

Change in unrealized appreciation/depreciation on foreign currency
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . .               --               --           (1,865)
                                                                        -----------  ---------------  ---------------
Total realized and unrealized gain (loss) on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . . .      (3,937,029)      (2,078,541)        (828,404)
                                                                        -----------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $13,530,511     $   (625,169)     $  (236,830)
                                                                        -----------  ---------------  ---------------
                                                                        -----------  ---------------  ---------------

-----------------------------------------------------------------------------------------------------------------------


*Net of foreign withholding tax on interest. . . . . . . . . . . .               --               --      $     5,803
                                                                        -----------  ---------------  ---------------
                                                                        -----------  ---------------  ---------------
**Net of foreign withholding tax on dividends. . . . . . . . . . .               --               --               --
                                                                        -----------  ---------------  ---------------
                                                                        -----------  ---------------  ---------------

-----------------------------------------------------------------------------------------------------------------------

                                                                      INTERNATIONAL
                                                                         EQUITY
                                                                          FOCUS
                                                                          FUND
--------------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1D & 1E):

Interest and discount earned*. . . . . . . . . . . . . . . . . . .      $  1,612,058

Dividends**. . . . . . . . . . . . . . . . . . . . . . . . . . . .         2,928,708
                                                                     ---------------

Total income. . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,540,766
                                                                     ---------------


--------------------------------------------------------------------------------------


EXPENSES:

Investment advisory fees (Note 2). . . . . . . . . . . . . . . . .         1,096,395

Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . . .          118,870

Accounting services (Note 2). . . . . . . . . . . . . . . . . . . .           23,346

Professional fees. . . . . . . . . . . . . . . . . . . . . . . . .            11,522

Pricing services. . . . . . . . . . . . . . . . . . . . . . . . . .            8,334

Transfer agent fees (Note 2). . . . . . . . . . . . . . . . . . . .            1,972

Directors' fees and expenses. . . . . . . . . . . . . . . . . . . .            2,745

Registration fees (Note 1f). . . . . . . . . . . . . . . . . . . .             2,964

Amortization of organization expenses (Note 1f). . . . . . . . . .               594

Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3,158
                                                                     ---------------

Total expenses before reimbursement. . . . . . . . . . . . . . . .         1,269,900

Reimbursement of expenses (Note 2). . . . . . . . . . . . . . . . .               --
                                                                     ---------------

Expenses after reimbursement. . . . . . . . . . . . . . . . . . . .        1,269,900
                                                                     ---------------

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .        3,270,866
                                                                     ---------------


--------------------------------------------------------------------------------------


REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
CURRENCY TRANSACTIONS--NET (NOTES 1B, 1C, 1E & 3):


Realized gain (loss) on investments--net. . . . . . . . . . . . . .        8,664,045

Realized gain (loss) on foreign currency transactions--net. . . . .          299,017

Change in unrealized appreciation/depreciation on investments--net.        9,668,988

Change in unrealized appreciation/depreciation on foreign currency
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . .          (880,270)
                                                                     ---------------
Total realized and unrealized gain (loss) on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . . .       17,751,780
                                                                     ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 21,022,646
                                                                     ---------------
                                                                     ---------------

--------------------------------------------------------------------------------------


*Net of foreign withholding tax on interest. . . . . . . . . . . .                --
                                                                     ---------------
                                                                     ---------------
**Net of foreign withholding tax on dividends. . . . . . . . . . .
                                                                        $    385,550
                                                                     ---------------
                                                                     ---------------

--------------------------------------------------------------------------------------

 See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1996 (CONTINUED)



                                                                          NATURAL
                                                                         RESOURCES        PRIME          QUALITY
                                                                           FOCUS           BOND          EQUITY
                                                                            FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1D & 1E):


Interest and discount earned. . . . . . . . . . . . . . . . . . . .      $    47,988    $ 16,797,756    $ 4,858,801

Dividends*. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          602,092              --      4,989,084

Other income. . . . . . . . . . . . . . . . . . . . . . . . . . . .               --          49,189          3,074
                                                                        ------------  --------------  -------------

Total income. . . . . . . . . . . . . . . . . . . . . . . . . . . .          650,080      16,846,945      9,850,959
                                                                        ------------  --------------  -------------

---------------------------------------------------------------------------------------------------------------------


EXPENSES:

Investment advisory fees (Note 2). . . . . . . . . . . . . . . . .           147,928       1,034,341      1,488,622

Accounting services (Note 2). . . . . . . . . . . . . . . . . . . .            4,768          28,059         59,533

Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . . .           16,340          32,670         28,131

Professional fees. . . . . . . . . . . . . . . . . . . . . . . . .             5,450          29,475         28,216

Directors' fees and expenses. . . . . . . . . . . . . . . . . . . .              526           7,137          8,160

Transfer agent fees (Note 2). . . . . . . . . . . . . . . . . . . .            2,587           3,274          2,415

Pricing services. . . . . . . . . . . . . . . . . . . . . . . . . .            1,535           5,727            115

Registration fees (Note 1f). . . . . . . . . . . . . . . . . . . .               113              --          2,334

Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               698           5,878          6,498
                                                                        ------------  --------------  -------------

Total expenses. . . . . . . . . . . . . . . . . . . . . . . . . . .          179,945       1,146,561      1,624,024
                                                                        ------------  --------------  -------------
Investment income--net. . . . . . . . . . . . . . . . . . . . . . .
                                                                             470,135      15,700,384      8,226,935
                                                                        ------------  --------------  -------------

---------------------------------------------------------------------------------------------------------------------


REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
CURRENCY TRANSACTIONS--NET (NOTES 1B, 1C, 1E & 3):

Realized gain (loss) on investments--net. . . . . . . . . . . . . .        1,244,960        (513,078)    15,040,763

Realized loss on foreign currency transactions--net. . . . . . . .            (7,988)             --            (66)

Change in unrealized appreciation/depreciation on investments--net.        1,435,417     (27,084,561)    15,420,315

Change in unrealized appreciation/depreciation on foreign currency
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . .               (57)             --             --

                                                                        ------------  --------------  -------------

Total realized and unrealized gain (loss) on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . . .        2,672,332     (27,597,639)    30,461,012
                                                                        ------------  --------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS. .       $ 3,142,467    $(11,897,255)   $38,687,947
                                                                        ------------  --------------  -------------
                                                                        ------------  --------------  -------------


---------------------------------------------------------------------------------------------------------------------


*Net of foreign withholding tax on dividends. . . . . . . . . . . .      $    54,810              --    $   165,559
                                                                        ------------  --------------  -------------
                                                                        ------------  --------------  -------------

---------------------------------------------------------------------------------------------------------------------


 See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1996 (CONCLUDED)



                                                                                       WORLD
                                                                        RESERVE       INCOME
                                                                         ASSETS        FOCUS
                                                                          FUND         FUND
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1D & 1E):

Interest and discount earned*. . . . . . . . . . . . . . . . . . .     $  675,090    $ 3,795,425

Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . .             --         26,768
                                                                       ----------  -------------
Total income. . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                          675,090      3,822,193
                                                                       ----------  -------------

--------------------------------------------------------------------------------------------------



EXPENSES:

Investment advisory fees (Note 2). . . . . . . . . . . . . . . . .         60,674        259,604

Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . .           5,438         16,026

Accounting services (Note 2). . . . . . . . . . . . . . . . . . .           2,377          7,726

Professional fees. . . . . . . . . . . . . . . . . . . . . . . . .          3,258          5,311

Transfer agent fees (Note 2). . . . . . . . . . . . . . . . . . .           2,668          2,419

Pricing services. . . . . . . . . . . . . . . . . . . . . . . . .              --          2,572

Directors' fees and expenses. . . . . . . . . . . . . . . . . . .              --            925

Amortization of organization expenses (Note 1f). . . . . . . . . .             --            762

Registration fees (Note 1f). . . . . . . . . . . . . . . . . . . .             --            618

Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             --            973
                                                                       ----------  -------------

Total expenses. . . . . . . . . . . . . . . . . . . . . . . . . .          74,415        296,936
                                                                       ----------  -------------
Investment income--net. . . . . . . . . . . . . . . . . . . . . .
                                                                          600,675      3,525,257
                                                                       ----------  -------------

--------------------------------------------------------------------------------------------------


REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
CURRENCY TRANSACTIONS--NET (NOTES 1B, 1C, 1E & 3):

Realized gain on investments--net. . . . . . . . . . . . . . . . .          2,562        996,847

Realized loss on foreign currency transactions--net. . . . . . . .             --       (116,486)

Change in unrealized appreciation/depreciation on investments--net        (22,267)    (2,286,088)

Change in unrealized appreciation/depreciation on foreign currency
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . .                           123
                                                                       ----------  -------------
Total realized and unrealized loss on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . .         (19,705)    (1,405,604)
                                                                       ----------  -------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  580,970    $ 2,119,653
                                                                       ----------  -------------
                                                                       ----------  -------------




--------------------------------------------------------------------------------------------------


*Net of foreign withholding tax on interest. . . . . . . . . . . .             --    $    18,867
                                                                       ----------  -------------
                                                                       ----------  -------------

--------------------------------------------------------------------------------------------------


 See Notes to Financial Statemeents.

                      This page left intentionally blank.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                                                              AMERICAN BALANCED FUND
                                                                   ---------------------------------------------

                                                                                                   FOR THE
                                                                  FOR THE SIX MONTHS ENDED     YEAR ENDED DEC.
INCREASE (DECREASE) IN NET ASSETS:                                     JUNE 30, 1996               31, 1995
----------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . .                $ 3,735,475          $ 8,022,508

Realized gain (loss) on investments and foreign currency
transactions--net. . . . . . . . . . . . . . . . . . . . . . . .                10,657,106             (311,392)

Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . .                 (9,191,391)          27,587,655
                                                                              ------------         ------------

Net increase in net assets resulting from operations. . . . . .                  5,201,190           35,298,771
                                                                              ------------         ------------
----------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):


Investment income--net. . . . . . . . . . . . . . . . . . . . .                 (4,146,625)          (7,173,644)

Realized gain on investments--net. . . . . . . . . . . . . . . .                  (328,715)                  --
                                                                              ------------         ------------
Net decrease in net assets resulting from dividends and
distributions to shareholders. . . . . . . . . . . . . . . . . .                (4,475,340)          (7,173,644)
                                                                              ------------         ------------
----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase in net assets derived from capital share                            1,798,989           25,836,347
transactions. . . . . . . . . . . . . . . . . . . . . . . . . .               ------------         ------------
----------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase in net assets. . . . . . . . . . . . . . . . . .                  2,524,839           53,961,474

Beginning of period. . . . . . . . . . . . . . . . . . . . . . .               212,912,214          158,950,740
                                                                              ------------         ------------

End of period*. . . . . . . . . . . . . . . . . . . . . . . . .               $215,437,053         $212,912,214
                                                                              ------------         ------------
                                                                              ------------         ------------
----------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . .              $  3,735,464         $  4,146,614
                                                                              ------------         ------------
                                                                              ------------         ------------
----------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

                                                                              BASIC VALUE FOCUS FUND
                                                                   ---------------------------------------------
                                                                                                   FOR THE
                                                                  FOR THE SIX MONTHS ENDED     YEAR ENDED DEC.
INCREASE (DECREASE) IN NET ASSETS:                                     JUNE 30, 1996               31, 1995
----------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . .   $              2,308,643     $      3,967,636


Realized gain (loss) on investments and foreign currency                        29,409,646           13,595,994
transactions--net. . . . . . . . . . . . . . . . . . . . . . . .

Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . .                  3,761,125           34,077,480
                                                                   ------- ---------------      --- -----------


Net increase in net assets resulting from operations. . . . . .                 35,479,414           51,641,110
                                                                   ------- ---------------      --- -----------

----------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . .                 (2,262,442)          (3,296,595)

Realized gain on investments--net. . . . . . . . . . . . . . . .               (16,947,347)          (7,106,929)
                                                                   ------- ---------------      --- -----------


Net decrease in net assets resulting from dividends and
distributions to shareholders. . . . . . . . . . . . . . . . . .               (19,209,789)         (10,403,524)
                                                                   ------- ---------------      --- -----------

----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase in net assets derived from capital share                           74,456,157          100,918,588
transactions. . . . . . . . . . . . . . . . . . . . . . . . . .    ------- ---------------      --- -----------

----------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase in net assets. . . . . . . . . . . . . . . . . .                 90,725,782          142,156,174

Beginning of period. . . . . . . . . . . . . . . . . . . . . . .               306,462,893          164,306,719
                                                                   ------- ---------------      --- -----------


End of period*. . . . . . . . . . . . . . . . . . . . . . . . .   $            397,188,675     $    306,462,893
                                                                  ------------------------     ----------------
                                                                  ------------------------     ----------------
----------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . .  $              2,308,627     $      2,262,426
                                                                  ------------------------     ----------------
                                                                  ------------------------     ----------------
----------------------------------------------------------------------------------------------------------------


 See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                                 DEVELOPING CAPITAL
                                                                                 MARKETS FOCUS FUND
                                                                      ------------------------------------------
                                                                      FOR THE SIX MONTHS             FOR THE
                                                                             ENDED                 YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                                       JUNE 30, 1996            DEC. 31, 1995
---------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .  $             783,722     $      1,186,414

Realized gain (loss) on investments and foreign currency                        (1,760,413)          (3,129,641)
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . .

Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . . .              7,983,357            1,803,333
                                                                      ------ -------------      -- ------------

Net increase (decrease) in net assets resulting from operations. .               7,006,666             (139,894)
                                                                      ------ -------------      -- ------------
----------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .             (1,385,673)            (332,002)

Realized gain on investments--net. . . . . . . . . . . . . . . . .                      --                   --
                                                                      ------ -------------      -- ------------

Net decrease in net assets resulting from dividends and
distributions to shareholders. . . . . . . . . . . . . . . . . . .              (1,385,673)            (332,002)
                                                                      ------ -------------      -- ------------
----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share                16,019,811           19,004,774
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .   ------ -------------      -- ------------
----------------------------------------------------------------------------------------------------------------

NET ASSETS:


Total increase (decrease) in net assets. . . . . . . . . . . . . .              21,640,804           18,532,878

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . .              55,208,630           36,675,752
                                                                      ------ -------------      -- ------------

End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . .  $          76,849,434     $     55,208,630
                                                                     ---------------------     ----------------
                                                                     ---------------------     ----------------
----------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . . .   $             583,022     $      1,184,973
                                                                     ---------------------     ----------------
                                                                     ---------------------     ----------------
----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


                                                                                DOMESTIC MONEY
                                                                                  MARKET FUND
                                                                      ------------------------------------

                                                                       FOR THE SIX            FOR THE
                                                                       MONTHS ENDED       YEAR ENDED DEC.
INCREASE (DECREASE) IN NET ASSETS:                                    JUNE 30, 1996           31, 1995
--------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .  $      6,978,133     $     17,526,423

Realized gain (loss) on investments and foreign currency
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . .              8,460               44,778

Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . . .          (292,067)             334,598
                                                                      --- -----------      --- -----------


Net increase (decrease) in net assets resulting from operations. .          6,694,526           17,905,799
                                                                      --- -----------      --- -----------

--------------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):


Investment income--net. . . . . . . . . . . . . . . . . . . . . . .        (6,978,133)         (17,526,423)

Realized gain on investments--net. . . . . . . . . . . . . . . . .             (8,460)             (44,778)
                                                                      --- -----------      --- -----------


Net decrease in net assets resulting from dividends and
distributions to shareholders. . . . . . . . . . . . . . . . . . .         (6,986,593)         (17,571,201)
                                                                      --- -----------      --- -----------

--------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share          (28,016,051)         (59,621,869)
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .   --- -----------      --- -----------

--------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase (decrease) in net assets. . . . . . . . . . . . . .        (28,308,118)         (59,287,271)

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . .        303,911,829          363,199,100
                                                                      --- -----------      --- -----------


End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . .  $    275,603,711     $    303,911,829
                                                                     ----------------     ----------------
                                                                     ----------------     ----------------


--------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . . .   $             --     $             --
                                                                     ----------------     ----------------
                                                                     ----------------     ----------------


--------------------------------------------------------------------------------------------------------------------



                                                                                EQUITY GROWTH FUND
                                                                      ----------------------------------------


                                                                      FOR THE SIX MONTHS          FOR THE
                                                                            ENDED             YEAR ENDED DEC.
INCREASE (DECREASE) IN NET ASSETS:                                      JUNE 30, 1996             31, 1995
--------------------------------------------------------------------------------------------------------------


OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .  $            702,726     $      1,785,602

Realized gain (loss) on investments and foreign currency
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . .             26,607,899           45,385,878

Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . . .            (9,045,390)          44,941,516
                                                                      ----- -------------      --- -----------



Net increase (decrease) in net assets resulting from operations. .             18,265,235           92,112,996
                                                                      ----- -------------      --- -----------


---------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .            (1,279,878)            (889,063)

Realized gain on investments--net. . . . . . . . . . . . . . . . .            (43,561,906)                  --
                                                                      ----- -------------      --- -----------



Net decrease in net assets resulting from dividends and
distributions to shareholders. . . . . . . . . . . . . . . . . . .            (44,841,784)            (889,063)
                                                                      ----- -------------      --- -----------


---------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share               95,013,587           78,653,598
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .   ----- -------------      --- -----------


---------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase (decrease) in net assets. . . . . . . . . . . . . .             68,437,038          169,877,531

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . .            339,921,154          170,043,623
                                                                      ----- -------------      --- -----------



End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . .  $        408,358,192     $    339,921,154

                                                                     --------------------     ----------------
                                                                     --------------------     ----------------




---------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . . .   $            702,715     $      1,279,867
                                                                     --------------------     ----------------
                                                                     --------------------     ----------------
---------------------------------------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)




                                                                                      FLEXIBLE STRATEGY FUND
                                                                            -------------------------------------------
                                                                                                            FOR THE
                                                                           FOR THE SIX MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                                              JUNE 30, 1996            DEC. 31, 1995
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .  $              5,005,976     $    9,166,703

Realized gain (loss) on investments and foreign currency transactions--net                2,441,749         27,052,018


Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . . . . . .                 5,767,496         11,822,579
                                                                            ------- ---------------      -- ----------

Net increase in net assets resulting from operations. . . . . . . . . . .                13,215,221         48,041,300
                                                                            ------- ---------------      -- ----------
-----------------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .                (6,146,563)        (8,045,358)

Realized gain on investments--net. . . . . . . . . . . . . . . . . . . .                (25,432,100)        (5,055,924)


In excess of realized gain on investments--net. . . . . . . . . . . . . .                        --                 --
                                                                            ------- ---------------      -- ----------

Net decrease in net assets resulting from dividends and distributions to
shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (31,578,663)       (13,101,282)
                                                                            ------- ---------------      -- ----------
-----------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share                         21,410,619         10,795,379
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   ------- ---------------      -- ----------
-----------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase in net assets. . . . . . . . . . . . . . . . . . . . . . .                 3,047,177         45,735,397

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . .                320,233,663        274,498,266
                                                                            ------- ---------------      -- ----------

End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $            323,280,840     $  320,233,663
                                                                           ------------------------     --------------
                                                                           ------------------------     --------------
-----------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . . . . . .   $              3,462,821     $    4,603,408
                                                                           ------------------------     --------------
                                                                           ------------------------     --------------
-----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


                                                                                      GLOBAL STRATEGY FOCUS FUND
                                                                            ------------------------------------------------
                                                                                                                FOR THE
                                                                             FOR THE SIX MONTHS ENDED       YEAR ENDED DEC.
INCREASE (DECREASE) IN NET ASSETS:                                                JUNE 30, 1996                 31, 1995
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .  $                  7,915,403     $     17,146,054

Realized gain (loss) on investments and foreign currency transactions--net                   19,422,431          (23,380,052)



Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . . . . . .                    (5,091,746)          58,162,628
                                                                            --------- -----------------      --- -----------


Net increase in net assets resulting from operations. . . . . . . . . . .                    22,246,088           51,928,630
                                                                            --------- -----------------      --- -----------

-------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .                   (12,699,527)         (16,913,134)

Realized gain on investments--net. . . . . . . . . . . . . . . . . . . .                             --                   --

In excess of realized gain on investments--net. . . . . . . . . . . . . .                            --             (199,509)
                                                                            --------- -----------------      --- -----------


Net decrease in net assets resulting from dividends and distributions to
shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   (12,699,527)         (17,112,643)
                                                                            --------- -----------------      --- -----------

-------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share                                740,243           (9,981,690)
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   --------- -----------------      --- -----------

-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase in net assets. . . . . . . . . . . . . . . . . . . . . . .                    10,286,804           24,834,297

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . .                    540,241,613          515,407,316
                                                                            --------- -----------------      --- -----------


End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                550,528,417     $    540,241,613
                                                                           ----------------------------     ----------------
                                                                           ----------------------------     ----------------


-------------------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . . . . . .   $                  2,705,491     $      7,489,615
                                                                           ----------------------------     ----------------
                                                                           ----------------------------     ----------------



-------------------------------------------------------------------------------------------------------------------------------



                                                                                       GLOBAL UTILITY FOCUS FUND
                                                                            ------------------------------------------------
                                                                                                                FOR THE
                                                                             FOR THE SIX MONTHS ENDED       YEAR ENDED DEC.
INCREASE (DECREASE) IN NET ASSETS:                                                JUNE 30, 1996                 31, 1995
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .  $                  3,086,567     $      5,942,408

Realized gain (loss) on investments and foreign currency transactions--net                      517,739           (2,380,178)


Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . . . . . .                     5,445,525           26,090,740
                                                                            --------- -----------------      --- -----------



Net increase in net assets resulting from operations. . . . . . . . . . .                     9,049,831           29,652,970
                                                                            --------- -----------------      --- -----------


-----------------------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .                    (3,566,704)          (5,144,108)

Realized gain on investments--net. . . . . . . . . . . . . . . . . . . .                             --                   --

In excess of realized gain on investments--net. . . . . . . . . . . . . .                            --                   --
                                                                            --------- -----------------      --- -----------



Net decrease in net assets resulting from dividends and distributions to
shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    (3,566,704)          (5,144,108)
                                                                            --------- -----------------      --- -----------


-----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share                             (3,433,013)          (2,526,392)
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   --------- -----------------      --- -----------



-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase in net assets. . . . . . . . . . . . . . . . . . . . . . .                     2,050,114           21,982,470

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . .                    148,225,277          126,242,807
                                                                            --------- -----------------      --- -----------



End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                150,275,391     $    148,225,277
                                                                           ----------------------------     ----------------
                                                                           ----------------------------     ----------------
-----------------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . . . . . .   $                  1,679,397     $      2,159,534
                                                                           ----------------------------     ----------------
                                                                           ----------------------------     ----------------
-----------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)




                                                                                   HIGH CURRENT INCOME FUND
                                                                                -------------------------------
                                                                             FOR THE SIX           FOR THE
                                                                             MONTHS ENDED      YEAR ENDED DEC.
INCREASE (DECREASE) IN NET ASSETS:                                          JUNE 30, 1996          31, 1995
---------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .   $   17,467,540     $     30,889,361

Realized gain (loss) on investments and foreign currency transactions--net       2,358,133              589,358

Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . . . . . .       (6,295,162)          16,336,511
                                                                             -- ----------      --- -----------

Net increase (decrease) in net assets resulting from operations. . . . . .      13,530,511           47,815,230

                                                                             -- ----------      --- -----------
----------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .      (17,543,433)         (30,645,264)

Realized gain on investments--net. . . . . . . . . . . . . . . . . . . . .              --                   --
                                                                             -- ----------      --- -----------

Net decrease in net assets resulting from dividends and distributions to
shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (17,543,433)         (30,645,264)
                                                                             -- ----------      --- -----------
---------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase in net assets derived from capital share transactions. . . .       31,478,655           83,463,234
                                                                             -- ----------      --- -----------
----------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase (decrease) in net assets. . . . . . . . . . . . . . . . . .      27,465,733          100,633,200

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . . .     356,351,940          255,718,740
                                                                             -- ----------      --- -----------

End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  383,817,673     $    356,351,940
                                                                            --------------     ----------------
                                                                            --------------     ----------------
----------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . . . . . . .  $    2,746,405     $      2,822,298
                                                                            --------------     ----------------
                                                                            --------------     ----------------
----------------------------------------------------------------------------------------------------------------

 See Notes to Financial Statements.

                                                                                           INTERMEDIATE
                                                                                       GOVERNMENT BOND FUND
                                                                             ------------------------------------------
                                                                              FOR THE SIX MONTHS            FOR THE
                                                                                     ENDED              YEAR ENDED DEC.
INCREASE (DECREASE) IN NET ASSETS:                                               JUNE 30, 1996             31, 1995
----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .   $             1,453,372     $     1,796,464

Realized gain (loss) on investments and foreign currency transactions--net                  (66,539)            192,982

Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . . . . . .                (2,012,002)          2,024,581
                                                                             ------- --------------      --- ----------


Net increase (decrease) in net assets resulting from operations. . . . . .                 (625,169)          4,014,027
                                                                             ------- --------------      --- ----------

----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .                (1,398,070)         (1,670,786)

Realized gain on investments--net. . . . . . . . . . . . . . . . . . . . .                 (137,667)                 --
                                                                             ------- --------------      --- ----------


Net decrease in net assets resulting from dividends and distributions to
shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                (1,535,737)         (1,670,786)
                                                                             ------- --------------      --- ----------

----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase in net assets derived from capital share transactions. . . .                15,492,699          20,842,535
                                                                             ------- --------------      --- ----------

----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase (decrease) in net assets. . . . . . . . . . . . . . . . . .               13,331,793          23,185,776

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . . .               40,996,427          17,810,651
                                                                             ------- --------------      --- ----------


End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $            54,328,220     $    40,996,427
                                                                            -----------------------     ---------------
                                                                            -----------------------     ---------------

----------------------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . . . . . . .  $               254,355     $       199,053
                                                                            -----------------------     ---------------

                                                                            -----------------------     ---------------

----------------------------------------------------------------------------------------------------------------------------------




                                                                                       INTERNATIONAL BOND FUND
                                                                             --------------------------------------------
                                                                                                              FOR THE
                                                                            FOR THE SIX MONTHS ENDED      YEAR ENDED DEC.
INCREASE (DECREASE) IN NET ASSETS:                                                JUNE 30, 1996              31, 1995
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .   $                 591,574     $       829,012

Realized gain (loss) on investments and foreign currency transactions--net                   (238,555)            201,199

Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net. . . . . . . . . . . . . . . . . . . . . . . .                    (589,849)            735,220
                                                                             -------- ---------------      --- ----------



Net increase (decrease) in net assets resulting from operations. . . . . .                   (236,830)          1,765,431
                                                                             -------- ---------------      --- ----------


--------------------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . . . . .                    (589,177)           (795,220)

Realized gain on investments--net. . . . . . . . . . . . . . . . . . . . .                   (231,037)                 --
                                                                             -------- ---------------      --- ----------



Net decrease in net assets resulting from dividends and distributions to
shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    (820,214)           (795,220)
                                                                             -------- ---------------      --- ----------


--------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase in net assets derived from capital share transactions. . . .                     920,016           7,217,039
                                                                             -------- ---------------      --- ----------



--------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase (decrease) in net assets. . . . . . . . . . . . . . . . . .                   (137,028)          8,187,250

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . . .                 18,120,544           9,933,294
                                                                             -------- ---------------      --- ----------



End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $              17,983,516     $    18,120,544
                                                                            -------------------------     ---------------
                                                                            -------------------------     ---------------

-------------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . . . . . . .  $                  90,589     $        88,192
                                                                            -------------------------     ---------------
                                                                            -------------------------     ---------------
--------------------------------------------------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)



                                                                                 INTERNATIONAL EQUITY
                                                                                      FOCUS FUND
                                                                       -----------------------------------------
                                                                        FOR THE SIX MONTHS           FOR THE
                                                                              ENDED                YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                                        JUNE 30, 1996           DEC. 31, 1995
----------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .   $            3,270,866     $    4,728,612

Realized gain (loss) on investments and foreign currency                                                       )
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .               8,963,062         (7,417,463

Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . . .                8,788,718         15,585,541
                                                                       ------ --------------      -- ----------


Net increase (decrease) in net assets resulting from operations. . .              21,022,646         12,896,690
                                                                       ------ --------------      -- ----------
----------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .               (3,669,329)          (151,930)

Realized gain on investments--net. . . . . . . . . . . . . . . . . .                      --         (3,904,078)

In excess of realized gain on investments--net. . . . . . . . . . .                       --         (5,275,618)
                                                                       ------ --------------      -- ----------

Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .              (3,669,329)        (9,331,626)
                                                                       ------ --------------      -- ----------
----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .               35,010,573         14,153,402
                                                                       ------ --------------      -- ----------
----------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase (decrease) in net assets. . . . . . . . . . . . . . .              52,363,890         17,718,466

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . .             265,602,241        247,883,775
                                                                       ------ --------------      -- ----------

End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . .   $          317,966,131     $  265,602,241
                                                                      ----------------------     --------------
                                                                      ----------------------     --------------
----------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net (Note 1i). . . . . . . . . . .  $            4,576,376     $    4,974,839
                                                                      ----------------------     --------------
                                                                      ----------------------     --------------
----------------------------------------------------------------------------------------------------------------

 See Notes to Financial Statements.


                                                                                 NATURAL RESOURCES

                                                                                    FOCUS FUND
                                                                       --------------------------------------
                                                                      FOR THE SIX MONTHS          FOR THE
                                                                             ENDED            YEAR ENDED DEC.
INCREASE (DECREASE) IN NET ASSETS:                                       JUNE 30, 1996           31, 1995
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .   $           470,135     $       745,572

Realized gain (loss) on investments and foreign currency
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .            1,236,972             789,560


Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . . .             1,435,360           3,506,951
                                                                       ----- ------------      --- ----------


Net increase (decrease) in net assets resulting from operations. . .            3,142,467           5,042,083
                                                                       ----- ------------      --- ----------

-----------------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .              (302,424)           (719,125)

Realized gain on investments--net. . . . . . . . . . . . . . . . . .             (740,711)           (116,046)

In excess of realized gain on investments--net. . . . . . . . . . .                    --                  --
                                                                       ----- ------------      --- ----------


Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .           (1,043,135)           (835,171)
                                                                       ----- ------------      --- ----------

-----------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .               520,061            (819,422)
                                                                       ----- ------------      --- ----------

-----------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase (decrease) in net assets. . . . . . . . . . . . . . .            2,619,393           3,387,490

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . .           43,102,351          39,714,861

                                                                       ----- ------------      --- ----------


End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . .   $        45,721,744     $    43,102,351
                                                                      -------------------     ---------------
                                                                      -------------------     ---------------
-----------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net (Note 1i). . . . . . . . . . .  $           483,425     $       315,714
                                                                      -------------------     ---------------
                                                                      -------------------     ---------------


-----------------------------------------------------------------------------------------------------------------------







                                                                                  PRIME BOND FUND
                                                                       --------------------------------------


                                                                      FOR THE SIX MONTHS         FOR THE
                                                                            ENDED            YEAR ENDED DEC.
INCREASE (DECREASE) IN NET ASSETS:                                      JUNE 30, 1996            31, 1995
-------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .   $       15,700,384     $     30,681,580

Realized gain (loss) on investments and foreign currency
transactions--net. . . . . . . . . . . . . . . . . . . . . . . . . .            (513,078)           2,850,926



Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . . .          (27,084,561)          46,631,310
                                                                       ---- ------------      --- -----------



Net increase (decrease) in net assets resulting from operations. . .         (11,897,255)          80,163,816
                                                                       ---- ------------      --- -----------


--------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):


Investment income--net. . . . . . . . . . . . . . . . . . . . . . .          (15,751,538)         (30,585,478)

Realized gain on investments--net. . . . . . . . . . . . . . . . . .                  --                   --


In excess of realized gain on investments--net. . . . . . . . . . .                   --                   --
                                                                       ---- ------------      --- -----------



Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .         (15,751,538)         (30,585,478)
                                                                       ---- ------------      --- -----------


--------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .           17,646,337           49,025,455
                                                                       ---- ------------      --- -----------




--------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase (decrease) in net assets. . . . . . . . . . . . . . .         (10,002,456)          98,603,793

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . .         489,837,968          391,234,175
                                                                       ---- ------------      --- -----------



End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . .   $      479,835,512     $    489,837,968
                                                                      ------------------     ----------------
                                                                      ------------------     ----------------




--------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net (Note 1i). . . . . . . . . . .  $        2,444,731     $      2,495,885
                                                                      ------------------     ----------------
                                                                      ------------------     ----------------
--------------------------------------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)





                                                                                 QUALITY EQUITY FUND
                                                                       -----------------------------------------


                                                                        FOR THE SIX MONTHS           FOR THE
                                                                              ENDED                YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                                        JUNE 30, 1996           DEC. 31, 1995
----------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .   $            8,226,935     $   10,721,106

Realized gain on investments and foreign currency transactions--net.              15,040,697         84,589,225

Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . . .               15,420,315         17,627,851
                                                                       ------ --------------      -- ----------

Net increase in net assets resulting from operations. . . . . . . .               38,687,947        112,938,182
                                                                       ------ --------------      -- ----------
----------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .               (6,037,948)        (8,042,730)

Realized gain on investments--net. . . . . . . . . . . . . . . . . .             (84,325,411)        (9,959,874)
                                                                       ------ --------------      -- ----------

Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .             (90,363,359)       (18,002,604)
                                                                       ------ --------------      -- ----------
----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .              106,596,381         85,255,141
                                                                       ------ --------------      -- ----------
----------------------------------------------------------------------------------------------------------------

NET ASSETS:


Total increase (decrease) in net assets. . . . . . . . . . . . . . .              54,920,969        180,190,719

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . .             644,550,601        464,359,882
                                                                       ------ --------------      -- ----------

End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . .   $          699,471,570     $  644,550,601
                                                                      ----------------------     --------------
                                                                      ----------------------     --------------
----------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . . . .  $            8,197,116     $    6,008,129
                                                                      ----------------------     --------------
                                                                      ----------------------     --------------
----------------------------------------------------------------------------------------------------------------

 See Notes to Financial Statements.





                                                                                 RESERVE ASSETS FUND
                                                                       ----------------------------------------


                                                                       FOR THE SIX MONTHS           FOR THE
                                                                              ENDED             YEAR ENDED DEC.
INCREASE (DECREASE) IN NET ASSETS:                                        JUNE 30, 1996            31, 1995
---------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .   $             600,675     $     1,572,494

Realized gain on investments and foreign currency transactions--net.                  2,562              10,309

Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . . .                 (22,267)             41,873
                                                                       ------ -------------      --- ----------


Net increase in net assets resulting from operations. . . . . . . .                 580,970           1,624,676
                                                                       ------ -------------      --- ----------

-------------------------------------------------------------------------------------------------------------------------


DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .                (600,675)         (1,572,494)

Realized gain on investments--net. . . . . . . . . . . . . . . . . .                 (2,562)            (10,309)
                                                                       ------ -------------      --- ----------


Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .               (603,237)         (1,582,803)
                                                                       ------ -------------      --- ----------

-------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .              (2,024,469)         (6,688,035)
                                                                       ------ -------------      --- ----------


-------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase (decrease) in net assets. . . . . . . . . . . . . . .             (2,046,736)         (6,646,162)

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . .             25,549,869          32,196,031
                                                                       ------ -------------      --- ----------


End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . .   $          23,503,133     $    25,549,869
                                                                      ---------------------     ---------------
                                                                      ---------------------     ---------------


-------------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . . . .                     --                  --
                                                                      ---------------------     ---------------
                                                                      ---------------------     ---------------


-------------------------------------------------------------------------------------------------------------------------




                                                                                 WORLD INCOME FOCUS FUND
                                                                       --------------------------------------------


                                                                                                        FOR THE

                                                                      FOR THE SIX MONTHS ENDED      YEAR ENDED DEC.
INCREASE (DECREASE) IN NET ASSETS:                                          JUNE 30, 1996              31, 1995
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .   $               3,525,257     $     6,952,991

Realized gain on investments and foreign currency transactions--net.                    880,361             510,287

Change in unrealized appreciation/depreciation on investments and
foreign currency transactions--net. . . . . . . . . . . . . . . . .                  (2,285,965)          4,502,738
                                                                       -------- ---------------      --- ----------



Net increase in net assets resulting from operations. . . . . . . .                   2,119,653          11,966,016
                                                                       -------- ---------------      --- ----------


--------------------------------------------------------------------------------------------------------------------

DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G):

Investment income--net. . . . . . . . . . . . . . . . . . . . . . .                  (3,609,145)         (6,851,555)

Realized gain on investments--net. . . . . . . . . . . . . . . . . .                         --                  --
                                                                       -------- ---------------      --- ----------



Net decrease in net assets resulting from dividends and distributions
to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .                 (3,609,145)         (6,851,555)
                                                                       -------- ---------------      --- ----------


--------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):

Net increase (decrease) in net assets derived from capital share
transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,376,611           1,580,255
                                                                       -------- ---------------      --- ----------




--------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Total increase (decrease) in net assets. . . . . . . . . . . . . . .                  3,887,119           6,694,716

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . .                 81,844,632          75,149,916

                                                                       -------- ---------------      --- ----------



End of period*. . . . . . . . . . . . . . . . . . . . . . . . . . .   $              85,731,751     $    81,844,632
                                                                      -------------------------     ---------------
                                                                      -------------------------     ---------------




--------------------------------------------------------------------------------------------------------------------

*Undistributed investment income--net. . . . . . . . . . . . . . . .  $                 681,420     $       765,308
                                                                      -------------------------     ---------------
                                                                      -------------------------     ---------------
--------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS



THE FOLLOWING PER SHARE DATA AND RATIOS
HAVE BEEN DERIVED                                                          AMERICAN BALANCED FUND
FROM INFORMATION PROVIDED IN THE          ------------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                        -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:      FOR THE SIX MONTHS ENDED
                                                  JUNE 30, 1996               1995           1994           1993          1992
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period. .            $        15.17        $     13.08    $     14.08    $     12.85    $    12.82
                                                 ----------------       ------------   ------------   ------------   -----------



Investment income--net. . . . . . . . .                       .26                .59            .48            .32           .31




Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions--net . . . . . . . . . . .                      .11               2.06          (1.06)          1.37           .37
                                                 ----------------       ------------   ------------   ------------   -----------


Total from investment operations. . . .                       .37               2.65           (.58)          1.69           .68
                                                 ----------------       ------------   ------------   ------------   -----------



Less dividends and distributions:
Investment income--net. . . . . . . . .                      (.30)              (.56)          (.37)          (.34)         (.37)
Realized gain on investments--net                            (.02)                --             --           (.12)         (.28)
In excess of realized gain on
 investments--net. . . . . . . . . . . .                       --                 --           (.05)            --            --
                                                  ----------------       ------------   ------------   ------------   -----------


Total dividends and distributions. . . .                     (.32)              (.56)          (.42)          (.46)         (.65)
                                                 ----------------       ------------   ------------   ------------   -----------



Net asset value, end of period. . . . .              $      15.22          $   15.17      $   13.08      $   14.08      $  12.85
                                                  ---- ----------        --- -------    --- -------    --- -------    --- ------
                                                  ---- ----------        --- -------    --- -------    --- -------    --- ------

-----------------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:**



Based on net asset value per share. . .                     2.48%+++          20.81%         (4.19%)        13.49%         5.72%
                                                  ---- ----------        --- -------    --- -------    --- -------    --- ------
                                                  ---- ----------        --- -------    --- -------    --- -------    --- ------

-----------------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:



Expenses. . . . . . . . . . . . . . . .                      .60%*              .61%           .63%           .70%          .97%
                                                  ---- ----------        --- -------    --- -------    --- -------    --- ------
                                                  ---- ----------        --- -------    --- -------    --- -------    --- ------



Investment income--net. . . . . . . . .                     3.46%*             4.22%          3.95%          3.20%         3.71%
                                                  ---- ----------        --- -------    --- -------    --- -------    --- ------

                                                  ---- ----------        --- -------    --- -------    --- -------    --- ------

-----------------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:



Net assets, end of period (in thousands)             $    215,437          $ 212,912      $ 158,951      $ 115,420      $ 24,918
                                                  ---- ----------        --- -------    --- -------    --- -------    --- ------
                                                  ---- ----------        --- -------    --- -------    --- -------    --- ------


Portfolio turnover. . . . . . . . . . .                   111.96%             38.40%         35.36%         12.55%        36.34%
                                                  ---- ----------        --- -------    --- -------    --- -------    --- ------
                                                  ---- ----------        --- -------    --- -------    --- -------    --- ------



Average commission rate paid ++++. . . .             $      .0613                 --             --             --            --
                                                  ---- ----------        --- -------    --- -------    --- -------    --- ------
                                                  ---- ----------        --- -------    --- -------    --- -------    --- ------

-----------------------------------------------------------------------------------------------------------------------------------



   * Annualized.
  ** Total investment returns exclude insurance-related fees and expenses.
 +++ Aggregate total investment return.
++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.



See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                      BASIC VALUE FOCUS FUND

                                ---------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA                                                 FOR THE YEAR ENDED
AND RATIOS HAVE BEEN DERIVED                                                    DECEMBER 31,
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.                                         -----------------------------------------
                                                                                                                 FOR THE PERIOD
                                                                                                                JULY 1, 1993+ TO
                                          FOR THE SIX                                                             DECEMBER 31,
INCREASE (DECREASE) IN NET               MONTHS ENDED                                                                 1993
ASSET VALUE:                             JUNE 30, 1996                      1995                  1994
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:

Net asset value, beginning of
 period                                $          13.10           $            11.10            $   10.95           $   10.00
                                       ----------------           ------------------         ------------         -----------


Investment income--net. . . .                       .08                          .18                  .17                 .04




Realized and unrealized gain on                    1.28                         2.49                  .08                 .91
 investments --net. . . . . .          ----------------           ------------------         ------------         -----------




Total from investment                              1.36                         2.67                  .25                 .95
 operations. . . . . . . . . .         ----------------           ------------------         ------------         -----------



Less dividends and
 distributions:
 Investment income--net. . . .                     (.10)                        (.19)                (.10)                 --
 Realized gain on
 investments--net. . . . . . .                     (.72)                        (.48)                  --                  --
                                       ----------------           ------------------         ------------         -----------



Total dividends and                                (.82)                        (.67)                (.10)                 --
 distributions. . . . . . . .          ----------------           ------------------         ------------         -----------



Net asset value, end of period         $          13.64           $            13.10            $   11.10           $   10.95
                                        ---- ----------            ----- -----------          --- -------          -- -------
                                        ---- ----------            ----- -----------          --- -------          -- -------


-----------------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:**



Based on net asset value per                      11.03+++                    25.49%                2.36%               9.50%+++
 share. . . . . . . . . . . .           ---- ----------            ----- -----------          --- -------          -- -------
                                        ---- ----------            ----- -----------          --- -------          -- -------

-----------------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:



Expenses. . . . . . . . . . .                      .64%*                        .66%                 .72%                .86%*
                                        ---- ----------            ----- -----------          --- -------          -- -------
                                        ---- ----------            ----- -----------          --- -------          -- -------



Investment income--net. . . .                     1.33%*                       1.68%                2.08%               1.69%*
                                        ---- ----------            ----- -----------          --- -------          -- -------
                                        ---- ----------            ----- -----------          --- -------          -- -------

-----------------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:


Net assets, end of period (in          $        397,189           $          306,463            $ 164,307           $  47,207
 thousands). . . . . . . . . .          ---- ----------            ----- -----------          --- -------          -- -------
                                        ---- ----------            ----- -----------          --- -------          -- -------



Portfolio turnover. . . . . .                    37.28%                       74.10%               60.55%              30.86%
                                        ---- ----------            ----- -----------          --- -------          -- -------
                                        ---- ----------            ----- -----------          --- -------          -- -------



Average commission rate paid               $      .0552                           --                   --                  --
 ++++. . . . . . . . . . . . .          ---- ----------            ----- -----------          --- -------          -- -------
                                        ---- ----------            ----- -----------          --- -------          -- -------

---------------------------------------------------------------------------------------------------------------------------------




   * Annualized.
  ** Total investment returns exclude insurance-related fees and expenses.
   + Commencement of Operations.
 +++ Aggregate total investment return.
++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.



See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                        DEVELOPING CAPITAL MARKETS FOCUS FUND
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE    -----------------------------------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
                                                                FOR THE SIX                     FOR THE          FOR THE PERIOD
                                                                MONTHS ENDED                   YEAR ENDED         MAY 2, 1994+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                         JUNE 30, 1996               DECEMBER 31, 1995    DECEMBER 31, 1994
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period. . . . .              $                9.32               $       9.51          $  10.00
                                                           ---------------------               ------------         ---------




Investment income--net. . . . . . . . . . . .                                .11                        .20               .09



Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions--net. . . . . . . . . . . . . .                                .95                       (.30)             (.58)
                                                           ---------------------               ------------         ---------



Total from investment operations. . . . . .. .                              1.06                       (.10)             (.49)

                                                           ---------------------               ------------         ---------



Less dividends from investment income--net.. .                              (.23)                      (.09)               --
                                                           ---------------------               ------------         ---------



Net asset value, end of period. . . . . . .. .             $               10.15               $       9.32          $   9.51
                                                            ------- ------------                -- --------          - ------
                                                            ------- ------------                -- --------          - ------

-----------------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:**



Based on net asset value per share. . . . .. .                            11.69%+++                 (1.08%)            (4.90%)+++
                                                            ------- ------------                -- --------          - ------
                                                            ------- ------------                -- --------          - ------

-----------------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:



Expenses, net of reimbursement. . . . . . .. .                             1.20%*                     1.25%             1.29%*
                                                            ------- ------------                -- --------          - ------
                                                            ------- ------------                -- --------          - ------



Expenses. . . . . . . . . . . . . . . . . .. .                             1.20%*                     1.36%             1.35%*
                                                            ------- ------------                -- --------          - ------
                                                            ------- ------------                -- --------          - ------



Investment income--net. . . . . . . . . . .. .                             2.37%*                     2.73%             2.18%*
                                                            ------- ------------                -- --------          - ------
                                                            ------- ------------                -- --------          - ------

-----------------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:




Net assets, end of period (in thousands). .. .                    $       76,849               $     55,209          $ 36,676
                                                            ------- ------------                -- --------          - ------
                                                            ------- ------------                -- --------          - ------


Portfolio turnover. . . . . . . . . . . . .. .                            53.29%                     62.53%            29.79%
                                                            ------- ------------                -- --------          - ------
                                                            ------- ------------                -- --------          - ------


Average commission rate paid++. . . . . . .. .             $              0.0005                         --                --
                                                            ------- ------------                -- --------          - ------
                                                            ------- ------------                -- --------          - ------
-----------------------------------------------------------------------------------------------------------------------------------



  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.
  + Commencement of Operations.
 ++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.
+++ Aggregate total investment returns.



See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                        DOMESTIC MONEY MARKET FUND

                                                                               FOR THE YEAR ENDED
                                                                                   DECEMBER 31,
THE FOLLOWING PER SHARE DATA AND RATIOS                               ----------------------------------------
HAVE BEEN DERIVED FROM INFORMATION               FOR THE SIX                                                        FOR THE PERIOD
PROVIDED IN THE FINANCIAL STATEMENTS.            MONTHS ENDED                                                       FEB. 20, 1992+
                                                   JUNE 30,                                                          TO DEC. 31,
INCREASE (DECREASE) IN NET ASSET VALUE:              1996                     1995            1994        1993           1992
-----------------------------------------------------------------------------------------------------------------------------------


PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period               $       1.00            $      1.00       $   1.00    $   1.00       $   1.00
                                               ----------------       ----------------     ----------  ----------      ---------



Investment income--net                                    .0248                  .0547          .0386       .0302          .0302



Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions--net                                       (.0010)                 .0012         (.0007)      .0005          .0013
                                               ----------------       ----------------     ----------  ----------      ---------



Total from investment operations                          .0238                  .0559          .0379       .0307          .0315
                                               ----------------       ----------------     ----------  ----------      ---------



Less dividends and distributions:
Investment income--net                                   (.0248)                (.0547)        (.0386)     (.0302)        (.0302)
Realized gain on investments--net                            --+++              (.0002)            --      (.0005)        (.0010)
                                               ----------------       ----------------     ----------  ----------      ---------



Total dividends and distributions                        (.0248)                (.0549)        (.0386)     (.0307)        (.0312)
                                               ----------------       ----------------     ----------  ----------      ---------



Net asset value, end of period                     $       1.00            $      1.00       $   1.00    $   1.00       $   1.00
                                                ---- ----------        ----- ---------      -- ------   -- ------       - ------
                                                ---- ----------        ----- ---------      -- ------   -- ------       - ------

-----------------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:**



Based on net asset value per share                        4.95%*                 5.65%          3.94%       3.10%          3.65%*
                                                ---- ----------        ----- ---------      -- ------   -- ------       - ------
                                                ---- ----------        ----- ---------      -- ------   -- ------       - ------

-----------------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:




Expenses, net of reimbursement                             .54%*                  .55%           .50%        .36%           .32%*
                                                ---- ----------        ----- ---------      -- ------   -- ------       - ------
                                                ---- ----------        ----- ---------      -- ------   -- ------       - ------



Expenses                                                   .54%*                  .55%           .57%        .63%           .88%*
                                                ---- ----------        ----- ---------      -- ------   -- ------       - ------
                                                ---- ----------        ----- ---------      -- ------   -- ------       - ------



Investment income--net, and realized
 gain on investments--net                                 4.97%*                 5.50%          4.02%       3.03%          3.48%*
                                                ---- ----------        ----- ---------      -- ------   -- ------       - ------
                                                ---- ----------        ----- ---------      -- ------   -- ------       - ------

-----------------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:



Net assets, end of period (in                      $    275,604            $   303,912       $363,199    $170,531       $ 41,128
 thousands)                                     ---- ----------        ----- ---------      -- ------   -- ------       - ------
                                                ---- ----------        ----- ---------      -- ------   -- ------       - ------

-----------------------------------------------------------------------------------------------------------------------------------



  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.
  + Commencement of Operations.
+++ Amount is less than $.0001 per share.



See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)



THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                                     EQUITY GROWTH FUND+
                                                              ------------------------------------------------------------------  -


                                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                                    -----------------------------------------------

                                                                   FOR THE SIX
INCREASE (DECREASE) IN NET ASSET VALUE:                            MONTHS ENDED         1995        1994        1993        1992
                                                                  JUNE 30, 1996

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                                 $    27.98       $  19.26    $  20.96    $ 17.80     $ 17.96
                                                                   ------------     ----------  ----------  ---------   ---------

Investment income (loss)--net                                               .05            .17         .05       (.01)        .01


Realized and unrealized gain (loss) on investments
and foreign currency transactions--net                                     1.28           8.64       (1.56)      3.17        (.10)
                                                                   ------------     ----------  ----------  ---------   ---------

Total from investment operations                                           1.33           8.81       (1.51)      3.16        (.09)
                                                                   ------------     ----------  ----------  ---------   ---------

Less dividends and distributions:
Investment income--net                                                     (.10)          (.09)         --         --++      (.07)
Realized gain on investments--net                                         (3.59)            --        (.19)        --          --
                                                                   ------------     ----------  ----------  ---------   ---------

Total dividends and distributions                                         (3.69)          (.09)       (.19)        --        (.07)
                                                                   ------------     ----------  ----------  ---------   ---------



Net asset value, end of period                                       $    25.62       $  27.98    $  19.26    $ 20.96     $ 17.80
                                                                    -- --------      -- ------   -- ------   -- -----    -- -----
                                                                    -- --------      -- ------   -- ------   -- -----    -- -----

---------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**


Based on net asset value per share                                        5.48%+++      45.90%      (7.27%)    17.78%       (.53%)
                                                                    -- --------      -- ------   -- ------   -- -----    -- -----
                                                                    -- --------      -- ------   -- ------   -- -----    -- -----
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:


Expenses                                                                   .79%*          .81%        .83%       .96%       1.18%
                                                                    -- --------      -- ------   -- ------   -- -----    -- -----
                                                                    -- --------      -- ------   -- ------   -- -----    -- -----


Investment income--net                                                     .37%*          .72%        .27%      (.05%)       .04%
                                                                    -- --------      -- ------   -- ------   -- -----    -- -----
                                                                    -- --------      -- ------   -- ------   -- -----    -- -----

-----------------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:



Net assets, end of period (in thousands)                             $  408,358       $339,921    $170,044    $98,976     $23,167
                                                                    -- --------      -- ------   -- ------   -- -----    -- -----
                                                                    -- --------      -- ------   -- ------   -- -----    -- -----


Portfolio turnover                                                       43.26%         96.79%      88.48%    131.75%      98.64%
                                                                    -- --------      -- ------   ---------   --------    --------
                                                                    -- --------      -- ------   ---------   --------    --------



Average commission rate paid ++++                                    $    .0590             --          --         --          --
                                                                    -- --------      -- ------   -- ------   -- -----    -- -----
                                                                    -- --------      -- ------   -- ------   -- -----    -- -----

-----------------------------------------------------------------------------------------------------------------------------------



   * Annualized.
  ** Total investment returns exclude insurance-related fees and expenses.
   + Based on average shares outstanding during the period.
  ++ Amount is less than $.01 per share.
 +++ Aggregate total investment return.
++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.




See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)



THE FOLLOWING PER SHARE DATA AND
RATIOS HAVE BEEN DERIVED                                           FLEXIBLE STRATEGY FUND
FROM INFORMATION PROVIDED IN THE                   -----------------------------------------------------
FINANCIAL STATEMENTS.
                                                                  FOR THE YEAR ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET         FOR THE SIX        --------------------------------------------
VALUE:                                   MONTHS ENDED          1995+     1994+       1993        1992
                                        JUNE 30, 1996+
----------------------------------      ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of              $     16.47      $  14.70    $  16.19    $  14.15    $ 14.79
 period                                 --------------      --------  ----------  ----------  ---------



Investment income--net                             .24           .47         .37         .28        .33



Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions--net                                 .39          1.99       (1.02)       1.94        .25
                                        --------------      --------  ----------  ----------  ---------


Total from investment operations                   .63          2.46        (.65)       2.22        .58
                                        --------------      --------  ----------  ----------  ---------



Less dividends and distributions:
Investment income--net                            (.32)         (.42)       (.30)       (.15)      (.54)
Realized gain on investments--net                (1.31)         (.27)       (.54)       (.03)      (.68)
                                        --------------      --------  ----------  ----------  ---------





Total dividends and distributions                (1.63)         (.69)       (.84)       (.18)     (1.22)
                                        --------------      --------  ----------  ----------  ---------



Net asset value, end of period             $     15.47      $  16.47    $  14.70    $  16.19    $ 14.15
                                        --------------      --------  ----------  ----------  ---------
                                        --------------      --------  ----------  ----------  ---------

-----------------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:**



Based on net asset value per
 share                                           4.17%+++     17.40%      (4.20%)     15.80%      4.25%
                                        --------------      --------  ----------  ----------  ---------
                                        --------------      --------  ----------  ----------  ---------

-----------------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:



Expenses                                          .70%*         .71%        .73%        .80%       .90%
                                        --------------      --------  ----------  ----------  ---------
                                        --------------      --------  ----------  ----------  ---------



Investment income--net                           3.04%*        3.07%       2.52%       2.26%      2.62%
                                        --------------      --------  ----------  ----------  ---------
                                        --------------      --------  ----------  ----------  ---------

-----------------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:



Net assets, end of period (in
 thousands)                                $   323,281      $320,234    $274,498    $194,777    $82,549
                                        --------------      --------  ----------  ----------  ---------
                                        --------------      --------  ----------  ----------  ---------



Portfolio turnover                              54.86%       135.83%      65.54%      56.42%     55.25%
                                        --------------      --------  ----------  ----------  ---------
                                        --------------      --------  ----------  ----------  ---------



Average commission rate paid++++           $     .0375            --          --          --         --
                                        --------------      --------  ----------  ----------  ---------
                                        --------------      --------  ----------  ----------  ---------

-----------------------------------------------------------------------------------------------------------------------------------



   * Annualized.
  ** Total investment returns exclude insurance-related fees and expenses.
   + Based on average shares outstanding during the period.
 +++ Aggregate total investment return.
++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.



See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                   GLOBAL STRATEGY FOCUS FUND
                              -----------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN                                                         FOR THE YEAR ENDED
DERIVED FROM INFORMATION                                                        DECEMBER 31,
PROVIDED IN THE FINANCIAL                                       ---------------------------------------------
STATEMENTS.                                                                                                      FOR THE PERIOD
                                                                                                                 FEB. 28, 1992+
INCREASE (DECREASE) IN NET    FOR THE SIX MONTHS ENDED JUNE 30,                                                    TO DEC. 31,
ASSET VALUE:                                 1996                     1995           1994           1993              1992
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:

Net asset value, beginning of
 period                                    $       12.55           $   11.73       $   12.17      $   10.22          $   10.00
                                      ------------------        ------------    ------------   ------------        -----------


Investment income--net                               .18                 .39             .30            .16                .13



Realized and unrealized gain
 (loss) on investments
 and foreign currency
 transactions--net                                   .31                 .82            (.48)          1.96                .13
                                      ------------------        ------------    ------------   ------------        -----------


Total from investment                                .49                1.21            (.18)          2.12                .26
 operations                           ------------------        ------------    ------------   ------------        -----------



Less dividends and
 distributions:
 Investment income--net                             (.29)               (.39)           (.21)          (.17)              (.04)
 Realized gain on
 investments--net                                     --                  --            (.04)            --                 --
 In excess of realized gain
 on investments--net                                  --                  --++          (.01)            --                 --
                                      ------------------        ------------    ------------   ------------        -----------



Total dividends and                                 (.29)               (.39)           (.26)          (.17)              (.04)
 distributions                        ------------------        ------------    ------------   ------------        -----------



Net asset value, end of                    $       12.75           $   12.55       $   11.73      $   12.17          $   10.22
 period                                ----- -----------         --- -------     --- -------    --- -------         -- -------
                                       ----- -----------         --- -------     --- -------    --- -------         -- -------

-----------------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:**



Based on net asset value per                       4.03%++++          10.60%          (1.46%)        21.03%              2.62%++++
 share                                 ----- -----------         --- -------     --- -------    --- -------         -- -------
                                       ----- -----------         --- -------     --- -------    --- -------         -- -------

-----------------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:



Expenses, net of                                    .71%*               .72%            .77%           .88%              1.25%*
 reimbursement                         ----- -----------         --- -------     --- -------    --- -------         -- -------
                                       ----- -----------         --- -------     --- -------    --- -------         -- -------



Expenses                                            .71%*               .72%            .77%           .88%              1.35%*
                                       ----- -----------         --- -------     --- -------    --- -------         -- -------
                                       ----- -----------         --- -------     --- -------    --- -------         -- -------



Investment income--net                             2.87%*              3.33%           2.85%          2.41%              2.66%*
                                       ----- -----------         --- -------     --- -------    --- -------         -- -------
                                       ----- -----------         --- -------     --- -------    --- -------         -- -------

-----------------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:



Net assets, end of period (in              $     550,528           $ 540,242       $ 515,407      $ 269,627          $  15,527
 thousands)                            ----- -----------         --- -------     --- -------    --- -------         -- -------
                                       ----- -----------         --- -------     --- -------    --- -------         -- -------




Portfolio turnover                                80.64%              27.23%          21.03%         17.07%             14.47%
                                       ----- -----------         --- -------     --- -------    --- -------         -- -------
                                       ----- -----------         --- -------     --- -------    --- -------         -- -------



Average commission rate                    $       .0290                  --              --             --                 --
 paid+++                               ----- -----------         --- -------     --- -------    --- -------         -- -------
                                       ----- -----------         --- -------     --- -------    --- -------         -- -------

-----------------------------------------------------------------------------------------------------------------------------------



    * Annualized.
   ** Total investment returns exclude insurance-related fees and expenses.
    + Commencement of Operations.
   ++ Amount is less than $.01 per share.
  +++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.
 ++++ Aggregate total investment return.



See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                 GLOBAL UTILITY FOCUS FUND
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN       ---------------------------------------------------------------------------
DERIVED FROM INFORMATION PROVIDED IN THE                  FOR THE SIX                    FOR THE YEAR ENDED      FOR THE PERIOD
FINANCIAL STATEMENTS.                                     MONTHS ENDED                      DECEMBER 31,          JULY 1, 1993+
                                                            JUNE 30,                  ------------------------   TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                        1996                    1995          1994              1993
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                               $      11.30         $   9.45      $  10.66        $   10.00

                                                               ----------------       ----------    ----------       ----------


Investment income--net                                                      .24              .45           .35              .04

Realized and unrealized gain (loss) on investments
and foreign currency transactions--net                                      .46             1.79         (1.25)             .64
                                                               ----------------       ----------    ----------       ----------



Total from investment operations                                            .70             2.24          (.90)             .68
                                                               ----------------       ----------    ----------       ----------



Less dividends and distributions:
Investment income--net                                                     (.27)            (.39)         (.29)            (.02)
In excess of realized gain on investments--net                               --               --          (.02)              --
                                                               ----------------       ----------    ----------       ----------




Total dividends and distributions                                          (.27)            (.39)         (.31)            (.02)
                                                               ----------------       ----------    ----------       ----------



Net asset value, end of period                                     $      11.73         $  11.30      $   9.45        $   10.66
                                                                ---- ----------        -- ------     -- ------        - -------
                                                                ---- ----------        -- ------     -- ------        - -------

-----------------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:**



Based on net asset value per share                                        6.34%+++        24.33%        (8.51%)           6.85%+++
                                                                ---- ----------        -- ------     -- ------        - -------
                                                                ---- ----------        -- ------     -- ------        - -------

-----------------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:



Expenses                                                                   .66%*            .66%          .73%             .89%*
                                                                ---- ----------        -- ------     -- ------        - -------
                                                                ---- ----------        -- ------     -- ------        - -------




Investment income--net                                                    4.14%*           4.44%         3.68%            2.84%*
                                                                ---- ----------        -- ------     -- ------        - -------
                                                                ---- ----------        -- ------     -- ------        - -------

-----------------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:



Net assets, end of period (in thousands)                           $    150,275         $148,225      $126,243        $ 104,517
                                                                ---- ----------        -- ------     -- ------        - -------
                                                                ---- ----------        -- ------     -- ------        - -------



Portfolio turnover                                                        7.73%           11.05%         9.52%            1.72%
                                                                ---- ----------        -- ------     -- ------        - -------
                                                                ---- ----------        -- ------     -- ------        - -------



Average commission rate paid ++++                                  $      .0596               --            --               --
                                                                ---- ----------        -- ------     -- ------        - -------
                                                                ---- ----------        -- ------     -- ------        - -------

-----------------------------------------------------------------------------------------------------------------------------------



   * Annualized.
  ** Total investment returns exclude insurance-related fees and expenses.
   + Commencement of Operations.
 +++ Aggregate total investment return.
++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.



See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                        HIGH CURRENT INCOME FUND
THE FOLLOWING PER SHARE DATA AND          --------------------------------------------------------------------------------------
RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                     FOR THE SIX                             FOR THE YEAR ENDED DECEMBER 31,
                                          MONTHS ENDED         ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:   JUNE 30, 1996          1995              1994              1993              1992
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of            $     11.25         $     10.61       $    12.06      $     11.13         $     10.23
 period
                                         ------------        ------------      -----------     ------------        -------------

Investment income--net                           .52                1.09             1.05              .95                1.07

Realized and unrealized gain
 (loss) on investments
 and foreign currency
 transactions--net                              (.11)                .65            (1.47)             .95                 .90
                                         ------------        ------------      -----------     ------------        -------------

Total from investment operations                 .41                1.74             (.42)            1.90                1.97
                                         ------------        ------------      -----------     ------------        -------------

Less dividends from investment                  (.53)              (1.10)           (1.03)            (.97)              (1.07)
 income--net
                                         ------------        ------------      -----------     ------------        -------------
Net asset value, end of period           $     11.13         $     11.25       $    10.61      $     12.06         $     11.13
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**

Based on net asset value per share              3.73%+++           17.21%           (3.59%)          17.84%              20.05%
                                         ------------        ------------      -----------     ------------        -------------
                                         ------------        ------------      -----------     ------------        -------------
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:

Expenses                                         .53%*               .55%             .61%             .72%                .89%
                                         ------------        ------------      -----------     ------------        -------------
                                         ------------        ------------      -----------     ------------        -------------

Investment income--net                          9.40%*              9.92%            9.73%            8.62%               10.06%
                                         ------------        ------------      -----------     ------------        -------------

                                         ------------        ------------      -----------     ------------        -------------
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:

Net assets, end of period (in thousands) $   383,818         $   356,352       $  255,719      $   163,428         $    26,343
                                         ------------        ------------      -----------     ------------        -------------
                                         ------------        ------------      -----------     ------------        -------------
Portfolio turnover                             28.32%              41.60%           51.88%           35.67%              28.21%
                                         ------------        ------------      -----------     ------------        -------------
                                         ------------        ------------      -----------     ------------        -------------
-----------------------------------------------------------------------------------------------------------------------------------


*Annualized.
** Total investment returns exclude insurance-related fees and expenses.

+++ Aggregate total investment return.



See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                               INTERMEDIATE GOVERNMENT BOND FUND
                                                             ------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                  FOR THE                   FOR THE       FOR THE PERIOD
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                 SIX MONTHS ENDED             YEAR ENDED    MAY 2, 1994+ TO
                                                                        JUNE 30, 1996             DEC. 31, 1995    DEC. 31, 1994
INCREASE (DECREASE) IN NET ASSET VALUE:
----------------------------------------------------------   ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period. . . . . . . . . .                $          10.79              $    9.97       $    10.00
                                                                    -------------------              ---------       ----------


Investment income--net. . . . . . . . . . . . . . . . .                             .33                    .62              .25



Realized and unrealized gain (loss) on investments
and foreign currency transactions--net. . . . . . . . .                            (.50)                   .81             (.07)

                                                                    -------------------              ---------       ----------



Total from investment operations. . . . . . . . . . . .                            (.17)                  1.43              .18
                                                                    -------------------              ---------       ----------



Less dividends and distributions:
Investment income--net. . . . . . . . . . . . . . . . .                            (.33)                  (.61)            (.21)
Realized gain on investments--net. . . . . . . . . . . .
                                                                                   (.04)                    --               --
                                                                    -------------------              ---------       ----------



Total dividends and distributions. . . . . . . . . . . .                           (.37)                  (.61)            (.21)
                                                                    -------------------              ---------       ----------



Net asset value, end of period. . . . . . . . . . . . .                   $       10.25               $  10.79        $    9.97
                                                                     ------ -----------               - ------        - -------
                                                                     ------ -----------               - ------        - -------

-----------------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:**



Based on net asset value per share. . . . . . . . . . .                          (1.63%)+++             14.83%            1.79%+++
                                                                     ------ -----------               - ------        - -------
                                                                     ------ -----------               - ------        - -------

-----------------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:



Expenses, net of reimbursement. . . . . . . . . . . . .                            .00%*                  .00%             .00%*
                                                                     ------ -----------               - ------        - -------
                                                                     ------ -----------               - ------        - -------



Expenses. . . . . . . . . . . . . . . . . . . . . . . .                            .61%*                  .66%             .80%*
                                                                     ------ -----------               - ------        - -------
                                                                     ------ -----------               - ------        - -------




Investment income--net. . . . . . . . . . . . . . . . .                           6.47%*                 6.28%            4.66%*
                                                                     ------ -----------               - ------        - -------
                                                                     ------ -----------               - ------        - -------

-----------------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:



Net assets, end of period (in thousands). . . . . . . .                   $      54,328               $ 40,996        $  17,811
                                                                     ------ -----------               - ------        - -------
                                                                     ------ -----------               - ------        - -------


Portfolio turnover. . . . . . . . . . . . . . . . . . .                           7.71%                 45.39%          103.03%
                                                                     ------ -----------               - ------        - -------
                                                                     ------ -----------               - ------        - -------

-----------------------------------------------------------------------------------------------------------------------------------


  *Annualized.
 **Total investment returns exclude insurance-related fees and expenses.
  +Commencement of Operations.

+++Aggregate total investment return.



See Notes to Financial Statements.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                             INTERNATIONAL BOND FUND
                                                           ------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.            FOR THE SIX            FOR THE       FOR THE PERIOD
                                                                  MONTHS ENDED          YEAR ENDED    MAY 2, 1994+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                          JUNE 30, 1996        DEC. 31, 1995    DEC. 31, 1994
-----------------------------------------------------------------------------------------------------------------------


PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period. . . . . . . . .            $      10.52             $   9.70        $   10.00
                                                           ------------------            ---------       ----------

Investment income--net. . . . . . . . . . . . . . . .                     .32                  .72              .38

Realized and unrealized gain (loss) on investments
and foreign currency transactions--net. . . . . . . .                    (.46)                 .82             (.35)
                                                           ------------------            ---------       ----------

Total from investment operations. . . . . . . . . . .                    (.14)                1.54              .03
                                                           ------------------            ---------       ----------

Less dividends:
Investment income--net. . . . . . . . . . . . . . . .. .                 (.32)                (.72)            (.33)

 Realized gain on investments--net. . . . . . . . . .                    (.13)                  --               --
                                                           ------------------            ---------       ----------

 Total dividends and distributions. . . . . . . . . .                    (.45)                (.72)            (.33)
                                                           ------------------            ---------       ----------


 Net asset value, end of period. . . . . . . . . . .             $       9.93             $  10.52        $    9.70
                                                            ------ ----------             - ------        - -------
                                                            ------ ----------             - ------        - -------

-----------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:**


 Based on net asset value per share. . . . . . . . .                   (1.25%)+++           16.35%            0.37%+++
                                                            ------ ----------             - ------        - -------
                                                            ------ ----------             - ------        - -------

-----------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:


 Expenses, net of reimbursement. . . . . . . . . . .                     .00%*                .00%             .00%*
                                                            ------ ----------             - ------        - -------
                                                            ------ ----------             - ------        - -------


 Expenses. . . . . . . . . . . . . . . . . . . . . .                     .78%*                .95%            1.08%*
                                                            ------ ----------             - ------        - -------
                                                            ------ ----------             - ------        - -------



 Investment income--net. . . . . . . . . . . . . . .                    6.40%*               7.05%            6.34%*
                                                            ------ ----------             - ------        - -------
                                                            ------ ----------             - ------        - -------

-----------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:


 Net assets, end of period (in thousands). . . . . .             $     17,984             $ 18,121        $   9,933
                                                            ------ ----------             - ------        - -------
                                                            ------ ----------             - ------        - -------



 Portfolio turnover. . . . . . . . . . . . . . . . .                  123.88%                2.23%          152.20%
                                                            ------ ----------             - ------        - -------
                                                            ------ ----------             - ------        - -------

-----------------------------------------------------------------------------------------------------------------------


*Annualized.
** Total investment returns exclude insurance-related fees and expenses. +Commencement of Operations.

+++Aggregate total investment return.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                     INTERNATIONAL EQUITY FOCUS FUND
THE FOLLOWING PER SHARE DATA AND      ---------------------------------------------------------------------------------------------
RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                                           FOR THE YEAR ENDED
                                                 FOR THE SIX                         DECEMBER 31,                FOR THE PERIOD
                                                 MONTHS ENDED            ------------------------------------   JULY 1, 1993+ TO
INCREASE (DECREASE) IN NET ASSET                JUNE 30, 1996                         1995            1994        DEC. 31, 1993
VALUE:                                --------------------------------------------------------------------------------------------


PER SHARE OPERATING PERFORMANCE:


Net asset value, beginning of period               $       11.06                 $        10.90     $  11.03         $   10.00
                                              ------------------         ----------------------   ----------       -----------


Investment income--net                                       .11                            .20          .19               .01



Realized and unrealized gain (loss)
 on investments
 and foreign currency
 transactions--net                                           .71                            .37         (.13)             1.02
                                              ------------------         ----------------------   ----------       -----------
                                    -----------------------------------------------------------------------------------------------


Total from investment operations                             .82                            .57          .06              1.03
                                              ------------------         ----------------------   ----------       -----------



Less dividends and distributions:
Investment income--net                                      (.15)                          (.01)        (.18)               --
Realized gain on investments--net                             --                           (.17)        (.01)               --
In excess of realized gain on
 investments--net                                             --                           (.23)          --                --
                                              ------------------         ----------------------   ----------       -----------
                                    -----------------------------------------------------------------------------------------------


Total dividends and distributions                           (.15)                          (.41)        (.19)               --
                                              ------------------         ----------------------   ----------       -----------



Net asset value, end of period                     $       11.73                 $        11.06     $  10.90         $   11.03
                                               ----- -----------          -------- ------------    -- ------        -- -------
                                               ----- -----------          -------- ------------    -- ------        -- -------

-----------------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENT RETURN:**



Based on net asset value per share                         7.53%+++                       5.48%         .55%            10.30%+++
                                               ----- -----------          -------- ------------    -- ------        -- -------
                                               ----- -----------          -------- ------------    -- ------        -- -------

-----------------------------------------------------------------------------------------------------------------------------------



RATIOS TO AVERAGE NET ASSETS:



Expenses                                                    .87%*                          .89%         .97%             1.14%*
                                               ----- -----------          -------- ------------    -- ------        -- -------
                                               ----- -----------          -------- ------------    -- ------        -- -------



Investment income--net                                     2.23%*                         1.95%        1.09%              .30%*
                                               ----- -----------          -------- ------------    -- ------        -- -------
                                               ----- -----------          -------- ------------    -- ------        -- -------

-----------------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL DATA:



Net assets, end of period (in                      $     317,966                 $      265,602     $247,884         $  76,906
 thousands)                                    ----- -----------          -------- ------------    -- ------        -- -------
                                               ----- -----------          -------- ------------    -- ------        -- -------



Portfolio turnover                                        27.43%                        100.02%       58.84%            17.39%
                                               ----- -----------          ---------------------    -- ------        -- -------
                                               ----- -----------          ---------------------    -- ------        -- -------



Average commission rate paid ++                    $       .0004                             --           --                --
                                               ----- -----------          -------- ------------    -- ------        -- -------
                                               ----- -----------          -------- ------------    -- ------        -- -------

-----------------------------------------------------------------------------------------------------------------------------------


  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.
  + Commencement of Operations.
 ++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

+++ Aggregate total investment return.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)





THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION                                             NATURAL RESOURCES FOCUS FUND
PROVIDED IN THE FINANCIAL              ------------------------------------------------------------------------------------------
STATEMENTS.                             FOR THE SIX                                   FOR THE YEAR ENDED DECEMBER 31,
                                        MONTHS ENDED           ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE  JUNE 30, 1996          1995              1994                1993                1992
---------------------------------------------------------------------------------------------------------------------------------


PER SHARE OPERATING
PERFORMANCE:

Net asset value, beginning of
 period                                 $      11.95           $      10.82    $    10.82        $      9.84     $        10.06
                                        -------------          -------------   -----------       ------------    ---------------
Investment income--net                           .12                    .20           .17                .11                .18

Realized and unrealized gain
 (loss) on investments
 and foreign currency
 transactions--net                               .74                   1.15          (.02)               .92               (.05)
                                        -------------          -------------   -----------       ------------    ---------------
Total from investment operations                 .86                   1.35           .15               1.03                .13
                                        -------------          -------------   -----------       ------------    ---------------

Less dividends and
 distributions:
 Investment income--net                         (.08)                  (.19)         (.15)              (.05)              (.29)
 Realized gain on
 investments--net                               (.21)                  (.03)           --                 --               (.06)
                                        -------------          -------------   -----------       ------------    ---------------

Total dividends and distributions               (.29)                  (.22)         (.15)              (.05)              (.35)
                                        -------------          -------------   -----------       ------------    ---------------

Net asset value, end of period           $      12.52          $      11.95    $    10.82        $     10.82     $         9.84
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**


Based on net asset value per share              7.34%+++              12.65%         1.44%             10.47%              1.36%
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

Expenses, net of reimbursement                   .79%*                  .78%          .87%              1.13%              1.25%
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------

Expenses                                         .79%*                  .78%          .87%              1.13%              1.27%
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------

Investment income--net                  $       2.06%*         $       1.75%   $     1.91%       $      1.34%    $         2.00%
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:

Net assets, end of period (in
 thousands)                             $     45,722           $     43,102    $   39,715        $    14,778     $       4,144
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------

Portfolio turnover                             15.03%                 30.15%        10.94%             58.44%             22.88%
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------

Average commission rate paid++++        $      .0202                     --            --                 --                --
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------
-----------------------------------------------------------------------------------------------------------------------------------


   * Annualized.
  ** Total investment returns exclude insurance-related fees and expenses.

 +++ Aggregate total investment return.

++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)



THE FOLLOWING PER SHARE DATA AND
RATIOS HAVE BEEN DERIVED                                                    PRIME BOND FUND
FROM INFORMATION PROVIDED IN THE        --------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS.                     FOR THE SIX MONTHS                      FOR THE YEAR ENDED DECEMBER 31,
                                         ENDED JUNE 30, 1996      ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                               1995              1994             1993             1992
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period    $      12.45           $      11.12    $    12.64        $     12.04     $       12.02
                                        -------------          -------------   -----------       ------------    ---------------

Investment income--net                           .40                    .82           .77                .70               .79

Realized and unrealized gain (loss)
 on investments
 and foreign currency
 transactions--net                              (.71)                  1.34         (1.36)               .71                .04
                                        -------------          -------------   -----------       ------------    ---------------

Total from investment operations                (.31)                  2.16          (.59)              1.41                .83
                                        -------------          -------------   -----------       ------------    ---------------



Less dividends and distributions:
Investment income--net                          (.40)                  (.83)         (.76)              (.70)              (.81)
Realized gain on investments--net                 --                     --            --               (.11)                --
In excess of realized gain on
 investments--net                                 --                     --          (.17)                --                 --
                                        -------------          -------------   -----------       ------------    ---------------

Total dividends and distributions               (.40)                  (.83)         (.93)              (.81)              (.81)
                                        -------------          -------------   -----------       ------------    ---------------

Net asset value, end of period          $      11.74           $      12.45    $    11.12        $     12.64     $        12.04
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**

Based on net asset value per share            (2.52%)+++              20.14%       (4.80%)             12.02%              7.27%
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------


-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

Expenses                                         .49%*                  .50%         .54%                .63%               .78%
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------

Investment income--net                          6.65%*                 7.00%         6.74%              5.86%              6.76%
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------

-----------------------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:

Net assets, end of period (in           $    479,836           $    489,838    $  391,234        $   314,091     $       84,810
 thousands)
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------

Portfolio turnover                             48.14%                 90.12%       139.89%            115.26%             82.74%
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------

-----------------------------------------------------------------------------------------------------------------------------------


  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.

+++ Aggregate total investment return.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)



THE FOLLOWING PER SHARE DATA AND
RATIOS HAVE BEEN DERIVED                                                  QUALITY EQUITY FUND
FROM INFORMATION PROVIDED IN THE      --------------------------------------------------------------------------------------------
FNANCIAL STATEMENTS.                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET        FOR THE SIX MONTHS
VALUE:                                 ENDED JUNE 30, 1996+        1995+         1994+               1993             1992
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period   $      32.76            $      27.74    $    29.02        $     25.48     $        26.35
                                        -------------          -------------   -----------       ------------    ---------------

Investment income--net                          .36                     .58           .38                .24                .34

Realized and unrealized gain (loss)
 on investments
 and foreign currency
 transactions--net                              1.34                   5.48          (.74)              3.46                .32
                                        -------------          -------------   -----------       ------------    ---------------

Total from investment operations                1.70                   6.06          (.36)              3.70                .66
                                        -------------          -------------   -----------       ------------    ---------------
Less dividends and distributions:


Investment income--net                          (.31)                  (.45)         (.25)              (.12)              (.58)
Realized gain on investments--net              (4.29)                  (.59)         (.67)              (.04)              (.95)
                                        -------------          -------------   -----------       ------------    ---------------

Total dividends and distributions              (4.60)                 (1.04)         (.92)              (.16)             (1.53)
                                        -------------          -------------   -----------       ------------    ---------------

Net asset value, end of period          $      29.86           $      32.76     $   27.74        $     29.02     $        25.48
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**

Based on net asset value per share              5.94%+++              22.61%       (1.20%)             14.57%              2.69%
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------
-----------------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS:

Expenses                                         .48%*                  .51%          .54%               .62%               .74%
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------


Investment income--net                          2.45%*                 1.94%         1.39%              1.07%              1.54%
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------

-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:

Net assets, end of period               $    699,472           $    644,551    $  464,360        $   309,420     $       87,977
  (in thousands)
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------

Portfolio turnover                             48.72%                140.32%        60.57%             88.25%             62.54%
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------

Average commission rate paid++          $      .0619                     --            --                 --                 --
                                        -------------          -------------   -----------       ------------    ---------------
                                        -------------          -------------   -----------       ------------    ---------------

-----------------------------------------------------------------------------------------------------------------------------------


   * Annualized.
  ** Total investment returns exclude insurance-related fees and expenses.
   + Based on average shares outstanding during the period.
  ++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.
 +++ Aggregate total investment return.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)



THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                                  RESERVE ASSETS FUND
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.           -------------------------------------------------------------------
                                                                 FOR THE SIX                FOR THE YEAR ENDED DECEMBER 31,
                                                                 MONTHS ENDED     --------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          JUNE 30, 1996         1995       1994       1993       1992
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                                $     1.00       $  1.00    $  1.00    $  1.00    $  1.00
                                                                  -------------     ---------  ---------  ---------  ---------

Investment income--net                                                   .0246         .0543      .0371      .0268      .0320

Realized and unrealized gain (loss) on investments
and foreign currency transactions--net                                  (.0008)        .0018     (.0009)     .0005      .0007
                                                                 -------------     ---------  ---------  ---------  ---------

Total from investment operations                                         .0238         .0561      .0362      .0273      .0327
                                                                 -------------     ---------  ---------  ---------  ---------

Less dividends and distributions:
Investment income--net                                                  (.0246)       (.0543)    (.0362)    (.0268)    (.0320)
Realized gain on investments--net                                       (.0001)       (.0004)        --     (.0005)    (.0005)
                                                                 -------------     ---------  ---------  ---------  ---------

Total dividends and distributions                                       (.0247)       (.0547)    (.0362)    (.0273)    (.0325)
                                                                 -------------     ---------  ---------  ---------  ---------

Net asset value, end of period                                      $     1.00       $  1.00    $  1.00    $  1.00    $  1.00
                                                                 -------------     ---------  ---------  ---------  ---------
                                                                 -------------     ---------  ---------  ---------  ---------

-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**

Based on net asset value per share                                       4.93%*        5.63%      3.80%      2.77%      3.28%
                                                                 -------------     ---------  ---------  ---------  ---------
                                                                 -------------     ---------  ---------  ---------  ---------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

Expenses                                                                  .61%*         .61%       .65%       .70%       .79%
                                                                 -------------     ---------  ---------  ---------  ---------

                                                                 -------------     ---------  ---------  ---------  ---------

Investment income--net, and realized gain
on investments--net                                                      4.96%         5.47%      3.75%      2.73%      3.36%
                                                                 -------------     ---------  ---------  ---------  ---------
                                                                 -------------     ---------  ---------  ---------  ---------
-------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                            $   23,503       $25,550    $32,196    $30,168    $26,767
                                                                 -------------     ---------  ---------  ---------  ---------
                                                                 -------------     ---------  ---------  ---------  ---------
-------------------------------------------------------------------------------------------------------------------------------

 *Annualized.
**Total investment returns exclude insurance-related fees and expenses.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONCLUDED)



THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                           WORLD INCOME FOCUS FUND
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.        ---------------------------------------------------------------------
                                                              FOR THE SIX        FOR THE YEAR ENDED DECEMBER 31,   FOR THE PERIOD
                                                              MONTHS ENDED       -------------------------------   JULY 1, 1993+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                       JUNE 30, 1996++         1995++          1994         DECEMBER 31, 1993
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                          $     9.79         $     9.17       $    10.38        $   10.00
                                                              -----------        -----------      -----------       ----------

Investment income--net                                               .39                .85              .76              .25

Realized and unrealized gain (loss)
 on investments
 and foreign currency
 transactions--net                                                  (.15)               .61            (1.19)             .33
                                                              -----------        -----------      -----------       ----------


Total from investment operations                                     .24               1.46             (.43)             .58
                                                              -----------        -----------      -----------       ----------

Less dividends and distributions:

Investment income--net                                              (.40)              (.84)            (.76)            (.20)
In excess of realized gain on
 investments--net                                                     --                 --             (.02)              --
                                                              -----------        -----------      -----------       ----------

Total dividends and distributions                                   (.40)             (.84)            (.78)             (.20)
                                                              -----------        -----------      -----------       ----------

Net asset value, end of period                                $     9.63         $     9.79       $     9.17        $   10.38
                                                              -----------        -----------      -----------       ----------
                                                              -----------        -----------      -----------       ----------

-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**

Based on net asset value per share                                  2.56%+++          16.69%          (4.21%)            5.90%+++
                                                              -----------        -----------      -----------       ----------
                                                              -----------        -----------      -----------       ----------
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:

Expenses                                                             .68%*              .68%             .75%            .94%*
                                                              -----------        -----------      -----------       ----------
                                                              -----------        -----------      -----------       ----------

Investment income--net                                              8.13%*             8.99%            8.01%            6.20%*
                                                              -----------        -----------      -----------       ----------
                                                              -----------        -----------      -----------       ----------
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                     $    85,732         $   81,845       $   75,150        $  50,737
                                                              -----------        -----------      -----------       ----------
                                                              -----------        -----------      -----------       ----------

Portfolio turnover                                                106.40%            132.57%          117.58%           54.80%
                                                              -----------        -----------      -----------       ----------
                                                              -----------        -----------      -----------       ----------
-----------------------------------------------------------------------------------------------------------------------------------


   * Annualized.
  ** Total investment returns exclude insurance-related fees and expenses.
   + Commencement of Operations.
  ++ Based on average shares outstanding during the period.
 +++ Aggregate total investment return.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS (CONCLUDED)

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS



1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company, which is comprised of 17 separate funds ("Funds" or "Fund") offering 17 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. "ML & Co."), and Family Life Insurance Company (an insurance company not affiliated with ML & Co.) for their separate accounts to fund benefits under certain variable annuity contracts. Each Fund is classified as "diversified", as defined in the Investment Company Act of 1940, except for Developing Capital Markets Focus Fund, Global Strategy Focus Fund, International Bond Fund, Natural Resources Focus Fund and the World Income Focus Fund, all of which are classified as "non-diversified". These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Funds.

 (a) Valuation of investments--Money market securities maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in the securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value.

 Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

 (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--Certain Funds are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Funds' records. However, the effect on operations is recorded from the date the Funds enter into such contracts. Premiums or discount is amortized over the life of the contracts.

- Options--Certain Funds may write and purchase call and put options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

 Written and purchased options are non-income producing investments.

- Financial futures contracts--Certain Funds may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


- Foreign currency options and futures--Certain Funds may also purchase or sell listed or over-the- counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

 (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

 (d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

 (e) Security transactions and investment income-- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

 (f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a five- year period. Prepaid registration fees are charged to expense as the related shares are issued.

 (g) Dividends and distributions--Dividends and distributions paid by the Funds are recorded on the ex- dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds.

For such services, the Company pays a monthly fee based upon the average daily value of each Fund's net assets at the following annual rates: 0.75% of the average daily net assets of the Equity Growth Fund and International Equity

Focus Fund, 0.65% of the average daily net assets of each of the Flexible Strategy Fund, Natural Resources Focus Fund and Global Strategy Focus Fund, 0.55% of the average daily net assets for the American Balanced Fund, 0.50% of the average daily net assets of each of the Domestic Money Market Fund and Intermediate Government Bond Fund, 0.60% of the average daily net assets of each of the Basic Value Focus Fund, International Bond Fund, World Income Focus Fund, Global Utility Focus Fund, 1.00% of the average daily net assets of the Developing Capital Markets Focus Fund, and at the following annual rates with respect to the other Funds:


RESERVE ASSETS FUND

---------------------------------------------------------------------
                                                            ADVISORY
Portion of average daily value of net assets of the Fund:      FEE
---------------------------------------------------------------------
Not exceeding $500 million. . . . . . . . . . . . . . .      0.500%

In excess of $500 million but not exceeding $750
million. . . . . . . . . . . . . . . . . . . . . . . . .     0.425%

In excess of $750 million but not exceeding $1 billion.      0.375%

In excess of $1 billion but not exceeding $1.5
billion. . . . . . . . . . . . . . . . . . . . . . . . .     0.350%

In excess of $1.5 billion but not exceeding $2
billion. . . . . . . . . . . . . . . . . . . . . . . . .     0.325%

In excess of $2 billion but not exceeding $2.5
billion. . . . . . . . . . . . . . . . . . . . . . . . .     0.300%

In excess of $2.5 billion. . . . . . . . . . . . . . . .     0.275%

---------------------------------------------------------------------


QUALITY EQUITY FUND

------------------------------------------------------------------------
                                                               ADVISORY
Portion of average daily value of net assets of the Fund:         FEE
------------------------------------------------------------------------

Not exceeding $250 million. . . . . . . . . . . . . . .         0.500%



In excess of $250 million but not exceeding $300
million. . . . . . . . . . . . . . . . . . . . . . . . .        0.450%


In excess of $300 million but not exceeding $400
million. . . . . . . . . . . . . . . . . . . . . . . . .        0.425%


In excess of $400 million. . . . . . . . . . . . . . . .        0.400%

-----------------------------------------------------------------------
HIGH CURRENT INCOME FUND AND PRIME BOND FUND
------------------------------------------------------------------------
Portion of aggregate average daily value of
net assets of both Funds:                          ADVISORY FEE
------------------------------------------------------------------------
                                             HIGH CURRENT        PRIME
                                                INCOME           BOND
                                                 FUND            FUND
------------------------------------------------------------------------

Not exceeding $250 million. . . . . . . .       0.55%            0.50%

In excess of $250 million but not more
than $500 million. . . . . . . . . . . . .      0.50%            0.45%

In excess of $500 million but not more
than $750 million. . . . . . . . . . . . .      0.45%            0.40%

In excess of $750 million. . . . . . . . .      0.40%            0.35%

------------------------------------------------------------------------

 The Investment Advisory Agreement obligates MLAM to reimburse the Company, if in any year the aggregate ordinary operating expenses of any Fund exceed the most restrictive expense limitations then in effect under any state securities law or the regulations thereunder. Under the most restrictive state regulations presently in effect, MLAM would be required to reimburse each Fund for advisory fees received by it from the Fund, to the extent that such Fund's aggregate ordinary operating expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary items) exceed in any fiscal year 2.5% of each Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of average daily net assets in excess thereof. In addition, MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by each Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

 For the Intermediate Government Bond Fund for the six months ended June 30, 1996, MLAM earned fees of $111,990, all of which was voluntarily waived. MLAM has also reimbursed the Fund $24,433 in additional expenses.


 For the International Bond Fund for the six months ended June 30, 1996, MLAM earned fees of $55,321, all of which was voluntarily waived. MLAM has also reimbursed the Fund $16,580 in additional expenses.

For the six months ended June 30, 1996, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), an affiliate of MLAM, earned commissions on the execution of portfolio security transactions aggregating $1,512 in the American Balanced Fund, $7,080 in the Basic Value Focus Fund, $16,178 in the Developing Capital Markets Focus Fund, $14,004 in the Flexible Strategy Fund, $27,762 in the Global Strategy Focus Fund, $28,969 in the International Equity Focus Fund, $1,965 in the Natural Resources Focus Fund, $40,668 in the Quality Equity Fund, and $625 in the World Income Focus Fund.

 Accounting services are provided to the Company by MLAM at cost.

 For the six months ended June 30, 1996, American Balanced Fund, Flexible Strategy Fund, Global Strategy Focus Fund, Global Utility Focus Fund, High Current Income Fund, Intermediate Government Bond Fund, Prime Bond Fund and World Income Focus Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $153, $112, $26, $39, $2,983, $320, $3,175, and $1,290,
respectively, for security price quotations to compute the net asset value of the Funds.

 Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

 Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short- term securities, for the six months ended June 30, 1996 were as follows:


                                           PURCHASES        SALES
---------------------------------------------------------------------
American Balanced Fund. . . . . . . .    $215,738,948   $ 199,185,856
---------------------------------------   ------------   ------------
Basic Value Focus Fund. . . . . . . .     157,651,617     119,586,989

Developing Capital Markets Focus Fund      50,096,208      31,579,599

Domestic Money Market Fund. . . . . .              --              --

Equity Growth Fund. . . . . . . . . .     208,355,230     146,607,557

Flexible Strategy Fund. . . . . . . .     262,078,296     128,347,540

Global Strategy Focus Fund. . . . . .     523,396,343     347,396,303

Global Utility Focus Fund. . . . . .       13,174,949      10,566,611


High Current Income Fund. . . . . . .     112,831,770      96,350,615

Intermediate Government Bond Fund. .       19,762,620       3,033,125

International Bond Focus Fund. . . .       22,380,614      20,855,699

International Equity Focus Fund. . .      103,205,109      63,299,412

Natural Resources Focus Fund. . . . .       8,774,165       6,584,265

Prime Bond Fund. . . . . . . . . . .      216,166,277     209,786,523

Quality Equity Fund. . . . . . . . .      497,269,445     241,905,404

Reserve Assets Fund. . . . . . . . .               --              --

World Income Focus Fund. . . . . . .       86,003,631      84,501,659
---------------------------------------------------------------------

Transactions in options written for the six months ended June 30, 1996, were as follows:


INTERNATIONAL EQUITY FOCUS FUND

--------------------------------------------------------------------------------

                                                        NOMINAL
                                                         VALUE
                                                       COVERED BY
                                                        WRITTEN       PREMIUMS
CALL OPTIONS WRITTEN                                    OPTIONS       RECEIVED

--------------------------------------------------------------------------------


Outstanding call options written, beginning of period       6,800    $  54,253


Options written. . . . . . . . . . . . . . . . . . .        8,969      568,555


Options expired. . . . . . . . . . . . . . . . . . .       (6,800)     (54,253)


Options exercised. . . . . . . . . . . . . . . . . .       (8,900)    (281,723)
                                                       ----------     --------


Outstanding call options written, end of period. . .           69    $ 286,832
                                                       ----------  -----------

                                                       ----------  -----------

--------------------------------------------------------------------------------



INTERNATIONAL EQUITY FOCUS FUND

--------------------------------------------------------------------------------

                                                         NOMINAL
                                                          VALUE
                                                       COVERED BY
                                                         WRITTEN       PREMIUMS
PUT OPTIONS WRITTEN                                      OPTIONS       RECEIVED
--------------------------------------------------------------------------------

Outstanding put options written, beginning of period.          914    $  21,437


Options written. . . . . . . . . . . . . . . . . . .     1,240,000        8,866


Options expired. . . . . . . . . . . . . . . . . . .    (1,240,000)      (8,866)
                                                       -----------  -----------


Outstanding put options written, end of period. . . .          914    $  21,437
                                                       -----------  -----------
                                                       -----------  -----------

--------------------------------------------------------------------------------

WORLD INCOME FOCUS FUND

--------------------------------------------------------------------------------


                                                         NOMINAL
                                                          VALUE
                                                       COVERED BY
                                                         WRITTEN       PREMIUMS
CALL OPTIONS WRITTEN                                     OPTIONS       RECEIVED

--------------------------------------------------------------------------------

Outstanding call options written, beginning of period           --    $      --


Options written. . . . . . . . . . . . . . . . . . .    12,963,750      117,210


Options expired. . . . . . . . . . . . . . . . . . .      (500,000)        (781)



Options closed. . . . . . . . . . . . . . . . . . . .  (11,168,750)     (94,953)
                                                       -----------  -----------


Outstanding call options written, end of period. . .     1,295,000    $  21,476
                                                       -----------  -----------
                                                       -----------  -----------

--------------------------------------------------------------------------------


At June 30, 1996, net unrealized appreciation/ depreciation and aggregate cost for Federal income tax purposes were as follows:

                                                          DEVELOPING
                                            BASIC           CAPITAL       DOMESTIC
                           AMERICAN         VALUE           MARKETS        MONEY
                           BALANCED         FOCUS            FOCUS         MARKET
                             FUND            FUND            FUND           FUND

---------------------------------------------------------------------------------------
Appreciated securities    $ 13,752,802    $ 48,378,045    $10,422,953    $      1,016


Depreciated securities      (1,538,177)    (15,263,389)    (2,978,760)       (154,800)
                        --------------  --------------  -------------  --------------


Net unrealized
appreciation
(depreciation). . .       $ 12,214,625    $ 33,114,656    $ 7,444,193    $   (153,784)
                        --------------  --------------  -------------  --------------
                        --------------  --------------  -------------  --------------


Cost for Federal income
tax purposes*. . . .      $200,656,376    $370,762,415    $66,662,200    $275,373,523
                        --------------  --------------  -------------  --------------
                        --------------  --------------  -------------  --------------

---------------------------------------------------------------------------------------


                                                                  GLOBAL          GLOBAL
                                 EQUITY         FLEXIBLE         STRATEGY        UTILITY
                                 GROWTH         STRATEGY          FOCUS           FOCUS
                                  FUND            FUND             FUND            FUND


-----------------------------------------------------------------------------------------------

Appreciated securities. . .    $ 64,888,365    $ 22,669,798    $ 47,712,621     $  23,950,330


Depreciated securities. . .     (26,348,111)     (4,320,243)     (6,317,531)       (4,096,340)
                             --------------  --------------  --------------  ----------------


Net unrealized appreciation    $ 38,540,254    $ 18,349,555    $ 41,395,090        19,853,990
                             --------------  --------------  --------------  ----------------
                             --------------  --------------  --------------  ----------------


Cost for Federal income
tax purposes*. . . . . . .     $364,602,434    $302,704,127    $503,773,647     $ 129,802,210
                             --------------  --------------  --------------  ----------------
                             --------------  --------------  --------------  ----------------

-----------------------------------------------------------------------------------------------


                                  HIGH         INTERMEDIATE                    INTERNATIONAL
                                CURRENT         GOVERNMENT    INTERNATIONAL        EQUITY
                                 INCOME            BOND            BOND            FOCUS
                                  FUND             FUND            FUND             FUND

-----------------------------------------------------------------------------------------------

Appreciated securities. . .    $  7,647,408    $    303,987    $    296,436     $  26,495,046


Depreciated securities. . .     (21,952,216)       (352,150)       (313,029)       (8,698,088)
                             --------------  --------------  --------------  ----------------


Net unrealized appreciation
(depreciation). . . . . . .    $(14,304,808)   $    (48,163)   $    (16,593)    $  17,796,958
                             --------------  --------------  --------------  ----------------

                             --------------  --------------  --------------  ----------------


Cost for Federal income
tax purposes*. . . . . . .     $391,237,914    $ 53,609,653    $ 17,611,983     $ 298,000,231
                             --------------  --------------  --------------  ----------------
                             --------------  --------------  --------------  ----------------

-----------------------------------------------------------------------------------------------

                                NATURAL
                               RESOURCES         PRIME           QUALITY         RESERVE

                                 FOCUS            BOND            EQUITY          ASSETS
                                  FUND            FUND             FUND            FUND

-----------------------------------------------------------------------------------------------

Appreciated securities. . .    $  5,817,648    $  6,063,437    $ 56,978,860     $         470


Depreciated securities. . .      (1,749,343)     (8,416,215)    (10,721,220)           (8,788)
                             --------------  --------------  --------------  ----------------


Net unrealized appreciation
(depreciation). . . . . . .  $    4,068,305    $ (2,352,778)   $ 46,257,640     $      (8,318)
                             --------------  --------------  --------------  ----------------
                             --------------  --------------  --------------  ----------------


Cost for Federal income
tax purposes*. . . . . . .     $ 41,598,783    $478,497,834    $641,069,883     $  23,504,335
                             --------------  --------------  --------------  ----------------
                             --------------  --------------  --------------  ----------------

-----------------------------------------------------------------------------------------------

                                                                                  WORLD
                                                                                  INCOME
                                                                                  FOCUS
                                                                                   FUND

-----------------------------------------------------------------------------------------------

Appreciated securities. . . . . . . . . . . . . . . . . . . . . . . . . .       $   1,189,956


Depreciated securities. . . . . . . . . . . . . . . . . . . . . . . . . .          (3,802,269)
                                                                             ----------------


Net unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . .      $  (2,612,313)
                                                                             ----------------
                                                                             ----------------


Cost for Federal income tax purposes*. . . . . . . . . . . . . . . . . . .      $  86,631,607
                                                                             ----------------
                                                                             ----------------

-----------------------------------------------------------------------------------------------


* Net of premiums received on options written.

At June 30, 1996, net realized and unrealized gains (losses) were as follows:



                                      AMERICAN                          BASIC VALUE
                                   BALANCED FUND                        FOCUS FUND
                        ------------------------------------  -------------------------------


                              Realized
                                Gains           Unrealized        Realized       Unrealized
                              (Losses)             Gains            Gains           Gains

-----------------------------------------------------------------------------------------------

Long-term investments.        $    10,657,493    $12,214,625      $  29,409,646  $ 33,114,656


Short-term investments                   (387)            --                 --            --
                        ---------------------  -------------  ----------------- -------------


                              $    10,657,106    $12,214,625      $  29,409,646  $ 33,114,656
                        ---------------------  -------------  ----------------- -------------
                        ---------------------  -------------  ----------------- -------------


                                 DEVELOPING CAPITAL                   DOMESTIC MONEY
                                 MARKETS FOCUS FUND                     MARKET FUND
                        ------------------------------------  -------------------------------


                                                Unrealized
                              Realized             Gains          Realized       Unrealized
                               Losses            (Losses)           Gains          Losses

-----------------------------------------------------------------------------------------------

Long-term investments.        $    (1,700,566)   $ 7,444,193                 --            --


Short-term investments                    (86)            --      $       8,460  $   (153,784)


Foreign currency
transactions. . . . .                 (59,761)       (2,679)                 --            --
                        ---------------------  -------------  ----------------- -------------



                              $    (1,760,413)   $ 7,441,514      $       8,460  $   (153,784)
                        ---------------------  -------------  ----------------- -------------
                        ---------------------  -------------  ----------------- -------------

-----------------------------------------------------------------------------------------------




                                   EQUITY GROWTH                        FLEXIBLE STRATEGY
                                       FUND                                   FUND
                         ---------------------------------  -----------------------------------------


                                                                     Realized            Unrealized
                             Realized         Unrealized              Gains                 Gains
                               Gains            Gains                (Losses)             (Losses)

-------------------------------------------------------------------------------------------------------

Long-term investments.       $  26,607,899    $ 38,540,254           $       2,611,624   $ 18,349,555


Short-term investments.                 --              --                        (893)            --


Foreign currency
transactions. . . . . .                 --              --                    (168,982)        (1,073)
                         -----------------  --------------  --------------------------  -------------


                             $  26,607,899    $ 38,540,254           $       2,441,749   $ 18,348,482
                         -----------------  --------------  --------------------------  -------------
                         -----------------  --------------  --------------------------  -------------

-------------------------------------------------------------------------------------------------------

                                  GLOBAL STRATEGY                        GLOBAL UTILITY
                                    FOCUS FUND                             FOCUS FUND
                         ---------------------------------  -----------------------------------------


                             Realized         Unrealized             Realized            Unrealized
                               Gains            Gains                 Gains                 Gains
                             (Losses)          (Losses)              (Losses)             (Losses)

-------------------------------------------------------------------------------------------------------


Long-term investments.       $  10,385,827    $ 41,395,090           $         557,189   $ 19,853,990


Short-term investments.             (4,487)             --                         (47)            --


Forward foreign exchange
contracts. . . . . . .          10,575,079              --                          --             --


Foreign currency
transactions. . . . . .         (1,533,988)         (2,482)                    (39,403)          (847)
                         -----------------  --------------  --------------------------  -------------


                             $  19,422,431    $ 41,392,608           $         517,739   $ 19,853,143
                         -----------------  --------------  --------------------------  -------------
                         -----------------  --------------  --------------------------  -------------

-------------------------------------------------------------------------------------------------------

                                   HIGH CURRENT                      INTERMEDIATE GOVERNMENT
                                    INCOME FUND                             BOND FUND
                         ---------------------------------  -----------------------------------------


                             Realized
                               Gains          Unrealized             Realized            Unrealized
                             (Losses)           Losses                Losses               Losses

-------------------------------------------------------------------------------------------------------

Long-term investments.       $   2,358,151    $(14,304,808)          $         (66,328)  $    (48,163)


Short-term investments.                (18)             --                        (211)            --
                         -----------------  --------------  --------------------------  -------------


                             $   2,358,133    $(14,304,808)          $         (66,539)  $    (48,163)
                         -----------------  --------------  --------------------------  -------------
                         -----------------  --------------  --------------------------  -------------

-------------------------------------------------------------------------------------------------------




                                   INTERNATIONAL BOND                    INTERNATIONAL EQUITY
                                          FUND                                FOCUS FUND
                          ------------------------------------  --------------------------------------



                                Realized                               Realized           Unrealized
                                  Gains           Unrealized             Gains               Gains
                                (Losses)            Losses             (Losses)            (Losses)

--------------------------------------------------------------------------------------------------------

Long-term investments. .        $        30,104    $   (16,593)        $      5,181,906    $18,078,143


Short-term investments.                     (26)            --                 (539,660)        39,813


Stock index futures
contracts. . . . . . . .                     --             --                3,447,847        184,327


Options purchased. . . .                     --             --                  801,421       (102,788)


Options written. . . . .                     --             --                 (227,469)      (218,210)


Foreign currency
transactions. . . . . .                (269,933)        (1,720)              (2,317,434)        (2,425)


Forward foreign exchange
contracts. . . . . . . .                  1,300             --                1,525,111        (28,873)


Currency options written                     --             --                    8,866             --


Currency options
purchased. . . . . . . .                     --             --                1,082,474        129,067
                          ---------------------  -------------  -----------------------  -------------


                                $      (238,555)   $   (18,313)        $      8,963,062    $18,079,054
                          ---------------------  -------------  -----------------------  -------------
                          ---------------------  -------------  -----------------------  -------------

--------------------------------------------------------------------------------------------------------

                                   NATURAL RESOURCES                          PRIME BOND
                                       FOCUS FUND                                FUND
                          ------------------------------------  --------------------------------------


                                Realized          Unrealized
                                  Gains              Gains             Realized           Unrealized

                                (Losses)           (Losses)             Losses              Losses

--------------------------------------------------------------------------------------------------------

Long-term investments. .        $     1,244,929    $ 4,068,305         $       (513,078)   $(2,352,778)


Short-term investments.                      31             --                       --             --


Foreign currency
transactions. . . . . .                  (7,988)           (25)                      --             --
                          ---------------------  -------------  -----------------------  -------------


                                $     1,236,972    $ 4,068,280         $       (513,078)   $(2,352,778)
                          ---------------------  -------------  -----------------------  -------------
                          ---------------------  -------------  -----------------------  -------------

--------------------------------------------------------------------------------------------------------

                                     QUALITY EQUITY                         RESERVE ASSETS
                                          FUND                                   FUND
                          ------------------------------------  --------------------------------------


                                Realized
                                  Gains           Unrealized           Realized           Unrealized
                                (Losses)             Gains               Gains              Losses

--------------------------------------------------------------------------------------------------------

Long-term investments. .        $    15,044,475    $46,257,640                       --             --



Short-term investments.                  (3,712)            --         $          2,562    $    (8,318)


Foreign currency
transactions. . . . . .                     (66)            --                       --             --
                          ---------------------  -------------  -----------------------  -------------


                                $    15,040,697    $46,257,640         $          2,562    $    (8,318)
                          ---------------------  -------------  -----------------------  -------------
                          ---------------------  -------------  -----------------------  -------------

--------------------------------------------------------------------------------------------------------

                                                                             WORLD INCOME
                                                                              FOCUS FUND
                                                                --------------------------------------



                                                                       Realized           Unrealized
                                                                         Gains               Gains
                                                                       (Losses)            (Losses)

--------------------------------------------------------------------------------------------------------

Long-term investments. . . . . . . . . . . . . . . . . . . .           $        940,764    $(2,612,322)


Short-term investments. . . . . . . . . . . . . . . . . . .                         235              8


Financial futures contracts. . . . . . . . . . . . . . . . .                     55,067        (18,332)


Options written. . . . . . . . . . . . . . . . . . . . . . .                        781              1


Currency options written. . . . . . . . . . . . . . . . . .                     (87,496)         9,278


Currency options purchased. . . . . . . . . . . . . . . . .                     (62,095)            --


Foreign currency transactions. . . . . . . . . . . . . . . .                    335,318         (2,465)


Forward foreign exchange contracts. . . . . . . . . . . . .                    (302,213)         7,823
                                                                -----------------------  -------------


                                                                       $        880,361    $(2,616,009)
                                                                -----------------------  -------------
                                                                -----------------------  -------------

--------------------------------------------------------------------------------------------------------


4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:




AMERICAN BALANCED FUND

----------------------------------------------------------------------------

For the Six Months Ended                                         Dollar
June 30, 1996                                     Shares         Amount

----------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . .     443,913  $    6,672,577


Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . .     300,762       4,475,340
                                                 ---------  --------------


Total issued. . . . . . . . . . . . . . . . . .    744,675      11,147,917


Shares redeemed. . . . . . . . . . . . . . . .    (618,140)     (9,348,928)
                                                 ---------  --------------


Net increase. . . . . . . . . . . . . . . . . .    126,535  $    1,798,989
                                                 ---------  --------------
                                                 ---------  --------------

----------------------------------------------------------------------------

For the Year Ended                                               Dollar
December 31, 1995                                 Shares         Amount

----------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . .   2,201,026  $   30,814,364


Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . .     529,259       7,173,644
                                                 ---------  --------------


Total issued. . . . . . . . . . . . . . . . . .  2,730,285      37,988,008


Shares redeemed. . . . . . . . . . . . . . . .    (850,020)    (12,151,661)
                                                 ---------  --------------


Net increase. . . . . . . . . . . . . . . . . .  1,880,265  $   25,836,347
                                                 ---------  --------------

                                                 ---------  --------------

----------------------------------------------------------------------------




BASIC VALUE FOCUS FUND

-----------------------------------------------------------------------------

For the Six Months Ended                                          Dollar
June 30, 1996                                      Shares         Amount

-----------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .  4,281,723  $   56,675,139


Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . .  1,551,679      19,209,789
                                                  ---------  --------------


Total issued. . . . . . . . . . . . . . . . . .   5,833,402      75,884,928


Shares redeemed. . . . . . . . . . . . . . . . .   (109,003)     (1,428,771)
                                                  ---------  --------------


Net increase. . . . . . . . . . . . . . . . . .   5,724,399  $   74,456,157
                                                  ---------  --------------
                                                  ---------  --------------

-----------------------------------------------------------------------------

For the Year Ended                                                Dollar
December 31, 1995                                  Shares         Amount

-----------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .  7,762,209  $   98,591,635


Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . .  1,538,264      10,403,524
                                                  ---------  --------------



Total issued. . . . . . . . . . . . . . . . . .   9,300,473     108,995,159


Shares redeemed. . . . . . . . . . . . . . . . .   (711,444)     (8,076,571)
                                                  ---------  --------------


Net increase. . . . . . . . . . . . . . . . . .   8,589,029  $  100,918,588
                                                  ---------  --------------
                                                  ---------  --------------

-----------------------------------------------------------------------------

DEVELOPING CAPITAL MARKETS FOCUS FUND

-----------------------------------------------------------------------------

For the Six Months Ended                                          Dollar
June 30, 1996                                      Shares         Amount

-----------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .  2,206,879  $   21,761,971


Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . .    151,274       1,385,673
                                                  ---------  --------------


Total issued. . . . . . . . . . . . . . . . . .   2,358,153      23,147,644


Shares redeemed. . . . . . . . . . . . . . . . .   (710,327)     (7,127,833)
                                                  ---------  --------------


Net increase. . . . . . . . . . . . . . . . . .   1,647,826  $   16,019,811
                                                  ---------  --------------
                                                  ---------  --------------

-----------------------------------------------------------------------------

For the Year Ended                                                Dollar
December 31, 1995                                  Shares         Amount

-----------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .  2,555,725  $   23,265,598


Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . .     36,009         332,002
                                                  ---------  --------------



Total issued. . . . . . . . . . . . . . . . . .   2,591,734      23,597,600


Shares redeemed. . . . . . . . . . . . . . . . .   (525,636)     (4,592,826)
                                                  ---------  --------------


Net increase. . . . . . . . . . . . . . . . . .   2,066,098  $   19,004,774
                                                  ---------  --------------
                                                  ---------  --------------

-----------------------------------------------------------------------------




DOMESTIC MONEY MARKET FUND

---------------------------------------------------------------------------------

For the Six Months Ended                                              Dollar
June 30, 1996                                        Shares           Amount

---------------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .    44,132,275  $    44,132,275


Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . .     6,987,225        6,987,225
                                                  ------------  ---------------


Total issued. . . . . . . . . . . . . . . . . .     51,119,500       51,119,500


Shares redeemed. . . . . . . . . . . . . . . . .   (79,135,551)     (79,135,551)
                                                  ------------  ---------------


Net decrease. . . . . . . . . . . . . . . . . .    (28,016,051) $   (28,016,051)
                                                  ------------  ---------------
                                                  ------------  ---------------

---------------------------------------------------------------------------------

For the Year Ended                                                    Dollar
December 31, 1995                                    Shares           Amount


---------------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .   111,267,159  $   111,267,159


Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . .    17,571,280       17,571,280
                                                  ------------  ---------------


Total issued. . . . . . . . . . . . . . . . . .    128,838,439      128,838,439


Shares redeemed. . . . . . . . . . . . . . . . .  (188,460,308)    (188,460,308)
                                                  ------------  ---------------


Net decrease. . . . . . . . . . . . . . . . . .    (59,621,869) $   (59,621,869)
                                                  ------------  ---------------
                                                  ------------  ---------------

---------------------------------------------------------------------------------

EQUITY GROWTH FUND

---------------------------------------------------------------------------------

For the Six Months Ended                                              Dollar
June 30, 1996                                        Shares           Amount

---------------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .     2,126,141  $    54,634,330


Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . .     1,846,101       44,841,784
                                                  ------------  ---------------


Total issued. . . . . . . . . . . . . . . . . .      3,972,242       99,476,114


Shares redeemed. . . . . . . . . . . . . . . . .      (177,401)      (4,462,527)
                                                  ------------  ---------------


Net increase. . . . . . . . . . . . . . . . . .      3,794,841  $    95,013,587
                                                  ------------  ---------------
                                                  ------------  ---------------

---------------------------------------------------------------------------------


For the Year Ended                                                    Dollar
December 31, 1995                                    Shares           Amount

---------------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .     3,628,361  $    86,301,010


Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . .        41,296          889,063
                                                  ------------  ---------------


Total issued. . . . . . . . . . . . . . . . . .      3,669,657       87,190,073


Shares redeemed. . . . . . . . . . . . . . . . .      (353,757)      (8,536,475)
                                                  ------------  ---------------


Net increase. . . . . . . . . . . . . . . . . .      3,315,900  $    78,653,598
                                                  ------------  ---------------
                                                  ------------  ---------------

---------------------------------------------------------------------------------




FLEXIBLE STRATEGY FUND

------------------------------------------------------------------------------

For the Six Months Ended                                           Dollar
June 30, 1996                                       Shares         Amount

------------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .     322,632  $    4,900,027


Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . .   2,120,797      31,578,663
                                                  ----------  --------------


Total issued. . . . . . . . . . . . . . . . . .    2,443,429      36,478,690


Shares redeemed. . . . . . . . . . . . . . . . .    (987,097)    (15,068,071)

                                                  ----------  --------------


Net increase. . . . . . . . . . . . . . . . . .    1,456,332  $   21,410,619
                                                  ----------  --------------
                                                  ----------  --------------

------------------------------------------------------------------------------

For the Year Ended                                                 Dollar
December 31, 1995                                   Shares         Amount

------------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .   1,290,613  $   19,615,145


Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . .     896,275      13,101,282
                                                  ----------  --------------


Total issued. . . . . . . . . . . . . . . . . .    2,186,888      32,716,427


Shares redeemed. . . . . . . . . . . . . . . . .  (1,417,547)    (21,921,048)
                                                  ----------  --------------


Net increase. . . . . . . . . . . . . . . . . .      769,341  $   10,795,379
                                                  ----------  --------------
                                                  ----------  --------------

------------------------------------------------------------------------------




GLOBAL STRATEGY FOCUS FUND

------------------------------------------------------------------------------

For the Six Months Ended                                           Dollar
June 30, 1996                                       Shares         Amount

------------------------------------------------------------------------------


Shares sold. . . . . . . . . . . . . . . . . . .     981,582  $   12,165,816


Shares issued to shareholders in reinvestment of

dividends. . . . . . . . . . . . . . . . . . . .   1,034,163      12,699,527
                                                  ----------  --------------


Total issued. . . . . . . . . . . . . . . . . .    2,015,745      24,865,343


Shares redeemed. . . . . . . . . . . . . . . . .  (1,913,271)    (24,125,100)
                                                  ----------  --------------


Net increase. . . . . . . . . . . . . . . . . .      102,474  $      740,243
                                                  ----------  --------------
                                                  ----------  --------------

------------------------------------------------------------------------------

For the Year Ended                                                 Dollar
December 31, 1995                                   Shares         Amount

------------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .   2,383,467  $   28,913,701


Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . .   1,452,481      17,112,643
                                                  ----------  --------------


Total issued. . . . . . . . . . . . . . . . . .    3,835,948      46,026,344


Shares redeemed. . . . . . . . . . . . . . . . .  (4,725,965)    (56,008,034)
                                                  ----------  --------------


Net decrease. . . . . . . . . . . . . . . . . .     (890,017) $   (9,981,690)
                                                  ----------  --------------
                                                  ----------  --------------

------------------------------------------------------------------------------

GLOBAL UTILITY FOCUS FUND

------------------------------------------------------------------------------


For the Six Months Ended                                           Dollar
June 30, 1996                                       Shares         Amount

------------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .     525,876  $    5,953,169


Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . .     318,668       3,566,704
                                                  ----------  --------------


Total issued. . . . . . . . . . . . . . . . . .      844,544       9,519,873


Shares redeemed. . . . . . . . . . . . . . . . .  (1,146,723)    (12,952,886)
                                                  ----------  --------------


Net decrease. . . . . . . . . . . . . . . . . .     (302,179) $   (3,433,013)
                                                  ----------  --------------
                                                  ----------  --------------

------------------------------------------------------------------------------

For the Year Ended                                                 Dollar
December 31, 1995                                   Shares         Amount

------------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .     782,432  $    7,896,815


Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . .     517,492       5,144,108
                                                  ----------  --------------


Total issued. . . . . . . . . . . . . . . . . .    1,299,924      13,040,923


Shares redeemed. . . . . . . . . . . . . . . . .  (1,545,955)    (15,567,315)
                                                  ----------  --------------


Net decrease. . . . . . . . . . . . . . . . . .     (246,031) $   (2,526,392)
                                                  ----------  --------------
                                                  ----------  --------------

------------------------------------------------------------------------------

HIGH CURRENT INCOME FUND


------------------------------------------------------------------------------

For the Six Months Ended                                           Dollar
June 30, 1996                                       Shares         Amount

------------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .   1,949,569  $   21,919,295


Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . .   1,564,745      17,543,433
                                                  ----------  --------------


Total issued. . . . . . . . . . . . . . . . . .    3,514,314      39,462,728


Shares redeemed. . . . . . . . . . . . . . . . .    (709,604)     (7,984,073)
                                                  ----------  --------------


Net increase. . . . . . . . . . . . . . . . . .    2,804,710  $   31,478,655
                                                  ----------  --------------
                                                  ----------  --------------

------------------------------------------------------------------------------

For the Year Ended                                                 Dollar
December 31, 1995                                   Shares         Amount

------------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .   5,980,682  $   65,910,048


Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . .   2,792,967      30,645,264
                                                  ----------  --------------


Total issued. . . . . . . . . . . . . . . . . .    8,773,649      96,555,312


Shares redeemed. . . . . . . . . . . . . . . . .  (1,184,474)    (13,092,078)
                                                  ----------  --------------


Net increase. . . . . . . . . . . . . . . . . .    7,589,175  $   83,463,234
                                                  ----------  --------------
                                                  ----------  --------------

------------------------------------------------------------------------------





INTERMEDIATE GOVERNMENT BOND FUND

----------------------------------------------------------------------------

For the Six Months Ended                                          Dollar
June 30, 1996                                      Shares         Amount

----------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .  1,489,928  $  15,382,724


Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . .    147,175      1,535,737
                                                  ---------  -------------


Total issued. . . . . . . . . . . . . . . . . .   1,637,103     16,918,461


Shares redeemed. . . . . . . . . . . . . . . . .   (136,556)    (1,425,762)
                                                  ---------  -------------


Net increase. . . . . . . . . . . . . . . . . .   1,500,547  $  15,492,699
                                                  ---------  -------------
                                                  ---------  -------------

----------------------------------------------------------------------------

For the Year Ended                                                Dollar
December 31, 1995                                  Shares         Amount

----------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .  2,173,331  $  22,410,622


Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . .    161,544      1,670,786
                                                  ---------  -------------

Total issued. . . . . . . . . . . . . . . . . .   2,334,875     24,081,408


Shares redeemed. . . . . . . . . . . . . . . . .   (321,060)    (3,238,873)
                                                  ---------  -------------



Net increase. . . . . . . . . . . . . . . . . .   2,013,815  $  20,842,535
                                                  ---------  -------------
                                                  ---------  -------------

----------------------------------------------------------------------------

INTERNATIONAL BOND FUND

----------------------------------------------------------------------------

For the Six Months Ended                                          Dollar
June 30, 1996                                      Shares         Amount

----------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .    473,107  $   4,758,679


Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . .     81,153        820,214
                                                  ---------  -------------


Total issued. . . . . . . . . . . . . . . . . .     554,260      5,578,893


Shares redeemed. . . . . . . . . . . . . . . . .   (465,765)    (4,658,877)
                                                  ---------  -------------


Net increase. . . . . . . . . . . . . . . . . .      88,495  $     920,016
                                                  ---------  -------------
                                                  ---------  -------------

----------------------------------------------------------------------------

For the Year Ended                                                Dollar
December 31, 1995                                  Shares         Amount

----------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .    937,367  $   9,691,745


Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . .     77,732        795,218
                                                  ---------  -------------


Total issued. . . . . . . . . . . . . . . . . .   1,015,099     10,486,963



Shares redeemed. . . . . . . . . . . . . . . . .   (317,282)    (3,269,924)
                                                  ---------  -------------


Net increase. . . . . . . . . . . . . . . . . .     697,817  $   7,217,039
                                                  ---------  -------------
                                                  ---------  -------------

----------------------------------------------------------------------------

INTERNATIONAL EQUITY FOCUS FUND

----------------------------------------------------------------------------

For the Six Months Ended                                          Dollar
June 30, 1996                                      Shares         Amount

----------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .  2,960,409  $  33,642,988


Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . .    334,488      3,669,329
                                                  ---------  -------------


Total issued. . . . . . . . . . . . . . . . . .   3,294,897     37,312,317


Shares redeemed. . . . . . . . . . . . . . . . .   (201,910)    (2,301,744)
                                                  ---------  -------------


Net increase. . . . . . . . . . . . . . . . . .   3,092,987  $  35,010,573
                                                  ---------  -------------
                                                  ---------  -------------

----------------------------------------------------------------------------




INTERNATIONAL EQUITY FOCUS FUND

------------------------------------------------------------------------------


For the Year Ended                                                 Dollar
December 31, 1995                                   Shares         Amount

------------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .   2,540,187  $   26,767,717


Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . .     898,135       9,331,626
                                                  ----------  --------------


Total issued. . . . . . . . . . . . . . . . . .    3,438,322      36,099,343


Shares redeemed. . . . . . . . . . . . . . . . .  (2,161,108)    (21,945,941)
                                                  ----------  --------------


Net increase. . . . . . . . . . . . . . . . . .    1,277,214  $   14,153,402
                                                  ----------  --------------
                                                  ----------  --------------

------------------------------------------------------------------------------

NATURAL RESOURCES FOCUS FUND

------------------------------------------------------------------------------

For the Six Months Ended                                           Dollar
June 30, 1996                                       Shares         Amount

------------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .     292,191  $    3,668,481


Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . .      88,476       1,043,135
                                                  ----------  --------------


Total issued. . . . . . . . . . . . . . . . . .      380,667       4,711,616


Shares redeemed. . . . . . . . . . . . . . . . .    (337,250)     (4,191,555)
                                                  ----------  --------------


Net increase. . . . . . . . . . . . . . . . . .       43,417  $      520,061
                                                  ----------  --------------
                                                  ----------  --------------


------------------------------------------------------------------------------




For the Year Ended                                                 Dollar
December 31, 1995                                   Shares         Amount

------------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .     474,971  $    5,198,076


Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . .      63,806         835,171
                                                  ----------  --------------


Total issued. . . . . . . . . . . . . . . . . .      538,777       6,033,247


Shares redeemed. . . . . . . . . . . . . . . . .    (601,388)     (6,852,669)
                                                  ----------  --------------


Net decrease. . . . . . . . . . . . . . . . . .      (62,611) $     (819,422)
                                                  ----------  --------------
                                                  ----------  --------------

------------------------------------------------------------------------------

PRIME BOND FUND

------------------------------------------------------------------------------

For the Six Months Ended                                           Dollar
June 30, 1996                                       Shares         Amount

------------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .   1,738,225  $   20,530,452


Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . .   1,314,650      15,751,538
                                                  ----------  --------------


Total issued. . . . . . . . . . . . . . . . . .    3,052,875      36,281,990



Shares redeemed. . . . . . . . . . . . . . . . .  (1,538,839)    (18,635,653)
                                                  ----------  --------------


Net increase. . . . . . . . . . . . . . . . . .    1,514,036  $   17,646,337
                                                  ----------  --------------
                                                  ----------  --------------

------------------------------------------------------------------------------

For the Year Ended                                                 Dollar
December 31, 1995                                   Shares         Amount

------------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .   3,880,829  $   45,621,465


Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . .   2,612,921      30,585,478
                                                  ----------  --------------


Total issued. . . . . . . . . . . . . . . . . .    6,493,750      76,206,943

Shares redeemed. . . . . . . . . . . . . . . . .  (2,316,349)    (27,181,488)
                                                  ----------  --------------


Net increase. . . . . . . . . . . . . . . . . .    4,177,401  $   49,025,455
                                                  ----------  --------------
                                                  ----------  --------------

------------------------------------------------------------------------------





QUALITY EQUITY FUND

-------------------------------------------------------------------------------

For the Six Months Ended                                            Dollar
June 30, 1996                                       Shares          Amount

-------------------------------------------------------------------------------


Shares sold. . . . . . . . . . . . . . . . . . .      954,616  $   27,911,113


Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . .    3,194,180      90,363,359
                                                  -----------  --------------


Total issued. . . . . . . . . . . . . . . . . .     4,148,796     118,274,472


Shares redeemed. . . . . . . . . . . . . . . . .     (403,467)    (11,678,091)
                                                  -----------  --------------


Net increase. . . . . . . . . . . . . . . . . .     3,745,329  $  106,596,381
                                                  -----------  --------------
                                                  -----------  --------------

-------------------------------------------------------------------------------

For the Year Ended                                                  Dollar
December 31, 1995                                   Shares          Amount

-------------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .    2,793,165  $   82,433,320


Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . .      651,881      18,002,604
                                                  -----------  --------------


Total issued. . . . . . . . . . . . . . . . . .     3,445,046     100,435,924


Shares redeemed. . . . . . . . . . . . . . . . .     (509,752)    (15,180,783)
                                                  -----------  --------------


Net increase. . . . . . . . . . . . . . . . . .     2,935,294  $   85,255,141
                                                  -----------  --------------
                                                  -----------  --------------

-------------------------------------------------------------------------------

RESERVE ASSETS FUND

-------------------------------------------------------------------------------

For the Six Months Ended                                            Dollar
June 30, 1996                                       Shares          Amount


-------------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .    3,437,118  $    3,437,118


Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . .      603,246         603,246
                                                 -----------  --------------


Total issued. . . . . . . . . . . . . . . . . .     4,040,364       4,040,364


Shares redeemed. . . . . . . . . . . . . . . . .   (6,064,833)     (6,064,833)
                                                  -----------  --------------


Net decrease. . . . . . . . . . . . . . . . . .    (2,024,469) $   (2,024,469)
                                                  -----------  --------------
                                                  -----------  --------------

-------------------------------------------------------------------------------

For the Year Ended                                                  Dollar
December 31, 1995                                   Shares          Amount

-------------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .    6,811,139  $    6,811,139


Shares issued to shareholders in reinvestment of
dividends and distributions. . . . . . . . . . .    1,582,801       1,582,801
                                                  -----------  --------------


Total issued. . . . . . . . . . . . . . . . . .     8,393,940       8,393,940


Shares redeemed. . . . . . . . . . . . . . . . .  (15,081,975)    (15,081,975)
                                                  -----------  --------------


Net decrease. . . . . . . . . . . . . . . . . .    (6,688,035) $   (6,688,035)
                                                  -----------  --------------
                                                  -----------  --------------

-------------------------------------------------------------------------------

WORLD INCOME FOCUS FUND

-------------------------------------------------------------------------------

For the Six Months Ended                                            Dollar

June 30, 1996                                       Shares          Amount

-------------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .      787,569  $    7,687,323


Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . .      374,021       3,609,145
                                                  -----------  --------------


Total issued. . . . . . . . . . . . . . . . . .     1,161,590      11,296,468


Shares redeemed. . . . . . . . . . . . . . . . .     (616,354)     (5,919,857)
                                                  -----------  --------------


Net increase. . . . . . . . . . . . . . . . . .       545,236  $    5,376,611
                                                  -----------  --------------
                                                  -----------  --------------

-------------------------------------------------------------------------------




WORLD INCOME FOCUS FUND

-----------------------------------------------------------------------------

For the Year Ended                                                 Dollar
December 31, 1995                                   Shares         Amount

-----------------------------------------------------------------------------

Shares sold. . . . . . . . . . . . . . . . . . .     481,318  $   4,592,255


Shares issued to shareholders in reinvestment of
dividends. . . . . . . . . . . . . . . . . . . .     727,949      6,851,555
                                                  ----------  -------------



Total issued. . . . . . . . . . . . . . . . . .    1,209,267     11,443,810


Shares redeemed. . . . . . . . . . . . . . . . .  (1,045,651)    (9,863,555)
                                                  ----------  -------------


Net increase. . . . . . . . . . . . . . . . . .      163,616  $   1,580,255
                                                  ----------  -------------
                                                  ----------  -------------

-----------------------------------------------------------------------------




5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1995, the Company had net capital loss carryforwards of approximately $3,818,000 in the Developing Capital Markets Focus Fund, of which $91,000 expires in 2002 and $3,727,000 expires in 2003; $3,364,000 in the Global
Strategy Focus Fund, all of which expires in 2003; $3,673,000 in the Global Utility Focus Fund, of which $1,463,000 expires in 2002 and $2,210,000 expires in 2003; $1,391,000 in the High Current Income Fund, of which $119,000 expires in 1999, $301,000 expires in 2002 and $971,000 expires in 2003; $6,977,000 in the International Equity Focus Fund, all of which expires in 2003; $15,879,000 in the Prime Bond Fund, of which $15,024,000 expires in 2002 and $855,000 expires in 2003; and $1,881,000 in the World Income Focus Fund, all of which expires in 2002. These amounts will be available to offset like amounts of any future taxable gains.

6. LOANED SECURITIES:

At June 30, 1996, the Intermediate Government Bond Fund and Prime Bond Fund held US Treasury bonds having an aggregate value of approximately $1,014,947 and $9,814,000, respectively, as collateral for portfolio securities loaned having a market value of approximately $1,011,090 and $9,510,000, respectively.

7. COMMITMENTS:

At June 30, 1996, the following Portfolios had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which they agreed to purchase and sell various foreign currencies with values of approximately:



FUND                                      PURCHASE       SELL

------------------------------------------------------------------


Development Capital Markets Focus Fund            --   $ 1,772,636


Flexible Strategy Fund. . . . . . . .     $1,239,739     1,584,152


Global Strategy Focus Fund. . . . . .      3,859,627     5,937,404


International Equity Focus Fund. . . .       655,652       757,802


World Income Focus Fund. . . . . . . .        13,082            --

------------------------------------------------------------------



8. SUBSEQUENT EVENT:

On July 9, 1996, the Board of Directors declared ordinary income dividends per share payable on July 16, 1996 to shareholders of record as of July 8, 1996 as follows:



                               ORDINARY
FUND                            INCOME

-----------------------------------------

American Balanced Fund. . .     $ .264270


Basic Value Focus Fund. . .       .078764


Equity Growth Fund. . . . .       .037634


Flexible Strategy Fund. . .       .240460


Global Utility Focus Fund. .      .132105


Natural Resources Focus Fund      .115139



Quality Equity Fund. . . . .      .349679

-----------------------------------------



On July 1, 1996, the Board of Directors declared ordinary income dividends per share payable on July 1, 1996 to shareholders of record as of June 28, 1996 as follows:



                                       ORDINARY
FUND                                    INCOME

-------------------------------------------------

High Current Income Fund. . . . .      $  .079624


Intermediate Government Bond Fund         .047985


International Bond Fund. . . . .          .050031


Prime Bond Fund. . . . . . . . .          .059824


World Income Focus Fund. . . . .          .060121

-------------------------------------------------


                           PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

     (A) FINANCIAL STATEMENTS

     Contained in Part A:

     Financial Highlights:


     American Balanced Fund for the period January 1, 1996 to June 30, 1996 (unaudited), for each of the years in the seven-year period ended December 31, 1995 and for the period June 1, 1988
     (commencement of operations) to December 31, 1988 (audited).



     Basic Value Focus Fund for the period January 1, 1996 to June 30, 1996 (unaudited), for each of the years in the two-year period ended December 31, 1995 and for the period July 1, 1993
     (commencement of operations) to December 31, 1993 (audited).



     Developing Capital Markets Focus Fund for the period January 1, 1996 to June 30, 1996 (unaudited), for the year ended December 31, 1995 and for the period May 2, 1994 (commencement of operations) to December 31, 1994 (audited).



     Domestic Money Market Fund for the period January 1, 1996 to June 30, 1996 (unaudited), for each of the years in the three-year period ended December 31, 1995 and for the period February 20, 1992 (commencement of operations) to December 31, 1992 (audited).



     Equity Growth Fund for the period January 1, 1996 to June 30, 1996 (unaudited) and for each of the years in the ten-year period ended December 31, 1995 (audited).



     Global Strategy Focus Fund for the period January 1, 1996 to June 30, 1996 (unaudited), for each of the years in the three-year period ended December 31, 1995 and for the period February 28, 1992 (commencement of operations) to December 31, 1992 (audited).



     Global Utility Focus Fund for the period January 1, 1996 to June 30, 1996 (unaudited), for each of the years in the two-year period ended December 31, 1995 and for the period July 1, 1993
     (commencement of operations) to December 31, 1993 (audited).



     High Current Income Fund for the period January 1, 1996 to June 30, 1996 (unaudited) and for each of the years in the ten-year period ended December 31, 1995 (audited).



     Government Bond Fund for the period January 1, 1996 to June 30, 1996 (unaudited), for the year ended December 31, 1995 and for the period May 2, 1994 (commencement of operations) to December 31, 1994 (audited).



     International Equity Focus Fund for the period January 1, 1996 to June 30, 1996 (unaudited), for each of the years in the two-year period ended December 31, 1995 and for the period July 1, 1993 (commencement of operations) to December 31, 1993 (audited).



     Natural Resources Focus Fund for the period January 1, 1996 to June 30, 1996 (unaudited), for each of the years in the seven-year period ended December 31, 1995 and for the period June 1, 1988 (commencement of operations) to December 31, 1988 (audited).


     Prime Bond Fund for the period January 1, 1996 to June 30, 1996 (unaudited) and for each of the years in the ten-year period ended December 31, 1995 (audited).



     Quality Equity Fund for the period January 1, 1996 to June 30, 1996 (unaudited) and for each of the years in the ten-year period ended December 31, 1995 (audited).

     Reserve Assets Fund for the period January 1, 1996 to June 30, 1996 (unaudited) and for each of the years in the ten-year period ended December 31, 1995 (audited).




     Global Bond Focus Fund for the period January 1, 1996 to June 30, 1996 (unaudited), for each of the years in the two-year period ended December 31, 1995 and for the period July 1, 1993 (commencement of operations) to December 31, 1993 (audited).


     Contained in Part B:


     Schedules of Investments as of December 31, 1995 (audited) and as of June 30, 1996 (unaudited).



     Statements of Assets and Liabilities as of December 31, 1995 (audited) and as of June 30, 1996 (unaudited).



     Statements of Operations for the year ended December 31, 1995 (audited) and for the six-month period ended June 30, 1996 (unaudited).



     Statements of Changes in Net Assets for each of the periods in the two-year period ended December 31, 1995 (audited) and for the six-month period ended June 30, 1996 (unaudited) and the year ended December 31, 1995 (unaudited).


     Financial Highlights:


     American Balanced Fund for the period January 1, 1996 to June 30, 1996 (unaudited) and for each of the years in the five-year period ended December 31, 1995 (audited).



     Basic Value Focus Fund for the period January 1, 1996 to June 30, 1996 (unaudited), for each of the years in the two-year period ended December 31, 1995, and for the period July 1, 1993 (commencement of operations) to December 31, 1993 (audited).



     Developing Capital Markets Focus Fund for the period January 1, 1996 to June 30, 1996 (unaudited), for the year ended December 31, 1995 and for the period May 2, 1994 (commencement of operations) to December 31, 1994 (audited).



     Domestic Money Market Fund for the period January 1, 1996 to June 30, 1996 (unaudited), for each of the years in the three-year period ended December 31, 1995 and for the period February 20, 1992 (commencement of operations) to December 31, 1992 (audited).



     Equity Growth Fund for the period January 1, 1996 to June 30, 1996 (unaudited) and for each of the years in the five-year period ended December 31, 1995 (audited).



     Global Strategy Focus Fund for the period January 1, 1996 to June 30, 1996 (unaudited), for each of the years in the three-year period ended December 31, 1995 and for the period February 28, 1992 (commencement of operations) to December 31, 1992 (audited).


     Global Utility Focus Fund for the period January 1, 1996 to June 30, 1996 (unaudited), for each of the years in the two-year period ended December 31, 1995 and for the period July 1, 1993 (commencement of operations) to December 31, 1993 (audited).



     High Current Income Fund for the period January 1, 1996 to June 30, 1996 (unaudited) and for each of the years in the five-year period ended December 31, 1995 (audited).



     Government Bond Fund for the period January 1, 1996 to June 30, 1996 (unaudited), for the year ended December 31, 1995 and for the period May 2, 1994 (commencement of operations) to December 31, 1994 (audited).



     International Equity Focus Fund for the period January 1, 1996 to June 30, 1996 (unaudited), for each of the years in the two-year period ended December 31, 1995 and for the period July 1, 1993 (commencement of operations) to December 31, 1993 (audited).

     Natural Resources Focus Fund for the period January 1, 1996 to June 30, 1996 (unaudited) and for each of the years in the five-year period ended December 31, 1995 (audited).




     Prime Bond Fund for the period January 1, 1996 to June 30, 1996 (unaudited) and for each of the years in the five-year period ended December 31, 1995 (audited).



     Quality Equity Fund for the period January 1, 1996 to June 30, 1996 (unaudited) and for each of the years in the five-year period ended December 31, 1995 (audited).



     Reserve Assets Fund for the period January 1, 1996 to June 30, 1996 (unaudited) and for each of the years in the five-year period ended December 31, 1995 (audited).



     Global Bond Focus Fund for the period January 1, 1996 to June 30, 1996 (unaudited), for each of the years in the two-year period ended December 31, 1995 and for the period July 1, 1993 (commencement of operations) to December 31, 1993 (audited).


     (B) EXHIBITS:


EXHIBIT
NUMBER                                  DESCRIPTION
------       -----------------------------------------------------------------
    1 (a) -- Articles of Incorporation of Registrant (a)
    1 (b) -- Form of Articles Supplementary of Registrant (b)
    1 (c) -- Form of Articles of Amendment of Registrant (c)
    1 (d) -- Form of Articles Supplementary of Registrant (d)
    1 (e) -- Form of Articles Supplementary of Registrant (e)
    1 (f) -- Form of Articles Supplementary of Registrant (f)
    1 (g) -- Articles Supplementary to Registrant's Articles of Incorporation
             relating to the redesignation of shares of common stock as
             Merrill Lynch Basic Value Focus Fund Common Stock, Merrill Lynch
             World Income Focus Fund Common Stock, Merrill Lynch Global
             Utility Focus Fund Common Stock and Merrill Lynch International
             Equity Focus Fund Common Stock(s)
    1 (h) -- Articles Supplementary to Registrant's Articles of Incorporation
             relating to the designation of shares of common stock as Merrill
             Lynch Developing Capital Markets Focus Fund Common Stock, Merrill
             Lynch International Bond Fund Common Stock and Merrill Lynch
             Intermediate Government Bond Fund Common Stock (u)
    1 (i) -- Articles Supplementary to Registrant's Articles of Incorporation
             relating to the designation of shares of common stock as Merrill
             Lynch Index 500 Fund Common Stock.*
    1 (j) -- Form of Articles of Amendment to Registrant's Articles of
             Incorporation relating to the reclassification of the Merrill
             Lynch Flexible Strategy Fund Common Stock as Merrill Lynch Global
             Strategy Focus Fund Common Stock, the reclassification of the
             Merrill Lynch International Bond Fund Common Stock as Merrill
             Lynch World Income Focus Fund Common Stock, the change in name of the class of shares of common stock designated as Merrill Lynch
             Intermediate Government Bond Fund to Merrill Lynch Government
             Bond Fund, and the change in the name of the class of shares of common stock designated as Merrill Lynch World Income Focus Fund to Merrill Lynch Global Bond Focus Fund.*
    2     -- By-Laws of Registrant, as amended (g)

EXHIBIT
NUMBER                                  DESCRIPTION
------       -----------------------------------------------------------------
    3     -- None
    4     -- Specimen certificate for shares of common stock of Registrant (h)
    5 (a) -- Investment Advisory Agreement for Merrill Lynch Reserve Assets
             Fund (i)
    5 (b) -- Investment Advisory Agreement for the Merrill Lynch Prime Bond
             Fund, Merrill Lynch High Current Income Fund, Merrill Lynch
             Quality Equity Fund and Merrill Lynch Equity Growth Fund (j)
    5 (c) -- Form of Investment Advisory Agreement for Merrill Lynch Index 500
             Fund*
    5 (d) -- Form of Investment Advisory Agreement for Merrill Lynch Natural
             Resources Focus Fund and Merrill Lynch American Balanced Fund (l)
    5 (e) -- Form of Investment Advisory Agreement for Merrill Lynch Domestic
             Money Market Fund and Merrill Lynch Global Strategy Focus Fund
             (m)
    5 (f) -- Form of Investment Advisory Agreement for Merrill Lynch Basic
             Value Focus Fund, Merrill Lynch Global Bond Focus Fund, Merrill
             Lynch Global Utility Focus Fund and Merrill Lynch International
             Equity Focus Fund (t)
    5 (g) -- Form of Investment Advisory Agreement for Merrill Lynch
             Developing Capital Markets Focus Fund and Merrill Lynch
             Government Bond Fund (u)
    6 (a) -- Form of Distribution Agreement (n)
    7     -- None
    8     -- Form of Custodian Agreement (o)
    9 (a) -- Form of Transfer Agency, and Dividend Disbursing Agreement (p)
    9 (b) -- Form of Agreement relating to the use of the 'Merrill Lynch' name
             (q)
    9 (c) -- Form of Participation Agreement (k)
   10     -- Opinion of Counsel (filed with Rule 24f-2 Notice on February 29,
             1996)
   11     -- Consent of Deloitte & Touche LLP*
   12     -- None
   13     -- None
   14     -- None
   15     -- None
   16     -- Calculation of Performance Data (r)
   24     -- Power of Attorney for Robert S. Salomon, Jr. (v)
   27     -- Financial Data Schedules*


---------------
(a) Incorporated by reference to Exhibit 1 to the Registrant's Registration Statement on Form N-1 (the 'Registration Statement').


(b) Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 1 to the Registration Statement.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

(c) Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 7 to the Registration Statement.

(d) Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 10 to the Registration Statement.

(e) Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 12 to the Registration Statement.

(f) Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 16 to the Registration Statement ('Post-Effective Amendment No. 16').

(g) Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 11 to the Registration Statement ('Post-Effective Amendment No. 11').

(h) Incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 4 to the Registration Statement ('Post-Effective Amendment No. 4').

(i) Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 8 to the Registration Statement ('Post-Effective Amendment No. 8').

(j) Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 8.

(k) Incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No. 24 to Registrant's Registration Statement ('Post-Effective Amendment No. 24').

(l)  Incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No.
     11.

(m) Incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No.
    16.

(n) Incorporated by reference to Exhibit 6(a) to Amendment No. 1 to Registrant's Registration Statement ('Amendment No. 1').

(o) Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 4.

(p) Incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 4.

(q) Incorporated by reference to Exhibit 9(b) to Amendment No. 1.

(r) Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 13 to the Registration Statement.


(s) Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 20 to the Registration Statement.

(t) Incorporated by reference to Exhibit 5(f) to Post-Effective Amendment No. 20 to the Registration Statement.

(u) Incorporated by reference to Exhibit 5(g) to Post-Effective Amendment No. 21 to the Registration Statement.

(v) Incorporated by reference to Exhibit 24 to Post-Effective Amendment No. 24.


* Filed herewith.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Registrant does not control any other person. Except that substantially all of Registrant's issued and outstanding shares are and will be held by Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Family Life Insurance Company for their Separate Accounts, the Registrant is not under common control with any other person.

ITEM 26.  NUMBERS OF HOLDERS OF SECURITIES.


                                                                 NUMBER OF
                                                               HOLDERS AS OF
                                                                OCTOBER 31,
TITLE OF CLASS 1993                                                 1996
------------------------------------------------------------   -------------
Common stock, par value $0.10 per share, Merrill Lynch
  Domestic Money Market Fund Class..........................           3
Common stock, par value $0.10 per share, Merrill Lynch
  Reserve Assets Fund Class.................................           8
Common stock, par value $0.10 per share, Merrill Lynch Prime
  Bond Fund Class...........................................           4
Common stock, par value $0.10 per share, Merrill Lynch High
  Current Income Fund Class.................................          10
Common stock, par value $0.10 per share, Merrill Lynch
  Quality Equity Fund Class.................................           9
Common stock, par value $0.10 per share, Merrill Lynch
  Equity Growth Fund Class..................................          13
Common stock, par value $0.10 per share, Merrill Lynch
  Natural Resources Focus Fund Class........................           8
Common stock, par value $0.10 per share, Merrill Lynch
  American Balanced Fund Class..............................           9
Common stock, par value $0.10 per share, Merrill Lynch
  Global Strategy Focus Fund Class*.........................          12
Common stock, par value $0.10 per share, Merrill Lynch Basic
  Value Focus Fund Class....................................           8
Common stock, par value $0.10 per share, Merrill Lynch
  Global Bond Focus Fund Class**............................          14
Common stock, par value $0.10 per share, Merrill Lynch
  Global Utility Focus Fund Class...........................           7
Common stock, par value $0.10 per share, Merrill Lynch
  International Equity Focus Fund Class.....................           7
Common stock, par value $0.10 per share, Merrill Lynch
  Developing Capital Markets Focus Fund Class...............           7
Common stock, par value $0.10 per share, Merrill Lynch
  Government Bond Fund Class................................           3
Common stock, par value $0.10 per share, Merrill Lynch Index
  500 Fund Class***.........................................           0
                                                                  ------


---------------

  * Includes holders of shares of the Merrill Lynch International Bond Fund on October 31, 1996.




 ** Includes holders of shares of the Merrill Lynch Flexible Strategy Fund on
    October 31, 1996.



*** Has not commenced operations.


     The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner and Smith Incorporated.

ITEM 27.  INDEMNIFICATION.


     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a 'corporate representative') of the Registrant, except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys' fees and judgements, fines and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant; and
(ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The Registrant is also authorized under
Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant. Under the Distribution Agreement, the Registrant has agreed to indemnify the Distributor against any loss, liability, claim, damage or expense arising out of any untrue statement of a material fact, or an omission to state a material fact, in any registration statement, prospectus or report to shareholders of the Registrant. Reference is made to Article VI of Registrant's Certificate of Incorporation, Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreement.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF MANAGER.


     Merrill Lynch Asset Management, L.P. (the 'Manager' or 'MLAM'), acts as investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund,

Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc.; and the following closed-end investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. Fund Asset Management, L.P. ('FAM'), an affiliate of MLAM, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield

California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, Inc., and Worldwide DollarVest Fund, Inc.

     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager and FAM is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ('MLFD') is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ('Merrill Lynch') and Merrill Lynch & Co., Inc. ('ML&Co.') is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ('MLFDS') is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and director of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since February 1, 1993 for his own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President, and Mr. Richard is Treasurer of all or substantially all of the investment companies described in the preceding paragraph. Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are directors or officers of one or more of such companies.



                            POSITIONS WITH                  OTHER SUBSTANTIAL BUSINESS,
NAME                      INVESTMENT ADVISER            PROFESSION, VOCATION OR EMPLOYMENT
----------------------  ----------------------  ---------------------------------------------------
ML&Co. ...............  Limited Partner         Financial Services Holding Company; Limited Partner
                                                  of FAM.

Princeton Services....  General Partner         General Partner of FAM.

Arthur Zeikel.........  President               President of FAM; President and Director of
                                                  Princeton Services; Director of Merrill Lynch
                                                  Funds Distributors, Inc. ('MLFD'); Executive Vice
                                                  President of ML&Co.

Terry K. Glenn........  Executive Vice          Executive Vice President of FAM; President and
                          President               Director of MLFD; Executive Vice President and
                                                  Director of Princeton Services; President of
                                                  Princeton Administrators, L.P.; Director of
                                                  MLFDS.

Vincent R. Giordano...  Senior Vice President   Senior Vice President of FAM; Senior Vice President
                                                  of Princeton Services.

Elizabeth Griffin.....  Senior Vice President   Senior Vice President of FAM.

Norman R. Harvey......  Senior Vice President   Senior Vice President of FAM; Senior Vice President
                                                  of Princeton Services.

Michael J.
  Hennewinkel.........  Senior Vice President   Senior Vice President of FAM.

N. John Hewitt........  Senior Vice President   Senior Vice President of FAM; Senior Vice President
                                                  of Princeton Services.

                            POSITIONS WITH                  OTHER SUBSTANTIAL BUSINESS,
NAME                      INVESTMENT ADVISER            PROFESSION, VOCATION OR EMPLOYMENT
----------------------  ----------------------  ---------------------------------------------------
Philip L. Kirstein....  Senior Vice President,  Senior Vice President, General Counsel and
                          General Counsel,        Secretary of FAM; Senior Vice President, General
                          Director and            Counsel, Director and Secretary of Princeton
                          Secretary               Services; Director of MLFD.

Ronald M. Kloss.......  Senior Vice President   Senior Vice President and Controller of FAM; Senior
                          and Controller          Vice President and Controller of Princeton
                                                  Services.

Richard L. Reller.....  Senior Vice President   Senior Vice President of FAM; Senior Vice President
                                                  of Princeton Services.

Stephen M. M.
  Miller..............  Senior Vice President   Executive Vice President of Princeton
                                                  Administrators, L.P.

Joseph T. Monagle.....  Senior Vice President   Senior Vice President of FAM; Senior Vice President
                                                  of Princeton Services.

Michael L. Quinn        Senior Vice President   Senior Vice President of FAM; Senior Vice President
                                                  of Princeton Services; Managing Director and
                                                  First Vice President of Merrill Lynch from 1989
                                                  to 1995.

Gerald M. Richard.....  Senior Vice President   Senior Vice President and Treasurer of FAM; Senior
                          and Treasurer           Vice President and Treasurer of Princeton
                                                  Services; Vice President and Treasurer of MLFD.

Ronald Welburn........  Senior Vice President   Senior Vice President of FAM; Senior Vice President
                                                  of Princeton Services.

Anthony Wiseman.......  Senior Vice President   Senior Vice President of Princeton Services.


ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) MLFD acts as the principal underwriter for the Registrant and for each of the investment companies referred to in the first paragraph of Item 28 except Apex Municipal Fund, Inc., CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Convertible Holdings, Inc., The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., MuniAssets Fund, Inc., The Municipal Fund Accumulation Program, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Fund, MuniYield Arizona Fund, MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, Inc. and Worldwide DollarVest, Inc.

     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is Box 9081, Princeton, New Jersey 08543-9081, except that the address of Officers Crook, Aldrich, Brady, Breen, Fatseas and Wasel, is One Financial Center, Boston, Massachusetts 02111-2646.


                            POSITIONS AND OFFICES
                                    WITH             POSITIONS AND OFFICES WITH
          NAME                   UNDERWRITER                 REGISTRANT
-------------------------  -----------------------   --------------------------
Terry K. Glenn...........  President                 Executive Vice President
Arthur Zeikel............  Director                  President and Director
Philip L. Kirstein.......  Director                  None
William E. Aldrich.......  Senior Vice President     None
Robert W. Crook..........  Senior Vice President     None
Kevin Boman..............  Vice President            None
Michael J. Brady.........  Vice President            None
William M. Breen.........  Vice President            None
Mark A. DeSario..........  Vice President            None
James T. Fatseas.........  Vice President            None
Debra W. Landsman-Yaros..  Vice President            None
Michelle T. Lau..........  Vice President            None
Gerald M. Richard........  Vice President and        Treasurer
                             Treasurer
Sal Venezia..............  Vice President            None
William Wasel............  Vice President            None
Robert Harris............  Secretary                 None

     (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant, its Investment Adviser and its Custodian and Transfer Agent.

ITEM 31.  MANAGEMENT SERVICES.

     Other than as set forth under the captions 'Directors' and 'Investment Adviser' in the Prospectus constituting Part A of the Registration Statement and under the captions 'Management of the Company' and 'Investment Advisory Arrangements' in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32.  UNDERTAKINGS.

     The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request, and without charge.



     The Company hereby undertakes to file, within four to six months of the effective date of post-effective amendment number 26 to the Company's Registration Statement, a post-effective amendment to the Registration Statement containing reasonably current, unaudited financial statements for the Merrill Lynch Index 500 Fund.



     The Company hereby undertakes to comply with the restrictions on indemnification set forth in Investment Company Act Release No. IC-11330, September 2, 1980.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 6th day of December, 1996.


                                           MERRILL LYNCH VARIABLE SERIES FUNDS,
                                             INC.
                                                       (Registrant)

                                          By:          /s/ ARTHUR ZEIKEL
                                              ----------------------------------
                                                 (Arthur Zeikel, President)

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        SIGNATURE                          TITLE                          DATE
-------------------------  -------------------------------------   -------------------
    /s/ARTHUR ZEIKEL       President and Director                     December 6, 1996
-------------------------    (Principal Executive Officer)
     (Arthur Zeikel)

            *              Treasurer (Principal Financial and
-------------------------    Accounting Officer)
   (Gerald M. Richard)

            *              Director
-------------------------
     (Walter Mintz)

            *              Director
-------------------------
   (Melvin R. Seiden)

            *              Director
-------------------------
  (Stephen B. Swensrud)

            *              Director
-------------------------
      (Joe Grills)


            *              Director
-------------------------
(Robert S. Salomon, Jr.)

*By /s/ARTHUR ZEIKEL                                                   December 6, 1996
    ---------------------
     (Arthur Zeikel)
    Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                  DESCRIPTION
------       -----------------------------------------------------------------
    1 (i) -- Articles Supplementary to Registrant's Articles of Incorporation
             relating to the designation of shares of common stock as Merrill
             Lynch Index 500 Fund Common Stock.*
    1 (j) -- Form of Articles Supplementary to Registrant's Articles of
             Incorporation relating to the reclassification of the Merrill
             Lynch Flexible Strategy Fund Common Stock as Merrill Lynch Global
             Strategy Focus Fund Common Stock, the reclassification of the
             Merrill Lynch International Bond Fund Common Stock as Merrill
             Lynch World Income Focus Fund Common Stock, the change in name of the class of shares of common stock designated as Merrill Lynch
             Intermediate Government Bond Fund to Merrill Lynch Government
             Bond Fund, and the change in the name of the class of shares of common stock designated as Merrill Lynch World Income Focus Fund to Merrill Lynch Global Bond Focus Fund.*
    5 (c) -- Form of Investment Advisory Agreement for Merrill Lynch Index 500
             Fund*
   11     -- Consent of Deloitte & Touche LLP*
   27     -- Financial Data Schedules*

* Filed herewith.